As filed with the Securities and Exchange Commission on December 20, 2010

Registration Statement No. 333-166112

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________

AMENDMENT NO. 1 TO
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
____________________________________

ME PORTFOLIO MANAGEMENT LIMITED

(ABN 79 005 964 134)
(Exact name of Registrant as specified in its charter)
____________________________________

Victoria, Australia (State or other jurisdiction of incorporation or organization)
Level 16
360 Collins Street
Melbourne, VIC 3000
Australia
Telephone:  + 613 9605 6000
(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
Not Applicable (I.R.S. Employer Identification No.)
____________________________________

CT Corporation System
111 Eighth Avenue
13th Floor
New York, New York 10011
Telephone: + 1 212 590 9100
 (Name, address, including zip code and telephone number, including area code, of agent for service)
____________________________________

Copies to:

Mr. Nicholas Vamvakas Mr. Paul Garvey ME Portfolio Management Limited Level 16 360 Collins Street Melbourne, VIC 3000 Australia	Susan M. Curtis, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, NY 10036

Approximate Date of Commencement of Proposed Sale to the Public:  From time to time on or after this Registration Statement becomes effective, as determined by market conditions.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐
_____________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

This Registration Statement includes (i) a base prospectus relating to Mortgage Backed Floating Rate Notes and (ii) an illustrative form of prospectus supplement for use in the offering of each series of Mortgage Backed Floating Rate Notes.  Appropriate modifications will be made to the form of prospectus supplement to disclose the specific terms of any particular series of notes, the specific classes of notes to be offered thereby, and the terms of the related offering.  Each base prospectus used (in either preliminary or final form) will be accompanied by a prospectus supplement.

The information in this prospectus is not complete and may be changed.  We may not sell these notes until the registration statement filed with the Securities and Exchange Commission becomes effective.  This prospectus is not an offer to sell nor is it soliciting an offer to buy these notes in any state where the offer or sale is prohibited.

FORM OF PROSPECTUS SUPPLEMENT

Prospectus Supplement to Prospectus dated [              ,       ])

US$[              ]

SMHL Global Fund [    ]-[ ]
Issuing Entity

ME Portfolio Management Limited (ABN 79 005 964 134)
Depositor, Sponsor and Manager

Members Equity Bank Pty Limited (ABN 56 070 887 679)
Servicer, [an] Originator and Mortgage Manager

Perpetual Limited (ABN 86 000 431 827)
Issuer Trustee in its capacity as trustee of the Issuing Entity [and
Trustee of an Originator, SMHL Origination Fund No. 3]
____________

The Class A[ ] notes [and the Class [insert the name of any other notes offered by this prospectus supplement] notes] offered by this prospectus supplement (collectively referred to as the offered notes) will be collateralized by a pool of housing loans secured by properties located in Australia.  The pool will include housing loans that may have a redraw [and/or top-up] feature as described herein.  SMHL Global Fund [    ]-[ ] will be governed by the laws of New South Wales, Australia.

The offered notes are not deposits and neither the offered notes nor the underlying housing loans are insured or guaranteed by any governmental agency or instrumentality.  The offered notes represent obligations of the issuer trustee in its capacity as trustee of the SMHL Global Fund [    ]-[ ] only and do not represent obligations of or interests in, and are not guaranteed by any other entity, including ME Portfolio Management Limited, Members Equity Bank Pty Limited, Perpetual Limited (or any affiliate of those companies) or any of the underwriters or any of their respective affiliates.

[If any of the offered notes are to be listed on an exchange, insert appropriate description].

Payments on the Class A[ ] notes [and the Class A[ ] notes] will be made on quarterly payment dates, being the [  ]th day or, if the [  ]th day is not a banking day, then the next banking day, of each of [          ], [          ], [          ] and [          ].  The first quarterly payment date will be in [          ].

Payments on [the Class A[ ] notes][, the Class AB notes] and the Class B notes will be made on monthly payment dates, being the [  ]th day or, if the [  ]th day is not a banking day, then the next banking day, of each calendar month.  The first monthly payment date will be in [          ].

[Include information about frequency of payments of principal and interest on any other notes offered by this prospectus supplement or as part of the series].

Payment of interest on and principal of the offered notes will be supported by credit enhancement in the form of subordination and allocation of losses as between the Class A notes [as a whole][, the Class AB notes] and the Class B notes [identity of any other forms of credit enhancement described in the base prospectus present in a particular offering] and liquidity enhancement in the form of a liquidity reserve and a payment funding facility.  [                                     ] is the fixed-floating interest rate swap provider, [                                     ] is the US$ currency swap provider [and [                                     ] is the Euro currency swap provider].  [Identity of any entity providing credit enhancement or liquidity enhancement that is liable or contingently liable to provide payments representing 10% or more of the cash flows supporting any offered notes].  See "Summary—Credit Enhancements", "—Liquidity Enhancements" and "—Hedging Arrangements".

Investing in the offered notes involves risks.  See "Risk Factors" beginning on page S-[  ] of this prospectus supplement.

	Initial Principal Balance*	Initial Interest Rate(1)	Price to Investors	Underwriting Commissions and Discounts(2)	Proceeds to Issuer Trustee(3)
Class A[ ] notes	$[ ]	[ ]%	[ ]%	[ ]%	[ ]%
Class [insert the name of any other notes offered by this prospectus supplement] notes	$[ ]	[ ]%	[ ]%	[ ]%	[ ]%

*	Approximate initial principal balance.

(1)	The interest rate will be based on [three-month LIBOR plus the applicable margin], as described in this prospectus supplement.

(2)	Discounts and commissions to the underwriters will be paid by the manager and are not deducted from the proceeds of the issue of the Class A[ ] notes.

(3)	Before deducting expenses payable by the manager estimated to be approximately US$[ ].

Delivery of the offered notes in book-entry form through The Depository Trust Company, Clearstream, Luxembourg and the Euroclear System will be made on or about [                 ,         ].

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these notes or determined if this prospectus supplement or the base prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

[ ]	[ ]

[ ]	[ ]

Underwriter[s]

Subject to completion, dated [             ,    ]

Neither Members Equity Bank Pty Limited nor any associate of Members Equity Bank Pty Limited (including ME Portfolio Management Limited) in any way stands behind the capital value and/or the performance of the offered notes or the assets of SMHL Global Fund [    ]-[ ] (the "fund").  Members Equity Bank Pty Limited does not stand behind the obligations of ME Portfolio Management Limited.

The offered notes do not represent deposits or other liabilities of Members Equity Bank Pty Limited or any associate of Members Equity Bank Pty Limited, including ME Portfolio Management Limited.

Members Equity Bank Pty Limited does not guarantee the payment of interest or the repayment of principal due on the offered notes or the performance of the assets of the fund (except to the limited extent provided in the transaction documents for the fund).

The holding of the offered notes is subject to investment risk, including possible delays in repayment and loss of income and principal invested.

None of Perpetual Limited, any associate of Perpetual Limited, Perpetual Trustee Company Limited, Perpetual Corporate Trust Limited[, P.T. Limited] nor [                                     ], as Class A note trustee, principal paying agent, calculation agent and Class A note registrar in any way stands behind the capital value and/or the performance of the offered notes or the assets of the fund.

The offered notes do not represent deposits or other liabilities of Perpetual Limited, in any capacity other than in its capacity as issuer trustee of the fund, or any associate of Perpetual Limited including Perpetual Trustee Company Limited[,] [and] Perpetual Corporate Trust Limited [and P.T. Limited].

[Neither [fixed-floating interest rate swap provider] nor any associate of [fixed-floating interest rate swap provider] in any way stands behind the capital value or the performance of the offered notes or the assets of the fund.]

[The offered notes do not represent deposits or other liabilities of [fixed-floating interest rate swap provider] or any associate of [fixed-floating interest rate swap provider].]

[Neither [US$ currency swap provider] nor any associate of [US$ currency swap provider] in any way stands behind the capital value or the performance of the offered notes or the assets of the fund.]

[The offered notes do not represent deposits or other liabilities of [US$ currency swap provider] or any associate of [US$ currency swap provider].]

[Neither [Euro currency swap provider] nor any associate of [Euro currency swap provider] in any way stands behind the capital value or the performance of the offered notes or the assets of the fund.]

[The offered notes do not represent deposits or other liabilities of [Euro currency swap provider] or any associate of [Euro currency swap provider].]

None of the underwriters nor any associate of any of the underwriters in any way stands behind the capital value and/or the performance of the offered notes or the assets of the fund.

The offered notes do not represent deposits or other liabilities of the underwriters, and are subject to investment risk, including possible delays in repayment and loss of income and principal invested. None of the underwriters guarantees any particular rate of return or the performance of the offered notes, nor do they guarantee the repayment of principal from the transaction.

TABLE OF CONTENTS

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT AND THE BASE PROSPECTUS	iv
DISCLAIMERS WITH RESPECT TO SALES TO NON-U.S. INVESTORS	v
ADDITIONAL DISCLAIMERS	vii
CAPITALIZED TERMS	ix
PRESENTATION OF CURRENCIES AND OTHER INFORMATION	ix
SUMMARY	S-1
Parties to the Transaction	S-1
Summary of the Notes	S-4
Ratings	S-7
Structural Overview	S-7
Credit Enhancements	S-9
Liquidity Enhancements	S-11
Application of Realized Losses	S-12
Redraws	S-13
[Top-up Loans]	S-14
Repurchases and Substitutions of Housing Loans for Breaches of Representations	S-16
Hedging Arrangements	S-17
Mortgage Insurance Policies	S-17
Final Maturity Date and the Manager's Option to Direct Call of Notes	S-18
Redemption of the Notes for Taxation or Other Reasons	S-18
Final Redemption of the Notes	S-19
Events of Default	S-20
The Housing Loan Pool	S-21
Fees and Expenses	S-22
Australian Withholding Tax	S-23
U.S. Tax Status	S-23
Legal Investment	S-24
ERISA Considerations	S-24
Denominations	S-24
Book-Entry Registration	S-24
Collections	S-24
Interest on the Notes	S-26
Principal on the Notes	S-26
Allocation of Cash Flows	S-27
RISK FACTORS	S-32
THE ISSUING ENTITY	S-61
Capitalization of the Issuing Entity	S-63
THE ISSUER TRUSTEE	S-63
THE SERVICER AND MORTGAGE MANAGER	S-64
THE DEPOSITOR, SPONSOR AND MANAGER	S-66
Directors	S-68
THE ORIGINATORS	S-68
THE CLASS A NOTE TRUSTEE, PRINCIPAL PAYING AGENT, CALCULATION AGENT AND CLASS A NOTE REGISTRAR	S-69
AFFILIATIONS AND CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	S-69
SUPERANNUATION MEMBERS' HOME LOANS SECURITISATION PROGRAM	S-70
SMHL Global Fund [ ]-[ ]	S-70
Origination Funds and Warehousing Trusts	S-71
Other Trusts	S-71
SUPERANNUATION MEMBERS' HOME LOANS RESIDENTIAL LOAN PROGRAM	S-72
Approval and Underwriting Process	S-72
Application Verification and Debt Servicing Ability	S-72

i

DESCRIPTION OF THE ASSETS OF THE FUND	S-76
DESCRIPTION OF THE POOL OF HOUSING LOANS	S-76
General	S-76
Pool Selection Criteria	S-77
Features of the Housing Loans	S-77
Details of the Housing Loan Pool	S-77
Static Pool Information	S-90
Delinquency Experience of the Housing Loans	S-91
Representations and Warranties Regarding the Housing Loans	S-98
THE MORTGAGE INSURANCE POLICIES	S-98
Description of the Mortgage Insurers	S-99
Period of Cover	S-100
Loss Coverage	S-101
Exclusions	S-103
Timely Payment Cover	S-103
Refusal or Reduction in Claim	S-104
DESCRIPTION OF THE OFFERED NOTES	S-104
General	S-104
Form of the Offered Notes	S-105
Payments on the Notes	S-106
Key Dates and Periods	S-106
Calculation of Collections	S-108
Collections	S-109
Interest Collections	S-110
Interest on the Notes	S-115
Principal Collections	S-117
Fees and Expenses Paid in Priority to Offered Notes	S-121
Redraws	S-125
Redraw Funding Facility	S-125
[Top-up Loans]	S-128
[Top-up Funding Facility]	S-130
Application of Realized Losses	S-132
Payments into US$ Account	S-134
Payments out of US$ Account	S-134
[Payments into € Account]	S-134
[Payments out of € Account]	S-135
Payments into A$ Account	S-135
Payments out of A$ Account	S-136
Threshold Rate	S-136
The Fixed-Floating Interest Rate Swaps	S-137
The Currency Swap[s]	S-142
Payment Funding Facility	S-149
Redemption of the Notes upon an Event of Default	S-153
Final Maturity Date and the Manager's Option to Direct Call of the Notes	S-153
Redemption of the Notes for Taxation or Other Reasons	S-154
Final Redemption of the Notes	S-155
Residual Interests	S-155
Termination of the Fund	S-156
Reports to Noteholders	S-156
Periodic Reporting	S-156
DESCRIPTION OF THE TRANSACTION DOCUMENTS	S-157
The Security Trust Deed	S-157
PREPAYMENT AND YIELD CONSIDERATIONS	S-168
General	S-168
Prepayments	S-168
Weighted Average Lives	S-170

USE OF PROCEEDS	S-175
ADDITIONAL INFORMATION	S-175
LEGAL ASPECTS OF THE HOUSING LOANS	S-175
Personal Property Securities	S-176
Australian Consumer Law	S-177
AUSTRALIAN TAX MATTERS	S-178
General	S-178
CERTAIN UNITED STATES FEDERAL INCOME TAXATION CONSIDERATIONS	S-178
Payments of Interest	S-179
Sale, Redemption, or Retirement of the Offered Notes	S-179
Withholding on Payments to Foreign Financial Institutions and Other Information Reporting	S-179
EXCHANGE CONTROLS AND LIMITATIONS	S-179
ERISA CONSIDERATIONS	S-180
RATINGS OF THE NOTES	S-180
BOOK ENTRY REGISTRATION	S-181
[GENERAL INFORMATION]	S-181
PLAN OF DISTRIBUTION	S-181
Underwriting	S-181
Offering Restrictions	S-183
AUTHORIZATION	S-190
LITIGATION	S-190
DTC, EUROCLEAR AND CLEARSTREAM, LUXEMBOURG	S-190
EXPERTS	S-191
LEGAL MATTERS	S-191
GLOSSARY	S-192

Important Notice About Information Presented in this Prospectus Supplement and the Base Prospectus

For the purposes of this prospectus supplement and the base prospectus, the Class A[ ] notes [and the Class [insert the name of any other notes offered by this prospectus supplement] notes] are being offered by this prospectus supplement and the base prospectus while the Class [insert description of classes of notes not being offered by this prospectus supplement] notes and the liquidity notes, the payment funding facility notes (if any), the redraw funding facility notes (if any) and the top-up funding facility notes (if any) are not being offered by this prospectus supplement or the base prospectus.

We describe the offered notes in two separate documents that progressively provide more detail: (1) the accompanying base prospectus, which provides general information, some of which may not apply to the offered notes and (2) this prospectus supplement, which describes the specific terms of the offered notes.

Neither this prospectus supplement nor the base prospectus contains all of the information included in the registration statement.  The registration statement also includes copies of various contracts and documents referred to in this prospectus supplement and the base prospectus.  You may obtain copies of these documents for review.  See "Available Information" in the base prospectus.

We include cross-references in this prospectus supplement and in the base prospectus to captions in these materials where you can find further related discussions.  The preceding Table of Contents and the Table of Contents included in the base prospectus provide the pages on which these captions are located.

The information in this prospectus supplement, if conveyed prior to the time of sale of the offered notes, supersedes any information contained in any prior similar materials relating to the offered notes.  [The information in this prospectus supplement is preliminary, and is subject to completion or change.]  This prospectus supplement is being delivered to you solely to provide you with information about the offering of the offered notes referred to in this prospectus supplement and to solicit an offer to purchase the offered notes, when, as and if issued.  Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the offered notes, until we have accepted your offer to purchase the offered notes.

The offered notes are being sold when, as and if issued.  MEPM is not obligated to cause the issuer trustee to issue the offered notes or any similar security and each underwriter's obligation to deliver the offered notes is subject to the terms and conditions of its underwriting agreement with MEPM and the issuer trustee, among others, and the availability of the offered notes when, as and if issued by the issuer trustee.  You are advised that the terms of the offered notes, and the characteristics of the mortgage pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the mortgage pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the mortgage pool, and that one or more classes of notes may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  The underwriters' obligation to sell any of the offered notes to you is conditioned on the mortgage loans and the offered notes having the characteristics described in this prospectus supplement.  If for any reason the issuer trustee does not deliver the offered notes, the underwriters will notify you, and none of the issuer trustee, MEPM or any underwriter will have any obligation to you to deliver all or any portion of the offered notes which you have committed to purchase, and none of the issuer trustee, MEPM or any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

In this prospectus supplement, the terms "we", "us", "our" and "MEPM" refer to ME Portfolio Management Limited.  Definitions of capitalized terms used in this prospectus supplement and the base prospectus are located under "Glossary" in this prospectus supplement and "Glossary" in the base prospectus.

Disclaimers with Respect to Sales to Non-U.S. Investors

This section applies only to the offering of the offered notes in countries other than the United States.  In this section of this prospectus supplement, references to Perpetual Limited are to that company in its capacity as issuer trustee of the SMHL Global Fund [    ]-[ ] only, and not its personal capacity or in its capacity of trustee of any other fund.

Other than in the United States, no person has taken or will take any action that would permit a public offer of the offered notes in any country or jurisdiction.  The offered notes may be offered non-publicly in other jurisdictions subject to compliance with all applicable laws.  The offered notes may not be offered or sold, directly or indirectly, and neither this prospectus supplement and the base prospectus nor any form of application, advertisement or other offering material may be issued, distributed or published in any country or jurisdiction, unless permitted under all applicable laws and regulations.  Each underwriter has agreed to comply with all applicable securities laws and regulations in each jurisdiction in which it purchases, offers, sells or delivers offered notes or possesses or distributes this prospectus supplement and base prospectus or any other offering material.  The distribution of this prospectus supplement and base prospectus and the offer or sale of the offered notes may be restricted in some jurisdictions. In particular, there are restrictions on the distribution of this prospectus supplement and base prospectus and the offer and sale of the offered notes in Australia, the European Economic Area, the United Kingdom, the Republic of France, the Federal Republic of Germany, the Republic of Italy, the Netherlands, Norway, Hong Kong and Singapore.  You should inform yourself about and observe any of these restrictions.  For a description of further restrictions on offers and sales of the offered notes, see "Plan of Distribution—Underwriting" and "—Offering Restrictions" in this prospectus supplement.

This prospectus supplement and the base prospectus do not and are not intended to constitute an offer to sell or a solicitation of any offer to buy any of the offered notes by or on behalf of Perpetual Limited or ME Portfolio Management Limited in any jurisdiction in which the offer or solicitation is not authorized or in which the person making the offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make an offer or solicitation in such jurisdiction.

NOTICE TO RESIDENTS OF THE UNITED KINGDOM

THIS PROSPECTUS SUPPLEMENT AND THE BASE PROSPECTUS MAY ONLY BE COMMUNICATED OR CAUSED TO BE COMMUNICATED TO PERSONS IN THE UNITED KINGDOM IN CIRCUMSTANCES WHERE THE PROVISIONS OF SECTION 21(1) OF THE FINANCIAL SERVICES AND MARKETS ACT 2000, AS AMENDED (THE "FSMA") DO NOT APPLY OR TO PERSONS OTHERWISE HAVING PROFESSIONAL EXPERIENCE IN MATTERS RELATING TO INVESTMENTS AND QUALIFYING AS INVESTMENT PROFESSIONALS UNDER ARTICLE 19(5) OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005, AS AMENDED (THE "ORDER") OR TO PERSONS QUALIFYING AS HIGH NET WORTH PERSONS UNDER ARTICLE 49(2) OF THE ORDER.

NEITHER THE NOTES NOR THIS PROSPECTUS SUPPLEMENT OR THE BASE PROSPECTUS ARE AVAILABLE TO OTHER CATEGORIES OF PERSONS IN THE UNITED KINGDOM AND NO-ONE FALLING OUTSIDE SUCH CATEGORIES IS ENTITLED TO RELY ON, AND THEY MUST NOT ACT ON, ANY INFORMATION IN THIS PROSPECTUS SUPPLEMENT OR THE BASE PROSPECTUS.  THE COMMUNICATION OF THIS PROSPECTUS SUPPLEMENT OR THE BASE PROSPECTUS TO ANY PERSON IN THE UNITED KINGDOM OTHER THAN THE CATEGORIES STATED ABOVE, OR ANY OTHER PERSON TO WHOM IT IS OTHERWISE LAWFUL TO COMMUNICATE THIS PROSPECTUS SUPPLEMENT AND THE BASE PROSPECTUS, IS UNAUTHORIZED AND MAY CONTRAVENE THE FSMA.

NOTICE TO RESIDENTS OF HONG KONG

The contents of this document have not been reviewed by any regulatory authority in Hong Kong.  You are advised to exercise caution in relation to the offer.  If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

v

Neither this prospectus supplement and the base prospectus nor any part hereof or thereof shall constitute an offer for sale to the public in Hong Kong and it is not the intention of MEPM, the issuer trustee or any underwriter that the offered notes be offered for sale to the public in Hong Kong.

Additional Disclaimers

ME Portfolio Management Limited is responsible for this prospectus supplement and the base prospectus.  ME Portfolio Management Limited has made all reasonable inquiries with respect to the content of this prospectus supplement and the accompanying base prospectus.  However, ME Portfolio Management Limited has relied upon information provided to it by Members Equity Bank Pty Limited, Perpetual Limited, Perpetual Trustee Company Limited, Perpetual Corporate Trust Limited, [P.T. Limited,] [                                     ], as Class A note trustee, principal paying agent, calculation agent and Class A note registrar, [                                     ], as fixed-floating interest rate swap provider, [                                     ], as US$ currency swap provider, [[                                     ], as Euro currency swap provider,] and Genworth Financial Mortgage Insurance Pty Limited, as mortgage insurer, in respect of itself and Genworth Financial, Inc. and its subsidiaries.

Members Equity Bank Pty Limited, in its individual capacity and as servicer, an originator and mortgage manager, ME Portfolio Management Limited, in its individual capacity and as depositor, sponsor and manager, SMHL Origination Fund No. 3, in its individual capacity and as an originator, Perpetual Limited, in its individual capacity and as issuer trustee, trustee of SMHL Origination Fund No. 3, liquidity facility provider, payment funding facility provider, redraw funding facility provider, [top-up funding facility provider] and the transferor of housing loans to the fund, Perpetual Trustee Company Limited, in its individual capacity and as security trustee, Perpetual Corporate Trust Limited, in its individual capacity and as back up servicer, [P.T. Limited, in its individual capacity and as liquidity noteholder,] [Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1, as liquidity facility provider and liquidity noteholder,] [                                     ], as Class A note trustee, principal paying agent, calculation agent and Class A note registrar, [                                     ], as fixed-floating interest rate swap provider, [                                     ], as US$ currency swap provider, [[                                     ], as Euro currency swap provider,] Genworth Financial Mortgage Insurance Pty Limited, as mortgage insurer, the Commonwealth of Australia, as mortgage insurer, and the underwriters do not recommend that any person should purchase any of the offered notes nor provide any advice as to the tax consequences of investing in the offered notes.

None of Members Equity Bank Pty Limited, in its individual capacity and as servicer, an originator and mortgage manager, ME Portfolio Management Limited, in its individual capacity and as depositor, sponsor and manager, SMHL Origination Fund No. 3, in its individual capacity and as an originator, Perpetual Limited, in its individual capacity and as issuer trustee, trustee of SMHL Origination Fund No. 3, liquidity facility provider, payment funding facility provider, redraw funding facility provider, [top-up funding facility provider and the transferor of housing loans to the fund, Perpetual Trustee Company Limited, in its individual capacity and as security trustee, Perpetual Corporate Trust Limited, in its individual capacity and as back up servicer, [P.T. Limited, in its individual capacity and as liquidity noteholder,] [Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1, as liquidity facility provider and liquidity noteholder,] [                                     ], as Class A note trustee, principal paying agent, calculation agent and Class A note registrar, [                                     ], as fixed-floating interest rate swap provider, [                                     ], as US$ currency swap provider, [[                                     ], as Euro currency swap provider,] Genworth Financial Mortgage Insurance Pty Limited, as mortgage insurer, the Commonwealth of Australia, as mortgage insurer or any of the underwriters guarantees the payment of interest or the repayment of principal due on the offered notes.

None of the obligations of ME Portfolio Management Limited, in its individual capacity and as depositor, sponsor and manager, Perpetual Limited, in its individual capacity and as issuer trustee, trustee of SMHL Origination Fund No. 3, liquidity facility provider, payment funding facility provider, redraw funding facility provider, [top-up funding facility provider and the transferor of housing loans to the fund, Perpetual Trustee Company Limited, in its individual capacity and as security trustee, Perpetual Corporate Trust Limited, in its individual capacity and as back up servicer[,] [or] [P.T. Limited, in its individual capacity and as liquidity noteholder] [or] [Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1, as liquidity facility provider and liquidity noteholder], are guaranteed in any way by Members Equity Bank Pty Limited or any associate of Members Equity Bank Pty Limited (including ME Portfolio Management Limited), [or] by

Perpetual Limited or any associate of Perpetual Limited (including Perpetual Trustee Company Limited[,] [or] Perpetual Corporate Trust Limited [or] [P.T. Limited]) [or by Industry Funds Management (Nominees 2) Pty Limited or any associate of Industry Funds Management (Nominees 2) Pty Limited (including Super Business Loans Unit Trust No. 1)].

None of [fixed-floating interest rate swap provider], [US$ currency swap provider], [Euro currency swap provider], Perpetual Limited, Perpetual Trustee Company Limited, Perpetual Corporate Trust Limited[, P.T. Limited] or any of their associates have authorized or caused the issue of this prospectus supplement or the base prospectus.

Each person receiving this prospectus supplement and the base prospectus:

•
acknowledges that the underwriters have expressly not undertaken to review the financial condition or affairs of the fund or any party named in the prospectus supplement and the base prospectus during the life of the offered notes; and

•	should seek its own tax, accounting and legal advice as to the consequences of investing in any of the offered notes.

No person has been authorized to give any information or to make any representations other than those contained in this prospectus supplement and the base prospectus in connection with the issue or sale of the offered notes.  If such information or representation is given or received, it must not be relied upon as having been authorized by ME Portfolio Management Limited, Perpetual Limited or any of the underwriters.

Neither the delivery of this prospectus supplement or the base prospectus nor any sale made in connection with this prospectus supplement and the base prospectus will, under any circumstances, create any implication that:

•
there has been no material change in the affairs of the fund or any party named in this prospectus supplement and the base prospectus since the date of this prospectus supplement and the base prospectus or the date upon which this prospectus supplement or the base prospectus has been most recently amended or supplemented; or

•
any other information supplied in connection with the offered notes is correct as of any time subsequent to the date on which it is supplied or, if different, the date indicated in the document containing the same.

The issuer trustee's liability to make payments of interest and principal on the offered notes is limited to the assets of the fund available to be applied towards those payments in accordance with the transaction documents.  All claims against the issuer trustee in relation to the offered notes may only be satisfied out of the assets of the fund and are limited in recourse to the assets of the fund.

None of the rating agencies have been involved in the preparation of this prospectus supplement or the base prospectus.  The rating agencies do not accept responsibility for any information contained in this prospectus supplement or the base prospectus.  No representation, warranty or undertaking, express or implied, is made and no responsibility or liability is accepted by the rating agencies as to the accuracy or completeness of any of the information contained in this prospectus supplement or the base prospectus.

You should rely only on the information contained in this document or to which we have referred you.  We have not authorized anyone to provide you with information that is different.  This document may only be used where it is legal to sell these securities.  The information in this document may only be accurate on the date of this document.

By distributing or arranging for the distribution of this prospectus to the underwriters and the persons to whom this prospectus is distributed, the issuer trustee announces to the underwriters and each such person that:

•
the Class A[ ] notes [and the Class [insert the name of any other notes offered by this prospectus supplement] notes] will initially be issued in the form of book-entry notes and will be registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC");

•
in connection with the issue, DTC will confer rights in the Class A[ ] notes [and the Class [insert the name of any other notes offered by this prospectus supplement] notes] to the noteholders and will record the existence of those rights; and

•
as a result of the issue of the Class A[ ] notes [and the Class [insert the name of any other notes offered by this prospectus supplement] notes] in this manner, such rights will be able to be created.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in or incorporated by reference in this prospectus supplement and the base prospectus consist of forward-looking statements, within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, relating to future economic performance or projections and other financial items.  These statements can be identified by the use of forward-looking words such as "may," "will," "should," "believes," "estimates," "expects," "anticipates" or similar words indicating that the future outcomes are uncertain.  Because forward-looking statements made in this prospectus supplement and the base prospectus involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially include, but are not limited to, those described in this prospectus supplement and the base prospectus under "Risk Factors" in this prospectus supplement; the actions of competitors in the mortgage industry; general economic conditions (especially in Australia); changes in interest rates, unemployment, the rate of inflation, consumer perceptions of the economy and home values; compliance with U.S. and Australian federal and state laws, including consumer protection laws, tort laws and, in relation to the U.S., ERISA; and changes in such laws, customer preferences and various other matters, many of which are beyond our control.

Capitalized Terms

The capitalized terms used in this prospectus supplement, unless defined elsewhere in this prospectus supplement, have the meanings set forth in the Glossary beginning on page S-[  ] of this prospectus supplement or, if not defined in this prospectus supplement, the Glossary beginning on page [  ] of the base prospectus.

Presentation of Currencies and Other Information

In this prospectus, references to "U.S. dollars" and "US$" are references to U.S. currency[, references to "Euro" and "€" are references to the single currency introduced at the third stage of the European Economic and Monetary Union pursuant to the Treaty Establishing the European Community, as amended,] and references to "Australian dollars", "A$" and "$" are references to Australian currency.

Unless otherwise stated in this prospectus, any translations of Australian dollars into U.S. dollars have been made at a rate of US$[        ] = A$1.00, [the exchange rate as displayed on the Bloomberg Service under AUD currency at [  .  ] [a.m.] [p.m.] Melbourne time on [               ,      ]] [the rate of exchange (set as at the commencement of the US$ currency swap) applicable under the US$ currency swap for the exchange of Australian dollars into U.S. dollars (the "US$ Exchange Rate")].  Use of such rate is not a representation that Australian dollar amounts actually represent such U.S. dollar amounts or could be converted into U.S. dollars at that rate.

[Unless otherwise stated in this prospectus, any translations of Australian dollars into Euros have been made at a rate of €[        ] = A$1.00, [the exchange rate as displayed on the Bloomberg Service under EUAD currency at [  .  ] [a.m.] [p.m.] Melbourne time on [               ,      ]] [the rate of exchange (set as at the commencement of the Euro currency swap) applicable under the Euro currency swap for the exchange of Australian dollars into Euros (the "Euro Exchange Rate")].  Use of such rate is not a representation that Australian dollar amounts actually represent Euro amounts or could be converted into Euros at that rate.]

 Prior to enforcement of the charge under the security trust deed and the declaration of the Secured Moneys immediately due and payable on demand, determinations in relation to and payments to Class A[ ] noteholders in respect of interest and principal under the Interest Collections Waterfall and the Principal Collections Waterfall (see "Description of the Offered Notes—Interest Collections—Interest Collections Waterfall" and "—Principal Collections—Principal Collections Waterfall" in this prospectus supplement) will be converted from Australian dollars to U.S. dollars at the US$ Exchange Rate set under the US$ currency swap.  Following enforcement of the charge under the security trust deed and the declaration of the Secured Moneys immediately due and payable on demand, determinations in relation to the Australian dollar amounts payable in respect of the Secured Moneys (denominated in U.S. dollars) owing in respect of the Class A[ ] notes will be made as described under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Conversion of U.S. Dollar-Denominated Secured Moneys into Australian Dollars" in this prospectus supplement and payments to Class A[ ] noteholders in respect of Secured Moneys will be made as described in "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Payments in U.S. Dollars" in this prospectus supplement.

[Prior to enforcement of the charge under the security trust deed and the declaration of the Secured Moneys immediately due and payable on demand, determinations in relation to and payments to Class A[ ] noteholders in respect of interest and principal under the Interest Collections Waterfall and the Principal Collections Waterfall (see "Description of the Offered Notes—Interest Collections—Interest Collections Waterfall" and "—Principal Collections—Principal Collections Waterfall" in this prospectus supplement) will be converted from Australian dollars to Euros at the Euro Exchange Rate set under the Euro currency swap.  Following enforcement of the charge under the security trust deed and the declaration of the Secured Moneys immediately due and payable on demand, determinations in relation to the Australian dollar amounts payable in respect of the Secured Moneys (denominated in Euros) owing in respect of the Class A[ ] notes will be made as described under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Conversion of Euro-Denominated Secured Moneys into Australian Dollars" in this prospectus supplement and payments to Class A[ ] noteholders in respect of Secured Moneys will be made as described in "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Payments in Euros" in this prospectus supplement.

References in this prospectus to statutes followed by "(Cth)" are to legislation enacted by the federal parliament of the Commonwealth of Australia.  References in this prospectus to statutes followed by "(NSW)", "(Vic)", "(WA)" and "(Qld)" are legislation enacted by the state parliament of the Australian states of New South Wales, Victoria, Western Australia and Queensland, respectively.

[[Include where required in connection with the listing of the offered notes on an exchange]  The language of this prospectus is English.  Certain legislative references and technical terms have been cited in their original language in order that the correct technical meaning may be ascribed to them under applicable law.]

x

Summary

This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision.  This summary contains an overview of some of the concepts and other information to aid your understanding.  All of the information contained in this summary is qualified by the more detailed explanations in other parts of this prospectus supplement and the base prospectus.

Parties to the Transaction

Issuing Entity:	SMHL Global Fund [ ]-[ ], which we refer to as the "fund".

Program:	Superannuation Members' Home Loans, which we refer to as "SMHL".

Issuer Trustee:	Perpetual Limited (ABN 86 000 431 827), in its capacity as trustee of the fund, Level 12, 123 Pitt Street, Sydney, NSW, 2000, Australia.

Depositor, Sponsor and Manager:

ME Portfolio Management Limited (formerly known as Superannuation Members' Home Loans Limited) (ABN 79 005 964 134), which we refer to as "MEPM," Level 16, 360 Collins Street, Melbourne, VIC 3000, Australia.  Telephone: + 613 9605-6000.

Class A Note Trustee:	[ ], [address].

Security Trustee:	Perpetual Trustee Company Limited (ABN 42 000 001 007), Level 12, 123 Pitt Street, Sydney, NSW 2000, Australia.

Servicer and Mortgage Manager:
Members Equity Bank Pty Limited (formerly known as Members Equity Pty Limited) (ABN 56070 887 679), which we refer to as "ME Bank".

[Identity of any affiliated servicers or other entities that service 10% or more of the pool assets].

Back Up Servicer:	Perpetual Corporate Trust Limited (ABN 99 000 341 533), Level 12, 123 Pitt Street, Sydney, NSW 2000, Australia.

Originators:
Members Equity Bank Pty Limited (formerly known as Members Equity Pty Limited) (ABN 56070 887 679).

Superannuation Members' Home Loans Origination Fund No. 3, which we refer to as "SMHL Origination Fund No. 3".  Perpetual Limited is the trustee of SMHL Origination Fund No. 3.

Housing loans are originated by Members Equity Bank Pty Limited in the name of Perpetual Limited in its capacity as trustee of SMHL Origination Fund No. 3.  Funds are then advanced by SMHL Origination Fund No. 3 to the borrower.

[Identity of any other entities that originated, or are expected to originate, 10% or more of the pool assets].

Principal Paying Agent:	[ ].

Class A Note Registrar:	[ ].

Calculation Agent:	[ ].

Residual Capital Unitholder:	[Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1].

Income Unitholder:	[Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1].

Liquidity Facility Provider:
[Perpetual Limited, in its capacity as trustee of [SMHL Origination Fund No. 3] [Superannuation Members' Home Loans Warehousing Trust 2004-1, which we refer to as "SMHL Warehousing Trust 2004-1".]]

[Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1.]

Liquidity Noteholder:
[P.T. Limited, as nominee for Perpetual Limited, in its capacity as trustee of [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1.]]
[Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1.]

Payment Funding Facility Provider:
Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3.
[Identify any entity providing credit enhancement or liquidity enhancement that is liable or contingently liable to provide payments representing 10% or more of the cash flows supporting any offered notes].

Redraw Funding Facility Provider:	Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3.

[Top-up Funding Facility Provider:	Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3.]

Underwriters:	[ ] [ ] [ ] [ ]

Mortgage Insurers:	Commonwealth of Australia Genworth Financial Mortgage Insurance Pty Limited (ABN 60 106 974 305)

Fixed-Floating Interest Rate Swap Provider:	[ ]

US$ Currency Swap Provider:	[ ]

[Euro Currency Swap Provider:	[ ]]

Summary of the Notes
Structural Diagram

DEPOSITOR, SPONSOR AND MANAGER
ME Portfolio Management Limited
ORIGINATION OF HOUSING LOANS
Housing loans are originated by
ORIGINATOR
Members Equity Bank Pty Limited
in the name of Perpetual Limited in its capacity as trustee of
ORIGINATOR
SMHL Origination Fund No. 3
PAYMENT FUNDING FACILITY PROVIDER
Perpetual Limited in its capacity as trustee of SMHL Origination Fund No. 3
Manager Fee
SERVICER, ORIGINATOR AND MORTGAGE MANAGER
Members Equity Bank Pty Limited
Payment funding facility advances and repayments
SECURITY TRUSTEE
Perpetual Trustee Company Limited
in its capacity as trustee of
SECURITY TRUST
Servicing of housing loans
Perpetual Limited in its capacity as trustee of
[SMHL Warehousing Trust 2004-1]
[SMHL [Fund] [Trust] [ ]-[ ]]
REDRAW FUNDING FACILITY PROVIDER
Perpetual Limited in its capacity as trustee of SMHL Origination Fund No. 3
Transfer of housing loans
Floating charge over the assets of the fund
MORTGAGE INSURERS
Genworth Financial Mortgage Insurance Pty Limited and Commonwealth of Australia
Redraw funding facility advances and repayments
ISSUER TRUSTEE
Perpetual Limited
in its capacity as trustee of
ISSUING ENTITY
SMHL Global Fund [ ]-[ ]
Payments for mortgage insurance policies
LIQUIDITY FACILITY PROVIDER
[Perpetual Limited in its capacity as trustee of [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1]]
[Industry Funds Management (Nominees 2) Pty Limited in its capacity as trustee of Super Business Loans Unit Trust No. 1]
Cash Collateralization Fund
Residual income payments
INCOME UNITHOLDER
[Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1]
A$ payments on Class A[ ] notes [and Class A[ ] notes]
Sum of A$[ ]
RESIDUAL CAPITAL UNITHOLDER
[Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1]
[TOP-UP FUNDING FACILITY PROVIDER
Perpetual Limited in its capacity as trustee of SMHL Origination Fund No. 3]
Top-up funding facility advances and repayments
A$ payments on [Class A[ ] notes][, Class AB notes] [and] Class B notes
A$ payments under the fixed-floating interest rate swap
US$ CURRENCY SWAP PROVIDER
[ ]
[EURO CURRENCY SWAP PROVIDER
[ ]]
FIXED-FLOATING RATE SWAP PROVIDER
[ ]
PRINCIPAL PAYING AGENT
[ ]
US$ payments
[Euro payments]
Class A[ ] noteholders
[Class A[ ] noteholders]
[Class A[ ] noteholders][, Class AB noteholders] [and] Class B noteholders
CLASS A NOTE TRUSTEE
[ ]
in its capacity as trustee of
CLASS A NOTE TRUST
AND CLASS A NOTE REGISTRAR
[ ]

In addition to the Class A[ ] notes [and the Class [insert the name of any other notes offered by this prospectus supplement] notes], the issuer trustee will also issue [Class A[ ] notes,] [Class A[ ] notes,] [Class AB notes] [and] Class B notes collateralized by the same pool of housing loans.  The [Class A[ ] notes,] [Class A[ ] notes,] [Class AB notes] [and] [the] Class B notes are described in this prospectus solely for the information of investors in the Class A[ ] notes [and the Class [insert the name of any other notes offered by this prospectus supplement] notes].  The issuer trustee will issue liquidity notes [and payment funding facility notes] on the Closing Date.  See "Description of the Transaction Documents—Liquidity Reserve—Cash Collateral Account" in the base prospectus.  The issuer trustee may in certain circumstances on or after the Closing Date also issue [additional] payment funding facility notes and redraw funding facility notes [and top-up funding facility notes] collateralized by the same pool of housing loans.  [The Class A[ ] notes,] [Class A[ ] notes,] [Class AB notes,] [the] Class B notes and the liquidity notes, [the] [any] payment funding facility notes, any redraw funding facility notes [and any top-up funding facility notes] have not been, and will not be, registered in the U.S., and are not being offered by this prospectus supplement or the base prospectus.

In this prospectus supplement and the base prospectus, unless otherwise specified, the term "offered notes" will mean the Class A[ ] notes [and the Class [insert the name of any other notes offered by this prospectus supplement] notes] and the term "non-offered notes" will mean the [Class A[ ] notes,] [the Class A[ ] notes,] [the Class AB notes] [and] [the] Class B notes and any liquidity notes, payment funding facility notes, redraw funding facility notes [and top-up funding facility notes] issued on or after the Closing Date.  [The term "Class A[ ] notes" will mean the [Class [list all sub-classes of notes offered by this prospectus supplement]].  The term "notes" will mean both the offered notes and the non-offered notes.

	Class A[ ]	[Class A[ ]]	[Class A[ ]]	[Class AB]	Class B
Initial Principal Balance1	US$[ ]	€[ ]	A$[ ]	A$[ ]	A$[ ]
% of Total	[ ]%2	[ ]%3	[ ]%	[ ]%	[ ]%
Anticipated Ratings4:
Interest Rate up to but excluding the Step-up Date5	Three-month LIBOR + [ ]%	Three-month EURIBOR + [ ]%	One-month Benchmark Rate + [ ]%	One-month Benchmark Rate + [[ ]%] [a margin]	One-month Benchmark Rate + a margin
Interest Rate after and including the Step-up Date5	Three-month LIBOR + [ ]%	Three-month EURIBOR + [ ]%	One-month Benchmark Rate + [ ]%	One-month Benchmark Rate + [[ ]%] [a margin]	One-month Benchmark Rate + a margin
Interest Accrual Method	actual/360	actual/360	actual/365	actual/365	actual/365
Payment Dates	[ ]th day or, if the [ ]th day is not a Banking Day, then the next Banking Day, of each [ ], [ ], [ ] and [ ]		[ ]th day or, if the [ ]th day is not a Banking Day, then the next Banking Day, of each calendar month
Final Scheduled Payment Date6	The relevant Quarterly Payment Date falling in [ , ]		The relevant Monthly Payment Date falling in [ , ]
Clearance/Settlement7	DTC/Euroclear/ Clearstream, Luxembourg	Euroclear/ Clearstream, Luxembourg	Austraclear/ Euroclear/Clearstream, Luxembourg
1	All amounts are approximate.

2	At a rate equal to US$[ ] = A$1.00.

3	At a rate equal to €[ ] = A$1.00.

4
It is a condition to the issuance of the notes that the Class A[ ] notes, [the Class A[ ] notes][, the Class A[ ] notes][, the Class AB notes] [and] [the Class B notes] receive appropriate credit ratings from [two] nationally recognized statistical rating organizations.   See "Ratings of the Notes", "Risk Factors—Risks Relating to the Notes—The ratings on the notes should be evaluated independently" and "—A reduction, withdrawal or qualification of the ratings on the notes, or the issuance of unsolicited ratings on the notes, could adversely affect the market value of the notes and/or limit your ability to resell the notes" in this prospectus supplement.

5	See "Description of the Offered Notes—Interest on the Notes—Calculation of Interest Payable on the Notes" in this prospectus supplement.

6
Assuming that there are no prepayments on the housing loans, MEPM does not direct the issuer trustee to declare a date earlier than [             ,      ] to be the final maturity date as described under "Description of the Offered Notes—Final Maturity Date and the Manager's Option to Direct Call of the Notes" in this prospectus supplement and the other modeling assumptions contained under "Prepayment and Yield Considerations" in this prospectus supplement occur.

7
The Class A[ ] notes [and the Class [insert the name of any other notes offered by this prospectus supplement] notes] will be issued only in permanent book-entry form in minimum denominations of US$[              ] [and integral multiples thereof].  [The Class A[ ] notes will be issued only in permanent book-entry form in minimum denominations of €[              ] [and integral multiples thereof].

The residual interest in the fund, which is not being offered by this prospectus supplement or the base prospectus, is held by the residual capital unitholder and the income unitholder of the fund.  The residual capital unitholder of the fund is [Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1] and the income unitholder of the fund is [Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1].  On execution of the notice of creation of a securitisation fund, the depositor on behalf of the residual capital unitholder and the income unitholder will deposit the sum of A$[     ] with the issuer trustee to comprise the initial assets of the fund and to constitute the entitlement of the residual capital unitholder to the sum of A$[     ] only and the income unitholder to all of the balance of the fund (comprising the excess income and balance of the capital of the fund).

Ratings

It is a condition to the issuance of the notes that the Class A[ ] notes, [the Class A[ ] notes][, the Class A[ ] notes][, the Class AB notes] [and] [the Class B notes] receive appropriate credit ratings from [two] nationally recognized statistical rating organizations (referred to in this prospectus supplement and the base prospectus as the "designated rating agencies").

Each rating agency rating the notes will monitor the ratings using its normal surveillance procedures. Any rating agency may revise, suspend, qualify or withdraw an assigned rating at any time. Any rating action taken by one rating agency may not necessarily be taken by any other rating agency. No transaction party will be responsible for monitoring any changes to the ratings on the notes.

You should independently evaluate the security ratings of each class of notes from similar ratings on other types of securities.  You are urged to make your own evaluation of the suitability of the notes for you, and not to rely solely on the ratings on the notes.

For further information, see "Risk Factors—Risks Relating to the Notes—The ratings on the notes should be evaluated independently" and "—A reduction, withdrawal or qualification of the ratings on the notes, or the issuance of unsolicited ratings on the notes, could adversely affect the market value of the notes and/or limit your ability to resell the notes" and "Ratings of the Notes" in this prospectus supplement.

Structural Overview

SMHL Securitisation Program

MEPM established the SMHL program pursuant to a master trust deed dated July 4, 1994, as amended and restated, between MEPM and the issuer trustee. The master trust deed provides the following:

• the authority for the creation of a number of separate funds, including origination funds and securitisation funds, and

• the general terms and structure for a securitisation fund or an origination fund under the program.

Under the terms of the master trust deed and the mortgage origination and management agreement, ME Bank, or its predecessor, has been appointed to act as the servicer, an originator and mortgage manager of the housing loans under the SMHL program and is responsible for the origination and servicing of the portfolio of housing loans.  Housing loans originated under the SMHL program are originated by ME Bank in the name of Perpetual Limited, in its capacity as trustee of originator SMHL Origination Fund No. 3.  Perpetual Limited, in its capacity as trustee of the relevant fund in which the housing loan is held, is the lender of record under each housing loan.  For a description of the SMHL program, see "Description of the Funds" in the base prospectus.

Under the SMHL program, approximately A$[   ] billion (or equivalent at the time of issue) of mortgage backed securities have been issued into the Australian domestic market and global market through [   ] Australian domestic securitisation transactions and [   ] global securitisation transactions.  The aggregate outstanding principal amount of housing loans under management in the SMHL program is currently approximately A$[   ] billion.

SMHL Global Fund [ ]-[ ]

SMHL Global Fund [    ]-[ ] was established on [                ,      ] in the state of New South Wales, Australia, by the depositor executing a notice of creation of a securitisation fund and depositing A$[     ] with the issuer trustee as the initial assets of the fund.

Except for the transactions described in this prospectus supplement relating to the issuance of the notes, as at the date of this prospectus supplement, SMHL Global Fund [    ]-[ ] has not engaged in any other business and no financial statements relating to SMHL Global Fund [    ]-[ ] have been prepared.  SMHL Global Fund [    ]-[ ] is governed by the laws of the state of New South Wales, Australia.

A supplementary bond terms notice issued by MEPM, as manager, and signed by the issuer trustee, MEPM, as manager, Perpetual Trustee Company Limited, as security trustee, and [                                     ], as note trustee, sets out the specific details of the SMHL Global Fund [    ]-[ ] and the notes, which may vary from the terms set forth in the master trust deed.  Each securitisation under the SMHL program is a separate transaction with a separate fund.  The assets of the SMHL Global Fund [    ]-[ ] will not be available to pay the obligations of any other fund, and the assets of other funds will not be available to pay the obligations of the SMHL Global Fund [    ]-[ ].  See "Description of the Funds" in the base prospectus.

The SMHL Global Fund [    ]-[ ] involves the securitisation of housing loans originated and managed by ME Bank or its predecessors, and initially financed through and owned by Perpetual Limited in its capacity as trustee of SMHL Origination Fund No. 3 and secured by mortgages over residential property located in Australia.  The housing loans are fully amortizing principal and interest obligations of borrowers and are secured by mortgages over residential property located in Australia.  All of the housing loans are registered in the name of Perpetual Limited.  The housing loans which will form the assets of the SMHL Global Fund [    ]-[ ] are currently assets of [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1] [SMHL                    [Fund] [Trust] [    ]-[ ]].  On the issue of the notes the housing loans which are to form assets of the SMHL Global Fund [    ]-[ ] will cease to be assets of [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1] [SMHL                    [Fund] [Trust] [    ]-[ ]] and will become assets of the SMHL Global Fund [    ]-[ ], with the specified proceeds of the issue of the notes being used to fund the acquisition of the housing loans from [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1] [SMHL                    [Fund] [Trust] [    ]-[ ]].

The issuer trustee will grant a floating charge over all of the assets of the fund under the security trust deed in favor of Perpetual Trustee Company Limited, as security trustee, to secure the fund's payment obligations to the noteholders and other creditors of the issuer trustee.  The floating charge is a first ranking charge over the assets of the fund subject only to a prior interest in favor of the issuer trustee to secure payment of certain expenses of the fund.  A floating charge is a security interest on a class of assets, but does not attach to specific assets unless or until it crystallizes, which means it becomes a fixed charge.  The charge may crystallize if an event of default occurs under the security trust deed.  While the charge is a floating charge, the issuer trustee may deal with the assets of the fund in accordance with the transaction documents and, if it acts contrary to its duties, may be able to deal with the assets of the fund in such a way as to prejudice the security trustee's interest in the assets in breach of the transaction documents.  Once the floating charge crystallizes, the issuer trustee will no longer be able to dispose of or create interests in the assets of the fund without the consent of the security trustee.  For a description of floating charges and crystallization, see "Description of the Transaction Documents—The Security Trust Deed—Nature of the Charge" in the base prospectus.

Payments of interest and principal on the notes will come only from the housing loans and other authorized assets of the fund, as described below under "Description of the Assets of the Fund" in this prospectus supplement.  The assets of the parties to the transaction are not available to meet the payments of interest and principal on the notes.  If there are losses on the housing loans, the fund may not have sufficient assets to repay the notes.

[This section may be modified for each series to describe the securitisation transaction for that series].

Credit Enhancements

Payments of interest and principal on the Class A notes will be supported by the following forms of credit enhancement.

Subordination and Allocation of Losses

The Class B notes will always be subordinated to each of [the Class AB notes,] the Class A[ ] notes, [the Class A[ ] notes] [and] [the Class A[ ] notes] in their right to receive interest and principal payments.  The Class B notes will bear all losses on the housing loans before any of the Class A[ ] notes, [the Class A[ ] notes] [,] [and] [the Class A[ ] notes] [and] [the Class AB notes].

Any losses allocated to any of the Class A notes will be allocated pro rata and ratably between the Class A[ ] notes, [the Class A[ ] notes] [and] [the Class A[ ] notes], the redraw funding facility [and the top-up funding facility].

Interest and principal is allocated or paid, as applicable, in equal priority in respect of each of the Class A[ ] notes, [the Class A[ ] notes] [and] [the Class A[ ] notes] on each Monthly Payment Date.  Interest and principal is payable on the Class A[ ] notes [and the Class A[ ] notes] quarterly in arrears on each Quarterly Payment Date (such payments including, without duplication, all amounts allocated on the first two Monthly Payment Dates of the quarterly period [(except in the case of the first quarterly period)] and all amounts payable on the Monthly Payment Date that is also the Quarterly Payment Date).  [Interest and principal is payable on the Class A[ ] notes monthly in arrears on each Monthly Payment Date (including on any Monthly Payment Date that is also a Quarterly Payment Date).]  See "Summary—Allocation of Cash Flows" in this prospectus supplement.  The support provided by the Class B notes [and the Class AB notes] is intended to enhance the likelihood that the Class A[ ] notes [and the Class A[ ] notes] will receive expected quarterly payments of interest and principal [and that the Class A[ ] notes will receive expected monthly payments of interest and principal].

The following chart describes the initial support provided by the Class B notes and the Class AB notes:

Notes	Credit Support	Minimum Initial Support Percentage
[Class A[ ],	Class[es AB
[A[ ]] [and] [A[ ]]	and] B	[ %]

The initial support percentage in the preceding table is the minimum required initial balance of the Class B notes [and the Class AB notes], as a percentage of the housing loan pool balance as of the Pool Cut-Off Date.

[The Class B notes will also always be subordinated to any redraw funding facility notes [and top-up funding facility notes] in their right to receive interest and principal payments.]  In addition, the liquidity notes and any payment funding facility notes will always be subordinated to the Class A notes[, the Class AB notes] and the Class B notes in their right to receive interest and principal payments.

[This section may be modified for each series to describe the subordination features and method of allocation of losses on the housing loans among classes of that series].

[Identify any entity providing credit enhancement that is liable or contingently liable to provide payments representing 10% or more of the cash flows supporting any offered notes].

[Provide financial data for any entity providing credit enhancement that is liable or contingently liable to provide payments representing 10% or more, but less than 20%, of the cash flows supporting any offered notes].

[Provide financial statements for any entity providing credit enhancement that is liable or contingently liable to provide payments representing 20% or more of the cash flows supporting any offered notes].

Overcollateralization

[Include a description of any overcollateralization features for a series, whether excess principal and/or interest Collections on the housing loans will be deposited into a reserve fund or applied as a payment of principal on the notes, and how any funds remaining in the reserve fund, if any, will be distributed after termination of the related fund or reduction of the required reserve fund balance to zero.  Describe the extent, expressed as a percentage, the transaction is overcollateralized.]

[This section may be modified for each series to describe the credit enhancements for that series].

[Identity of any entity providing credit enhancement that is liable or contingently liable to provide payments representing 10% or more of the cash flows supporting any offered notes].

[Provide financial data for any entity providing credit enhancement that is liable or contingently liable to provide payments representing 10% or more, but less than 20%, of the cash flows supporting any offered notes].

[Provide financial statements for any entity providing credit enhancement that is liable or contingently liable to provide payments representing 20% or more of the cash flows supporting any offered notes].

Letters of Credit or Surety Bonds

[Include a description of any letters of credit or surety bonds for a series, specifying the bank or financial institution issuing such letter of credit or surety bond, the maximum obligation of the issuer, the duration of coverage and the amount and frequency and circumstances of any reduction in coverage under a letter of credit or surety bond].

[This section may be modified for each series to describe the credit enhancements for that series].

[Identity of any entity providing credit enhancement that is liable or contingently liable to provide payments representing 10% or more of the cash flows supporting any offered notes].

[Provide financial data for any entity providing credit enhancement that is liable or contingently liable to provide payments representing 10% or more, but less than 20%, of the cash flows supporting any offered notes].

[Provide financial statements for any entity providing credit enhancement that is liable or contingently liable to provide payments representing 20% or more of the cash flows supporting any offered notes].

Minimum Principal Payment Agreement

[Include a description of any minimum principal payment agreement for a series, specifying the conditions under which the counterparty under such agreement will provide payments on the notes of the series in the event that aggregate scheduled principal payments and/or prepayments on the assets of the fund for that series are not sufficient to make payments on those notes].

[This section may be modified for each series to describe the credit enhancements for that series].

[Identity of any entity providing credit enhancement that is liable or contingently liable to provide payments representing 10% or more of the cash flows supporting any offered notes].

[Provide financial data for any entity providing credit enhancement that is liable or contingently liable to provide payments representing 10% or more, but less than 20%, of the cash flows supporting any offered notes].

[Provide financial statements for any entity providing credit enhancement that is liable or contingently liable to provide payments representing 20% or more of the cash flows supporting any offered notes].

Guaranteed Investment Contract

[Include a description of any minimum guaranteed investment contract or investment agreement for a series, specifying the accounts from which amounts will be invested, the party with whom amounts will be invested and the conditions under which the issuer trustee would be entitled to withdraw amounts invested under the agreement].

[This section may be modified for each series to describe the credit enhancements for that series].

[Identity of any entity providing credit enhancement that is liable or contingently liable to provide payments representing 10% or more of the cash flows supporting any offered notes].

[Provide financial data for any entity providing credit enhancement that is liable or contingently liable to provide payments representing 10% or more, but less than 20%, of the cash flows supporting any offered notes].

[Provide financial statements for any entity providing credit enhancement that is liable or contingently liable to provide payments representing 20% or more of the cash flows supporting any offered notes].

Liquidity Enhancements

To cover possible liquidity shortfalls in the payment obligations of the fund, the issuer trustee will have the following forms of liquidity enhancement:

Liquidity Reserve

On the Closing Date, A$[              ] representing [     ]% of the initial aggregate Outstanding Principal Balance of the housing loans, will be deposited into a cash collateral account.  Thereafter, a minimum required level equal to [the sum of] [     ]% of the aggregate Outstanding Principal Balance of the housing loans [and] [or] such other amount as MEPM determines from time to time after consultation with the designated rating agencies, subject to a minimum of [the sum of] [     ]% of the A$ Equivalent of the aggregate initial Outstanding Principal Balance of all of the notes [and] [or] such other amount as MEPM determines from time to time after consultation with the designated rating agencies, will be maintained in the cash collateral account.  The issuer trustee will issue liquidity notes to the liquidity facility provider, [P.T. Limited, as nominee for Perpetual Limited, in its capacity as trustee of [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1]] [Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1], having an initial face value equal to the initial cash collateral account deposit on the terms set out in a supplementary bond terms notice relating to the liquidity notes.  The issuer trustee will use the money in the cash collateral account to cover taxes, Expenses, the issuer trustee's fees, the security trustee's fees, the manager's fees, interest due under any redraw funding facility [or top-up funding facility] and payments of interest on the notes if on any relevant Payment Date there is a shortfall in Interest Collections.  The cash collateral account will be replenished on future Payment Dates to the required level.  [After making all required payments on a relevant Payment Date, the issuer trustee must (at the direction of MEPM) apply any surplus cash collateral towards payments to the liquidity noteholders in accordance with the supplementary bond terms notice relating to the liquidity notes.  See "Description of the Offered Notes—Interest Collections—Interest Collections Waterfall" in this prospectus supplement and "Description of the Transaction Documents—Liquidity Reserve" in the base prospectus.  The liquidity notes may be repaid from Principal Collections, but only to the extent that the aggregate Invested Amount of all of the notes is zero or will be reduced to zero following any payments made on the relevant Quarterly Payment Date.]

[Identity of any entity providing liquidity enhancement that is liable or contingently liable to provide payments representing 10% or more of the cash flows supporting any offered notes].

[Provide financial data for any entity providing liquidity enhancement that is liable or contingently liable to provide payments representing 10% or more, but less than 20%, of the cash flows supporting any offered notes].

[Provide financial statements for any entity providing liquidity enhancement that is liable or contingently liable to provide payments representing 20% or more of the cash flows supporting any offered notes].

Payment Funding Facility

Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, will provide a payment funding facility to the issuer trustee to fund any recovery shortfalls, threshold rate shortfalls and extraordinary expenses of the issuer trustee and any other amounts otherwise as required under the transaction documents in respect of the fund.

Recovery Shortfalls.  The payment funding facility will provide liquidity enhancement to the fund to support or fund payment in respect of break costs payable under any fixed-floating interest rate swap in circumstances where mortgages are prepaid (including upon default) prior to the fixed rate end date.

Threshold Rate Shortfalls. In addition, to maintain the assigned rating by each designated rating agency of the Class A[ ] notes[, the Class A[ ] notes][, the Class A[ ] notes][, the Class AB notes] and the Class B notes and to comply with the provisions relating to the threshold rate detailed under "Description of the Notes—Threshold Rate" in this prospectus supplement, MEPM may direct the issuer trustee to make a draw on the payment funding facility to cover threshold rate shortfalls under the terms of the supplementary bond terms notice relating to the notes.

Extraordinary Expenses.  MEPM may also direct the issuer trustee to make a draw on the payment funding facility to cover extraordinary expenses of the issuer trustee in respect of the fund under the terms of the supplementary bond terms notice relating to the notes.

Upon such a draw on the payment funding facility, the issuer trustee will issue a payment funding facility note of the fund to the noteholder under the payment funding facility agreement.  The approval of holders of the offered notes is not required for the issuance of payment funding facility notes.  Holders of the offered notes will not receive notice of the issuance of payment funding facility notes.  Collections are expected to be applied on each relevant Monthly Payment Date (where available) to repay outstanding balances under any payment funding facilities.

[As of the Closing Date, the payment funding facility will not provide additional liquidity enhancement to the fund because there will be no outstanding payment funding facility notes.]  [Describe any draw under the payment funding facility to be made as of the Closing Date and any applicable proportional allocation of any such draw between recovery shortfalls, threshold shortfalls and extraordinary expenses; in the event of any draw under the payment funding facility to be made as of the Closing Date, describe the issuance of payment funding facility notes.]

For further information, see "Description of the Offered Notes—Payment Funding Facility" in this prospectus supplement.

[This section may be modified for each series to describe the liquidity enhancements for that series].

[Identity of any entity providing liquidity enhancement that is liable or contingently liable to provide payments representing 10% or more of the cash flows supporting any offered notes].

[Provide financial data for any entity providing liquidity enhancement that is liable or contingently liable to provide payments representing 10% or more, but less than 20%, of the cash flows supporting any offered notes].

[Provide financial statements for any entity providing liquidity enhancement that is liable or contingently liable to provide payments representing 20% or more of the cash flows supporting any offered notes].

Application of Realized Losses

On each Monthly Payment Date on which MEPM determines that the aggregate amount of Realized Losses for the related Monthly Calculation Period exceeds the funds available on such Monthly Payment Date to reinstate such Realized Losses under paragraph (o) of the Interest Collections Waterfall (such excess, the "Realized Losses Excess"), MEPM must do the following, on and with effect from such Monthly Payment Date:

(a)
reduce pro rata as between each of the Class B notes the Outstanding Principal Balance of the Class B notes by the amount of that Realized Losses Excess until the Outstanding Principal Balance of the Class B notes is zero ("Class B Charge Offs");

(b)
if the Outstanding Principal Balance of the Class B notes is zero and any amount of that Realized Losses Excess remains after application under paragraph (a) above (such amount, the "Realized Losses Excess Balance"), [reduce pro rata as between each of the Class AB notes the Outstanding Principal Balance of the Class AB notes by the amount of that Realized Losses Excess Balance until the Outstanding Principal Balance of the Class AB notes is zero ("Class AB Charge Offs");

(c)
if the aggregate Outstanding Principal Balance of the Class B notes and the Class AB notes is zero and any amount of that Realized Losses Excess Balance remains after application under paragraph (b) above (such amount, the "Realized Losses

Excess Remaining Balance"),] reduce pro rata and rateably as between each of the Class A notes, each redraw funding facility [and each top-up funding facility] with respect to that Realized Losses Excess [Remaining] Balance (having taken into account any relevant amounts allocated under paragraph (c)(i) since the preceding Quarterly Payment Date):

(i)
rateably as between each of the Class A notes, the A$ Equivalent of the Outstanding Principal Balance of the Class A notes by the amount of the Realized Losses Excess [Remaining] Balance until the A$ Equivalent of the Outstanding Principal Balance of the Class A notes is zero:

	(A)	in respect of the Class A[ ] notes [and the Class A[ ] notes, respectively]:

(1)
if the Monthly Payment Date is not also a Quarterly Payment Date, then only to the extent of the portion of the applicable Quarterly Calculation Period that falls within the applicable Monthly Calculation Period, to be applied to reduce pro rata as between each of the Class A[ ] notes [and the Class A[ ] notes] the Outstanding Principal Balance of the Class A[ ] notes [and the Class A[ ] notes], on the following Quarterly Payment Date; and

(2)
if the Monthly Payment Date is also a Quarterly Payment Date, then only to the extent of the portion of the applicable Quarterly Calculation Period that falls within the applicable Monthly Calculation Period, plus all amounts allocated under paragraph (c)(i)(A)(1) above on the two preceding Monthly Payment Dates, to be paid to reduce pro rata as between each of the Class A[ ] notes [and the Class A[ ] notes] the Outstanding Principal Balance of the Class A[ ] notes [and the Class A[ ] notes], on that Quarterly Payment Date ("Class A[ ] Charge Offs" and "Class A[ ] Charge Offs", respectively); and

	(B)	[in respect of the Class A[ ] notes, on that Monthly Payment Date ("Class A[ ] Charge Offs");]

(ii)
rateably as between each redraw funding facility, the Redraw Principal Outstanding of each such redraw funding facility by the amount of the Realized Losses Excess [Remaining] Balance until the Redraw Principal Outstanding under each redraw funding facility is zero ("Redraw Charge Offs"); [and]

(iii)
[rateably as between each top-up funding facility, the Top-up Principal Outstanding of each such top-up funding facility by the amount of the Realized Losses Excess [Remaining] Balance until the Top-up Principal Outstanding under each top-up funding facility is zero ("Top-up Charge Offs")].

For further information, see "Description of the Offered Notes—Application of Realized Losses" in this prospectus supplement.

Redraws

Under the terms of each variable rate housing loan, a borrower may, at the discretion of ME Bank and in accordance with guidelines agreed with the mortgage insurer, redraw previously prepaid principal.  Borrowers may request a redraw at any time, but availability of a redraw is always subject to the redraw being made in accordance with any relevant terms of the applicable mortgage insurance policy and, to the extent the redraw request satisfies these requirements, the redraw remains subject to the discretion of ME Bank.  See "Description of the Offered Notes—Redraws" in this prospectus supplement and "Superannuation Members' Home Loans Residential Loan Program—Special

Features of the Housing Loans—Redraws" in the base prospectus.

A borrower may, upon the approval of ME Bank, redraw an amount equal to the difference between the scheduled principal balance of his or her loan (i.e., the principal balance of the housing loan if no amount had been prepaid and all scheduled payments had been made) and the current principal balance of the loan.  The issuer trustee may only permit a redraw on behalf of the fund where the redraw would not result in a downgrading in the rating of any notes of the fund by any designated rating agency.  The issuer trustee may only fund redraws approved by ME Bank from Collections that represent prepayments of principal under housing loans received by the issuer trustee during the relevant Monthly Calculation Period or, if there is a shortfall between the amount of redraws approved by ME Bank and the amount of Collections that represent prepayments of principal received by the issuer trustee during the relevant Monthly Calculation Period, by drawings under a redraw funding facility, at the discretion of MEPM.  The issuer trustee must not apply any Collections that represent prepayments of principal to funding a redraw unless the following conditions are satisfied:

•
all amounts specified in paragraphs (a) to (e) of the Principal Collections Waterfall (see "Description of the Offered Notes—Principal Collections—Principal Collections Waterfall" in this prospectus supplement) which are due and payable have been paid; and

•
the issuer trustee holds Collections that represent prepayments of principal equal to the sum of the advance under the loan redraw facility and all amounts specified in paragraphs (a) to (e) of the Principal Collections Waterfall which are accrued but not due and payable.

If the issuer trustee funds a redraw from Collections that represent prepayments of principal, the fund will have less funds available to pay principal to the noteholders on the next relevant Monthly Payment Date, but will have a correspondingly greater amount of assets with which to make future payments because the Outstanding Principal Balance on the housing loans will increase by the amount of the redraw.  The amount that the issuer trustee may advance by way of redraw to a borrower in respect of a particular housing loan from time to time is limited to approximately the amount of principal that has been prepaid on that loan at that time.  See "Description of the Offered Notes—Redraws" and "Superannuation Members' Home Loans Residential Loan Program" in this prospectus supplement and "Superannuation Members' Home Loans Residential Loan Program" in the base prospectus.

The issuer trustee, at the election and direction of MEPM, will enter into one or more redraw funding facilities with one or more redraw funding facility providers, which will be available to fund requested redraws which have been approved by ME Bank.  Each redraw funding facility must be in the form approved by the designated rating agencies.  Under the initial redraw funding facility agreement, Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, will provide a redraw funding facility to the issuer trustee, on behalf of the fund, to fund any shortfall between the amount of redraws approved by ME Bank and the amount of Collections that represent prepayments of principal received by the issuer trustee.  Upon any draw under the redraw funding facility, the issuer trustee will issue a redraw funding facility note of the fund to Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, or any other person entitled to be registered as a noteholder in accordance with the redraw funding facility agreement evidencing such funding amount.  The approval of holders of the offered notes is not required for the issuance of redraw funding facility notes.  Holders of offered notes will not receive notice of the issuance of redraw funding facility notes.  Collections are expected to be applied (where available) on each relevant Monthly Payment Date to repay outstanding balances under any redraw funding facilities.

For further information, see "Description of the Offered Notes—Redraws" and "—Redraw Funding Facility" in this prospectus supplement.

[This section may be modified for each series to describe the funding and reimbursement of redraws for that series].

[Top-up Loans]

[The SMHL program permits borrowers to request an additional advance under their housing loans.  If approved and drawn, the additional advance, referred to as a top-up loan, increases the Outstanding Principal Balance of the existing housing loan above the scheduled amortized principal amount of the housing loan.  A top-up loan represents a subsequent advance of principal on a borrower's existing housing loan.  A top-up loan is secured by the same mortgage that originally secured the housing loan and becomes part of the housing loan initially drawn by the borrower.  A top-up loan is to be distinguished from a redraw (described above), which represents a re-drawing of principal repayments made by the borrower in excess of scheduled repayments under a housing loan, and which, if approved and drawn, increases the Outstanding Principal Balance of the housing loan to an amount up to the scheduled amortized principal amount of the housing loan.

Each top-up request is subject to ME Bank's loan approval process and is assessed against the approval and underwriting criteria in place at the time the top-up loan is requested.  See "Superannuation Members' Home Loans Residential Loan Program—Application Verification and Debt Servicing Ability" in this prospectus supplement and "Superannuation Members' Home Loans Residential Loan Program—Special Features of the Housing Loans—Top-up Loans" in the base prospectus.  Each top-up request is reviewed as if it were an application for a new loan by ME Bank where it does not meet the "Short Form" assessment criteria described under "Superannuation Members' Home Loans Residential Loan Program—Application Verification and Debt Servicing Ability—Top-up loans / existing borrowers" in this prospectus supplement.  ME Bank will not approve a top-up request unless the value of the property securing the housing loan is sufficient to secure the existing Outstanding Principal Balance of that housing loan plus the additional advance.  Borrowers may request a top-up loan at any time, but availability of a top-up loan is always subject to:

•
the top-up loan satisfying the requirements described under "Superannuation Members' Home Loans Residential Loan Program—Approval and Underwriting Process" and "—Application Verification and Debt Servicing Ability" in this prospectus supplement and "Superannuation Members' Home Loans Residential Loan Program—Approval and Underwriting Process" in the base prospectus; and

•	the top-up loan being made in accordance with any relevant terms of the applicable mortgage insurance policy,

and, to the extent the top-up request satisfies these requirements, the additional advance remains subject to the discretion of ME Bank.

The issuer trustee may only extend a top-up loan on behalf of the fund where the extension of the top-up loan would not result in a downgrading in the rating of any notes of the fund by any designated rating agency and the requirements with respect to the top-up loan and the pool of housing loans, after giving effect to the top-up loan, described under "Description of the Offered Notes—Top-up Loans—Criteria for Extension of Top-up Loans by the Issuer Trustee on behalf of the Fund" in this prospectus supplement are satisfied.  These criteria require, among other things, that the top-up loan is made within [  ] months after the Closing Date for the fund.  The issuer trustee may only fund top-up loans from Collections that represent repayments or prepayments of principal under housing loans received by the issuer trustee during the relevant Monthly Calculation Period or, if there is a shortfall between the amount of top-up loans approved by ME Bank and the amount of Collections that represent repayments or prepayments of principal received by the issuer trustee during the relevant Monthly Calculation Period, by drawings under a top-up funding facility, at the discretion of MEPM.  The issuer trustee must not apply any Collections that represent repayments or prepayments of principal to funding a top-up loan unless the following conditions are satisfied:

•
all amounts specified in paragraphs (a) to (e) of the Principal Collections Waterfall (see "Description of the Offered Notes—Principal Collections—Principal Collections Waterfall" in this prospectus supplement) which are due and payable have been paid; and

•
the issuer trustee holds Collections that represent repayments or prepayments of principal equal to the sum of the advance under the top-up loan and all amounts specified in paragraphs (a) to (e) of the

Principal Collections Waterfall which are accrued but not due and payable.

If the issuer trustee funds a top-up loan from Collections that represent repayments or prepayments of principal, the fund will have less funds available to pay principal to the noteholders on the next relevant Monthly Payment Date, but will have a correspondingly greater amount of assets with which to make future payments because the Outstanding Principal Balance on the housing loans will increase by the amount of the top-up loan.

If the issuer trustee is unable to make a top-up loan because the requirements with respect to the top-up loan and the pool of housing loans, after giving effect to the top-up loan, described under "Description of the Offered Notes—Top-up Loans—Criteria for Extension of Top-up Loans by the Issuer Trustee on behalf of the Fund" in this prospectus supplement are not satisfied or if MEPM determines in its discretion that the top-up loan should not be made by the issuer trustee on behalf of the fund, Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, will repurchase the housing loan from the fund at its Outstanding Principal Balance, plus accrued and unpaid interest, and provide the top-up loan separately to the applicable borrower.  The housing loan will no longer be included in the fund's pool of housing loans.  Amounts received by the fund from SMHL Origination Fund No. 3 will be included in the assets of the fund and applied in the order of priorities under the Principal Collections Waterfall (see "Description of the Offered Notes—Principal Collections—Principal Collections Waterfall" in this prospectus supplement).

If SMHL Origination Fund No. 3 repurchases such housing loans from the housing loan pool, the fund will have more funds available to pay principal to the noteholders on the next relevant Monthly Payment Date, but will have a correspondingly smaller amount of assets with which to make future payments because the Outstanding Principal Balance on the housing loans will decrease by the Outstanding Principal Balance of such repurchased housing loan.

The issuer trustee, at the election and direction of MEPM, will enter into one or more top-up funding facilities with one or more top-up funding facility providers, which will be available to fund requested top-up loans which have been approved by ME Bank.  Each top-up funding facility must be in the form approved by the designated rating agencies.  Under the initial top-up funding facility agreement, Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, will provide a top-up funding facility to the issuer trustee, on behalf of the fund, to fund any shortfall between the amount of top-up loans approved by ME Bank and the amount of Collections that represent repayments or prepayments of principal received by the issuer trustee.  Upon any draw under the top-up funding facility, the issuer trustee will issue a top-up funding facility note of the fund to Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, or any other person entitled to be registered as a noteholder in accordance with the top-up funding facility agreement evidencing such funding amount.  The approval of holders of the offered notes is not required for the issuance of top-up funding facility notes.  Holders of offered notes will not receive notice of the issuance of top-up funding facility notes.  Collections are expected to be applied (where available) on each relevant Monthly Payment Date to repay outstanding balances under any top-up funding facilities.

For further information, see "Description of the Offered Notes—Top-up Loans" and "—Top-up Funding Facility" in this prospectus supplement.]

[This section may be modified for each series to describe the funding and reimbursement of top-up loans for that series].]

Repurchases and Substitutions of Housing Loans for Breaches of Representations

If MEPM determines that any representation or warranty by ME Bank in the bond issue confirmation certificate with respect to a mortgage forming part of the fund is false or misleading, MEPM must request the trustee of another fund created under the master trust deed and, upon such request, the trustee of that other fund will be obliged to (at the election of MEPM):

• repurchase the mortgage from the fund;

• repurchase the mortgage from the fund and substitute a mortgage for inclusion in the assets of the fund; or

• substitute a mortgage for inclusion in the assets of the fund,

in each case, in accordance with the provisions detailed under "Description of the Assets of a Fund—Substitution of Housing Loans" the base prospectus, within 120 days after the execution of the bond issue confirmation certificate.  See "Description of the Assets of a Fund—Breach of Representations and Warranties" in the base prospectus.

Generally, it is anticipated that MEPM would determine to source the purchase of a substitute housing loan from SMHL Origination Fund No. 3, SMHL Warehousing Trust 2004-1 or [SMHL                    [Fund] [Trust] [    ]-[ ]].

Hedging Arrangements

To hedge its interest rate and currency exposures, the issuer trustee will enter into the following hedge arrangements:

•
a fixed-floating interest rate swap with [                         ] to hedge the basis risk between the interest rate on the housing loans which accrue interest at a fixed rate of interest and the floating rate obligations of the fund;

•
[a] currency swap[s] with [                                     ] [and [                                     ]] to hedge the currency risk between, on one hand, the collections on the housing loans and the amounts received by the issuer trustee under the fixed-floating interest rate swap, which are denominated in Australian dollars, and, on the other hand, the obligation of the fund to pay interest and principal on the Class A[ ] notes, which are denominated in U.S. dollars, together with the basis risk between, on the one hand, amounts in respect of interest received under housing loans which have a floating rate and interest calculated under the fixed-floating interest rate swap by reference to the Benchmark Rate and, on the other hand, amounts in respect of interest calculated under the Class A[ ] notes by reference to LIBOR; and

•
[[a] currency swap[s] with [                                     ] [and [                                     ]] to hedge the currency risk between, on one hand, the collections on the housing loans and the amounts received by the issuer trustee under the fixed-floating interest rate swap, which are denominated in Australian dollars, and, on the other hand, the obligation of the fund to pay interest and principal on the Class A[ ] notes, which are denominated in Euros, together with the basis risk between, on the one hand, amounts in respect of interest received under housing loans which have a floating rate and interest calculated under the fixed-floating interest rate swap by reference to the Benchmark Rate and, on the other hand, amounts in respect of interest calculated under the Class A[ ] notes by reference to EURIBOR].

Mortgage Insurance Policies

[Four separate master mortgage insurance policies will cover most principal and interest payments and liquidation proceeds on the housing loans, as is more fully described under "The Mortgage Insurance Policies" in this prospectus supplement.  One policy is with the Commonwealth of Australia, and the other three policies are with Genworth Financial Mortgage Insurance Pty Limited.  The mortgage insurance policies will provide the following coverage:

• full coverage for all principal due on each of the housing loans, and

•
[with respect to [    ]% by aggregate Outstanding Principal Balance of the loans in the housing loan pool as at the Pool Cut-Off Date, timely payment of principal and interest on the applicable housing loans for an aggregate of 12 regular installment payments, if not received within 14 days after the due date of such payment (not including amounts which have subsequently been reimbursed to the mortgage insurer following receipt by the issuer trustee of all or part of a repayment installment in respect of a claim which has been made).  See "The Mortgage Insurance Policies—Timely Payment Cover" in this prospectus supplement].]

Final Maturity Date and the Manager's Option to Direct Call of Notes

The final maturity date of the Class A[ ] notes[, the Class A[ ] notes][, the Class A[ ] notes][, the Class AB notes] and the Class B notes is [ , ].

The issuer trustee may, at the direction of MEPM and subject to the conditions set out below, at any time prior to the enforcement of the charge under the security trust deed upon giving not less than 5 Banking Days' notice to all noteholders in accordance with the applicable conditions of the notes, declare a date earlier than [                 ,    ] to be the final maturity date in respect of all Class A[ ] notes[, Class A[ ] notes][, Class A[ ] notes][, Class AB notes] and Class B notes if the aggregate Outstanding Principal Balance of all housing loans comprised in the assets of the fund at that time is equal to or less than 10% of the aggregate initial Outstanding Principal Balance of all housing loans as at the Pool Cut-Off Date.

The date declared to be the final maturity date must be a Quarterly Payment Date.

MEPM must not give a direction to the issuer trustee in respect of the final maturity date unless MEPM is satisfied (and so certifies to the issuer trustee and the note trustee, upon which certification the issuer trustee and the note trustee may rely conclusively) that there will be sufficient monies available on the date to be declared as the final maturity date to discharge the Invested Amount of each note, together with all accrued and unpaid interest in respect of each note to (but excluding) the final maturity date, and any amounts which would be required under the security trust deed to be paid in priority or pari passu with the notes if the charge under the security trust deed were being enforced on that final maturity date; provided that the noteholders owning at least 75% of the aggregate Invested Amount of the notes calculated and expressed in the A$ Equivalent, and in any case, with respect to the Class A[ ] notes, in compliance with the U.S. Trust Indenture Act of 1939, as amended, may, by Extraordinary Resolution, consent to MEPM giving a direction to the issuer trustee in respect of the final maturity date where MEPM is satisfied (and so certifies to the issuer trustee and the note trustee, upon which certification the issuer trustee and the note trustee may rely conclusively) that there will be sufficient monies available on the date to be declared as the final maturity date to discharge the Outstanding Principal Balance of each note, together with all accrued and unpaid interest in respect of each note to (but excluding) the final maturity date, and any amounts which would be required under the security trust deed to be paid in priority or pari passu with the notes if the charge under the security trust deed were being enforced on that final maturity date.

The issuer trustee must pay the then Invested Amount (or, to the extent that the noteholders, by Extraordinary Resolution, consent to the direction by MEPM to the issuer trustee in respect of the final maturity date, the then Outstanding Principal Balance) of each note, together with all accrued and unpaid interest in respect of each note to (but excluding) the final maturity date, on or by the final maturity date declared by the issuer trustee on the direction of MEPM.  The failure of the issuer trustee to pay the Invested Amount or Outstanding Principal Balance, as applicable, of each note, together with all accrued and unpaid interest on each such note, within 10 Banking Days of the due date for payment will constitute an event of default under the security trust deed.

See "Description of the Offered Notes—Final Maturity Date and the Manager's Option to Direct Call of the Notes" in this prospectus supplement.

Redemption of the Notes for Taxation or Other Reasons

If MEPM determines at any time that:

•
on the next Payment Date to occur after such time, the issuer trustee would be required to deduct or withhold from any payment of principal or interest in respect of any Class A[ ] notes[, any Class A[ ] notes][, any Class A[ ] notes][, any Class AB notes] or any Class B notes, any currency swap, any fixed-floating interest rate swap, any payment funding facility, any redraw funding facility[, any top-up funding facility] or any liquidity notes any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by the Commonwealth of

Australia or any of its political sub-divisions or any of its authorities; or

•
the total amount payable in respect of interest in relation to any of the housing loans comprised in the assets of the fund for a Calculation Period has ceased to be receivable, whether or not actually received, by the issuer trustee during such Calculation Period (other than by reason of the failure by any borrowers to pay interest in breach of the relevant housing loans), the issuer trustee must, when directed by MEPM (at MEPM’s option), at any time prior to the enforcement of the charge under the security trust deed upon giving not less than 5 Banking Days' notice to all noteholders in accordance with the applicable conditions of the notes, redeem all, but not some only, of the notes on any subsequent Quarterly Payment Date at their then Invested Amount (or, to the extent that the noteholders, by Extraordinary Resolution, consent to MEPM giving a direction to the issuer trustee in respect of a tax event, their then Outstanding Principal Balance), together with all accrued and unpaid interest in respect of each note to (but excluding) the date of redemption.

MEPM must not give a direction to the issuer trustee in respect of a tax event unless MEPM is satisfied (and so certifies to the issuer trustee and the note trustee, upon which certification the issuer trustee and the note trustee may rely conclusively) that there will be sufficient monies available on the Quarterly Payment Date designated to the issuer trustee to discharge the Invested Amount of each note, together with all accrued and unpaid interest in respect of each note to (but excluding) such designated Quarterly Payment Date, and any amounts which would be required under the security trust deed to be paid in priority or pari passu with the notes if the charge under the security trust deed were being enforced on such Quarterly Payment Date; provided that the noteholders owning at least 75% of the aggregate Invested Amount of the notes calculated and expressed in the A$ Equivalent, and in any case, with respect to the Class A[ ] notes, in compliance with the U.S. Trust Indenture Act of 1939, as amended, may, by Extraordinary Resolution, consent to MEPM giving a direction to the issuer trustee in respect of a tax event where MEPM is satisfied (and so certifies to the issuer trustee and the note trustee, upon which certification the issuer trustee and the note trustee may rely conclusively) that there will be sufficient monies available on the Quarterly Payment Date designated to the issuer trustee to discharge the Outstanding Principal Balance of each note, together with all accrued and unpaid interest in respect of each note to (but excluding) such designated Quarterly Payment Date, and any amounts which would be required under the security trust deed to be paid in priority or pari passu with the notes if the charge under the security trust deed were being enforced on such Quarterly Payment Date.

Notwithstanding the above, the noteholders owning at least 75% of the aggregate Invested Amount of the notes calculated and expressed in the A$ Equivalent, and in any case, with respect to the Class A[ ] notes, in compliance with the U.S. Trust Indenture Act of 1939, as amended, may by Extraordinary Resolution elect, and must notify the issuer trustee and MEPM not less than 21 days before the next Quarterly Payment Date following the receipt of notice of such proposed redemption, that the noteholders do not require the issuer trustee to redeem the notes in accordance with this section.

[Identity of any other events that would trigger liquidation or amortization of the asset pool and any other performance triggers that would alter the transaction structure or the flow of funds].

[Identity of any other optional or mandatory redemption or termination features].

Final Redemption of the Notes

With respect to each note, upon:

• the Invested Amount of the note being reduced to zero;

•
the note being redeemed as described under "Description of the Offered Notes—Final Maturity Date and the Manager's Option to Direct Call of the Notes" or "—Redemption of the Notes for Taxation or Other Reasons" in this prospectus supplement;

• the noteholder renouncing in writing all of its rights to any amounts payable under or in respect of that note;

•
all amounts payable to the Class A[ ] noteholders [and the Class A[ ] noteholders] with respect to the enforcement of the security trust deed being paid to the principal paying agent, [all amounts payable to the Class A[ ] noteholders with respect to the enforcement of the security trust deed being paid to the Class A[ ] noteholders][,][all amounts payable to the Class AB noteholders with respect to the enforcement of the security trust deed being paid to the Class AB noteholders] and all amounts payable to the Class B noteholders with respect to the enforcement of the security trust deed being paid to the Class B noteholders, as applicable;

•
payment being made in respect of the note pursuant to the Interest Collections Waterfall and the Principal Collections Waterfall (see "Description of the Offered Notes—Interest Collections—Interest Collections Waterfall" and "Description of the Offered Notes—Principal Collections—Principal Collections Waterfall" in this prospectus supplement) on the Quarterly Payment Date immediately following the date on which the issuer trustee completes a sale and realization of all assets of the fund in accordance with the master trust deed and the supplementary bond terms notice relating to the notes; and

•
the Outstanding Principal Balance in respect of the note, together with all accrued and unpaid interest in respect of such note to (but excluding) the final maturity date, being repaid in full on such final maturity date, such note will thereupon be deemed to be redeemed and discharged in full and any obligation to pay any accrued but then unpaid interest, any then unpaid Invested Amount, any then unpaid Outstanding Principal Balance or any other amount in respect of such note will be extinguished in full.

Events of Default

If, upon an event of default under the security trust deed (see "Description of the Transaction Documents—The Security Trust Deed—Events of Default" in this prospectus supplement), the security trustee is instructed to enforce the charge over the assets of the fund, payments in respect of Secured Moneys owing to Secured Creditors will be made in accordance with the priorities set forth in the security trust deed.  See "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed" in this prospectus supplement.

Following enforcement of the charge under the security trust deed and the declaration of the Secured Moneys immediately due and payable on demand, determinations in relation to the Australian dollar amounts payable in respect of the Secured Moneys (denominated in U.S. dollars) owing in respect of the Class A[ ] notes will be made as described under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Conversion of U.S. Dollar-Denominated Secured Moneys into Australian Dollars" in this prospectus supplement and payments to Class A[ ] noteholders in respect of Secured Moneys will be made as described in "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Payments in U.S. Dollars" in this prospectus supplement.  [Following enforcement of the charge under the security trust deed and the declaration of the Secured Moneys immediately due and payable on demand, determinations in relation to the Australian dollar amounts payable in respect of the Secured Moneys (denominated in Euros) owing in respect of the Class A[ ] notes will be made as described under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Conversion of Euro-Denominated Secured Moneys into Australian Dollars" in this prospectus supplement and payments to Class A[ ] noteholders in respect of Secured Moneys will be made as described in "Description of the Transaction Documents—The Security Trust Deed— Priorities under the Security Trust Deed—Payments in Euros" in this prospectus supplement.  For further information with respect to the procedures for determinations in relation to the Australian dollar amounts payable in respect of the Secured Moneys owing on the Class A[ ] notes [and the Class A[ ] notes] and the conversion of such amounts into U.S. dollars [and Euros, respectively], see "Risk Factors—Risks Relating to the Swaps—The currency risk relating to any failure by the US$ currency swap provider to perform its obligations under the US$ currency swap or the termination of the US$ currency swap will be borne exclusively by the holders of the Class A[ ] notes [and the currency risk relating to any failure by the Euro currency swap provider to perform its obligations under the Euro currency swap or the termination of the Euro currency swap will be borne exclusively by the holders of the Class A[ ] notes]".

For further information about the procedures for enforcement of the charge under the security trust deed, see "Description of the Transaction Documents—The Security Trust Deed" in the base prospectus.

The Housing Loan Pool

The housing loan pool will consist of (i) fixed rate housing loans which are required to convert to a variable rate or a new fixed rate within a period of up to [five years], as specified in the loan agreement, (ii) variable rate housing loans and (iii) interest only housing loans (available on fixed rate housing loans in item (i) or variable rate housing loans in item (ii)) which are required to convert to a principal and interest housing loan within a period of up to [five years].  All of the housing loans are secured by mortgages on owner-occupied or non-owner-occupied residential properties.  The housing loans will have original terms to stated maturity of no more than [30 years].  The housing loan pool will include housing loans that may have a redraw [or top-up] feature as described under "Summary—Redraws" and "Description of the Offered Notes—Redraws"[, and "Summary—Top-up Loans" and "Description of the Offered Notes—Top-up Loans"] in this prospectus supplement.  The pool of housing loans has the following characteristics:

Selected Housing Loan Pool Data as of the Close of Business on [ , ]

Number of Housing Loans	[ ]
Number of Interest Only Housing Loans	[ ]
Housing Loan Pool Size	A$[ ]
Average Housing Loan Balance	A$[ ]
Maximum Housing Loan Balance	A$[ ]
Total Valuation of the Properties	A$[ ]
Maximum Remaining Term to Maturity in Months	[ ]
Weighted Average Remaining Term to Maturity in Months	[ ]
Weighted Average Seasoning in Months	[ ]
Weighted Average Original Loan-to-Value Ratio	[ ]%
Weighted Average Current Loan-to-Value Ratio	[ ]%
Average Current Loan-to-Value Ratio	[ ]%
Maximum Current Loan-to-Value Ratio	[ ]%

The original loan-to-value ratio of a housing loan is calculated by comparing the initial principal amount of the housing loan [(or, in the case of a housing loan that has experienced a top-up, the Outstanding Principal Balance of the housing loan, including the top-up amount, at the time of the top-up)] to the most recent Valuation of the property that is securing the housing loan.  Thus, if collateral has been released from the mortgage securing the housing loan or if the property securing a housing loan has been revalued, the original loan-to-value ratio may not reflect the actual loan-to-value ratio at the origination of that housing loan.

Collateral may be released from the mortgage securing the housing loan only when there is more than one security property being held as collateral.  Where there is more than one security property held as collateral, the request to release another property can only be approved if the remaining security property held as collateral provides sufficient collateral such that the actual loan-to-value ratio is less than or equal to [95]% and the housing loan complies with the mortgage insurance policies.  See "—Mortgage Insurance Policies" in this prospectus supplement.

Collateral may also be released from the mortgage securing the housing loan if a substitute property is made subject to a mortgage to secure the housing loan so long as the actual loan-to-value ratio is less than or equal to [95]% and the housing loan complies with the mortgage insurance policies.  See "—Mortgage Insurance Policies" in this prospectus supplement.

The average current loan-to-value ratio is calculated as the sum of each housing loan's current loan-to-value ratio divided by the number of housing loans.  Split loans, which represent two or more loans against a single property or set of properties (such as a loan subject to a variable rate of interest and a loan subject to a fixed rate of interest), may alter the result of the calculation from the result if they were considered a single loan.  MEPM does not believe that the impact is material.

The aggregate Outstanding Principal Balance of the housing loans comprised in the assets of the fund as at the Closing Date is likely to be less than the amount shown in the preceding table as a result of payments being made between the Pool Cut-Off Date and the Closing Date. To take account of this, the amount by which the initial aggregate Outstanding Principal Balance of all notes exceeds the aggregate Outstanding Principal Balance as at the Closing Date of all housing loans comprised in the assets of the fund will be treated as Principal Collections received during the first Quarterly Calculation Period. This amount will, accordingly, be paid to noteholders as a pass through of principal in accordance with the order of priorities set out in "Description of the Offered Notes—Principal Collections—Payments of Principal Collections on Quarterly Payment Dates" in this prospectus supplement.

Before the issuance of the notes, housing loans may be added to or removed from the housing loan pool.  This addition or removal of housing loans may result in changes in the housing loan pool characteristics shown in the preceding table and could affect the weighted average lives and yields of the notes.  MEPM will not add, remove or substitute any housing loans prior to the Closing Date if this would result in a change of more than 5% in any of the characteristics of the pool of housing loans described in the table above, unless a revised prospectus is delivered to prospective investors.  See "Description of the Pool of Housing Loans" in this prospectus supplement.  New housing loans may also be substituted for housing loans with respect to which there is a breach of a representation or warranty and that are, within 120 days after the execution of the bond issue confirmation certificate, removed from the housing loan pool.

The housing loans have been randomly selected by MEPM for inclusion in the housing loan pool from those loans held by [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1] [SMHL                    [Fund] [Trust] [    ]-[ ]] confirmed to comply with the representations and warranties set out under "Description of the Pool of Housing Loans—Representations and Warranties Regarding the Housing Loans" in this prospectus supplement and "Description of the Assets of a Fund—Representations and Warranties Regarding the Housing Loans" in the base prospectus [and criteria of the designated rating agencies].

Fees and Expenses

MEPM as manager of the fund will receive a fee calculated monthly on the [ ]th day of each month comprised of a "mortgage component" based on the aggregate Outstanding Principal Balance of the pool of housing loans held by the fund and a "cash component" based on the aggregate value of all other Authorized Investments held by the fund.  Both the mortgage component and cash component of the manager's fee are calculated based on sliding scales.  No separate fee will be paid to MEPM for selecting the housing loan pool.  See "Description of the Offered Notes—Fees and Expenses Paid in Priority to Offered Notes" in this prospectus supplement.  The manager's fee will be payable monthly in arrears on the related Monthly Payment Date from Interest Collections, liquidity reserve advances, and, to the extent necessary, principal draws pursuant to paragraph (b) of the Principal Collections Waterfall (see "Description of the Offered Notes—Interest Collections—Principal Draws" and "—Principal Collections—Principal Collections Waterfall" in this prospectus supplement), prior to payments or allowances in relation to the notes.  MEPM will pay the servicing fee out of the manager's fee.

The servicer will receive a servicing fee and such other fees as are from time to time agreed between ME Bank and MEPM. The servicing fee and other fees payable to ME Bank by MEPM will be payable to ME Bank by MEPM out of the manager's fee attributable to the fund that MEPM receives on the related Monthly Payment Date from Interest Collections, liquidity reserve advances, and, to the extent necessary, principal draws pursuant to paragraph (b) of the Principal Collections Waterfall, prior to payments or allowances in relation to the notes, in an amount not to exceed the mortgage component of the manager's fee.  The servicing fee will be payable monthly in arrears on the related Monthly Payment Date.  The servicing fee for a monthly period is calculated based on the mortgage component of the manager's fee less an amount equal to the sum of MEPM's Expenses attributable to the fund plus [5]% of those Expenses for the monthly period.  The servicing fee is not paid directly to ME Bank out of the cash flow on the pool assets.

For further information regarding the fees and expenses of ME Bank and MEPM, see "Description of the Transaction Documents—The Manager—Manager's Fees, Expenses and Indemnification" and "Description of the Transaction Documents—The Mortgage Origination and Management Agreement—Servicing Compensation and Expenses" in the base prospectus.

In addition, other fund expenses, including fees payable to the issuer trustee, the security trustee, the Class A note trustee, the paying agents, the calculation agent, the Class A note registrar[, any Irish listing agent, any Transparency Directive agent and in respect of any Irish Stock Exchange listing], will be paid prior to payments or allowances in relation to the notes.  See "Description of the Offered Notes—Fees and Expenses Paid in Priority to Offered Notes" in this prospectus supplement.

Australian Withholding Tax

Payments of principal and interest on the Class A notes will be reduced by any applicable withholding taxes assessed against the fund.  The issuer trustee is not obligated to pay any additional amounts to holders of offered notes to cover any withholding taxes.  Under the Income Tax Assessment Act 1936 (Cth), present Australian law, holders of offered notes will not be subject to Australian withholding tax if they are issued in accordance with certain prescribed conditions and they are not held by certain associates of the issuer trustee.  The issuer trustee will seek to issue the offered notes in a manner which will satisfy the conditions for an exemption from Australian withholding tax under section 128F or section 128FA, as applicable, of the Income Tax Assessment Act 1936 (Cth).  One of these conditions is that the issuer trustee must not know or have reasonable grounds to suspect that an offered note, or an interest in an offered note, was being, or would later be, acquired directly or indirectly by certain associates of the issuer trustee.  Accordingly, persons who fall within this category of associate of the issuer trustee should not acquire offered notes.  See "Australian Tax Matters— Payments of Principal, Premiums and Interest—Australian interest withholding tax - exemptions" in the base prospectus.

In accordance with usual practice, pursuant to an underwriting agreement, the underwriters represent and agree not to sell any offered notes to persons (i.e., certain associates of the issuer trustee) that would cause the public offer test under section 128F or section 128FA, as applicable, of the Income Tax Assessment Act 1936 (Cth) not to be met.

If MEPM determines at any time that on the following Payment Date the issuer trustee would be required to deduct or withhold amounts from any payment of principal or interest in respect of any of the notes, any currency swap, any fixed-floating interest rate swap, any payment funding facility, any redraw funding facility[, any top-up funding facility] or any liquidity notes due to taxes, duties, assessment or governmental charges, the issuer trustee must, when directed by MEPM (at MEPM’s option), redeem all, but not some only, of the notes on any subsequent Quarterly Payment Date as described under "Summary—Redemption of the Notes for Taxation or Other Reasons" and "Description of the Offered Notes—Redemption of the Notes for Taxation or Other Reasons" in this prospectus supplement.

U.S. Tax Status

Interest payable on the notes will be taxable to a U.S. Holder (as defined below) as ordinary income.  A U.S. Holder will generally recognize U.S. source capital gain or loss upon the sale, redemption, retirement, or other disposition of the notes.  See "Certain United States Federal Income Taxation Considerations" in this prospectus supplement.

Legal Investment

The offered notes will not constitute "mortgage related securities" for the purposes of the U.S. Secondary Mortgage Market Enhancement Act of 1984.  No representation is made as to whether the notes constitute legal investments under any applicable statute, law, rule, regulation or order for any entity whose investment activities are subject to investment laws and regulations or to review by regulatory authorities.  You are urged to consult with your own legal advisors concerning the status of the offered notes as legal investments for you.  See "Legal Investment Considerations" in the base prospectus.

ERISA Considerations

In general, subject to the considerations discussed below under "ERISA Considerations" in this prospectus supplement and the base prospectus, the offered notes will be eligible for purchase by Benefit Plan Investors (as defined in the base prospectus).  Investors should consult their counsel with respect to the consequences under the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), of a plan's acquisition and ownership of the notes.  See "ERISA Considerations" in this prospectus supplement and "ERISA Considerations" in the base prospectus.

Denominations

The Class A[ ] notes [and the Class [insert the name of any other notes offered by this prospectus supplement] notes] will be issued in minimum denominations of US$[ ] and integral multiples thereof.

Book-Entry Registration

The offered notes will be initially issued in book-entry form only.  Persons acquiring beneficial ownership interests in the offered notes will hold their offered notes through the Depository Trust Company ("DTC") in the United States or Clearstream, Luxembourg or Euroclear outside of the United States.  Transfers within DTC, Clearstream, Luxembourg or Euroclear will be in accordance with the usual rules and operating procedures of the relevant system.  Cross-market transfers of offered notes between persons holding directly or indirectly through DTC, on the one hand, and persons holding directly or indirectly through Clearstream, Luxembourg or Euroclear, on the other hand, will take place in DTC through the relevant depositories of Clearstream, Luxembourg or Euroclear.

Collections

The issuer trustee will receive or apply for each relevant Calculation Period the following amounts.  Collections for a relevant Calculation Period means the aggregate of all amounts received by the issuer trustee or applied towards Collections in respect of the fund during the relevant Calculation Period.  This will include:

• payments of interest, principal, fees and other amounts under the housing loans;

• proceeds from the enforcement of the housing loans;

• amounts received under the relevant mortgage insurance policies;

• amounts recovered from losses on housing loans not previously received;

•
amounts received from ME Bank for breaches of representations or undertakings which have not been designated by MEPM as Suspended Moneys (Suspended Moneys are described in "Description of the Assets of a Fund—Substitution of Housing Loans" in the base prospectus);

•
any amounts received during the relevant Calculation Period in respect of Authorized Investments (other than funds comprised in the cash collateral account or received under the payment funding facility);

•
any amounts applied from the cash collateral account under the terms of the supplementary bond terms notice relating to the notes as described under "Description of the Offered Notes—Interest Collections—Liquidity Reserve Advances" in this prospectus supplement; and

•	any amounts received under a fixed-floating interest rate swap in respect of the relevant Calculation Period on the relevant Payment Date;

but does not include:

•	any amounts received during the relevant Calculation Period in respect of Authorized Investments comprised in the cash collateral account;

•	any amounts received during the relevant Calculation Period that the issuer trustee is obligated to pay to a mortgage insurer under a relevant mortgage insurance policy;

•	any amounts received during the relevant Calculation Period under or arising from any drawing under any payment funding facility;

•	any amounts received during the relevant Calculation Period under or arising from any drawing under any redraw funding facility;

•	[any amounts received during the relevant Calculation Period under or arising from any drawing under any top-up funding facility;]

•
to the extent that a fixed-floating interest rate swap provider has defaulted under the relevant fixed-floating interest rate swap, any Close-Out Amount (as defined in the terms of that fixed-floating interest rate swap) which may be used by the issuer trustee to enter into an equivalent fixed-floating interest rate swap;

•
to the extent that a fixed-floating interest rate swap provider has not defaulted under the relevant fixed-floating interest rate swap, any amounts provided to the issuer trustee during the relevant Calculation Period as a consequence of a downgrade or withdrawal of the rating of the fixed-floating interest rate swap provider by a designated rating agency, as collateral against default by the fixed-floating interest rate swap provider under the relevant fixed-floating interest rate swap;

•
to the extent that a currency swap provider has defaulted under the relevant currency swap, any Close-Out Amount (as defined in the terms of that currency swap) which will be used by the issuer trustee to enter into an equivalent currency swap;

•
to the extent that a currency swap provider has not defaulted under the relevant currency swap, any amounts provided to the issuer trustee during the relevant Calculation Period as a consequence of a downgrade or withdrawal of the rating of that currency swap provider by a designated rating agency, as collateral against default by that currency swap provider under the relevant currency swap;

•
if such Calculation Period relates to a Monthly Payment Date that is not also a Quarterly Payment Date, any funds retained in the bank account for the fund or invested in Authorized Investments on any preceding Monthly Payment Date that was not also a Quarterly Payment Date, which funds were allocated on such preceding Monthly Payment Date as described in "Description of the Offered Notes—Interest Collections—Interest Collections Waterfall" and "Description of the Offered Notes—Principal Collections—Principal Collections Waterfall" in this prospectus supplement to be applied on the next Quarterly Payment Date; [and]

•
any amounts received by the issuer trustee during the relevant Calculation Period that have been designated by MEPM as Suspended Moneys (see "Description of the Assets of a Fund—Substitution of Housing Loans" in the base prospectus)[; and]

•	[an amount equal to the A$ Equivalent of the aggregate initial Outstanding Principal Balance of all notes issued in that Calculation Period].

Collections will be allocated between interest and principal. Collections attributable to interest, which generally include all collections on the housing loans other than repayments of principal, are known as Interest Collections.  The Collections attributable to principal, which include repayments of principal on the housing loans, proceeds from the enforcement of the housing loans, certain amounts received under mortgage insurance policies, amounts recovered from losses on housing loans not previously received and amounts received from ME Bank for breaches of representations or undertakings which have not been designated by MEPM as Suspended Moneys, are known as Principal Collections.

Interest Collections are normally used to pay fees, expenses and interest on the notes.  Any excess Interest Collections will be applied to reimburse losses on the housing loans and the amounts so utilized will be used together with Principal Collections.  Principal Collections are normally used to pay principal on the notes or to fund redraws [or top-up loans].  However, if there are not enough Interest Collections to pay fees, expenses and interest on the notes, Principal Collections will be used to pay unpaid fees, expenses and interest on the notes.  Any remaining excess Interest Collections will be distributed to the income unitholder on each relevant Monthly Payment Date, subject to and in accordance with the terms of the master trust deed.

Interest on the Notes

Interest on the Class A[ ] notes [and the Class A[ ] notes] is payable quarterly in arrears on each Quarterly Payment Date [and interest on [the Class A[ ] notes][, the Class AB notes] and the Class B notes is payable monthly in arrears on each Monthly Payment Date].

The issuer trustee will pay interest on the Class A[ ] notes by making payments to the US$ currency swap provider in A$, which in turn will pay interest on the Class A[ ] notes in US$.  [The issuer trustee will pay interest on the Class A[ ] notes by making payments to the Euro currency swap provider in A$, which in turn will pay interest on the Class A[ ] notes in Euros].  [The issuer trustee will pay interest on the Class A[ ] notes in A$].  Interest will be paid pari passu and ratably between the Class A[ ] notes, [the Class A[ ] notes] [and] [the Class A[ ] notes].  [Interest will be paid on the Class AB notes only after the payments of interest on the Class A[ ] notes, [the Class A[ ] notes] [and] [the Class A[ ] notes] are made.]  Interest will be paid on the Class B notes only after the payments of interest on the Class A[ ] notes, [the Class A[ ] notes] [,] [and] [the Class A[ ] notes] [and] [the Class AB notes] are made.  Interest on each class of notes is calculated for each relevant Interest Period as follows:

• on a daily basis at the note's interest rate;

• on the Invested Amount of that note at the beginning of the relevant Interest Period and after giving effect to any payment of principal made with respect to such note on such day; and

•
on the basis of the actual number of days in the relevant Interest Period and a year of 360 days for the Class A[ ] notes [and the Class A[ ] notes], or 365 days for [the Class A[ ] notes] [,] [the Class AB notes] [and] the Class B notes.

[This section may be modified for each series to describe the interest on the notes for that series].

Principal on the Notes

Principal on the Class A[ ] notes [and the Class A[ ] notes] is payable quarterly in arrears on each Quarterly Payment Date [and principal on the [Class A[ ] notes][, the Class AB notes] and the Class B notes is payable monthly in arrears on each Monthly Payment Date].

Principal will be paid sequentially on each class of notes.  Thus, principal will be paid, pari passu and ratably, to the currency swap provider[s], which in turn will pay principal pari passu and ratably to the relevant paying agent, in the case of the Class A[ ] notes [and the Class A[ ] notes], between each of the Class A[ ] notes [and the Class A[ ] notes], [and to the Class A[ ] noteholders].  [The Class AB notes will not receive any allocations or principal payments on a relevant Payment Date until all principal payments payable to or to be allowed for on the Class A notes have been paid or allowed in full.]  The Class B notes will not receive any allocations or principal payments on a relevant Payment Date until all principal payments payable to or to be allowed for on the Class A notes [and the Class AB notes] have been paid or allowed in full.  On each relevant Payment Date, the Invested Amount and the Outstanding Principal Balance of each note will be reduced or an allocation will be made for such reduction by the amount of the principal payment made or allowed for on that date on that note.  The Outstanding Principal Balance of each note will also be reduced or an allocation will be made for such reduction by the amount of principal losses on the housing loans allocated to that note.  If the security trust deed is enforced after an event of default, the proceeds from the enforcement will be distributed (after the priority entitlements, see "Description of the Transaction Documents—The Security Trust Deed" in this prospectus supplement) ratably among all of the Class A notes, prior to any distributions to the [Class AB notes, and ratably among all of the Class AB notes, prior to any distributions to the] Class B notes.

[This section may be modified for each series to describe the principal on the notes for that series].

Allocation of Cash Flows

The issuer trustee will pay interest and principal to each Class A[ ] noteholder [and each Class A[ ] noteholder] on each Quarterly Payment Date and to [each Class A[ ] noteholder][, each Class AB noteholder] and each Class B noteholder on each Monthly Payment Date].  On each Monthly Payment Date (which is not also a Quarterly Payment Date), the issuer trustee will also allocate amounts of principal and interest in relation to the Class A[ ] notes [and the Class A[ ] notes] to be paid to the respective noteholders on the next Quarterly Payment Date.

All such payments or allocations will be made by the issuer trustee to the extent that they have not already been made in accordance with the order of priorities summarized on the next [  ] pages out of Collections received and available for the purposes of such payments or allocations on the Monthly Payment Date or Quarterly Payment Date, as the case may be.  The charts on the next [  ] pages summarize the flow of payments.

Interest Collections Waterfall

Pay or make allowance for taxes of the fund.
ê
Pari passu and rateably, pay or make allowance for the issuer trustee's fee, the security trustee's fee, fees of the Class A note trustee, the paying agents, the Class A note registrar, the calculation agent [and the Transparency Directive agent], the manager's fee and any Expenses (other than Expenses referred to in the boxes below) of the fund.

ê
Pari passu and rateably, without duplication, pay or make allowance for any amounts payable or to be allowed for under the following box on any previous Monthly Payment Date, if there had been sufficient funds, which have not been paid or allowed for, together with accrued interest thereon.

ê
Pari passu and rateably:
•	pay any interest under any redraw funding facility [or any top-up funding facility] for the applicable Monthly Interest Period;
o
on any Monthly Payment Date that is not also a Quarterly Payment Date, make allowance for the A$ Class A Interest Amount in respect of the Class A[ ] notes [and the Class A[ ] notes] for the applicable Monthly Interest Period, to be retained or invested until paid on the following Quarterly Payment Date in accordance with the sub-bullet point below; and

o
on any Monthly Payment Date that is also a Quarterly Payment Date, pay the A$ Class A Interest Amount in respect of the Class A[ ] notes [and the Class A[ ] notes] for the applicable Quarterly Interest Period, including, without duplication, all amounts allocated on the two preceding Monthly Payment Dates in accordance with the sub-bullet point above, to be paid to the currency swap provider[s] under the relevant currency swap confirmation[s];

•	[pay any interest due on the Class A[ ] notes to the Class A[ ] noteholders for the applicable Monthly Interest Period;]
•
pay any amounts payable to a fixed-floating interest rate swap provider on termination of the relevant fixed-floating interest rate swap (other than in respect of any amounts payable under the eighteenth box of this Interest Collections Waterfall); and

•
o
on any Monthly Payment Date that is not also a Quarterly Payment Date, make allowance for any amounts payable to a currency swap provider on termination of the relevant currency swap (other than in respect of any amounts payable under the eighteenth box of this Interest Collections Waterfall), to be retained or invested until paid on the following Quarterly Payment Date in accordance with the sub-bullet point below; and

o
on any Monthly Payment Date that is also a Quarterly Payment Date, pay any amounts payable to a currency swap provider on termination of the relevant currency swap (other than in respect of any amounts payable under the eighteenth box of this Interest Collections Waterfall), including, without duplication, all amounts allocated on the two preceding Monthly Payment Dates in accordance with sub-bullet point above.

ê
[Pari passu and rateably, without duplication, pay any amounts payable under the following box on any previous Monthly Payment Date, if there had been sufficient funds, which have not been paid, together with accrued interest thereon.]

ê
[Pari passu and rateably, pay to the Class AB noteholders any interest due on the Class AB notes for the applicable Monthly Interest Period.]
ê
Pari passu and rateably, without duplication, pay any amounts payable under the following box on any previous Monthly Payment Date, if there had been sufficient funds, which have not been paid, together with accrued interest thereon.

ê
Pari passu and rateably, pay to the Class B noteholders any interest on the Class B notes for the applicable Monthly Interest Period.
ê
Credit the cash collateral account the amount (if any) by which the Required Cash Collateral exceeds the funds on deposit in the cash collateral account.
ê
Reimburse, in the order of priorities specified in the Principal Collections Waterfall, to the extent not previously reimbursed under this box, any amounts paid or allowed for on any previous Monthly Payment Date under the first, second, third[, fourth] and fifth boxes of the Principal Collections Waterfall.

ê
Pari passu and rateably in or toward payment to the liquidity noteholder of interest payable in respect of the liquidity notes].
ê
Pari passu and rateably:
•
in or toward reinstatement in the books of the fund of the Redraw Principal Outstanding under any redraw funding facility to the extent of any Carry Over Redraw Charge Offs, with effect immediately prior to, and to be taken into account in, the distribution of moneys pursuant to the Principal Collections Waterfall (an amount equal to any such reinstatement of the Redraw Principal Outstanding to be allocated to Principal Collections for application on that Monthly Payment Date in the order of priorities specified in the Principal Collections Waterfall);

•
[in or toward reinstatement in the books of the fund of the Top-up Principal Outstanding under any top-up funding facility to the extent of any Carry Over Top-up Charge Offs, with effect immediately prior to, and to be taken into account in, the distribution of moneys pursuant to the Principal Collections Waterfall (an amount equal to any such reinstatement of the Top-up Principal Outstanding to be allocated to Principal Collections for application on that Monthly Payment Date in the order of priorities specified in the Principal Collections Waterfall);]

•	in respect of the A$ Equivalent of any Carry Over Class A Charge Offs:
o	and the Class A[ ] notes [and the Class A[ ] notes, respectively]:
▪
on any Monthly Payment Date that is not also a Quarterly Payment Date, without duplication, in or toward reinstatement in the books of the fund of the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs [and the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs], to be reinstated and applied on the following Quarterly Payment Date in accordance with the sub-bullet point below (an amount equal to the A$ Equivalent of any such amount that is to be applied toward reinstatement and applied in accordance with the sub-bullet point below on the following Quarterly Payment Date to be retained or invested until reinstated and applied on the following Quarterly Payment Date); and

▪
on any Monthly Payment Date that is also a Quarterly Payment Date, having taken into account any amounts allocated under the sub-bullet point above on the two preceding Monthly Payment Dates, in or toward reinstatement in the books of the fund of the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs [and the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs], with effect immediately prior to, and to be taken into account in, the distribution of moneys pursuant to the Principal Collections Waterfall (an amount equal to any such reinstatement of the Outstanding Principal Balance of the Class A[ ] notes [and any such reinstatement of the Outstanding Principal Balance of the Class A[ ] notes] to be allocated to Principal Collections for application on that Quarterly Payment Date in the order of priorities specified in the Principal Collections Waterfall);

o
[and the Class A[ ] notes, in or toward reinstatement in the books of the fund of the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs, with effect immediately prior to, and to be taken into account in, the distribution of moneys pursuant to the Principal Collections Waterfall (an amount equal to any such reinstatement of the Outstanding Principal Balance of the Class A[ ] notes to be allocated to Principal Collections for application on that Monthly Payment Date in the order of priorities specified in the Principal Collections Waterfall)].

ê

[Pari passu and rateably, in or toward reinstatement in the books of the fund of the Outstanding Principal Balance the Class AB notes to the extent of any Carry Over Class AB Charge Offs, with effect immediately prior to, and to be taken into account in, the distribution of moneys pursuant to the Principal Collections Waterfall (an amount equal to any such reinstatement of the Outstanding Principal Balance of the Class AB notes to be allocated to Principal Collections for application on that Monthly Payment Date in the order of priorities specified in the Principal Collections Waterfall).]

ê
Pari passu and rateably, in or toward reinstatement in the books of the fund of the Outstanding Principal Balance the Class B notes to the extent of any Carry Over Class B Charge Offs, with effect immediately prior to, and to be taken into account in, the distribution of moneys pursuant to the Principal Collections Waterfall (an amount equal to any such reinstatement of the Outstanding Principal Balance of the Class B notes to be allocated to Principal Collections for application on that Monthly Payment Date in the order of priorities specified in the Principal Collections Waterfall).

ê
Pay the amount (if any) required to reduce the amount of Realized Losses for the relevant Monthly Calculation Period to zero.
ê
Make allowance for any break costs payable on cancellation of any fixed-floating interest rate swap to the extent not recovered under the relevant housing loans in the form of any applicable prepayment fees or a drawing has not been made under a payment funding facility.

ê
To the extent not otherwise paid or allowed for under the Principal Collections Waterfall, pari passu and rateably:
• pay any principal and other amounts due and payable under any redraw funding facility;
• [pay any principal and other amounts due and payable under any top-up funding facility;] and
•
pay any principal and other amounts (excluding amounts payable under the second bullet point in the eleventh box of this Interest Principal Collections Waterfall) due and payable under any payment funding facility.

ê
Pari passu and rateably:
•
pay any amounts payable to any fixed-floating interest rate swap provider on termination of the relevant fixed-floating interest rate swap where such fixed-floating interest rate swap provider is the defaulting party or the sole affected party (other than as a consequence of a "Tax Event", "Force Majeure Event" or "Illegality");

o
on any Monthly Payment Date that is not also a Quarterly Payment Date, make allowance for any amounts payable to any currency swap provider on termination of the relevant currency swap, where such currency swap provider is the defaulting party or the sole affected party (other than as a consequence of a "Tax Event", "Force Majeure Event" or "Illegality"), to be retained or invested until applied on the following Quarterly Payment Date in accordance with the sub-bullet point below; and

o
on any Monthly Payment Date that is also a Quarterly Payment Date, pay any amounts payable to any currency swap provider on termination of the relevant currency swap, where such currency swap provider is the defaulting party or the sole affected party (other than as a consequence of a "Tax Event", "Force Majeure Event" or "Illegality"), including, without duplication, all amounts allocated on the two preceding Monthly Payment Dates in accordance with the sub-bullet point above.

ê
Pay any amounts payable to the income unitholder of the fund in accordance with the terms of the master trust deed.

Principal Collections Waterfall

Pay or make allowance for taxes of the fund (to the extent not otherwise paid or allowed for under the first box of the Interest Collections Waterfall or under a liquidity reserve advance from the cash collateral account).

ê
Pari passu and rateably, pay or make allowance for the issuer trustee's fee, the security trustee's fee, the fees of the Class A note trustee, the paying agents, the Class A note registrar, the calculation agent [and the Transparency Directive agent], the manager's fee and any Expenses (other than Expenses referred to in the boxes below) of the fund (to the extent not otherwise paid or allowed for under the second box of the Interest Collections Waterfall or under a liquidity reserve advance from the cash collateral account).

ê
Pari passu and rateably, without duplication, pay or make allowance for any amounts payable or to be allowed for under the fourth box of the Interest Collections Waterfall, which remain unpaid or unallocated (to the extent not otherwise paid or allowed for on that Monthly Payment Date or any prior Monthly Payment Date under the fourth box of the Interest Collections Waterfall or under a liquidity reserve advance from the cash collateral account), in the order of priorities specified in the fourth box of the Interest Collections Waterfall.

ê
[Pari passu and rateably, without duplication, pay any amounts payable under the sixth box of the Interest Collections Waterfall in respect of interest due on the Class AB notes, which remain unpaid (to the extent not otherwise paid on that Monthly Payment Date or any prior Monthly Payment Date under the sixth box of the Interest Collections Waterfall or under a liquidity reserve advance from the cash collateral account).

ê
Pari passu and rateably, without duplication, pay any amounts payable under the eighth box of the Interest Collections Waterfall in respect of interest due on the Class B notes, which remain unpaid (to the extent not otherwise paid on that Monthly Payment Date or any prior Monthly Payment Date under the eighth box of the Interest Collections Waterfall or under a liquidity reserve advance from the cash collateral account).

ê
Pari passu and rateably, pay any Redraw Principal Outstanding under any redraw funding facility [and any Top-up Principal Outstanding under any top-up funding facility].
ê
Pari passu and rateably, pay any amounts approved by MEPM under any loan redraw facility.
ê
Pari passu and rateably, without duplication:
•	in respect of the Class A [ ] notes [and the Class A[ ] notes]:
o
on any Monthly Payment Date that is not also a Quarterly Payment Date, make allowance for the A$ Equivalent of the Outstanding Principal Balance of the Class A[ ] notes [and the Class A[ ] notes, respectively,] to be retained until paid to the currency swap provider[s] under the currency swap confirmation[s] on the following Quarterly Payment Date in accordance with the sub-bullet point below, until the Outstanding Principal Balance of the Class A[ ] notes [and the Class A[ ] notes] is reduced to zero; and

o
on any Monthly Payment Date that is also a Quarterly Payment Date, pay the A$ Equivalent of the Outstanding Principal Balance of the Class A[ ] notes [and the Class A[ ] notes, respectively], including, without duplication, all amounts allocated on the two preceding Monthly Payment Dates in accordance with the sub-bullet point above, to the currency swap provider[s] under the relevant currency swap confirmation[s], in order that such currency swap provider[s] may then apply the equivalent US$ [and Euro] amounts to payment of principal on the Class A[ ] notes [and the Class A[ ] notes, respectively,] on such Quarterly Payment Date, until the Outstanding Principal Balance of the Class A[ ] notes [and the Class A[ ] notes] is reduced to zero;

•	[pay principal in respect of the Class A[ ] notes to the Class A[ ] noteholders until the Outstanding Principal Balance of the Class A[ ] notes is reduced to zero.]
ê
[Pari passu and rateably, pay principal in respect of the Class AB notes to the Class AB noteholders until the Outstanding Principal Balance of the Class AB notes is reduced to zero.]
ê
Pari passu and rateably, pay principal in respect of the Class B notes to the Class B noteholders until the Outstanding Principal Balance of the Class B notes is reduced to zero.
ê
Pari passu and rateably (to the extent not reinstated in the books of the fund under the twelfth box of the Interest Collections Waterfall):
•
in or toward reinstatement in the books of the fund of the Redraw Principal Outstanding under any redraw funding facility to the extent of any Carry Over Redraw Charge Offs, with immediate effect, and payment of such reinstated Redraw Principal Outstanding under any redraw funding facility on such Monthly Payment Date;

•
[in or toward reinstatement in the books of the fund of the Top-up Principal Outstanding under any top-up funding facility to the extent of any Carry Over Top-up Charge Offs, with immediate effect, and payment of such reinstated Top-up Principal Outstanding under any top-up funding facility on such Monthly Payment Date;]

•	in respect of the A$ Equivalent of any Carry Over Class A Charge Offs:
o	and the Class A[ ] notes [and the Class A[ ] notes, respectively]:
▪
on any Monthly Payment Date that is not also a Quarterly Payment Date, without duplication, in or toward reinstatement in the books of the fund of the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs [and the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs], to be applied and paid on the following Quarterly Payment Date in accordance with the sub-bullet point below (an amount equal to the A$ Equivalent of any such amount that is to be applied toward reinstatement and paid on the following Quarterly Payment Date to be retained or invested until reinstated and paid on the following Quarterly Payment Date); and

▪
on any Monthly Payment Date that is also a Quarterly Payment Date, having taken into account any amounts allocated under the sub-bullet point above on the two preceding Monthly Payment Dates, in or toward reinstatement in the books of the fund of the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs [and the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs], with immediate effect, and payment of such reinstated Outstanding Principal Balance of the Class A[ ] notes [and such reinstated Outstanding Principal Balance of the Class A[ ] notes] to the currency swap provider[s] under the relevant currency swap confirmation[s], in order that such currency swap provider[s] may then apply the equivalent US$ [and Euro] amounts to payment of principal on the Class A[ ] notes [and the Class A[ ] notes, respectively,] on such Quarterly Payment Date; [and]

o
[and the Class A[ ] notes, in or toward reinstatement in the books of the fund of the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs, with immediate effect, and payment of such reinstated Outstanding Principal Balance of the Class A[ ] notes to the Class A[ ] noteholders on such Monthly Payment Date].

ê
[Pari passu and rateably (to the extent not reinstated in the books of the fund under the thirteenth box of the Interest Collections Waterfall), in or toward reinstatement in the books of the fund of the Outstanding Principal Balance the Class AB notes to the extent of any Carry Over Class AB Charge Offs, with immediate effect, and payment of such reinstated Outstanding Principal Balance of the Class AB notes to the Class AB noteholders on such Monthly Payment

Date.]
ê
Pari passu and rateably (to the extent not reinstated in the books of the fund under the fourteenth box of the Interest Collections Waterfall), in or toward reinstatement in the books of the fund of the Outstanding Principal Balance the Class B notes to the extent of any Carry Over Class B Charge Offs, with immediate effect, and payment of such reinstated Outstanding Principal Balance of the Class B notes to the Class B noteholders on such Monthly Payment Date.

ê
Pari passu and rateably, pay any break costs payable on cancellation of any fixed-floating interest rate swap to the extent that those amounts are not recovered under the relevant housing loans in the form of any applicable prepayment fees or a drawing has not been made under a payment funding facility (to the extent not otherwise paid or allowed for under the Interest Collections Waterfall).

ê
Pari passu and rateably:
•
provided that the Invested Amount of all of the Class A[ ] notes[, the Class A[ ] notes][, the Class A[ ] notes][, the Class AB notes] and the Class B notes is zero or will be zero following any payments made on that Monthly Payment Date, pay the principal amount outstanding in respect of the liquidity notes to the liquidity noteholder; and

• pay any principal amount outstanding in respect of any payment funding facility.

Risk Factors

The purchase, and subsequent holding, of the notes is not free of risk.  MEPM believes that the risks described below are some of the principal risks inherent in the transaction for noteholders and that the discussion in relation to those notes indicates some of the possible implications for noteholders.  However, the inability of the issuer trustee to pay interest or principal on the notes may occur for other reasons and MEPM in no way represents that the description of the risks outlined below is exhaustive.  It is only a summary of some particular risks.  Further, although MEPM believes that the various structural protections available to noteholders may lessen certain of these risks, there can be no assurance that these measures will be sufficient to ensure the payment or distribution of interest or principal on the notes on a timely or full basis.  Prospective investors should also read the detailed information set out elsewhere in this prospectus supplement and the base prospectus and make their own independent investigation and seek their own independent advice as to the potential risks involved in purchasing and holding the notes.

Risks Relating to the Notes

The notes will be paid only from the assets of the fund and you may experience a loss or receive a lower yield than you expected if the assets of the fund are insufficient to repay the notes	●
The notes are debt obligations of the issuer trustee only in its capacity as trustee of the fund.  The notes are issued with the benefit of, and subject to, the master trust deed, the notice of creation, the supplementary bond terms notice relating to the notes, the security trust deed and, in the case of the Class A[ ] notes [and the Class A[ ] notes], the note trust deed.   The notes do not represent an interest in or obligation of Perpetual Limited in its individual capacity or of any of the other parties to the transaction.  The assets of the fund will be the sole source of payments on the notes.  The issuer trustee's other assets will only be available to make payments on the notes to the extent that the issuer trustee is held to be negligent, fraudulent or to have acted in willful default with respect to its obligations under the transaction documents and that this negligence, fraud or willful default has resulted in a reduction in the assets of the fund.  There can be no assurance that the assets of the fund will be sufficient to make all interest and principal payments on the notes.  If the assets of the fund are insufficient to pay the interest and principal on your notes when due, except as disclosed above, there will be no other source from which to receive these payments and you may experience a loss or receive a lower yield on your investment than you expected.

You may have difficulty selling your notes or obtaining your desired price due to the absence of a secondary market	●
The underwriters are not required to assist you in reselling your notes.  There is currently no secondary market for the notes.  There can be no assurance that a secondary market for the notes will develop.  If a secondary market does develop, it might not continue or might not be sufficiently liquid to allow you to resell any of your notes readily or at the price you desire.  The market value of your notes is likely to fluctuate, which could result in significant losses to you.

Present uncertainties and future unfavorable	●	Since the middle of 2007, the international asset backed securities market has experienced a significant number of developments in the asset backed securities market may limit your ability to resell the notes and/or adversely affect the market value of the notes liquidity and credit difficulties.  Despite the strong performance, high credit quality and largely transparent structure of most Australian asset and residential mortgage backed securities, in recent years the Australian residential mortgage backed securities market has been impacted by reduced investor appetite for structured products and limited liquidity and considerable widening of spreads in respect of residential mortgage backed securities.

●
The continued strong performance of Australian residential mortgage backed securities reflects both the quality and the composition of the types of loans securitized, and has been underpinned by the strength of the Australian economy.  A substantial majority of Australian residential mortgage backed securities are backed by prime loans to borrowers satisfying financial institutions' standard lending criteria and are covered by lenders' mortgage insurance.  Most prime loans are full-documentation loans, with low-documentation loans, for which a more relaxed standard of proof of borrowers' debt-servicing ability applies, accounting for a small percentage of prime loans.  Arrears on prime full documentation loans remain very low.  While losses on Australian residential mortgage backed securities rose during the global credit and financial crisis, losses were mostly covered by lenders mortgage insurance and credit enhancements, such as excess spread.  Very few Australian residential mortgage backed securities structures have experienced ratings downgrades to AAA rated tranches and investors in rated tranches of Australian residential mortgage backed securities have never experienced a loss of principal.  All of the housing loans comprised in the assets of the fund will be prime full-documentation loans.  None of the prior securitization issues sponsored by MEPM has defaulted in respect of payment obligations on issued notes, nor has any early amortization-type event or similar event been triggered in respect of any such issued notes.

●
However, remaining uncertainties in international asset backed securities markets, extended poor performance of, or exacerbated losses experienced by, collateral underlying asset backed securities (particularly housing loans underlying U.S. and European residential mortgage backed securities and related structured products) and other future unfavorable developments in credit markets generally may affect secondary market liquidity and pricing for Australian residential mortgage backed securities, such as the notes.  Consequently, noteholders should be aware that they may be required to bear the financial risks of an investment in the notes for an indefinite period of time. The market value of the notes may be affected by many factors, including market perceptions of the risks associated with structured securities (including the risks of residential mortgage backed securities in particular) and residential mortgage lending in Australia and elsewhere, and there can be no assurance as to the saleability or market value of any of the notes at any future time.

●
In addition, the performance and market value of the notes may be affected by a decline in Australian economic conditions or a deterioration in economic conditions globally.  For further considerations relating to the potential impact of economic factors on the liquidity and value of the notes, see "Risk Factors—Risks Relating to the Housing Loans—A decline in Australian economic conditions may lead to losses on your notes" in this prospectus supplement.

The ratings on the notes should be evaluated independently	●
It is a condition to the issuance of the notes that the Class A[ ] notes, [the Class A[ ] notes][, the Class A[ ] notes][, the Class AB notes] [and] [the Class B notes] receive appropriate credit ratings from [two] nationally recognized statistical rating organizations (referred to in this prospectus supplement and the base prospectus as the "designated rating agencies").

●
The security ratings of the notes should be evaluated independently from similar ratings on other types of notes or securities.  A security rating by a rating agency is not a recommendation to buy, sell or hold securities and may be subject to revision, suspension, qualification or withdrawal at any time by the relevant rating agency.  A rating does not address the market price or suitability of the offered notes for you.  The ratings of the notes address the likelihood of the payment of principal and interest on the notes according to their terms. The ratings do not address the expected schedule of principal repayments under the notes, only that principal will be returned no later than the final maturity date of the notes.  The ratings of the offered notes will be based primarily on the creditworthiness of the housing loans, the subordination provided by the Class B notes with respect to the Class A notes [and the Class AB notes], the availability of excess Interest Collections after payment of interest on the notes and the fund's expenses, the mortgage insurance policies, the availability of the liquidity reserve, the creditworthiness of the swap providers and the mortgage insurer and the foreign currency rating of Australia.

	●	You are urged to make your own evaluation of the suitability of the notes for you, and not to rely solely on the ratings on the notes.

A reduction, withdrawal or qualification of the ratings on the notes, the issuance of unsolicited ratings on the notes and/or certain determinations by the U.S. Securities and Exchange Commission could adversely affect the market value of the notes and/or limit your ability to resell the notes
●
The security rating on the notes are not recommendations to buy, sell or hold securities and may be subject to revision, suspension, qualification or withdrawal at any time by the relevant rating agency.  The ratings do not address the market price or suitability of the offered notes for you.  The ratings of the notes address the likelihood of the payment of principal and interest on the notes according to their terms. The ratings do not address the expected schedule of principal repayments under the notes, only that principal will be returned no later than the final maturity date of the notes.  Each rating agency rating the notes will monitor the ratings using its normal surveillance procedures. Any rating agency may revise, suspend, qualify or withdraw an assigned rating at any time. Any rating action taken by one rating agency may not necessarily be taken by any other rating agency.

●
There can be no assurance that the housing loans comprised in the assets of the fund and/or the notes will perform as expected or that the ratings will not be revised, suspended, qualified or withdrawn in the future as a result of a change of circumstances, deterioration in the performance of the housing loans, errors in analysis or otherwise.  No transaction party will be responsible for monitoring any changes to the ratings on the notes.  None of the issuer trustee, MEPM, ME Bank or any of their affiliates will have any obligation to replace or supplement any credit enhancement or to take any other action to maintain any ratings on the notes.  Any action taken by any rating agency to revise, suspend, qualify or withdraw a rating on a notes could adversely affect the market value of the notes and/or limit your ability to resell the notes.

●
MEPM has hired [two] rating agencies (referred to in this prospectus supplement and the base prospectus as the "designated rating agencies") and will pay them a fee to assign ratings on the notes.  MEPM has not hired any other nationally recognized statistical rating organization ("NRSRO") to assign ratings on the notes and is not aware that any other NRSRO has assigned ratings on the notes. However, under newly effective SEC rules, information provided to a hired rating agency for the purpose of assigning or monitoring the ratings on the notes is required to be made available to each NRSRO in order to make it possible for such non-hired NRSROs to assign unsolicited ratings on the notes. An unsolicited rating could be assigned at any time, including prior to the Closing Date, and none of the issuer trustee, MEPM, ME Bank, the underwriters or any of their affiliates will have any obligation to inform you of any unsolicited ratings assigned after the date of this prospectus supplement. NRSROs, including the hired rating agencies, have different methodologies, criteria, models and requirements. If any non-hired NRSRO assigns an unsolicited rating on the notes, there can be no assurance that such rating will not be lower than the ratings provided by the hired rating agencies, which could adversely affect the market value of the notes and/or limit your ability to resell the notes. In addition, if MEPM fails to make available to the non-hired NRSROs any information provided to any hired rating agency for the purpose of assigning or monitoring the ratings on the notes, a hired rating agency could withdraw its ratings on the notes, which could adversely affect the market value of the notes and/or limit your ability to resell the notes.

●
The U.S. Securities and Exchange Commission may determine that one or both of the designated rating agencies no longer qualifies as a NRSRO for the purposes of the U.S. federal securities laws.  Any such determination may also adversely affect the market value of the notes and/or limit your ability to resell the notes.

Investment in the notes may not be suitable for all investors	●
The notes are not a suitable investment for any investor that requires a regular or predictable schedule of payments or payment on any specific date.  The notes are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment, and the interaction of these factors.

●
Mortgage backed securities, like the notes, usually produce more returns of principal to investors when market interest rates fall below the interest rates on the housing loans and produce less returns of principal when market interest rates rise above the interest rates on the housing loans.  If borrowers refinance their housing loans as a result of lower interest rates, noteholders will receive an unanticipated payment of principal.  As a result, if market interest rates are falling, noteholders are likely to receive more money to reinvest at a time when other investments generally are producing a lower yield than that on the notes and are likely to receive less money to reinvest when other investments generally are producing a higher yield than that on the notes.  Holders will bear the risk that the timing and amount of payments on the notes will prevent you from attaining the desired yield.

There is no way to predict the actual rate and timing of payments on pools of housing loans.  The timing of principal distributions on your notes is therefore uncertain, which may affect the yield on your investment
●
Set out below is a description of some circumstances in which the issuer trustee may receive early repayments of principal on the housing loans comprised in the assets of the fund, as a result of which the noteholders may receive repayments of principal on the notes earlier than would otherwise have been the case:

○
receipt by the issuer trustee from borrowers in respect of housing loans comprised in the assets of the fund of voluntary prepayments in excess of the scheduled payments required under the relevant housing loans;

	○	refinancing by mortgagors with other financiers;

	○	product enhancements which require the housing loan to be removed from the fund;

	○	receipt by the issuer trustee of enforcement proceeds due to a mortgagor having defaulted on its housing loan;

	○	receipt by the issuer trustee of insurance proceeds in relation to a claim under a mortgage insurance policy in respect of a housing loan;

	○	repurchase by another fund within the SMHL program as a result of a breach by ME Bank of certain representations, less the principal balance of any related substituted loan, if any;

	○	repurchase of the housing loans as a result of an optional termination or a redemption for taxation or other reasons;

	○	receipt of proceeds of enforcement of the security trust deed prior to the final maturity date of the notes.

●
The actual rate and timing of principal and interest payments on pools of housing loans varies among pools, and is influenced by a variety of economic, demographic, social, tax, legal and other factors, including prevailing market interest rates for housing loans and the particular terms of the housing loans.  Australian housing loans have features and options that are different from housing loans in the United States and Europe, and thus will have different rates and timing of payments from housing loans in the United States and Europe.  Moreover, it is not unusual for Australian borrowers to make voluntary prepayments of principal in significant amounts.  The reasons for voluntary prepayments include the absence of prepayment penalties under variable rate housing loans, Australia's strong home ownership ethos, the lack of tax deductibility for interest on housing loans used to purchase a primary residence under Australia's tax laws and the fact that certain housing loans allow the borrower to redraw prepaid funds. These factors could encourage borrowers to make payments in excess of the scheduled payments on their housing loans, and to make lump sum prepayments from time to time.

●
The funding of redraws [and top-up loans] in respect of the housing loans comprised in the assets of the fund may to some degree lessen the impact of early repayments of principal on the housing loans.

●
Each of the above factors makes it difficult to reliably predict the actual rate of prepayment of the housing loans or the rate and timing of payments of principal on your notes.  There is no guarantee that the actual rate of prepayment on the housing loans, or the actual rate of prepayments on the notes will conform to any model described in this prospectus supplement or any other model or that you will achieve the yield you expected on your investment in the notes.  If you bought your notes for more than their face amount, the yield on your notes will drop if principal payments on your notes occur at a faster rate than you expect.  If you bought your notes for less than their face amount, the yield on your notes will dropincrease if principal payments on your notes occur at a slower rate than you expect.  For further information with respect to the implications of prepayments on the housing loans, see "Prepayment and Yield Considerations in this prospectus supplement.

Prepayments on the housing loans may result in you not receiving your full interest payments	●
Under the terms of the housing loans, a borrower may make payments in excess of the regular repayments required under the housing loan agreement.  If, while a borrower has made a loan prepayment that is equal to or greater than the amount due on an installment due date, the borrower fails to make the regular repayment by the installment due date, the housing loan will not be determined to be delinquent.

●
If a prepayment is received on a housing loan during a Monthly Calculation Period, interest on the housing loan will cease to accrue on that portion of the housing loan that has been prepaid, starting on the date of prepayment.  The amount prepaid may be invested in investments that may earn a rate of interest lower than that paid on the housing loan.  If rate of interest on such investments is less than the rate under the relevant housing loan, the issuer trustee may not have sufficient funds to pay the full amount of interest due to you on the following relevant Monthly Payment Date.

●
If a significant number of borrowers make payments in excess of the regular repayments required under their housing loan agreements at the same time and the liquidity reserve and any principal draws under the Principal Collections Waterfall do not provide sufficient funds to cover interest payments on the housing loans that are not received, the issuer trustee may not have sufficient funds to pay you the full amount of interest on your notes.

If MEPM directs the issuer trustee to redeem the notes early, you could suffer losses and the yield on your notes could be lower than expected	●
MEPM may direct the issuer trustee to redeem the notes early as described under "Description of the Offered Notes—Final Maturity Date and the Manager's Option to Direct Call of the Notes" in this prospectus supplement.  If the aggregate Outstanding Principal Balance of any of the notes has been reduced by losses allocated against such notes which have not been reinstated and noteholders owning at least 75% of the aggregate Invested Amount of the notes calculated and expressed in the A$ Equivalent, by Extraordinary Resolution, consent to MEPM giving a direction to the issuer trustee in respect of the final maturity date in accordance with the procedure described under "Description of the Offered Notes—Final Maturity Date and the Manager's Option to Direct Call of the Notes" in this prospectus supplement, the issuer trustee, may on the direction of MEPM, redeem the notes at their Outstanding Principal Balance as of the date declared as the final maturity date, rather than their Invested Amount as of such date, and you may not fully recover your investment.  In addition, the early retirement of your notes will shorten their average lives and potentially lower the yield on your notes.

MEPM will not be permitted to direct the issuer trustee to redeem the notes early unless MEPM is satisfied that there will be sufficient monies available on the date to be declared as the final maturity date to discharge all amounts payable to all noteholders
●
MEPM will not be permitted to give a direction to the issuer trustee in respect of the final maturity date unless MEPM is satisfied (and so certifies to the issuer trustee and the note trustee) that there will be sufficient monies available on the date to be declared as the final maturity date to discharge the then Invested Amount (or, to the extent that noteholders owning at least 75% of the aggregate Invested Amount of the notes calculated and expressed in the A$ Equivalent, by Extraordinary Resolution, consent in accordance with the procedure described under "Description of the Offered Notes—Final Maturity Date and the Manager's Option to Direct Call of the Notes" in this prospectus supplement, the then Outstanding Principal Balance) of each note, together with all accrued and unpaid interest in respect of each note to (but excluding) the final maturity date, and any amounts which would be required under the security trust deed to be paid in priority or pari passu with the notes if the charge under the security trust deed were being enforced on that final maturity date.

Principal on any redraw funding facility notes [and top-up funding facility	●	If redraw funding facility notes [or top-up funding facility notes] are issued they will rank ahead of your notes with respect to payment of principal prior to enforcement of the

notes] will be paid before principal on your notes		charge under the security trust deed. As a result, the issuer trustee may not have enough funds to make full payments of principal due to you and you may suffer losses on your notes.

Un-reimbursed redraws [and top-up loans] will be paid before principal on your notes	●
Un-reimbursed redraws [and top-up loans] will rank ahead of your notes with respect to payment of principal prior to enforcement of the charge under the security trust deed.  As a result, the issuer trustee may not have enough funds to make full payments of principal due to you and you may suffer losses on your notes.

Credit enhancement may not be sufficient to absorb losses	●
Credit enhancement in the form of the Class B notes [and the Class AB notes] to the Class A notes is intended to absorb anticipated losses on the housing loans, but there can be no assurance that credit enhancement will be sufficient to absorb any or all actual losses on the housing loans comprised in the assets of the fund.

●
The amount of credit enhancement provided through the subordination of the Class B notes [and the Class AB notes] to the Class A notes is limited and could be depleted prior to the payment in full of the Class A notes.  If the Outstanding Principal Balance of the Class B notes [and the Class AB notes] is reduced to zero, you may suffer losses on your notes.

The availability of various support facilities with respect to payment on the notes will ultimately be dependent on the financial condition of ME Bank, [fixed-floating interest rate swap provider], [US$ currency swap provider], [Euro currency swap provider] and Genworth Financial Mortgage Insurance Pty Limited
●
ME Bank is acting as servicer, an originator and mortgage manager, [                          ] is acting as fixed-floating interest rate swap provider, [                            ] is acting as US$ currency swap provider, [[                            ] is acting as Euro currency swap provider] and Genworth Financial Mortgage Insurance Pty Limited is acting as a mortgage insurance provider with respect to [   ]% by aggregate Outstanding Principal Balance of the loans in the housing loan pool.  Accordingly, the availability of these various support facilities with respect to the notes will ultimately be dependent on the financial strength of ME Bank, [fixed-floating interest rate swap provider], [US$ currency swap provider], [Euro currency swap provider] and Genworth Financial Mortgage Insurance Pty Limited.  If any of these entities encounter financial difficulties which impede or prohibit the performance of their obligations under the various support facilities, the issuer trustee may not have sufficient funds to timely pay the full amount of principal and interest due on the notes.

There are limits on the amount of available liquidity to ensure payments of interest to you	●
If the Interest Collections during a relevant Monthly Calculation Period are insufficient to cover fees, expenses and interest payments due on the notes on the next relevant Monthly Payment Date, Principal Collections collected during the relevant Monthly Calculation Period may be used to cover these amounts.  If Principal Collections are not sufficient to cover the shortfall, the issuer trustee will draw funds from the cash collateral account.  In the event that there are not sufficient funds available in the cash collateral account, you may not receive a payment or allocation of interest on the relevant Monthly Payment Date, which will reduce the yield on your notes.

The mortgage insurance policies may not be available to cover losses on the housing loans	●
The mortgage insurance policies are subject  to some exclusions from coverage, limitations on coverage and rights of termination which are described under "The Mortgage Insurance Policies—Loss Coverage" and "—Exclusions" in this prospectus supplement.  Furthermore, Genworth Financial Mortgage Insurance Pty Limited is acting as a mortgage insurance provider with respect to [   ]% by aggregate Outstanding Principal Balance of the loans in the housing loan pool.  The availability of funds under the mortgage insurance policies will ultimately be dependent on the financial strength of Genworth Financial Mortgage Insurance Pty Limited.  Therefore, a borrower's payments that are expected to be covered by the mortgage insurance policies may not be covered because of these exclusions and limitations or because of financial difficulties impeding the mortgage insurer's ability to perform its obligations.  Moreover, a mortgage insurance provider may be unable or unwilling to perform obligations under a mortgage insurance policy or a mortgage insurance policy may be held unenforceable under applicable law.  If such circumstances arise the issuer trustee may not have enough money to make timely and full payments of principal and interest on your notes.

The proceeds from the enforcement of the security trust deed may be insufficient to pay amounts due to you	●
If the security trustee enforces the security interest on the assets of the fund after an event of default under the security trust deed, there is no assurance that the market value of the assets of the fund will be equal to or greater than the outstanding principal and interest due on the notes, or that the security trustee will be able to realize the full value of the assets of the fund.  The issuer trustee, MEPM, ME Bank, the security trustee, the Class A note trustee, the paying agents, the calculation agent, the Class A note registrar, the swap providers and other service providers will generally be entitled to receive the proceeds of any sale of the assets of the fund, to the extent they are owed fees and expenses, before you.   Consequently, the proceeds from the sale of the assets of the fund after an event of default under the security trust deed may be insufficient to pay you principal and interest in full.

Because book-entry registration will be used, you will not receive physical notes representing your notes and will be able to exercise your rights as a noteholder only through the relevant clearing agency
●
The notes will be delivered to you in book-entry form through the facilities of The Depository Trust Company, Euroclear and/or Clearstream, Luxembourg.  Consequently, your notes will not be registered in your name and you will not be recognized as a noteholder by the Class A note trustee. You will only be able to exercise the rights of a noteholder indirectly through the relevant clearing agency and its participating organizations.  Specifically, you may be limited in your ability to resell the notes to a person or entity that does not participate in the relevant clearing system.

	●	You will not receive physical notes, except in limited circumstances. This could:

○
cause you to experience delays in receiving payments on the notes because the principal paying agent will be sending distributions on the notes to the relevant clearing agency instead of directly to you;

		○	limit or prevent you from using your notes as collateral; and

		○	hinder your ability to resell the notes or reduce the price that you receive for them.

Voting Secured Creditors must act to effect enforcement of the charge under the security trust deed	●
Following the occurrence of an event of default under the security trust deed, to commence enforcement of the security trust deed the Voting Secured Creditors must act by Extraordinary Resolution to direct the security trustee to take one or more of the following actions:

		○	declare the Secured Moneys (including the notes) immediately due and payable;

		○	appoint a receiver over the charged property;

		○	instruct the security trustee to sell and realize the charged property; or

		○	take such other action as they may specify.

Such an Extraordinary Resolution generally requires either (i) the approval of 75% of Voting Secured Creditors casting votes at a duly convened meeting of Voting Secured Creditors holding in aggregate 67% or more of the then Secured Moneys calculated and expressed in the A$ Equivalent or (ii) a written consent by all the Voting Secured Creditors.

The security trustee is not required to act in relation to the enforcement of the charge unless it is indemnified by the Voting Secured Creditors in a manner reasonably satisfactory to the security trustee.  If the Voting Secured Creditors have not by Extraordinary Resolution directed the security trustee, enforcement will not occur and the priority of payments will not shift to the priorities under the Post-Enforcement Waterfall (see "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed" in the base prospectus), unless the security trustee determines to take action in the absence of directions from the Voting Secured Creditors.

Risks Relating to the Housing Loans

A decline in Australian economic conditions may lead to losses on your notes	●
If the Australian economy were to experience a decline in economic conditions, a substantial increase in interest rates, a sharp fall in property values or any combination of these factors, delinquencies or losses on the housing loans may increase, which may cause delays in payment and/or losses on your notes.

Consumer protection laws may affect the timing or amount of interest or principal payments to you	●
Borrowers may attempt to make a claim to a court requesting changes in the terms and conditions of their housing loans or compensation or penalties from the issuer trustee for breaches of any legislation relating to consumer credit.  If requested, the court may, in some circumstances, order a change to the terms of the borrower's housing loan.  If there is a breach of legislation in relation to consumer credit, in the circumstance that a borrower or its guarantor has made an application to the court and the court imposes a penalty which is payable by the lender in relation to a housing loan, that penalty is a debt due by the lender and may be set off by the borrower against any amount that is due or becomes due for payment under the borrower's housing loan.  Any of these circumstances may result in a delay or decrease in the amount of payments to you.

●
The issuer trustee may be subject to the penalties and compensation provisions of the applicable consumer protection laws.  To the extent that the issuer trustee is unable to recover any such liabilities under the consumer protection laws from ME Bank, the assets of the fund will be used to indemnify the issuer trustee prior to payments to you.  This may delay or decrease the amount of collections available to make payments to you.

Losses and delinquent payments on the housing loans may affect the return on your notes	●
If borrowers fail to make payments of interest and principal under the housing loans when due and the credit enhancement described in the base prospectus and this prospectus supplement is not sufficient to protect your notes from the borrowers' failure to pay, then the issuer trustee may not have sufficient funds to make full payments of interest and principal due on your notes.  Consequently, the yield on your notes could be lower than you expect and you could suffer losses on your notes.

	●	A wide variety of factors of a legal, economic, political or other nature could affect the performance of borrowers in making payments of principal and interest on the housing loans.  In particular, if interest rates increase significantly, borrowers may experience distress and an increase in default rates on the housing loans may result.  Under the National Credit Code (which replaced the Consumer Credit Code from July 1, 2010), among other remedies, a court may order a housing loan to be varied on the grounds of hardship or that it is an unjust contract.  See "Legal Aspects of the Housing Loans—National Credit Code" in the base prospectus.  Any such variance may reduce the principal or interest payable under a particular housing loan.

Enforcement of the housing loans may cause delays in payment and losses	●
Substantial delays could be encountered in connection with the liquidation of a housing loan, which could impact the timing of payments to you on your notes, to the extent those delays are not covered by timely payment cover under a mortgage insurance policy, where applicable, and as a consequence the yield on your notes could be lower than you expect.

●
If the proceeds of the sale of a mortgaged property, net of preservation and liquidation expenses, are less than the amount due under the related housing loan, the issuer trustee may not have enough funds to make full payments of interest and principal due to you, unless the difference is covered under a mortgage insurance policy.

The delinquency and loss experience of the housing loans comprised in the assets of the fund may be higher than historical rates on similar assets	●
There can be no assurance that the delinquency and loss experience set forth in the Static Pool Information referenced in "Description of the Pool of Housing Loans—Static Pool Information" in this prospectus supplement will be representative of the results that may be experienced with respect to the housing loans comprising the housing loan pool for the fund.  The Static Pool Information represents the delinquency and loss experience for each pool of housing loans securitized by MEPM during the last five years for each of the periods presented, whereas the aggregate delinquency and foreclosure experience on the housing loan pool held by the fund will depend on the results obtained over the life of the housing loan pool.  In addition, the Static Pool Information may include housing loans with a variety of payment and other characteristics that may not correspond to those of the housing loans comprising the housing loan pool of the fund.  The Static Pool Information was affected by a number of variables that are likely to differ in the future and accordingly there can be no assurance that the delinquency and net loss information presented in the Static Pool Information will reflect the actual experience with respect to the housing loans to be transferred to the fund.  In particular, a decline in Australian economic conditions, a substantial increase in interest rates, a sharp fall in property values or any combination of these factors may result in obligors failing to make payments when due under a housing loan, which may result in increased delinquency and default rates in respect of the housing loans and cause delays in payment and/or losses on your notes. Noteholders will bear the investment risk resulting from the delinquency and loss experience of the housing loans.

The concentration of housing loans in specific geographic areas may increase the possibility of loss on your notes	●
If the fund contains a high concentration of housing loans secured by properties located within a single state or region within Australia, any deterioration in the real estate values or the economy of any of those states or regions could result in higher rates of delinquencies, foreclosures and loss than expected on the housing loans.  In addition, these states or regions may experience natural disasters, which may not be fully insured against and which may result in property damage and losses on the housing loans.  These events may in turn have a disproportionate impact on funds available to the fund, which could cause you to suffer losses.  [Concentrations material to an individual offering will be disclosed].

Risks Relating to MEPM and ME Bank

The termination of the mortgage origination and management agreement, under which ME Bank is appointed as servicer, an originator and mortgage manager, may impact payments on your notes	●
The mortgage origination and management agreement, under which ME Bank is appointed as servicer, an originator and mortgage manager, may be terminated in certain circumstances which are outlined in "Description of the Transaction Documents—The Mortgage Origination and Management Agreement— Termination of the Mortgage Origination and Management Agreement" in the base prospectus.  If the mortgage origination and management agreement is terminated, Perpetual Corporate Trust Limited will serve as back up servicer for the fund pursuant to the standby servicing agreement.  Under the standby servicing agreement, upon the termination of the mortgage origination and management agreement, the back up servicer will be deemed a party to the mortgage origination and management agreement and will be bound by the applicable terms of, and obliged to perform the duties of the servicer under mortgage origination and management agreement until, subject to the occurrence of certain other events, the appointment of a replacement servicer under the mortgage origination and management agreement.  See "Description of the Transaction Documents—The Mortgage Origination and Management Agreement— Back Up Servicer" in the base prospectus.

●
If the back up servicer is unable to locate a suitable replacement servicer, the back up servicer must act as the substitute servicer, and will continue to act in this capacity until a suitable replacement servicer is found.  If the back up servicer is required to act as the servicer, the processing of payments on the housing loans and information relating to Collections could be delayed.  This could cause payments on your notes to be delayed and/or result in reductions in the interest and principal payments on your notes.

In the event that ME Bank breaches its representations and warranties to the issuer trustee in relation to the housing loans, the issuer trustee's remedies are limited and you may suffer a loss on your notes
●
In connection with each transfer of housing loans to the fund, ME Bank will give certain representations and warranties as at the Closing Date (and on each date that a substitute housing loan is transferred to the fund, with respect to such substituted housing loan(s)), by reference to the facts and circumstances then existing, to the issuer trustee, in its capacity as trustee of the fund, and MEPM.  See "Description of the Pool of Housing Loans—Representations and Warranties Regarding the Housing Loans" in this prospectus supplement and "Description of the Assets of a Fund—Representations and Warranties Regarding the Housing Loans" in the base prospectus.

●
The issuer trustee has not investigated or made any inquiries regarding the accuracy of the representations and warranties.  Under the mortgage origination and management agreement, the issuer trustee is under no obligation to test the truth of the representations and warranties and is entitled to rely entirely upon the representations and warranties being correct unless it is actually aware of any breach.

●
If MEPM determines that any representation or warranty given by ME Bank in the bond issue confirmation certificate with respect to a mortgage forming part of the assets of a fund is false or misleading, MEPM must request the trustee of another fund created under the master trust deed, and upon such request, the trustee of that other fund will be obliged to (at the election of MEPM):

	○	repurchase the mortgage from the fund;

	○	repurchase the mortgage from the fund and substitute a mortgage for inclusion in the assets of the fund; or

	○	substitute a mortgage for inclusion in the assets of the fund,

in each case, in accordance with the provisions with respect to the substitution of housing loans detailed under the "Description of the Pool of Housing Loans—Substitution of Housing Loans" in the base prospectus, within 120 days after the execution of a bond issue confirmation certificate in which representations and warranties with respect to the housing loans are given by ME Bank.

●
In addition, ME Bank has agreed to indemnify the issuer trustee and MEPM for any damages, claims, losses, costs and expenses incurred by the issuer trustee or MEPM as a result of any one of the representations and warranties given by ME Bank being incorrect when given.  If a representation and warranty as to the housing loans is discovered to be false or misleading when given at any time after the date 120 days after the execution of a relevant bond issue confirmation certificate, such indemnity is the only express remedy available to the issuer trustee in respect of such breach.  If ME Bank fails to pay damages in respect of any housing loans as to which the representations and warranties have been breached, or the amount of such damages is not sufficient to compensate the issuer trustee for such breach, including in a case where ME Bank is experiencing financial difficulties, you may suffer a loss on your notes.

●
The issuer trustee will also have the option to sue for damages for breach.  The cost of pursuing any such judicial remedies will be paid from the fund in priority over payments to the noteholders.  The pursuit of such judicial remedies may delay payment or cause losses on your notes.

Replacement of an affiliated entity or entities of ME Bank in any capacity under this transaction could require replacement of such entity or entities in other capacities, which could adversely affect the noteholders
●
Affiliates of ME Bank act in various capacities in this transaction, including MEPM, as depositor, sponsor, manager of the fund and manager of SMHL Origination Fund No. 3, ME Bank, as servicer, an originator and mortgage manager, and [Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1,] as income unitholder and residual capital unitholder of the fund.  See also "Affiliations and Certain Relationships and Related Transactions" in this prospectus supplement.  There can be no assurance that if any affiliated entity of ME Bank must be replaced in respect of any one of these capacities, it will not also be necessary to replace such entity in any other capacity or any other affiliated entity or entities of ME Bank in any of its other capacities.  There can be no assurance that replacing any affiliates of ME Bank in various capacities at the same time will not result in any adverse consequences to noteholders.

MEPM's ability to set the interest rate on variable rate housing loans may lead to increased delinquencies or prepayments	●
The interest rates on the variable rate housing loans are not tied to an objective interest rate index, but are set at the sole discretion of MEPM, subject to the threshold rate established under the supplementary bond terms notice relating to the notes.  If MEPM increases the interest rates on the variable rate housing loans, borrowers may be unable to make their required payments under the housing loans, and accordingly, may become delinquent or may default on their payments.  In addition, if the interest rates are raised above market interest rates, borrowers may refinance their loans with another lender to obtain a lower interest rate.  This could cause higher rates of principal prepayment than you expected and affect the yield on your notes.

The features of the housing loans may change, which could affect the timing and	●
The features of the housing loans as described under "Description of the Pool of Housing Loans—Features of the Housing Loans" in this prospectus supplement and "Superannuation Members' Home Loans Residential Loan

amount of payments to you
Program—SMHL Product Types" in the base prospectus, including their interest rates, may be changed by MEPM, either on its own initiative or, where they are offered, at a borrower's request.  As a result of these changes and borrower's payments of principal, the concentration of housing loans with specific characteristics is likely to change over time, which may affect the timing and amount of payments you receive.  See "Description of the Pool of Housing Loans—Features of the Housing Loans" in this prospectus supplement and "Superannuation Members' Home Loans Residential Loan Program—Special Features of the Housing Loans" in the base prospectus.

●
If MEPM changes the features of the housing loans or fails to offer desirable features offered by its competitors, borrowers may elect to refinance their loan with another lender to obtain more favorable features.  In addition, the housing loans included in the fund are not permitted to have some features.  At the present time MEPM does not expect to agree to add features to the housing loans that currently are not permitted.  However, if MEPM agrees to add one of these features to a housing loan that is part of the fund, in effect the housing loan will be repaid and a new housing loan will be written which will not form part of the assets of the fund.  The refinancing or removal of housing loans could cause you to experience higher rates of principal prepayment than you expected, which could affect the yield on your notes.

MEPM's right to terminate the Ultimate Accounts may lead to increased principal payments	●
Under the terms of each housing loan, MEPM has the right to terminate the provisions of the redraw funding facility and therefore the use of the Ultimate Accounts (as described under "Superannuation Members' Home Loans Residential Loan Program—Special Features of the Housing Loans—Ultimate Accounts" in the base prospectus).  This could occur if SMHL Origination Fund No. 3 should be in default of its contractual obligations under the redraw funding facility or the fund does not have, through the application of prepayments of principal, the financial resources to meet the redraws requested via the Ultimate Accounts.  Therefore, the borrower may seek to refinance their loan with another lender to obtain access to a program with features similar to that of the Ultimate Account which is no longer available to them.  This could lead to higher principal prepayments than you expected and affect the yield on your notes.

ME Bank may waive fees or rights in respect of the housing loans, which could affect the timing and amount of payments to you	●
Subject to the standards for servicing set forth under "Description of the Transaction Documents—The Mortgage Origination and Management Agreement—Management and Servicing of Mortgages" in the base prospectus, ME Bank may, among other things, by following criteria agreed with MEPM from time to time, waive any fees and break costs which may be collected in the ordinary course of servicing the housing loans or arrange the rescheduling of interest due and unpaid following a default under any housing loans, or waive any right in respect of the housing loans and mortgages in the ordinary course of servicing the housing loans and mortgages.  Any such waivers or rescheduling may affect the timing and amount of payments you receive.

MEPM may elect to purchase housing loans from the fund in connection with substitutions of housing loans for breaches of representations with respect to other funds in the SMHL program	●
If MEPM determines that a representation or warranty by ME Bank in the bond issue confirmation certificate with respect to a mortgage forming part of another fund in the SMHL program is false or misleading, MEPM may request the trustee of such other fund to purchase a substitute housing loan from the fund within 120 days after the execution of the bond issue confirmation certificate in respect of the fund's pool of housing loans.  Whether MEPM directs the issuer trustee to substitute a housing loan from the fund will depend on the relevant circumstances at the time the representation or warranty is found to be false or misleading.  Generally, it is anticipated that MEPM would determine to source the purchase of a substitute housing loan from SMHL Origination Fund No. 3, SMHL Warehousing Trust 2004-1 or [SMHL                    [Fund] [Trust] [    ]-[ ]].  If MEPM determines to source a purchase of a substitute housing loan from the fund, the purchase from the fund would operate similarly to a prepayment of the respective housing loan.

Risks Relating to the Swaps

The termination of any of the fixed-floating interest rate swaps may subject you to losses from interest rate fluctuations	●
To provide a hedge against the fixed interest rates payable on the fixed rate housing loans and the floating rate of interest payable by the issuer trustee under each currency swap and on the Australian dollar-denominated notes, the issuer trustee will exchange payments to the relevant fixed-floating interest rate swap provider calculated by reference to the fixed rate of interest designated in the relevant fixed-floating interest rate swap for variable rate payments from such fixed-floating interest rate swap provider based on the Bank Bill Rate.  If a fixed-floating interest rate swap provider fails to perform its obligations or a fixed-floating interest rate swap is terminated, noteholders will be exposed to the risk that:

		○	the issuer trustee will not be able to enter into a replacement fixed-floating interest rate swap; and

		○	to the extent that the floating rates of interest payable on the notes are greater than the discretionary fixed rates set on the fixed rate housing loans and the floating rates set on the floating rate housing loans in the housing loan pool, the issuer trustee may not receive sufficient funds to make payments on the notes when due.

The termination of any of the fixed-floating interest rate swaps may subject your notes to losses due to interest rate fluctuations.

Overhedging could necessitate the unwinding of fixed-floating interest rate swaps at a cost to the fund, which may affect the return on your notes	●
The entry into fixed-floating interest rate swaps in relation to fixed rate housing loans will expose the fund to the risk of overhedging.  Overhedging may occur if repayment rates on underlying fixed rate housing loans are higher than expected, potentially creating a differential between the principal amount under the fixed-floating interest rate swaps and the Outstanding Principal Balance of the relevant housing loans.  In some cases, this could necessitate the unwinding of fixed-floating interest rate swaps at a cost to the fund, which may result in a delay or decrease in the amount of payments to you and affect the yield on your notes.  It is, however, the intention of MEPM that such costs would be considered in subsequent resetting of the lending rates on the housing loans.

The currency risk relating to any failure by the US$ currency swap provider to perform its obligations under the US$ currency swap or the termination of the US$ currency swap will be borne exclusively by the holders of the Class A[ ] notes [and the currency risk relating to any failure by the Euro currency swap provider to perform its obligations under the Euro currency swap or the termination of the Euro currency swap will be borne exclusively by the holders of the Class A[ ] notes]
●
Under the US$ currency swap, the US$ currency swap provider will exchange Australian dollar obligations for U.S. dollars, and in the case of interest, amounts calculated by reference to the Benchmark Rate for amounts calculated by reference to LIBOR.  [Under the Euro currency swap, the Euro currency swap provider will exchange Australian dollar obligations for Euros, and in the case of interest, amounts calculated by reference to the Benchmark Rate for amounts calculated by reference to EURIBOR.

●
If the US$ currency swap provider fails to perform its obligations under the US$ currency swap or if the US$ currency swap is terminated, the Class A[ ] noteholders will be exposed to the risk that the issuer trustee will not be able to enter into a replacement currency swap prior to the next Quarterly Payment Date and, accordingly, may not be able to make U.S. dollar payments when due in accordance with the Interest Collections Waterfall and the Principal Collections Waterfall.  [If the Euro currency swap provider fails to perform its obligations under the Euro currency swap or if the Euro currency swap is terminated, the Class A[ ] noteholders will be exposed to the risk that the issuer trustee will not be able to enter into a replacement currency swap prior to the next Quarterly Payment Date and, accordingly, may not be able to make Euro payments when due in accordance with the Interest Collections Waterfall and the Principal Collections Waterfall.]  See "Description of the Offered Notes—Interest Collections—Interest Collections Waterfall" and "—Principal Collections—Principal Collections Waterfall” in

this prospectus supplement.

●
Similarly, if the ratings of a currency swap provider are reduced below certain levels prescribed by the rating agencies, the relevant currency swap provider will be required to assign its rights and obligations under the relevant currency swap to a replacement currency swap provider, post collateral and/or make other arrangements satisfactory to the designated rating agencies within certain grace periods. The relevant currency swap may be terminated if such currency swap provider fails to do so.  See "Description of the Transaction Documents—The Currency Swap[s]—Currency Swap Provider Downgrade" in this prospectus supplement.

●
If a currency swap is terminated or a currency swap provider fails to perform its obligations (whether following a ratings downgrade or otherwise) under the relevant currency swap, there is no assurance that the issuer trustee would be able to enter into a replacement currency swap, particularly in the limited timeframe available before the next Quarterly Payment Date.

●
Unless a termination payment under the US$ currency swap in an amount of U.S. dollars sufficient to pay interest and principal payable on the Class A[ ] notes is payable to the issuer trustee and is actually paid in a timely manner [and/or a termination payment under the Euro currency swap in an amount of Euros sufficient to pay interest and principal payable on the Class A[ ] notes is payable to the issuer trustee and is actually paid in a timely manner], the issuer trustee may not be able to make payment in full of U.S. dollar amounts due on the Class A[ ] notes [and/or Euro amounts due on the Class A[ ] notes, as applicable,] on the following Quarterly Payment Date. Continuance of such failure to pay amounts due in respect of the Class A[ ] notes [and/or the Class A[ ] notes] in full for 10 Banking Days will give rise to an event of default under the security trust deed.

●
Neither the issuer trustee nor the principal paying agent are permitted to enter into spot exchanges in the foreign exchange market.  For further information with respect to pre-enforcement payments and allocations in respect of interest and principal, see "Description of the Offered Notes—Interest Collections—Interest Collections Waterfall" and "—Principal Collections—Principal Collections Waterfall” in this prospectus supplement.  The security trustee is permitted to enter into spot exchanges in the foreign exchange market only following an event of default under the security trust deed which has resulted in enforcement of the charge and declaration of the Secured Moneys immediately due and payable on demand.  See generally "Description of the Transaction Document—The Security Trust Deed—Priorities under the Security Trust

Deed" in this prospectus supplement.

●
Following enforcement of the charge under the security trust deed and the declaration of the Secured Moneys immediately due and payable on demand, to the extent that the US$ currency swap is not in full force and effect, the security trustee may have to exchange its Australian dollars for U.S. dollars, and its Benchmark Rate obligations for LIBOR obligations, at an exchange rate that does not provide sufficient U.S. dollars to make payments to Class A[ ] noteholders in full as compared to when a US$ currency swap had been in place.  This may occur if the U.S. dollar appreciates in value against the Australian dollar or if the spread between LIBOR and the Benchmark Rate increases. Either occurrence may result in an allocation of Australian dollars in respect of amounts payable on the Class A[ ] notes producing, upon conversion to U.S. dollars at the rate of exchange at which U.S. dollars are able to be acquired in the spot foreign exchange market, a lesser amount of U.S. dollars than would otherwise be the case if payments were made under the US$ currency swap, which could result in losses to the Class A[ ] noteholders. [Similarly, if, following enforcement, the Euro currency swap is not in full force and effect, the security trustee may have to exchange its Australian dollars for Euros, and its Benchmark Rate obligations for EURIBOR obligations, at an exchange rate that does not provide sufficient Euros to make payments to Class A[ ] noteholders in full as compared to when a Euro currency swap had been in place, such as where the Euro appreciates in value against the Australian dollar or the spread between EURIBOR and the Benchmark Rate increases. Such an event may result in an allocation of Australian dollars in respect of amounts payable on the Class A[ ] notes producing, upon conversion to Euros at the rate of exchange at which Euros are able to be acquired in the spot foreign exchange market, a lesser amount of Euros than would otherwise be the case if payments were made under the Euro currency swap, which could result in losses to the Class A[ ] noteholders.]

●
Following enforcement of the charge under the security trust deed and the declaration of the Secured Moneys immediately due and payable on demand, Australian dollar amounts payable in respect of Secured Moneys (denominated in U.S. dollars) owing on the Class A[ ] notes[, Secured Moneys (denominated in Euros) owing on the Class A[ ] notes] [and] [Secured Moneys owing on the Class A[ ] notes] will be paid pari passu and rateably.  If the US$ currency swap [and/or the Euro currency swap] is not in full force and effect at the time of any payment following enforcement of the charge in accordance with the priorities set out in "Description of the Transaction Document—The Security Trust Deed—Priorities under the Security Trust Deed" in this prospectus supplement, the security trustee will convert Australian dollars payable in respect of Secured Moneys (denominated in U.S. dollars) owing on the Class A[ ] notes to U.S. dollars [and/or Australian dollars payable in respect of Secured Moneys (denominated in Euros) owing on the Class A[ ] notes to Euros] at the rate of exchange at which U.S. dollars [and/or Euros, as applicable,] are able to be acquired in the spot foreign exchange market.  Exchange of Australian dollar allocations in respect of Secured Moneys owing on the Class A[ ] notes [and/or Secured Moneys owing on the Class A[ ] notes] at the spot rate of exchange may produce a lesser amount of U.S. dollars [and/or Euros, as applicable,] than would otherwise be the case if payments were made under the US$ currency swap [or Euro currency swap, as applicable,] and result in insufficient U.S. dollars [and/or Euros] to make payments of Secured Moneys to Class A[ ] noteholders [and/or Class A[ ] noteholders] in full.  For further information with respect to the calculation of amounts payable in respect of Secured Moneys owing on the Class A[ ] notes [and the Class A[ ] notes], see "Description of the Transaction Document—The Security Trust Deed—Priorities under the Security Trust Deed—Conversion of U.S. Dollar-Denominated Secured Moneys into Australian Dollars", "—Payments in U.S. Dollars", "—Conversion of Euro-Denominated Secured Moneys into Australian Dollars" and "—Payments in Euros" in this prospectus supplement.

●
Following enforcement of the charge under the security trust deed and the declaration of the Secured Moneys immediately due and payable on demand, payments in respect of any Secured Moneys (denominated in U.S. dollars) remaining owing on the Class A[ ] notes as a result of the exchange of Australian dollar amounts payable in respect of Secured Moneys owing on the Class A[ ] notes at the spot rate of exchange rather than the US$ Exchange Rate set under the US$ currency swap [and payments in respect of any Secured Moneys (denominated in Euros) remaining owing on the Class A[ ] notes as a result of the exchange of Australian dollar amounts payable in respect of Secured Moneys owing on the Class A[ ] notes at the spot rate of exchange rather than the Euro Exchange Rate set under the Euro currency swap] will be paid only after payment in full of [the Secured Moneys (denominated in Australian dollars) owing on the Class A[ ] notes and] the Secured Moneys owing to enhancement providers, non-defaulting fixed-floating interest rate swap providers and currency swap providers, redraw facility providers[, top-up funding facility providers] and MEPM (see paragraphs (g) and (h) of the Post-Enforcement Waterfall under "Description of the Transaction Document—The Security Trust Deed—Priorities under the Security Trust Deed" in this prospectus supplement).  To the extent that sufficient Australian dollar amounts are not available following payments to such Secured Creditors to make additional payments in respect of Secured Moneys (denominated in U.S. dollars)

remaining owing to the Class A[ ] noteholders [and additional payments in respect of Secured Moneys (denominated in Euros) remaining owing to the Class A[ ] noteholders] in respect of any exchange rate differential arising as a result of application of the spot rate, Class A[ ] noteholders [and Class A[ ] noteholders] may suffer losses on their notes.

Any termination payments required to be made on a fixed-floating interest rate swap or a currency swap may adversely affect the payment of interest and principal on your notes	●
If the issuer trustee is required to make a termination payment to a fixed-floating interest rate swap provider upon the termination of a relevant fixed-floating interest rate swap or to a currency swap provider upon the termination of a relevant currency swap, as the case may be, prior to enforcement of the charge under the security trust deed and the declaration of the Secured Moneys immediately due and payable on demand, the issuer trustee, on the direction of MEPM, will make certain termination payments to a fixed-floating interest rate swap provider or a currency swap provider, as the case may be, pari passu with payments of interest on the Class A notes (see paragraphs (d) and (r) of the Interest Collections Waterfall under "Description of the Offered Notes—Interest Collections—Interest Collections Waterfall" in this prospectus supplement).

●
Following enforcement of the charge under the security trust deed and the declaration of the Secured Moneys immediately due and payable on demand, certain termination payments will be made pari passu with payments to the holders of the Class A notes (in respect of Secured Moneys remaining outstanding after application of any termination proceeds received under any currency swap) pursuant to paragraph (g) of the Post-Enforcement Waterfall (see paragraphs (d) and (m) of the Post-Enforcement Waterfall under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed" in this prospectus supplement).

●
Thus, if the issuer trustee is required to make a termination payments under the swaps, there may not be sufficient funds available on a relevant Monthly Payment Date to pay or allocate interest on your notes, and the principal on the notes may be repaid slower than you expected or may not be repaid in full.

Risks Relating to Certain Conflicts of Interests

Conflicts of interests of certain parties to the transaction could adversely affect the value of and return on your notes	●
MEPM, ME Bank and certain of the parties to the transaction, including, without limitation, Perpetual Limited, Perpetual Trustee Company Limited, P.T. Limited, the underwriters [[and] [identify any other relevant material parties to related to the mortgage backed securities], may effect transactions in which they may have, directly or indirectly, a material interest or a relationship with another party to such transaction or a related transaction, which may involve a potential conflict with an existing contractual duty to the issuer trustee under this offering, or with another transaction party, including a noteholder, and could adversely affect the value and return of the notes.  For a description of certain relationships between parties to the transaction and related transactions, see "Affiliations and Certain Relationships and Related Transactions".

You may suffer losses because you have limited control over actions of the fund and conflicts with other noteholders	●	Certain events under the transaction documents may occur if they are approved by:
○
an Extraordinary Resolution of the Voting Secured Creditors, which requires either (i) the approval of 75% of the Voting Secured Creditors casting votes at a duly convened meeting of Voting Secured Creditors holding in aggregate 67% or more of the then Secured Moneys calculated and expressed in the A$ Equivalent or (ii) a written consent by all the Voting Secured Creditors; or

○
in the case of relevant events affecting the Class A notes (other than any A$ denominated Class A notes), by 75% of the aggregate Invested Amount of the relevant affected class or classes of notes calculated and expressed in the A$ Equivalent.

See, e.g., "Description of the Transaction Documents—The Security Trust Deed—Enforcement of the Charge" and "Description of the Offered Notes—Voting and Consent of Noteholders" in the base prospectus.

●
A proposed alteration, addition or modification to the master trust deed or the supplementary bond terms notice relating to the notes, where the issuer trustee deems the amendment desirable for other than a technical or corrective reason, may only be effected by the issuer trustee upon an Extraordinary Resolution of the holders of notes of each class which in the opinion of the issuer trustee is likely to be prejudiced by such amendment.  See "Description of the Transaction Documents—Amendments to the Master Trust Deed and the Supplementary Bond Terms Notices" in the base prospectus.

●
The security trustee is not required to take any steps to enforce the charge under the security trust deed unless the Voting Secured Creditors have passed an Extraordinary Resolution directing it to take action with respect to an event of default under the security trust deed.

●
The issuer trustee may not, and MEPM will not direct the issuer trustee to, terminate the currency swaps without the prior written consent of the Class A note trustee.  A requirement of such consent is an Extraordinary Resolution of the Class A[ ] noteholders [and Class A[ ]

noteholders] directing such termination.

●
Those investors approving an Extraordinary Resolution as set forth above may have different interests from you and will not be required to consider the effect of such an Extraordinary Resolution on your notes.

Risks Relating to Certain Legal Aspects of the Transaction

Class A[ ] noteholders [and Class A[ ] noteholders] must enforce through the Class A note trustee	●
Under the terms of the security trust deed, generally only the Class A note trustee is authorized to institute litigation to enforce the contractual obligations of the issuer trustee and MEPM to the Class A[ ] noteholders [and the Class A[ ] noteholders].  The ability of the Class A[ ] noteholders [and the Class A[ ] noteholders] to take enforcement action is generally limited under the security trust deed to the right to adopt an Extraordinary Resolution directing the security trustee to take an action or bring a proceeding.   No Class A[ ] noteholder [or Class A[ ] noteholder] is entitled to proceed directly against the issuer trustee, MEPM, as manager of the fund, the Class A note trustee or security trustee in respect of the fund or the assets of the fund.

Because MEPM and the issuer trustee are Australian entities, there remains uncertainty as to the enforceability of judgments obtained by holders of the offered notes in U.S. courts by Australian courts
●
MEPM, an Australian non-listed public company incorporated with limited liability, and the issuer trustee, Perpetual Limited, which is an Australian listed public company incorporated with limited liability, have agreed to submit to the jurisdiction of New York state courts and the federal court of the United States located in the Southern District of New York for the purposes of any suit, action or proceeding arising out of the offering of the offered notes.  Generally, a final and conclusive judgment obtained by noteholders in U.S. courts would be recognized and enforceable against MEPM or the issuer trustee, or their respective directors, officers or employees, as the case may be, in the relevant Australian court without reexamination of the merits of the case.  However, because of the foreign location of MEPM and the issuer trustee and their directors, officers and employees (and their respective assets), it may be difficult for noteholders to effect service of process over these persons or to enforce against them judgments obtained in U.S. courts based upon the civil liability provisions of the U.S. federal securities laws.  See "Enforcement of Foreign Judgments in Australia" in the base prospectus.

The transaction documents are governed by Australian law and legal proceedings to enforce the transaction documents may be brought in Australia	●
Each of the transaction documents is governed by the laws of the New South Wales and the parties to the transaction documents have agreed, and the noteholders (including the Class A[ ] noteholders [and the Class A[ ] noteholders] are deemed to have agreed, to the [non-exclusive] jurisdiction of the courts of New South Wales with respect to legal actions arising under the transaction documents and have waived, or are deemed to have waived, any objection to such a proceeding on the grounds that it is brought in an inconvenient forum.

●
Although the note trust deed is also governed by the laws of the New South Wales, the parties to the note trust deed have agreed, and the Class A[ ] noteholders [and the Class A[ ] noteholders] are deemed to have agreed, to the [non-exclusive] jurisdiction of the courts of New South Wales [and to the [non-exclusive] jurisdiction of the courts of the state of New York] for actions relating to the note trust deed and have waived, or are deemed to have waived, any objection to such any proceeding on the grounds that it is brought in an inconvenient forum.

●
To enforce a U.S. judgment against MEPM, including any judgment based upon the civil liability provisions of the United States federal securities laws, it may be necessary to bring an action to enforce the judgment in Australia.  See "Risk Factors—Risks Relating to Certain Legal Aspects of the Transaction—Because MEPM and the issuer trustee are Australian entities, there remains uncertainty as to the enforceability of judgments obtained by holders of the offered notes in U.S. courts by Australian courts" in this prospectus supplement.

The new personal property security regime to be introduced in May 2011 may affect the issuer trustee's security in relation to the housing loans or the security trustee's charge over the assets of the fund
●
A new personal property security regime will shortly commence operation throughout Australia.  It is currently anticipated that the Personal Property Securities Act 2009 (Cth) ("PPS Act"), which will implement the new regime, will take effect from May 2011, though the starting date could be deferred. The PPS Act will implement a single national Australian law establishing a new national register for personal property securities ("PPS").  Personal property includes most classes of property other than land.  The PPS Act will regulate the creation of a security interest, the priority of competing security interests (and other interests), the extinguishment of security interests in certain circumstances and the enforcement of security interests.

●
A person who holds a security interest under the PPS Act will need to register (or otherwise perfect) the security interest in order to protect its priority over competing interests (and in some cases, to preserve the security interest on the insolvency of the grantor).

●
A draft of the regulations to be made under the PPS Act (the "Draft Regulations") and a commentary on those Draft Regulations were released in April 2010.  The Draft Regulations stipulate which interests are within the scope of the PPS Act and, as currently drafted, provide that the PPS Act will apply to "mortgage-backed securities" within the meaning of section 286 of the Duties Act 2001 (Qld), a wide, non-jurisdictional definition.  Under the PPS Act, the assignment of the housing loans may constitute a security interest, whether or not it secures payment or performance of an obligation, and the issuer trustee may need to register a financing statement in respect of each assignment of housing loans to the fund in order to perfect the issuer trustee's security interest in the housing loans. The issuer trustee may also need to register a financing statement during the transitional period in respect of each assignment of housing loans to the fund that occurred prior to the commencement of the PPS Act. The transitional period runs for two years following the commencement of the PPS Act.

●
[The legislative and regulatory framework for implementing the PPS scheme is not yet finalized.  This commentary assumes that the Personal Property Securities (Corporations and Other Amendments) Bill 2010 (Cth), which amends the PPS Act, and the Draft Regulations will be enacted in the form existing as at the date of this prospectus supplement and that no further amendments will be made to the PPS Act.]

A determination that any terms in the housing loans are unfair under the new Australian Consumer Law could result in the housing loans not being repaid as expected and adversely affect the yield on your notes
●
The recently enacted Trade Practices Amendment (Australian Consumer Law) Act (No. 1) 2010 (Cth) amends existing legislation to establish and apply the "Australian Consumer Law" and to introduce new penalties, enforcement powers and consumer redress options.  The Australian Consumer Law includes provisions dealing with the use of unfair terms in standard form consumer contracts, which is likely to include the form of contract used for the housing loans.  Where a term in a consumer contract is found to be unfair it will be void and the consumer will not be bound by that term.

●
The provisions in the Australian Consumer Law dealing with unfair terms commenced on July 1, 2010 and apply to new contracts, including new housing loans, entered into on or after that date.  The provisions also apply to pre-existing housing loans which are varied (but only to the extent of the varied terms) and which are renewed on or after July 1, 2010.

●
The statutory definition of "unfair" is uncertain and may be given a wide application by non-judicial tribunals, which will determine many disputes.  If any terms in the housing loans were found to be unfair, this could lead to some of the expected principal, interest or fees on the housing loans not being repaid as expected and affect the yield on the notes.

The Anti-Money Laundering and Counter-Terrorism Financing Act (Cth) may affect the services of a reporting entity or the funds it provides.  This ultimately could result in a delay or decrease in payments to you
●
The Anti-Money Laundering and Counter-Terrorism Financing Act 2006 (Cth) (the 'AML Act') regulates reporting entities. Reporting entities are identified by reference to a list of a multitude of designated services. These include making a loan in the course of carrying on a loans business or the issuing or selling of a security (e.g., a share or debenture) by a company other than a security in the company itself.

	●	The AML Act imposes the following key obligations (amongst others) on reporting entities:

		○	the verification of customer identities and collection of account holder information;

		○	the reporting of suspicious transactions, significant cash transactions (being payments of A$10,000 or more in cash) and international funds transfer instructions;

		○	the retention of records;

		○	the adoption of and compliance with an AML programme in managing compliance with their AML obligations and in verifying customer identities; and

		○	the conduct of ongoing due diligence of customers in relation to money laundering and financing of terrorism risks.

●
The AML Act operates subject to the Anti-Money Laundering and Counter-Terrorism Financing Rules Instrument 2007 (No. 1) (the 'AML Rules') and other Anti-Money Laundering and Counter-Terrorism Financing rules which may be made by the Chief Executive Officer of the Australian Transaction Reports and Analysis Centre from time to time. Among other things, the AML Rules outline more detailed risk-based requirements for verifying customer identities and monitoring customer transactions on an ongoing basis. Contravention of the AML Act attracts civil penalties of fines up to A$11 million and certain criminal penalties of imprisonment for up to 10 years and fines up to A$1.1 million.

●
A breach of obligations imposed on a reporting entity under the AML Act could affect the services of a reporting entity or the funds it provides and ultimately may result in a delay or decrease in the amounts a noteholder receives.

Changes of law may impact the structure of the transaction and the treatment of the notes	●
The structure of the transaction and, inter alia, the issue of the notes and ratings assigned to the notes are based on Australian law, tax and administrative practice in effect at the date hereof, and having due regard to the expected tax treatment of all relevant entities under such law and practice.  No assurance can be given that Australian law, tax or administrative practice will not change after the Closing Date or that such change will not adversely impact the structure of the transaction and the treatment of the notes.  Attention is drawn to the discussion on tax reforms in "Australian Taxation Considerations—Taxation of Financial Arrangements", "—Taxation of Managed Investment Trusts" and "—Tax Reform Proposals" in the base prospectus.

The imposition of a withholding tax will reduce payments to you and may lead to an early redemption of the notes	●
If a withholding tax is imposed on payments of interest on the notes, the noteholders will not be entitled to receive grossed-up amounts to compensate for such withholding tax.  Thus, the noteholders will receive less interest than is scheduled to be paid on the notes.

●
If MEPM directs the issuer trustee to redeem the notes early as a result of the imposition of a withholding or other tax on any notes, [to the extent losses are allocable to your notes, you may not fully recover your investment].  In addition, the early retirement of your notes will shorten their average lives and potentially lower the yield on your notes, and you may not be able to reinvest the redemption payments at a comparable interest rate.  For further information, see "Description of the Offered Notes—Redemption of the Notes for Taxation or Other Reasons" in this prospectus supplement.

The continuing uncertainty over the interpretation of the new goods and services tax in Australia may decrease the funds available to the fund to pay you	●
Since July 1, 2000, a goods and services tax ("GST") is payable by all entities which make taxable supplies in Australia.  Some service providers to the issuer trustee may be subject to GST in respect of the services provided to the fund and may pass on that additional cost to the issuer trustee.  In 2004, the Australian Taxation Office ("ATO") issued a public ruling to the effect that the issuer trustee would not be entitled to claim a reduced input tax credit for most of the GST borne by it in respect of services provided by the servicer.  The issuer trustee may also be subject to GST on services provided by it.  To the extent that it has a net GST liability, the issuer trustee will have less trust funds available to meet its obligations, and you may suffer losses.  See "Australian Tax Matters—Goods and Services Tax" in the base prospectus.

The Issuing Entity

SMHL Global Fund [    ]-[ ] (the "fund") was established on [                ,      ] in the state of New South Wales, Australia, by the depositor executing a notice of creation of a securitisation fund and depositing A$[     ] with the issuer trustee as the initial assets of the fund.  A supplementary bond terms notice issued by MEPM, as manager, and signed by the issuer trustee, MEPM, as manager, Perpetual Trustee Company Limited, as security trustee, and [                                     ], as note trustee sets out the specific details of SMHL Global Fund [    ]-[ ] and the notes, which may vary from the terms set forth in the master trust deed.  See "Description of the Funds—Establishing the Funds" in the base prospectus.  The fund will be governed by the laws of New South Wales, Australia.

[The address of SMHL Global Fund [    ]-[ ] is c/o Perpetual Limited, in its capacity as trustee of SMHL Global Fund [    ]-[ ], Level 12, 123 Pitt Street, Sydney, NSW 2000, Australia, and its phone number is +61 2 9229 9000.]

The fund is a special purpose entity established to issue the notes, the liquidity notes, any payment funding facility notes, any redraw funding facility notes [and any top-up funding facility notes], to apply the proceeds of the notes to acquire the housing loans from [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1] [SMHL                    [Fund] [Trust] [    ]-[ ]], and to hold the housing loans in accordance with the transaction documents.  See "Description of the Assets of a Fund—The Housing Loans" in the base prospectus.  SMHL Global Fund [    ]-[ ] is a securitisation fund.  SMHL Global Fund [    ]-[ ] is separate and distinct from any other fund established under the master trust deed.  The assets of the SMHL Global Fund [    ]-[ ] are not available to meet the liabilities of any other fund and the assets of any other fund are not available to meet the liabilities of the SMHL Global Fund [    ]-[ ].

Perpetual Limited, in its capacity as trustee of all the funds established under the SMHL program, holds legal title to the housing loans.  The housing loans assigned to the fund on the Closing Date will be identified in the securitisation fund bond issue direction, which is a written direction under the master trust deed given by MEPM, as manager of the fund, to Perpetual Limited, in its capacity as issuer trustee of the fund, to issue the notes and the liquidity notes on the Closing Date.  Provided that the issuer trustee has accepted the securitisation fund bond issue direction and entered into the security trust deed, the issuance of the notes by the issuer trustee will result in the designated pool of housing loans and the right to receive Collections received on the housing loans being automatically transferred under the terms of the master trust deed:

•
from Perpetual Limited, in its capacity as trustee of [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1] [SMHL                    [Fund] [Trust] [    ]-[ ]], from which the portfolio of housing loans has been acquired,

•	to the issuer trustee on behalf of the fund,

without any further action by the trustee of [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1] [SMHL                    [Fund] [Trust] [    ]-[ ]] or the issuer trustee.  The master trust deed provides that, upon the issuance of the notes, the issuer trustee, on behalf of the fund, will automatically hold the portfolio of housing loans.  As a condition to the transfer of the housing loans to the issuer trustee on behalf of the fund, the amount of the proceeds of the issue of the notes as is specified in the securitisation fund bond issue direction, which amount represents the purchase price of the housing loans transferred to the fund, will cease to be held by the issuer trustee on behalf of the fund and will automatically be held by Perpetual Limited, in its capacity as trustee of [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1 ] [SMHL                    [Fund] [Trust] [    ]-[ ]].

Thus, the designated housing loans will, under the terms of the master trust deed, automatically cease to be assets of [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1] [SMHL                    [Fund] [Trust] [    ]-[ ]] and become assets of SMHL Global Fund [    ]-[ ].  The specified proceeds of the issue of the notes will become assets of Perpetual Limited, in its capacity as trustee of [SMHL Origination

Fund No. 3] [SMHL Warehousing Trust 2004-1] [SMHL                    [Fund] [Trust] [    ]-[ ]].  See "Description of the Assets of a Fund—Transfer and Assignment of the Housing Loans" in the base prospectus.  Subject to the transaction documents, the issuer trustee has all the powers in respect of the assets of the fund which it could exercise if it were the absolute and beneficial owner of the assets.

The liabilities of the fund will include obligations to holders of the notes, the liquidity notes, any payment funding facility notes, any redraw funding facility notes [and any top-up funding facility notes] issued, payments to swap providers (if any) and fees and expenses as detailed under "Description of the Offered Notes—Fees and Expenses Paid in Priority to Offered Notes" in this prospectus supplement.

A description of the assets to be held by the issuer trustee on behalf of the fund is included under "Description of the Assets of the Fund" in this prospectus supplement.  For further information, see also "Description of the Assets of a Fund—Assets of a Fund" in the base prospectus.  Detailed information with respect to the pool of housing loans forming part of the assets of the fund is included under "Description of the Pool of Housing Loans—General", "—Features of the Housing Loans" and "—Details of the Housing Loan Pool" in this prospectus supplement.  Further information with respect to Authorized Investments forming part of the assets of the fund is provided under "Description of the Offered Notes—Interest Collections—Interest Collections Waterfall", "—Principal Collections—Principal Collections Waterfall", "—Redraw Funding Facility—Use of Funding Portions",  "—Top-up Funding Facility—Use of Funding Portions" and "—Payment Funding Facility—Use of Funding Portions" in this prospectus supplement and "Description of the Offered Notes—Collections"," Description of the Transaction Documents—Fund Accounts", "—Liquidity Reserve—Cash Collateral Account" and "—The Manager—Powers" in the base prospectus.

Under the terms of the master trust deed, MEPM as manager of the fund will have full and complete powers of management of the fund, including the administration and servicing of any assets of the fund that are not serviced by the servicer and borrowings and other liabilities of the fund and the conduct of the day to day operation of the fund, including investment decisions with respect to any moneys forming part of the assets of the fund.  See "Description of the Transaction Documents—The Manager" in the base prospectus.  Consequently, unless directed to do so by MEPM, the issuer trustee will not be entitled to issue additional notes or invest in additional securities, borrow additional moneys or make loans to other persons.  Other than the liquidity notes issued on the Closing Date, any payment funding facility notes, any redraw funding facility notes [and any top-up funding facility notes], no further securities will be issued other than the notes.

ME Bank has discretion with respect to the administration of the housing loans relating to the fund.  See "Description of the Transaction Documents—The Mortgage Origination and Management Agreement" in the base prospectus.

The governing documents of the fund may be modified as set forth under "Description of the Transaction Documents—Amendments to the Master Trust Deed and the Supplementary Bond Terms Notices" in the base prospectus.  The fiscal year end of the fund will be June 30.

On the Closing Date, the issuer trustee will acquire legal title to the housing loans in its capacity as trustee of the fund.  The fund will not have any additional equity, other than the A$[      ] deposited by the depositor, representing funds received in consideration for the issue by the issuer trustee on behalf of the fund of residual capital units and income units.

The issuer trustee will grant a first ranking floating charge over all of the fund assets in favor of the security trustee.  See "Description of the Transaction Documents—The Security Trust Deed" in this prospectus supplement and "Description of the Transaction Documents—The Security Trust Deed" in the base prospectus.

The structure of the SMHL program is intended to mitigate insolvency risk.  For example, the housing loans are not assets available to the liquidator or creditors of ME Bank or MEPM in the event of an insolvency of ME Bank or MEPM.  Similarly, the assets in a fund are the assets of that fund, and are not the assets of any other fund of which the issuer trustee is trustee, nor are they assets of the issuer trustee in its personal capacity.  Accordingly, the assets of a fund will be available to the creditors of that fund only and not to other creditors of the issuer trustee in its personal capacity nor to other creditors of the issuer trustee in its capacity as trustee of any other fund, in the event of an insolvency proceeding affecting the issuer trustee.  See "Legal Aspects of the Housing Loans—Insolvency Considerations" in the base prospectus.

Capitalization of the Issuing Entity

The following table illustrates the debt capitalization of the issuing entity as of the Pool Cut-Off Date, as if the issuance and sale of the notes had taken place on that date:

Class A[ ] notes	$[ ]

[Class A[ ] notes]	[€[ ]]

[Class A[ ] notes]	[A$[ ]]

[Class AB notes]	[A$[ ]]

Class B notes	A$[ ]

The Issuer Trustee

Perpetual Limited is appointed as trustee of the fund on the terms set out in the master trust deed and the supplementary bond terms notice relating to the notes.  For a description of Perpetual Limited, see "The Issuer Trustee, Members Equity Bank Pty Limited and ME Portfolio Management Limited—The Issuer Trustee" in the base prospectus.

[Insert any additional information regarding Perpetual Limited (including related securitisation experience) / Insert description of other entity appointed as issuer trustee (including related securitisation experience)].

Subject to certain limitations set forth in the base prospectus, the issuer trustee is entitled under the master trust deed to be indemnified out of the assets of the fund for any liability properly incurred by the issuer trustee in performing or exercising any of its powers or duties in relation to the fund, see "Description of the Transaction Documents—The Issuer Trustee—Limitation of the Issuer Trustee's Liability" and "—Rights of Indemnity of the Issuer Trustee" in the base prospectus.

The issuer trustee will be entitled to a monthly fee.  See "Description of the Offered Notes—Fees and Expenses Paid in Priority to Offered Notes" in this prospectus supplement.

Perpetual Limited's principal business activities are the provision of services from financial management for private individuals through to the provision of trustee, custodial and administrative arrangements to the funds management, superannuation, property, infrastructure and capital markets.  Perpetual Limited also provides management investment products through its funds management division.

Perpetual Limited is an authorized trustee corporation under the Corporations Act 2001 (Cth).  Perpetual Trustee Company Limited, a related body corporate of the issuer trustee, has obtained an Australian Financial Services License under Part 7.6 of the Corporations Act 2001 (Cth) (Australian Financial Services License No. 236643).  Perpetual Trustee Company Limited has appointed Perpetual Limited to act as its authorized representative under that license (Authorized Representative No. 264842).  As of [       ,      ] the group of which Perpetual Limited is the parent had over A$[     ] billion in funds under administration across its various divisions.

The directors of Perpetual Limited are as follows:

Name	Business Address	Principal Activities
[Robert Murray Savage]	Level 12, 123 Pitt Street, Sydney, NSW 2000, Australia	Director
[David Michael Deverall]	Level 12, 123 Pitt Street, Sydney, NSW 2000, Australia	Director
[Meredith Brooks]	Level 12, 123 Pitt Street, Sydney, NSW 2000, Australia	Director
[Paul McClintock]	Level 12, 123 Pitt Street, Sydney, NSW 2000, Australia	Director
[Elizabeth Mary Proust]	Level 12, 123 Pitt Street, Sydney, NSW 2000, Australia	Director
[Peter Brooke Scott]	Level 12, 123 Pitt Street, Sydney, NSW 2000, Australia	Director
[Philip Johnson Twyman]	Level 12, 123 Pitt Street, Sydney, NSW 2000, Australia	Director
[Philip Bullock]	Level 12, 123 Pitt Street, Sydney, NSW 2000, Australia	Director
[Paul Brasher]	Level 12, 123 Pitt Street, Sydney, NSW 2000, Australia	Director
[Roger Burrows]	Level 12, 123 Pitt Street, Sydney, NSW 2000, Australia	Alternate Director
[Ivan Holyman]	Level 12, 123 Pitt Street, Sydney, NSW 2000, Australia	Alternate Director

The Servicer and Mortgage Manager

Members Equity Bank Pty Limited ("ME") was established in October 1999 as a result of a 50/50 joint venture formed to pursue a growth strategy in the provision of consumer finance and other financial services in Australia between AXA Asia Pacific Holdings Ltd and Industry Fund Services Pty Limited ("IFS"), as trustee of the IFBT Unit Trust.  In January 2003, IFS purchased the 50% holding from AXA Asia Pacific Holdings Ltd to become 100% owner of ME Bank.  Effective January 2007, ME Bank became a wholly-owned subsidiary of Industry Super Holdings Pty Ltd (formerly known as IFBT Company Pty Ltd), of which IFS is also a wholly-owned subsidiary.  ME Bank operates as a limited liability company under the Corporations Act 2001 (Cth).

ME Bank provides a full service to borrowers, including loan origination and all aspects of loan administration, via the SMHL program and other programs.  The general character of ME Bank's business is that of providing banking products to its customers and investment opportunities for its investors.  In addition to the SMHL program, ME Bank provides loan origination and loan administration services for residential home loans via the Maxis Loans program and the ME Home Loans program and commercial, business banking and structured finance loans via the Super Loans Trust program.  Effective March 31, 2008, the Maxis Loans program ceased originating new residential loans.  This follows the strategic determination by ME Bank to no longer retain a home loan broker distribution channel, which was the primary source of origination activity for the Maxis Loans program.  ME Bank provides additional products that are held on ME Bank's balance sheet to its customers, including the Members Equity Master Card, personal loans and deposit accounts.

As of July 2008, ME Bank commenced the origination of residential home loans from its balance sheet.  None of the housing loans comprised in the assets of the fund were originated via the on balance sheet housing loan origination platform.  As described in "The Originators" and "Description of the Pool of Housing Loans—General" in this prospectus supplement, all of the housing loans comprised in the assets of the fund were originated by ME Bank in the name of Perpetual Limited, as the trustee on behalf of a fund under the SMHL program, and funded by originator SMHL Origination Fund No. 3.  See also "Superannuation Members' Home Loans Residential Loan Program—Origination Process" and "Description of the Transaction Documents—The Mortgage Origination and Management Agreement" in the base prospectus.

On December 1, 2003, ME Bank obtained an Australian Financial Services License under Part 7.6 of the Corporations Act 2001 (Cth) (Australian Financial Services License No. 229500).  This license is necessary for ME Bank to offer 'financial services', such as bank deposit accounts, in Australia.

ME Bank serves as the servicer and mortgage manager for all housing loans relating to the fund.  For a description of the activities of ME Bank as servicer and mortgage manager for the funds, see "Description of the Transaction Documents—The Mortgage Origination and Management Agreement" in the base prospectus.  In the event of an insolvency or the removal of the servicer of the housing loan pool, a replacement servicer would need to be installed and the relevant housing loans serviced thereunder transferred to another servicer and its servicing system.  Such an event may have an adverse impact on the housing loans included in a fund and may cause a delay in payments on the related notes.  However, these risks are mitigated as ME Bank is an experienced servicer of housing loans.  See "The Depositor, Sponsor and Manager" in this prospectus supplement and "Description of the Transaction Documents—The Manager" in the base prospectus.

For a description of the transfer of the pool assets to each fund, see "Description of the Assets of a Fund—Transfer and Assignment of the Housing Loans" in the base prospectus.

As of [              ,       ], ME Bank had net assets of approximately A$[   ] million and approximately A$[    ] billion of assets under management.

ME Bank has been servicing housing loans securitised through the SMHL and Maxis Loans programs since 1994 and 1995, respectively.  The following table sets forth the Outstanding Principal Balance of home loans serviced by ME Bank as at June 30 for the last five years [(and as at December 31, 20[   ])].  ME Bank was the servicer of a residential mortgage loan portfolio of approximately A$[      ] billion in outstanding principal amount as at June 30, 20[   ].  ME Bank was the servicer of a residential mortgage loan portfolio of approximately A$[     ] billion in outstanding principal amount as at June 30, 20[   ].  The percentages shown under "Percentage Change from Prior Period" represent the ratio of (a) the difference between the current and prior period total Outstanding Principal Balances over (b) the prior period total Outstanding Principal Balance.

	June 30, 20[ ]	June 30, 20[ ]	June 30, 20[ ]	June 30, 20[ ]	June 30, 20[ ]	[December 31, 20[ ]]
Total Outstanding Balances (A$)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage Change from Prior Period	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

See also "The Issuer Trustee, Members Equity Bank Pty Limited and ME Portfolio Management Limited—Members Equity Bank Pty Limited—The Servicer and Mortgage Manager" and "Description of the Funds—SMHL Program" in the base prospectus.

[Identity of any other entities servicing 10% or more of the pool assets].

[Description of (i) identifying information and experience, (ii) servicing agreements and servicing procedures and (iii) back up servicing with respect to any other entities servicing 20% or more of the pool assets].

The Depositor, Sponsor and Manager

The manager, ME Portfolio Management Limited ("MEPM"), is a wholly-owned subsidiary of ME Bank.  MEPM is a limited liability company incorporated under the Corporations Act 2001 (Cth).  MEPM was established in 1994 with the commercial purpose of managing the funds management and securitisation programs for ME Bank's off balance sheet lending programs.  A significant portion of MEPM's business activities consists of the management of securitisation funds established under the SMHL program.  MEPM's other business activities include the management of ME Bank's other residential lending programs and commercial lending activities.

MEPM has managed issues in the Australian, European and U.S. SEC-regulated markets since 1994.  MEPM currently manages [   ] residential mortgage funds, of which [   ] have been registered with the U.S. Securities and Exchange Commission.

In the current transaction, MEPM will serve as sponsor and will participate in the structuring of the transaction and the negotiation of transaction documents.  MEPM will calculate all income and expenses allocated to the fund, in accordance with the allocation of cash flows in the transaction documents as described in this prospectus supplement.  MEPM will also manage all ongoing reporting requirements of the fund as required by the transaction documents and regulations.

MEPM has been involved in the securitisation of assets through the SMHL and Maxis Loan programs since 1994 and 1995, respectively.  MEPM has sponsored an aggregate of approximately A$[                ] billion (or equivalent at the time of issue) in principal amount of mortgage-backed securities through [   ] issues under these programs.  The following table sets forth the aggregate principal amount of publicly offered mortgage backed securities sponsored by MEPM under the SMHL and Maxis programs for the past five years [(and as at December 31, 20[  ])].  MEPM sponsored approximately A$[     ] billion (or equivalent at the time of issue) in initial aggregate principal amount of mortgage-backed securities in the financial year ending June 30, 20[   ].  [MEPM sponsored approximately A$[      ] billion (or equivalent at the time of issue) in initial aggregate principal amount of mortgage-backed securities in the financial year ending June 30, 20[  ].]  [The percentages shown under "Percentage Change from Prior Period" represent the ratio of (a) the difference between the current and prior period total Outstanding Principal Balances over (b) the prior period total Outstanding Principal Balance.]

[Description of the size, composition and growth of the sponsor's portfolio of mortgage-backed securities to be included, to the extent material]

	June 30, 20[ ]	June 30, 20[ ]	June 30, 20[ ]	June 30, 20[ ]	June 30, 20[ ]	[December 31, 20[ ]]
Total initial aggregate principal amount of mortgage-backed securities sponsored (A$ million)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
[Percentage Change from Prior Period]	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

MEPM has full powers of management of the fund, including the administration of assets, borrowings and other liabilities of the fund and the operation of the fund.  Subject to the terms of the mortgage origination and management agreement and the standby servicing agreement, MEPM's management powers include the servicing of any assets that are not serviced by the servicer or back up servicer, as the case may be.  In addition, MEPM has a number of specific responsibilities, as described under "Description of the Transaction Documents—The Manager—Powers" in the base prospectus.

In the event that ME Bank was removed as servicer upon a termination of the mortgage origination and management agreement (see "Description of the Transaction Documents—The Mortgage Origination and Management Agreement—Termination of the Mortgage Origination and Management Agreement" in the base prospectus) and Perpetual Corporate Trust Limited resigned from service under the standby servicing agreement without the appointment of a replacement servicer or the appointment of a replacement back up servicer (see "Description of the Transaction Documents—The Mortgage Origination and Management Agreement—Back Up Servicer" in the base prospectus), MEPM would be required to initiate a program for the servicing of housing loans.  MEPM does not currently service housing loans and does not currently have or operate a program for the servicing of housing loans.  It is anticipated that MEPM would employ similar servicing procedures with respect to the servicing of mortgages as are employed by ME Bank under the mortgage origination management agreement and as would be employed by Perpetual Corporate Trust Limited under the standby servicing agreement.  See "Description of the Transaction Documents—The Mortgage Origination and Management Agreement—Management and Servicing of Mortgages", "—Enforcement of Mortgages", "—Powers under the Mortgage Origination and Management Agreement" and "—Actions to be undertaken under the Mortgage Origination and Management Agreement" in the base prospectus.

[Identify MEPM as a servicer to the extent MEPM services any pool assets].

[Include a description of (i) identifying information and experience, (ii) servicing agreements and servicing procedures and (iii) back up servicing with respect to MEPM to the extent MEPM services any pool assets].

There is a mortgage origination and management agreement and a management support deed in place between ME Bank and MEPM as manager of each fund created under the SMHL program.  See "Description of the Transaction Documents—The Mortgage Origination and Management Agreement" and "Description of the Transaction Documents—The Manager—The Management Support Deed" in the base prospectus.

On December 2, 2005, MEPM obtained an Australian Financial Services License under Part 7.6 of the Corporations Act 2001 (Cth) (Australian Financial Services License No. 292301).  This license is necessary for MEPM to conduct its financial services business in Australia.

MEPM's registered office is Level 16, 360 Collins Street, Melbourne, VIC 3000, Australia.  For additional information with respect to the role and responsibilities of MEPM, see "Description of the Transaction Documents—The Manager" in the base prospectus.  See also "The Issuer Trustee, Members Equity Bank Pty Limited and ME Portfolio Management Limited—ME Portfolio Management Limited – The Depositor, Sponsor and Manager" in the base prospectus.

MEPM is the depositor of SMHL Global Fund [    ]-[ ], which MEPM formed by executing a notice of creation of a securitisation fund and depositing A$[   ] with Perpetual Limited, as trustee, as the initial assets of the fund.  See "The Issuing Entity" in this prospectus supplement.  MEPM is also the depositor of [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1] [SMHL                    [Fund] [Trust] [    ]-[ ]], which MEPM formed by executing a notice of creation of [an origination fund] [a securitisation fund] and depositing A$[   ] with Perpetual Limited, as trustee, as the initial assets of such fund.  See "Description of the Funds—Establishing the Funds" in the base prospectus.

Directors

The directors of MEPM are as follows:

Name	Business Address	Principal Activities
[Nicholas Vamvakas]	Level 16, 360 Collins Street, Melbourne VIC 3000	Director
[Paul Garvey]	Level 16, 360 Collins Street, Melbourne VIC 3000	Director
[Tony Beck]	Level 16, 360 Collins Street, Melbourne VIC 3000	Director
[Susan Mackenzie]	Level 16, 360 Collins Street, Melbourne VIC 3000	Director

The Originators

ME Bank serves as an originator for all housing loans relating to the fund.  Under the terms of the master trust deed and the mortgage origination and management agreement, MEPM, as manager of each fund, and Perpetual Limited, as the trustee on behalf of each fund, have appointed ME Bank to originate housing loans for each fund.  Under this contractual arrangement, ME Bank is responsible for procuring borrowers to enter into housing loans and arranging and processing each housing loan with the relevant borrower.

Each housing loan originated by ME Bank is funded by originator SMHL Origination Fund No. 3.  Funds are advanced by SMHL Origination Fund No. 3 to the borrowers under housing loan contracts entered into between the borrower and Perpetual Limited, in its capacity as trustee of originator SMHL Origination Fund No. 3.

For a description of the origination activities of ME Bank, see "Superannuation Members' Home Loans Residential Loan Program—Origination Process" in the base prospectus.  For further information with respect to the role and responsibilities of ME Bank, see "Description of the Transaction Documents—The Mortgage Origination and Management Agreement" in the base prospectus.  For a description of SMHL Origination Fund No. 3, see "Description of the Funds—SMHL Program" in the base prospectus.

For further information regarding ME Bank and SMHL Origination Fund No. 3, see "The Servicer and Mortgage Manager" in this prospectus supplement and "The Issuer Trustee, Members Equity Bank Pty Limited and ME Portfolio Management Limited—Members Equity Bank Pty Limited – The Servicer and Mortgage Manager" in the base prospectus.  For a description of SMHL Origination Fund No. 3, see "Description of the Funds—SMHL Program" in the base prospectus.

[Identity of any other entities that originated, or are expected to originate, 10% or more of the pool assets].

[Description of (i) the originator's form of organization, (ii) the originator's origination program and (iii) the originator's experience in originating assets with respect to any other entities that originated, or are expected to originate, 20% or more of the pool assets].

The Class A Note Trustee, Principal Paying Agent, Calculation Agent and Class A Note Registrar

[                                     ] will serve as the Class A note trustee, the principal paying agent, the calculation agent and the Class A note registrar for the Class A notes [(other than any Class A[ ] notes)].  [                                     ] is a New York banking corporation organized under the laws of the state of New York.  [                                     ] has, and currently is, serving as indenture trustee and trustee for numerous securitisation transactions and programs involving pools of residential mortgages.  The corporate trust offices of the note trustee responsible for the administration of the fund are located at [                                          ].  For additional information with respect to the role and responsibilities of the Class A note trustee, the principal paying agent, the calculation agent and the Class A note registrar, see "Description of the Offered Notes—Form of the Offered Notes—Class A Note Registrar" and "—Offices, Charges and Duties of Class A Note Registrar" in this prospectus supplement and "Description of the Transaction Documents—The Class A Note Trustee, Principal Paying Agent, Calculation Agent and Class A Note Registrar" in the base prospectus.

Affiliations and Certain Relationships and Related Transactions

MEPM is a wholly-owned subsidiary of ME Bank and is the depositor, sponsor and manager of the fund.  MEPM is also the manager of originator SMHL Origination Fund No. 3.  MEPM is responsible for the management of the SMHL program and is the depositor of each fund established under the SMHL program.  MEPM is also the depositor of [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1] [SMHL                    [Fund] [Trust] [    ]-[ ]], which transferred the pool of housing loans to the fund, originator SMHL Origination Fund No. 3, and SMHL Global Fund [    ]-[ ], the issuing entity.

ME Bank is the servicer, an originator and mortgage manager for this transaction.  Prior to January 2007, ME Bank was a wholly-owned subsidiary of IFS, as trustee of the IFBT Unit Trust.  IFS represents a large number of industry based superannuation (pension) funds.  IFS established the IFBT Unit Trust, which consolidated 43 superannuation funds, to purchase initially 50% of ME Bank and then in January 2003 became 100% owner of ME Bank.  In June 2006, the unitholders of IFBT Unit Trust and shareholders in IFS approved the establishment of a non-operating company that would hold ME Bank and IFS.  Following the receipt of regulatory approval from the Australian Prudential Regulation Authority, with effect from January 2007, ME Bank and IFS became wholly-owned subsidiaries of Industry Super Holdings Pty Ltd (formerly known as IFBT Company Pty Ltd).  The shareholders in Industry Super Holdings Pty Ltd are the former shareholders of IFS and the former unitholders in the IFBT Unit Trust.  As of [               ,        ], the shareholders in Industry Super Holdings Pty Ltd consisted of [35] superannuation funds.  The [35] funds represent approximately [9.8] million members and have approximately A$[             ] in total funds under management.

ME Bank has extensive relationships with a large range of superannuation funds and unions.  Ordinarily, it is a requirement in order to apply for a SMHL mortgage that at least one of the applicants whose name appears on the application form must be a member of a participating superannuation fund or union.  Participating superannuation funds include those funds which have invested in SMHL Origination Fund No. 3 and Super Business Loans Unit Trust No. 1.

Perpetual Limited is the issuer trustee of the fund and is the trustee of each of the other funds formed under the SMHL program, including originator SMHL Origination Fund No. 3.  Perpetual Limited is also [the liquidity facility provider, in its capacity as trustee of [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1], and] the redraw funding facility provider, [the top-up funding facility provider] and the payment funding facility provider, in each case in its capacity as trustee of SMHL Origination

Fund No. 3.  Perpetual Trustee Company Limited is the security trustee and Perpetual Corporate Trust Limited is the back up servicer.  Each of Perpetual Trustee Company Limited and Perpetual Corporate Trust Limited is a related body corporate of Perpetual Limited.  [P.T. Limited, as nominee for Perpetual Limited, in its capacity as trustee of [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1], is the liquidity noteholder.]  [P.T. Limited is affiliated with Perpetual Limited, Perpetual Trustee Company Limited and Perpetual Corporate Trust Limited.]

[Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1,] is the income unitholder of SMHL Global Fund [    ]-[ ].  [Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1,] is the residual capital unitholder of SMHL Global Fund [    ]-[ ].  [Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1, is also the liquidity facility provider and the liquidity noteholder].  Industry Funds Management (Nominees 2) Pty Limited is a wholly owned subsidiary of IFS.

P.T. Limited in its capacity as trustee of Superannuation Members' Home Loans Income Trust is the residual income beneficiary of SMHL Origination Fund No. 3.  The beneficiaries of Superannuation Members' Home Loans Income Trust are the bondholders of SMHL Origination Fund No. 3.  Superannuation Members' Home Loans Income Trust was established in accordance with the income trust deed in relation to SMHL Origination Fund No. 3 to enable bondholders of SMHL Origination Fund No. 3 to participate in the income profits of SMHL Origination Fund No. 3 in excess of their interest entitlements.  Beneficiaries of Superannuation Members' Home Loans Income Trust are entitled to a distribution of a proportionate share of any net income of SMHL Origination Fund No. 3.

MEPM is the residual capital beneficiary of SMHL Origination Fund No. 3.

[Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, is the residual income beneficiary and the residual capital beneficiary of SMHL Warehousing Trust 2004-1.]

[Description of the general character of any relationships of the servicer, the depositor, the issuer trustee, the issuing entity, the security trustee and/or the note trustee with any providers of credit enhancement or derivative instruments, underwriters and/or any other material parties related to the mortgage backed securities to be inserted].

[Description of any other affiliations to be inserted].

Superannuation Members' Home Loans Securitisation Program

MEPM established its SMHL program pursuant to a master trust deed for the purpose of enabling Perpetual Limited, as trustee of each fund established pursuant to the master trust deed, to finance and own housing loans and to invest in pools of housing loans.  The master trust deed provides for the creation of an unlimited number of separate funds, including origination funds and securitisation funds.  SMHL Global Fund [    ]-[ ] is a securitisation fund.  The master trust deed establishes the general framework under which funds may be established from time to time.  The master trust deed, supplementary bond terms notice relating to the notes and the notice of creation of a securitisation fund establish the SMHL Global Fund [    ]-[ ].  The SMHL Global Fund [    ]-[ ] is separate and distinct from any other fund established under the master trust deed.  The assets of the SMHL Global Fund [    ]-[ ] are not available to meet the liabilities of any other fund and the assets of any other fund are not available to meet the liabilities of the SMHL Global Fund [    ]-[ ].

SMHL Global Fund [    ]-[ ]

The detailed terms of the SMHL Global Fund [    ]-[ ] will be as set out in the master trust deed and the supplementary bond terms notice relating to the notes.  To establish the fund, the depositor has executed a notice of creation of a securitisation fund, dated [                ,       ].

The supplementary bond terms notice relating to the notes, which supplements the general framework under the master trust deed with respect to the fund, does the following:

•	specifies the details of the notes;

•	establishes the cash flow allocation;

•
specifies a number of ancillary matters associated with the operation of the fund and the housing pool such as the relevant requirements of the designated rating agencies and the creation of the cash collateral account; and

•	amends the master trust deed to the extent necessary to give effect to the specific aspects of the fund and the issue of the notes.

Origination Funds and Warehousing Trusts

Origination funds and warehousing trusts, which are considered origination funds and securitisation funds, respectively, under the terms of the master trust deed, are funds in which housing loans are warehoused pending the accumulation of a portfolio of loans for securitisation.  Certain of the housing loans initially held in SMHL Origination Fund No. 3 may subsequently be transferred to SMHL Warehousing Trust 2004-1 or another fund created under the master trust deed pending securitisation of a pool of housing loans.

Other Trusts

In addition to SMHL Global Fund [    ]-[ ], two other trusts are established in relation to the issue of the notes as follows:

Class A Note Trust

The Class A note trust is created under the terms of the note trust deed for the purpose of facilitating administration of the rights of holders of Class A notes [(other than any Class A[ ] notes)].  The Class A note trustee acts as trustee of the Class A note trust for the benefit of holders of Class A notes [(other than any Class A[ ] notes)] under the terms of the note trust deed.

Under the terms of the note trust deed, the rights of holders of Class A notes [(other than any Class A[ ] notes)] are held by the Class A note trustee.  The Class A note trustee has the power to enforce obligations of the issuer trustee for the benefit of holders of Class A notes [(other than any Class A[ ] notes)] and to vote on behalf of holders of Class A notes [(other than any Class A[ ] notes)], based on their directions, at meetings held under the terms of the master trust deed or the security trust deed, including upon an event of default and enforcement under the security trust deed.  For a description of the principal functions, responsibilities, powers, discretions and protections of the Class A note trustee, see "Description of the Transaction Documents—The Class A Note Trustee, Principal Paying Agent, Calculation Agent and Class A Note Registrar" and "—The Security Trust Deed—The Class A Note Trustee as Voting Secured Creditor" in the base prospectus.  Pursuant to the terms of the note trust deed, the Class A note trustee will be entitled to a fee in an amount agreed upon by the Class A note trustee and MEPM as manager of the fund.

Upon creation of the Class A note trust, MEPM will deposit the sum of US$[     ] with the Class A note trustee to comprise the initial assets of the Class A note trust.  If the charge under the security trust deed is enforced, any amounts recovered under the charge which are payable to the holders of Class A notes [(other than any Class A[ ] notes)] will become assets of the Class A note trust pending payment by the Class A note trustee to the holders of Class A notes [(other than any Class A[ ] notes)] in accordance with the note trust deed and the other transaction documents.

Security Trust

The security trust is created under the terms of the security trust deed for the purpose of facilitating administration of the rights of Secured Creditors.  The security trustee acts as trustee of the security trust for the benefit of noteholders and all other Secured Creditors under the terms of the security trust deed.  The security trustee holds the charge over the assets of the fund granted by the issuer trustee under the security trust deed for the benefit of the Secured Creditors.  If an event of default occurs under the security trust deed and the charge is enforced, the security trustee, or a receiver appointed by it, will be responsible for realizing the assets of the fund and the security trustee will be responsible for distributing the proceeds of realization to Secured Creditors in the order prescribed under the security trust deed.

The security trust will not, prior to the enforcement of the charge under the security trust deed, hold any assets other than certain rights under the transaction documents.  If the charge under the security trust deed is enforced, any amounts recovered under the charge which are payable to Secured Creditors will become assets of the security trust pending payment to the Secured Creditors in accordance with the security trust deed and the other transaction documents.

Superannuation Members' Home Loans Residential Loan Program

For a summary of MEPM's residential loan program, see "Superannuation Members' Home Loans Residential Loan Program" in the base prospectus.

Approval and Underwriting Process

ME Bank's approval policies set out the underwriting criteria that are used in assessing the housing loan applications, determining the suitability of the loan applicants, and evaluating the value and adequacy of the property being used as security for the housing loan.  These policies are subject to continuous review by ME Bank and may be changed from time to time.

Under current underwriting criteria, the minimum loan amount available is [forty thousand Australian dollars (A$40,000)] (other than in Tasmania, where the minimum loan amount is [twenty thousand Australian dollars (A$20,000)]).  [While there is no maximum loan amount limit], loan amounts in excess of [seven hundred and fifty thousand Australian dollars (A$750,000)] require the prior approval of the mortgage insurer.  The minimum term for a housing loan is [five years] and the maximum term for a housing loan is [30 years].

An amount will be lent up to a maximum LVR of [95]%.  [Lenders' mortgage insurance, providing [100]% coverage against loss on the entire housing loan, is mandatory for [all housing loans].

In order to be provided with an SMHL program home loan, all loan applications must satisfy ME Bank's approval criteria as set out below.  The approval process includes verifying the borrowers' application details, assessing their debt servicing ability and determining the value of the mortgaged property.

Application Verification and Debt Servicing Ability

Capacity / Serviceability

When an applicant submits a request for a loan, an assessment is made of the applicant's ability to service the loan.  This assessment is based on the applicant's income, savings and/or credit history and individual commitments.  In order to ascertain a customer's capacity to service, ME Bank verifies income and other pertinent criteria on the loan application by reviewing required documentation. Verification of an applicant's information is a key part of the approval process.

New Loans / New Customers

For new customers that have no prior repayment history with ME Bank, ME Bank verifies serviceability by reviewing documentation, including but not limited to the following:

•	[tax returns or Australian Taxation Office payment summaries (formerly group certificates)];

•	[income confirmation, pay slip or letter of employment];

•	[signed contract of sale (or relevant state contract)];

•	[for new purchases, a signed contract of sale (or relevant state contract)];

•	[for refinance properties, a loan statement from another financial institution]; and

•	[for self-employed applicants, two years of certified annual financial statements and both personal and company tax returns].

[Top-up loans / Existing Borrowers

Top-up loans are assessed as additional extensions of credit on an existing borrower's loan amount.  Under certain conditions a "short form" assessment is undertaken for top-ups, where ME Bank verifies the borrower's ability to service the loan by confirming that:

•	the top-up amount requested does not exceed A$[100,000];

•	the total exposure to the borrower (including the top-up) is less than A$[750,000];

•	[the current loan has been outstanding for more than six months and no arrears events have occurred];

•	[an acknowledgement has been received from the borrower that the borrower's financial position and employment conditions have not changed since their last application]; and

•	[the LVR remains within the maximum LVR allowed for the security property].

[Updated proof of income is not required unless an increase in the borrower's income is required to prove the borrower's ability to service the loan].

For all top-up loan applications that do not meet all of these "Short-Form" assessment criteria, the standard criteria for new applicants is applied, as described above under "—New Loans / New Customers".]]

Character

ME Bank verifies a customer's willingness to pay by verifying the customers' background, character and credit history via:

•	savings history and/or loan repayment history; and

•	credit reference reports.

The applicant's ability to repay a loan is assessed on the basis of net disposable income after meeting all borrower commitments.  Net disposable income is calculated by ME Bank taking into account all regular sources of income and adjusting for taxation, other credit facilities and living expenses.

Applicants must demonstrate the capacity to repay the housing loan installment using net disposable income.  For the purpose of these calculations, scheduled repayments on the housing loan are presently calculated on the basis of an interest rate [1.5]% higher than the current variable interest rate (or the applicable fixed interest rate, if higher).

Collateral

All residential housing loans are secured by either owner-occupied residential properties or non-commercial investment properties.

For successful applications, the maximum allowable LVR must be less than or equal to [95]% for the processing to proceed.  For certain security property types this LVR must be lower than [95]%.  The determining factor is the assessed risk attached to the property to be secured (for example, small one bedroom properties between 30-40 m2 are allocated a maximum LVR of [50]%).  The LVR requirements adopted from time to time by ME Bank are approved by the relevant mortgage insurer.

The property to be secured is required to be valued by an Approved Valuer except in the circumstances described below under "—New Loans / New Customers" [and "—Top-up loans / Existing Borrowers"].

The value of the property for the purposes of determining the LVR is the lower of the:

•	contract price (for purchases or property construction); and

•	the Valuation amount (if required).

The value may include fixed chattels, which are defined as carpets, blinds, curtains and light fittings.

New Loans / New Customers

Purchases

Under certain criteria, a Valuation from an Approved Valuer of a property to be secured is not required, and the purchase price contained in the contract of sale may be relied upon.  The restricted Valuation policy is based on postcode regions within Australia that have been approved by the relevant mortgage insurer, the LVR of the loan and the amount of the loan.  Under this policy a Valuation from an Approved Valuer is not required when certain criteria apply; however, valuations are required in all instances in Sydney.  Such criteria include:

•	purchase loans for a dwelling in Canberra, Brisbane and Melbourne metropolitan postcodes where the LVR is less than or equal to [95]% and the total loan amount is less than or equal to A$[400,000];

•	purchase loans for a dwelling in Perth metropolitan postcodes where the LVR is less than or equal to [95]% and the total loan amount is less than or equal to A$[350,000]; and

•	purchase loans for a dwelling in Adelaide, Darwin and Hobart metropolitan postcodes where the LVR is less than or equal to [95]% and the total loan amount is less than or equal to A$[300,000].

A Valuation will be required if the loan exceeds the maximum specified LVR or loan amount for the relevant city and land use described above.

In a purchase situation, the above exemptions will not apply (and a Valuation from an Approved Valuer must be obtained) if:

•	[the purchase is not conducted through a licensed real estate agent and is not at arm's length];

•	[the contract of sale is greater than three months old]; or

•	[the security property is not located within policy specified locations in each state].

Refinances / Debt Consolidation / Any Other Purpose

For new loans involving new applicants and / or new securities for any other purpose than purchases, a Valuation from an Approved Valuer is required in all cases where:

•	the LVR exceeds [80]% in metro and selected regional locations; and

•	the LVR exceeds [75]% in all other locations.

[Top-up loans / Existing Borrowers

For existing borrowers requiring a top-up loan, under certain criteria, a new Valuation will not be required and an existing Valuation from an Approved Valuer, the purchase price contained in the original contract of sale or a property rates notice issued by the relevant local government for that area may be relied upon.

The criteria are as follows:

An existing Valuation from an Approved Valuer or the purchase price contained in the original contract of sale may be used based on the following criteria:

•	[the property is not in an excluded postcode region];

•	the property value has been established in line with ME Bank's Valuation policy guidelines within the following periods:

○	where the LVR is less than or equal to [80]%, the property value has been established within the past [three years]; and

○	where the LVR is greater than [80]%, the property value has been established within the past [two years].

A property rates notice less than [12] months old issued by the relevant local government may be used when certain criteria apply.  Such criteria include the LVR is less than or equal to [80]% and the total loan amount is less than or equal to:

•	A$[800,000] for a dwelling in a Sydney metropolitan postcode;

•	A$[600,000] for a dwelling in a Canberra, Brisbane or Melbourne metropolitan postcode;

•	A$[500,000] for a dwelling in a Perth or Darwin metropolitan postcode;

•	A$[400,000] for a dwelling in an Adelaide metropolitan postcode;

•	A$[350,000] for a dwelling in a Hobart metropolitan postcode; and

•	the amount specified in the policy for a particular rural area for loans secured by property in rural locations.

If a request for a top-up loan is agreed to or granted by ME Bank for one of the housing loans included in the fund, the issuer trustee may fund such top-up loan from Collections that represent repayments or prepayments of principal on the housing loans or, if not available, by drawings under a top-up funding facility in accordance with the procedures described under "Description of the Offered Notes—Top-up Loans" in this prospectus supplement.]

Description of the Assets of the Fund

The assets of the fund will include the following:

•	the pool of housing loans assigned to the fund, including all:

○	principal payments paid or payable on the housing loans at any time from the Pool Cut-Off Date; and

○	interest payments paid or payable on the housing loans and all other amounts received or applied by the issuer trustee from and including the Closing Date;

•	rights under the mortgage insurance policies issued by the mortgage insurers and the individual Property Insurance policies covering the mortgaged properties relating to the housing loans;

•	rights under the mortgages in relation to the housing loans;

•	amounts on deposit in the accounts established in connection with the creation of the fund and the issuance of the notes, including the collection account;

•	amounts invested in Authorized Investments; and

•	the issuer trustee's rights under the transaction documents to which it is a party (other than rights that it holds personally, including rights of management and delegation).

Description of the Pool of Housing Loans

General

The housing loans to be transferred to the fund were originated for the SMHL program from new loan applications and refinancings of acceptable housing loans.  The housing loans were originated by ME Bank in the name of Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3.  The housing loans are currently held by [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1] [SMHL                    [Fund] [Trust] [    ]-[ ]].

Perpetual Limited in its capacity as trustee of each of the funds established under the program holds legal title to the housing loans to be transferred to the fund.  On the issue of the notes the housing loans will cease to be assets of [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1] [SMHL                    [Fund] [Trust] [    ]-[ ]] and will become assets of the fund with the specified proceeds of the issue of the notes being used to fund the acquisition of the housing loans from Perpetual Limited, in its capacity as trustee of [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1] [SMHL                    [Fund]

[Trust] [    ]-[ ]].  On the Closing Date, the housing loans purchased by the fund will be specified in a bond issue direction from MEPM, in its capacity as manager of SMHL Global Fund [    ]-[ ].

The portfolio of housing loans consists of [           ] housing loans that have an aggregate Outstanding Principal Balance as of [                  ,       ] of approximately A$[                   ].  ME Bank originated the housing loans in the ordinary course of its business.

Pool Selection Criteria

The housing loans have been randomly selected by MEPM for inclusion in the housing loan pool from those loans held by [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1] [SMHL                    [Fund] [Trust] [    ]-[ ]] confirmed to comply with the representations and warranties set out under "Description of the Pool of Housing Loans—Representations and Warranties Regarding the Housing Loans" in this prospectus supplement and "Description of the Assets of a Fund—Representations and Warranties Regarding the Housing Loans" in the base prospectus [and criteria of the designated rating agencies].

Features of the Housing Loans

The housing loans to be transferred to the fund are secured by registered first ranking mortgages on properties located in Australia.  Each housing loan will be one of the types of products described under "Superannuation Members' Home Loans Residential Loan Program—SMHL Product Types" in the base prospectus.  Each housing loan may have some or all of the features described in the "Superannuation Members' Home Loans Residential Loan Program—SMHL Product Types" in the base prospectus.  The housing loans are either fixed rate for a specified period of time, then variable rate, variable rate or interest only for a specified period and then fixed or variable rate loans.  The maximum LVR for any housing loan with an interest only period is currently [95]%.  The interest only housing loans are subject to ME Bank's usual housing loan servicing criteria.  The mortgaged properties consist of owner-occupied and non-owner-occupied single family homes, but do not include mobile homes, commercial properties or properties under construction.

Details of the Housing Loan Pool

The information in the following tables sets forth in tabular format various details relating to the housing loans to be transferred to the fund on the Closing Date.  The information is provided as of the close of business on [               ,      ].  The sum in any column may not equal the total indicated due to rounding.

The aggregate Outstanding Principal Balance of the housing loans comprised in the assets of the fund as at the Closing Date is likely to be less than the amount shown in this prospectus supplement as a result of payments being made between the Pool Cut-Off Date and the Closing Date. To take account of this, the amount by which the initial aggregate Outstanding Principal Balance of all notes exceeds the aggregate Outstanding Principal Balance as at the Closing Date of all housing loans comprised in the assets of the fund will be treated as Principal Collections received during the first Quarterly Calculation Period. This amount will, accordingly, be paid to noteholders as a pass through of principal in accordance with the order of priorities set out in "Description of the Offered Notes—Principal Collections—Payments of Principal Collections on Quarterly Payment Dates" in this prospectus supplement.

In addition, MEPM may substitute housing loans proposed to be transferred to the fund on the Closing Date with other eligible housing loans or add additional eligible housing loans.  MEPM may do this if, for example, the loans originally selected are repaid early.  MEPM will not add, remove or substitute any housing loans prior to the Closing Date if this would result in a change of more than 5% in any of the characteristics of the pool of housing loans described under "Summary—Summary of the Notes" and "Summary—The Housing Loan Pool" in this prospectus supplement.

[This section may be modified for each series to describe the housing loan pool for that series].

 Housing Loan Pool by Original Term to Maturity

Range of Original Term (Months)*	Number of Loans	Balance Outstanding (A$)	Weighted Average Current LVR (%)	(%) by Number of Loans	(%) by Balance Outstanding
1 – 48	[ ]	[ ]	[ ]	[ ]	[ ]
49 – 60	[ ]	[ ]	[ ]	[ ]	[ ]
61 – 72	[ ]	[ ]	[ ]	[ ]	[ ]
73 – 84	[ ]	[ ]	[ ]	[ ]	[ ]
85 – 96	[ ]	[ ]	[ ]	[ ]	[ ]
97 – 108	[ ]	[ ]	[ ]	[ ]	[ ]
109 – 120	[ ]	[ ]	[ ]	[ ]	[ ]
121 – 132	[ ]	[ ]	[ ]	[ ]	[ ]
133 – 144	[ ]	[ ]	[ ]	[ ]	[ ]
145 – 156	[ ]	[ ]	[ ]	[ ]	[ ]
157 – 168	[ ]	[ ]	[ ]	[ ]	[ ]
169 – 180	[ ]	[ ]	[ ]	[ ]	[ ]
181 – 192	[ ]	[ ]	[ ]	[ ]	[ ]
193 – 204	[ ]	[ ]	[ ]	[ ]	[ ]
205 – 216	[ ]	[ ]	[ ]	[ ]	[ ]
217 – 228	[ ]	[ ]	[ ]	[ ]	[ ]
229 – 240	[ ]	[ ]	[ ]	[ ]	[ ]
241 – 252	[ ]	[ ]	[ ]	[ ]	[ ]
253 – 264	[ ]	[ ]	[ ]	[ ]	[ ]
265 – 276	[ ]	[ ]	[ ]	[ ]	[ ]
277 – 288	[ ]	[ ]	[ ]	[ ]	[ ]
289 – 300	[ ]	[ ]	[ ]	[ ]	[ ]
301 – 312	[ ]	[ ]	[ ]	[ ]	[ ]
313 – 324	[ ]	[ ]	[ ]	[ ]	[ ]
325 – 336	[ ]	[ ]	[ ]	[ ]	[ ]
337 – 348	[ ]	[ ]	[ ]	[ ]	[ ]
349 – 360	[ ]	[ ]	[ ]	[ ]	[ ]
Total	[ ]	[ ]	[ ]	100.00	100.00

*
[In the case of a housing loan that has experienced a top-up (and that has not experienced a simultaneous or subsequent loan term extension), the original term to maturity of the housing loan reflects the remaining term to maturity of the loan at the time of the top-up.  In the case of a housing loan that has experienced a top-up and a simultaneous loan term extension, the original term to maturity of the housing loan reflects the remaining term to maturity of the loan at the time of the top-up plus the loan term extension.]  In the case of a housing loan that has experienced a loan term extension [(including a loan that has previously experienced a top-up)], the original term to maturity of the housing loan reflects the initial loan term plus the loan term extension.

Housing Loan Pool by Remaining Term to Maturity

Range of Remaining Term (Months)*	Number of Loans	Balance Outstanding (A$)	Weighted Average Current LVR (%)	(%) by Number of Loans	(%) by Balance Outstanding
≤ 24	[ ]	[ ]	[ ]	[ ]	[ ]
25 – 36	[ ]	[ ]	[ ]	[ ]	[ ]
37 – 48	[ ]	[ ]	[ ]	[ ]	[ ]
49 – 60	[ ]	[ ]	[ ]	[ ]	[ ]
61 – 72	[ ]	[ ]	[ ]	[ ]	[ ]
73 – 84	[ ]	[ ]	[ ]	[ ]	[ ]
85 – 96	[ ]	[ ]	[ ]	[ ]	[ ]
97 – 108	[ ]	[ ]	[ ]	[ ]	[ ]
109 – 120	[ ]	[ ]	[ ]	[ ]	[ ]
121 – 132	[ ]	[ ]	[ ]	[ ]	[ ]
133 – 144	[ ]	[ ]	[ ]	[ ]	[ ]
145 – 156	[ ]	[ ]	[ ]	[ ]	[ ]
157 – 168	[ ]	[ ]	[ ]	[ ]	[ ]
169 – 180	[ ]	[ ]	[ ]	[ ]	[ ]
181 – 192	[ ]	[ ]	[ ]	[ ]	[ ]
193 – 204	[ ]	[ ]	[ ]	[ ]	[ ]
205 – 216	[ ]	[ ]	[ ]	[ ]	[ ]
217 – 228	[ ]	[ ]	[ ]	[ ]	[ ]
229 – 240	[ ]	[ ]	[ ]	[ ]	[ ]
241 – 252	[ ]	[ ]	[ ]	[ ]	[ ]
253 – 264	[ ]	[ ]	[ ]	[ ]	[ ]
265 – 276	[ ]	[ ]	[ ]	[ ]	[ ]
277 – 288	[ ]	[ ]	[ ]	[ ]	[ ]
289 – 300	[ ]	[ ]	[ ]	[ ]	[ ]
301 – 312	[ ]	[ ]	[ ]	[ ]	[ ]
313 – 324	[ ]	[ ]	[ ]	[ ]	[ ]
325 – 336	[ ]	[ ]	[ ]	[ ]	[ ]
337 – 348	[ ]	[ ]	[ ]	[ ]	[ ]
349 – 360	[ ]	[ ]	[ ]	[ ]	[ ]
Total	[ ]	[ ]	[ ]	100.00	100.00

*	Rounded up to the nearest month.

Housing Loan Pool by Seasoning

Range of Seasoning (Months)*	Number of Loans	Balance Outstanding (A$)	Weighted Average Current LVR (%)	(%) by Number of Loans	(%) by Balance Outstanding
> 0 ≤ 3	[ ]	[ ]	[ ]	[ ]	[ ]
> 3 ≤ 6	[ ]	[ ]	[ ]	[ ]	[ ]
> 6 ≤ 9	[ ]	[ ]	[ ]	[ ]	[ ]
> 9 ≤ 12	[ ]	[ ]	[ ]	[ ]	[ ]
> 12 ≤ 15	[ ]	[ ]	[ ]	[ ]	[ ]
> 15 ≤ 18	[ ]	[ ]	[ ]	[ ]	[ ]
> 18 ≤ 21	[ ]	[ ]	[ ]	[ ]	[ ]
> 21 ≤ 24	[ ]	[ ]	[ ]	[ ]	[ ]
> 24 ≤ 27	[ ]	[ ]	[ ]	[ ]	[ ]
> 27 ≤ 30	[ ]	[ ]	[ ]	[ ]	[ ]
> 30 ≤ 33	[ ]	[ ]	[ ]	[ ]	[ ]
> 33 ≤ 36	[ ]	[ ]	[ ]	[ ]	[ ]
> 36 ≤ 48	[ ]	[ ]	[ ]	[ ]	[ ]
> 48 ≤ 60	[ ]	[ ]	[ ]	[ ]	[ ]
> 60 ≤ 72	[ ]	[ ]	[ ]	[ ]	[ ]
> 72 ≤ 84	[ ]	[ ]	[ ]	[ ]	[ ]
> 84 ≤ 96	[ ]	[ ]	[ ]	[ ]	[ ]
> 96 ≤ 108	[ ]	[ ]	[ ]	[ ]	[ ]
> 108 ≤ 120	[ ]	[ ]	[ ]	[ ]	[ ]
> 120 ≤ 144	[ ]	[ ]	[ ]	[ ]	[ ]
> 144	[ ]	[ ]	[ ]	[ ]	[ ]
Total	[ ]	[ ]	[ ]	100.00	100.00

*	The seasoning of a housing loan represents the duration of time (rounded up to the nearest month) from the first disbursement date of a housing loan to the Pool Cut-Off Date.

Housing Loan Pool by Geographic Distribution and Metropolitan Location

Region	Number of Loans	Balance Outstanding (A$)	Weighted Average Current LVR (%)	(%) by Number of Loans	(%) by Balance Outstanding
Australian Capital Territory – Inner City	[ ]	[ ]	[ ]	[ ]	[ ]
Australian Capital Territory – Metro	[ ]	[ ]	[ ]	[ ]	[ ]
Australian Capital Territory – Non Metro	[ ]	[ ]	[ ]	[ ]	[ ]
New South Wales – Inner City	[ ]	[ ]	[ ]	[ ]	[ ]
New South Wales – Metro	[ ]	[ ]	[ ]	[ ]	[ ]
New South Wales – Non Metro	[ ]	[ ]	[ ]	[ ]	[ ]
Northern Territory – Metro	[ ]	[ ]	[ ]	[ ]	[ ]
Northern Territory – Non Metro	[ ]	[ ]	[ ]	[ ]	[ ]
Queensland – Inner City	[ ]	[ ]	[ ]	[ ]	[ ]
Queensland – Metro	[ ]	[ ]	[ ]	[ ]	[ ]
Queensland – Non Metro	[ ]	[ ]	[ ]	[ ]	[ ]
South Australia – Inner City	[ ]	[ ]	[ ]	[ ]	[ ]
South Australia – Metro	[ ]	[ ]	[ ]	[ ]	[ ]
South Australia – Non Metro	[ ]	[ ]	[ ]	[ ]	[ ]
Tasmania – Inner City	[ ]	[ ]	[ ]	[ ]	[ ]
Tasmania – Metro	[ ]	[ ]	[ ]	[ ]	[ ]
Tasmania – Non Metro	[ ]	[ ]	[ ]	[ ]	[ ]
Victoria – Inner City	[ ]	[ ]	[ ]	[ ]	[ ]
Victoria – Metro	[ ]	[ ]	[ ]	[ ]	[ ]
Victoria – Non Metro	[ ]	[ ]	[ ]	[ ]	[ ]
Western Australia – Inner City	[ ]	[ ]	[ ]	[ ]	[ ]
Western Australia – Metro	[ ]	[ ]	[ ]	[ ]	[ ]
Western Australia – Non Metro	[ ]	[ ]	[ ]	[ ]	[ ]
Total	[ ]	[ ]	[ ]	100.00	100.00

Housing Loan Pool by Remaining Principal Balance

Outstanding Principal Balance (A$)	Number of Loans	Balance Outstanding (A$)	Weighted Average Current LVR (%)	(%) by Number of Loans	(%) by Balance Outstanding
≤ $50,000.00	[ ]	[ ]	[ ]	[ ]	[ ]
$50,000.01 ≤ $100,000.00	[ ]	[ ]	[ ]	[ ]	[ ]
$100,000.01 ≤ $150,000.00	[ ]	[ ]	[ ]	[ ]	[ ]
$150,000.01 ≤ $200,000.00	[ ]	[ ]	[ ]	[ ]	[ ]
$200,000.01 ≤ $250,000.00	[ ]	[ ]	[ ]	[ ]	[ ]
$250,000.01 ≤ $300,000.00	[ ]	[ ]	[ ]	[ ]	[ ]
$300,000.01 ≤ $350,000.00	[ ]	[ ]	[ ]	[ ]	[ ]
$350,000.01 ≤ $400,000.00	[ ]	[ ]	[ ]	[ ]	[ ]
$400,000.01 ≤ $450,000.00	[ ]	[ ]	[ ]	[ ]	[ ]
$450,000.01 ≤ $500,000.00	[ ]	[ ]	[ ]	[ ]	[ ]
$500,000.01 ≤ $550,000.00	[ ]	[ ]	[ ]	[ ]	[ ]
$550,000.01 ≤ $600,000.00	[ ]	[ ]	[ ]	[ ]	[ ]
$600,000.01 ≤ $650,000.00	[ ]	[ ]	[ ]	[ ]	[ ]
$650,000.01 ≤ $700,000.00	[ ]	[ ]	[ ]	[ ]	[ ]
$700,000.01 ≤ $750,000.00	[ ]	[ ]	[ ]	[ ]	[ ]
$750,000.01 ≤ $800,000.00	[ ]	[ ]	[ ]	[ ]	[ ]
> $800,000.00	[ ]	[ ]	[ ]	[ ]	[ ]
Total	[ ]	[ ]	[ ]	100.00	100.00

Housing Loan Pool by Mortgage Insurer

Mortgage Insurer	Number of Loans	Balance Outstanding (A$)	Weighted Average Current LVR (%)	(%) by Number of Loans	(%) by Balance Outstanding
Genworth Financial Mortgage Insurance Pty Limited	[ ]	[ ]	[ ]	[ ]	[ ]
Commonwealth of Australia	[ ]	[ ]	[ ]	[ ]	[ ]
Total	[ ]	[ ]	[ ]	100.00	100.00

Housing Loan Pool by Timely Payment Cover

Timely Payment Cover Status	Number of Loans	Balance Outstanding (A$)	Weighted Average Current LVR (%)	(%) by Number of Loans	(%) by Balance Outstanding
Insured for Timely Payment Cover	[ ]	[ ]	[ ]	[ ]	[ ]
Not insured for Timely Payment Cover	[ ]	[ ]	[ ]	[ ]	[ ]
Total	[ ]	[ ]	[ ]	100.00%	100.00%

Housing Loan Pool by Current Loan-to-Valuation Ratio

Range of Current LVR (%)*	Number of Loans	Balance Outstanding (A$)	Weighted Average Current LVR (%)	(%) by Number of Loans	(%) by Balance Outstanding
>0% ≤ 25%	[ ]	[ ]	[ ]	[ ]	[ ]
> 25% & ≤ 30%	[ ]	[ ]	[ ]	[ ]	[ ]
> 30% & ≤ 35%	[ ]	[ ]	[ ]	[ ]	[ ]
> 35% & ≤ 40%	[ ]	[ ]	[ ]	[ ]	[ ]
> 40% & ≤ 45%	[ ]	[ ]	[ ]	[ ]	[ ]
> 45% & ≤ 50%	[ ]	[ ]	[ ]	[ ]	[ ]
> 50% & ≤ 55%	[ ]	[ ]	[ ]	[ ]	[ ]
> 55% & ≤ 60%	[ ]	[ ]	[ ]	[ ]	[ ]
> 60% & ≤ 65%	[ ]	[ ]	[ ]	[ ]	[ ]
> 65% & ≤ 70%	[ ]	[ ]	[ ]	[ ]	[ ]
> 70% & ≤ 75%	[ ]	[ ]	[ ]	[ ]	[ ]
> 75% & ≤ 80%	[ ]	[ ]	[ ]	[ ]	[ ]
> 80% & ≤ 85%	[ ]	[ ]	[ ]	[ ]	[ ]
> 85% & ≤ 90%	[ ]	[ ]	[ ]	[ ]	[ ]
> 90% & ≤ 95%	[ ]	[ ]	[ ]	[ ]	[ ]
Total	[ ]	[ ]	[ ]	100.00	100.00

*
The current loan-to-valuation ratio ("LVR") represents the Outstanding Principal Balance of the housing loans as at the Pool Cut-Off Date as a proportion of the value of the security property disclosed in the valuation for the security property obtained by ME Bank pursuant to the mortgage origination procedures.

Housing Loan Pool by Current Interest Rate

Current Interest Rate (%)	Number of Loans	Balance Outstanding (A$)	Weighted Average Current LVR (%)	(%) by Number of Loans	(%) by Balance Outstanding
5.51 – 6.00	[ ]	[ ]	[ ]	[ ]	[ ]
6.01 – 6.50	[ ]	[ ]	[ ]	[ ]	[ ]
6.51 – 7.00	[ ]	[ ]	[ ]	[ ]	[ ]
7.01 – 7.50	[ ]	[ ]	[ ]	[ ]	[ ]
7.51 – 8.00	[ ]	[ ]	[ ]	[ ]	[ ]
8.01 – 8.50	[ ]	[ ]	[ ]	[ ]	[ ]
8.51 – 9.00	[ ]	[ ]	[ ]	[ ]	[ ]
9.01 – 9.50	[ ]	[ ]	[ ]	[ ]	[ ]
≥ 9.51	[ ]	[ ]	[ ]	[ ]	[ ]
Total	[ ]	[ ]	[ ]	100.00	100.00

Housing Loan Pool by Occupancy Status

Occupancy Status	Number of Loans	Balance Outstanding (A$)	Weighted Average Current LVR (%)	(%) by Number of Loans	(%) by Balance Outstanding
Owner-Occupied	[ ]	[ ]	[ ]	[ ]	[ ]
Investment	[ ]	[ ]	[ ]	[ ]	[ ]
Total	[ ]	[ ]	[ ]	100.00	100.00

Housing Loan Pool by Loan Purpose

Loan Purpose	Number of Loans	Balance Outstanding (A$)	Weighted Average Current LVR (%)	(%) by Number of Loans	(%) by Balance Outstanding
Construction	[ ]	[ ]	[ ]	[ ]	[ ]
Purchase	[ ]	[ ]	[ ]	[ ]	[ ]
Refinance	[ ]	[ ]	[ ]	[ ]	[ ]
Renovation	[ ]	[ ]	[ ]	[ ]	[ ]
Other	[ ]	[ ]	[ ]	[ ]	[ ]
Total	[ ]	[ ]	[ ]	100.00	100.00

Housing Loan Pool by Property Type

Property Type	Number of Loans	Balance Outstanding (A$)	Weighted Average Current LVR (%)	(%) by Number of Loans	(%) by Balance Outstanding
Apartment	[ ]	[ ]	[ ]	[ ]	[ ]
House	[ ]	[ ]	[ ]	[ ]	[ ]
Land	[ ]	[ ]	[ ]	[ ]	[ ]
Townhouse	[ ]	[ ]	[ ]	[ ]	[ ]
Unit	[ ]	[ ]	[ ]	[ ]	[ ]
Total	[ ]	[ ]	[ ]	100.00	100.00

Housing Loan Pool by Loan Type

Loan Type	Number of Loans	Balance Outstanding (A$)	Weighted Average Current LVR (%)	(%) by Number of Loans	(%) by Balance Outstanding
Fixed Rate – Amortizing	[ ]	[ ]	[ ]	[ ]	[ ]
Fixed Rate – Interest Only	[ ]	[ ]	[ ]	[ ]	[ ]
Variable Rate – Amortizing	[ ]	[ ]	[ ]	[ ]	[ ]
Variable Rate – Interest Only	[ ]	[ ]	[ ]	[ ]	[ ]
Total	[ ]	[ ]	[ ]	100.00	100.00

Remaining Term until Fixed Rate Period Expires
for Loans with Initial Fixed Rate Periods

Housing loans comprised in the assets of the fund will have a fixed rate interest period expiry no later than the Fixed Rate End Date.

Remaining Term until Fixed Rate Period Expires (Months)	Number of Loans	Balance Outstanding (A$)	Weighted Average Current LVR (%)	(%) by Number of Loans	(%) by Balance Outstanding
> 0 ≤ 6	[ ]	[ ]	[ ]	[ ]	[ ]
> 6 ≤ 12	[ ]	[ ]	[ ]	[ ]	[ ]
> 12 ≤ 18	[ ]	[ ]	[ ]	[ ]	[ ]
> 18 ≤ 24	[ ]	[ ]	[ ]	[ ]	[ ]
> 24 ≤ 30	[ ]	[ ]	[ ]	[ ]	[ ]
> 30 ≤ 36	[ ]	[ ]	[ ]	[ ]	[ ]
> 36 ≤ 42	[ ]	[ ]	[ ]	[ ]	[ ]
> 42 ≤ 48	[ ]	[ ]	[ ]	[ ]	[ ]
> 48 ≤ 54	[ ]	[ ]	[ ]	[ ]	[ ]
> 54 ≤ 60	[ ]	[ ]	[ ]	[ ]	[ ]
Total	[ ]	[ ]	[ ]	100.00	100.00

Remaining Term until Interest Only Period Expires for Interest Only Loans

Remaining Term until Interest Only Period Expires (Months)	Number of Loans	Balance Outstanding (A$)	Weighted Average Current LVR (%)	(%) by Number of Loans	(%) by Balance Outstanding
> 0 ≤ 6	[ ]	[ ]	[ ]	[ ]	[ ]
> 6 ≤ 12	[ ]	[ ]	[ ]	[ ]	[ ]
> 12 ≤ 18	[ ]	[ ]	[ ]	[ ]	[ ]
> 18 ≤ 24	[ ]	[ ]	[ ]	[ ]	[ ]
> 24 ≤ 30	[ ]	[ ]	[ ]	[ ]	[ ]
> 30 ≤ 36	[ ]	[ ]	[ ]	[ ]	[ ]
> 36 ≤ 42	[ ]	[ ]	[ ]	[ ]	[ ]
> 42 ≤ 48	[ ]	[ ]	[ ]	[ ]	[ ]
> 48 ≤ 54	[ ]	[ ]	[ ]	[ ]	[ ]
> 54 ≤ 60	[ ]	[ ]	[ ]	[ ]	[ ]
Total	[ ]	[ ]	[ ]	100.00	100.00

Housing Loan Pool by Year of Maturity

Year of Maturity	Number of Loans	Balance Outstanding (A$)	Weighted Average Current LVR (%)	(%) by Number of Loans	(%) by Balance Outstanding
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
20[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Total	[ ]	[ ]	[ ]	100.00	100.00

Static Pool Information

Current static pool data with respect to prior securitized pools of housing loans serviced by the servicer is available on the internet at http://www.[                                  ] (the "Static Pool Information").  Static Pool Information provided on the web site for periods before January 1, 2006 is not deemed to be part of this prospectus supplement or the registration statement for the notes.

As used in the Static Pool Information, a housing loan is considered to be delinquent when a payment, or portion of a payment, due on any regular installment due date remains unpaid as of the close of business on that due date (or if the due date is not a Banking Day, on the Banking Day immediately following that due date).  The determination as to whether a loan falls into this category is made pursuant to the internal policies of ME Bank, as of the close of business on the due date (or if the due date is not a Banking Day, on the immediately following Banking Day).  Grace periods and partial payments do not affect these determinations.

A borrower may make payments in excess of the regular repayments required under the housing loan agreement.  The difference between the amount paid by the borrower and the minimum amount that the borrower is required to pay under the housing loan to date is referred to as the "loan prepayment".  If a borrower fails to make a minimum payment by an installment due date but has a loan prepayment that is equal to or greater than the amount due, an amount equal to the payment due will be deducted from the loan prepayment and applied to the housing loan as the payment due.  If the borrower continues to not make payments, the loan prepayment will be reduced and applied as a payment due against the housing loan until the loan prepayment is insufficient to cover a due payment.  When the loan prepayment is insufficient to cover any amount due, the loan will be determined to be delinquent at the close of business on the due date.

From time to time, ME Bank will modify a housing loan, recasting monthly payments for delinquent borrowers who have experienced financial difficulties.  Generally, such borrowers make payments under the modified terms for a trial period, before the modifications become final.  During any such trial period, delinquencies are reported based on the housing loan's original payment terms.  The trial period is designed to evaluate both a borrower's desire to remain in the mortgaged property and, in some cases, a borrower's capacity to pay a higher monthly payment obligation.  The trial period generally may extend to up to three months without the consent of Genworth Financial Mortgage Insurance Pty Limited, as mortgage insurer, and for any additional period agreed by the mortgage insurer before a modification is finalized.  Once the modifications become final delinquencies are reported based on the modified terms.  Generally, if a borrower fails to make payments during a trial period, the housing loan goes into normal collection processes, which may lead to foreclosure.

As the final stage of ME Bank's collections and enforcement process in respect of a delinquent housing loan, ME Bank forecloses on the mortgaged property and arranges for the property to be sold, with any costs associated with the sale of the mortgaged property capitalized to the Outstanding Principal Balance of the relevant housing loan.  If the proceeds realized upon sale of the mortgaged property are less than the Outstanding Principal Balance (including capitalized costs) of the relevant housing loan, ME Bank claims the shortfall from the relevant mortgage insurer.  Where the shortfall is fully recovered under the mortgage insurance policy, no loss is recorded with respect to the relevant housing loan.

If, however, ME Bank's mortgage insurance claim is declined or reduced by the mortgage insurer such that the shortfall cannot be fully recovered under the relevant mortgage insurance policy, ME Bank will evaluate the cost of applying further internal or external resources towards collection of the shortfall amount.  Where ME Bank determines that further debt collection is unlikely or will prove to not be cost effective, ME Bank will charge-off the shortfall in the final recovery in respect of the relevant housing loan.  A charge-off in respect of a housing loan will be taken only when ME Bank has determined that it has received all payments, cash recoveries and insurance proceeds that ME Bank reasonably and in good faith expects to be finally recoverable with respect to the housing loan, and that, accordingly, there remains an uncollectible account.  A Realized Loss in the amount of the charge-off will arise in respect of the housing loan and will be applied in accordance with the priorities described under "Description of the Offered Notes—Application of Realized Losses" in this prospectus supplement.

For a further discussion regarding delinquencies and losses, including the effect of prepayments or partial payments, see "Description of the Transaction Documents—The Mortgage Origination and Management Agreement—Enforcement of Mortgages—Collection and Enforcement Procedures" in the base prospectus.

There can be no assurance that the delinquency and loss experience set forth in the Static Pool Information will be representative of the results that may be experienced with respect to the housing loans comprising the housing loan pool for the fund.  The Static Pool Information represents the delinquency and loss experience for each pool of housing loans securitized by MEPM during the last five years for each of the periods presented, whereas the aggregate delinquency and foreclosure experience on the housing loan pool held by the fund will depend on the results obtained over the life of the housing loan pool.  In addition, the Static Pool Information may include housing loans with a variety of payment and other characteristics that may not correspond to those of the housing loans comprising the housing loan pool.  Moreover, if the residential real estate market should experience an overall decline in property values such that the principal balances of the housing loans comprising the housing loan pool become equal to or greater than the value of the related mortgaged properties, the actual rates of delinquencies and losses could be significantly higher than those previously experienced by ME Bank.  In addition, adverse economic conditions, which may or may not affect real property values, may affect the timely payment by borrowers of scheduled payments of principal and interest on the housing loans and, accordingly, the rates of delinquencies, bankruptcies and foreclosures with respect to the housing loan pool.  You should note that Australia experienced a period of relatively low interest rates during certain periods covered in the Static Pool Information.  If interest rates were to rise significantly, it is likely that the rate of delinquencies and losses would increase.

Delinquency Experience of the Housing Loans

For a discussion regarding the calculation of delinquencies, charge-offs and uncollectible accounts, including the effect of loan prepayments and partial payments, refer to the discussion above under "—Static Pool Information" as it applies to delinquency and loss experience on this housing loan pool.

The following tables summarize the delinquency experience of the housing loan pool.

Performance Characteristics of the Housing Loan Pool*

Month End:	January 20[ ]	February 20[ ]	March 20[ ]	April 20[ ]	May 20[ ]	June 20[ ]
Outstanding Balance (A$000s	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Number of Loans Outstanding	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Delinquent Loans:
31 to 60 days
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
61 to 90 days
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
91 to 120 days
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
121 days or more
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Total Delinquencies
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

*	Totals may not sum exactly due to rounding.

Month End:	July 20[ ]	August 20[ ]	September 20[ ]	October 20[ ]	November 20[ ]	December 20[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Number of Loans Outstanding	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Delinquent Loans:
31 to 60 days
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
61 to 90 days
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
91 to 120 days
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
121 days or more
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Total Delinquencies
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Month End:	January 20[ ]	February 20[ ]	March 20[ ]	April 20[ ]	May 20[ ]	June 20[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Number of Loans Outstanding	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Delinquent Loans:
31 to 60 days
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
61 to 90 days
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
91 to 120 days
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
121 days or more
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Total Delinquencies
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Month End:	July 20[ ]	August 20[ ]	September 20[ ]	October 20[ ]	November 20[ ]	December 20[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Number of Loans Outstanding	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Delinquent Loans:
31 to 60 days
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
61 to 90 days
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
91 to 120 days
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
121 days or more
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Total Delinquencies
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Month End:	January 20[ ]	February 20[ ]	March 20[ ]	April 20[ ]	May 20[ ]	June 20[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Number of Loans Outstanding	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Delinquent Loans:
31 to 60 days
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
61 to 90 days
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
91 to 120 days
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
121 days or more
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Total Delinquencies
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Month End:	July 20[ ]	August 20[ ]	September 20[ ]	October 20[ ]	November 20[ ]	December 20[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Number of Loans Outstanding	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Delinquent Loans:
31 to 60 days
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
61 to 90 days
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
91 to 120 days
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
121 days or more
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Total Delinquencies
Number of Loans	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Balance (A$000s)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Percentage of Period Pool Balance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Representations and Warranties Regarding the Housing Loans

Pursuant to the terms of the mortgage origination and management agreement and the bond issue confirmation certificate, ME Bank will make various representations and warranties to the issuer trustee and MEPM as of the Closing Date by reference to the facts and circumstances then existing, and on each date that a substitute housing loan is transferred to the fund, with respect to the housing loans being transferred to the issuer trustee.  For a description of these representations and warranties, see "Description of the Assets of a Fund—Representations and Warranties Regarding the Housing Loans" in the base prospectus.  In addition to the representations and warranties specified in the base prospectus, ME Bank will make additional representations and warranties below to the issuer trustee and MEPM as at the Closing Date by reference to the facts and circumstances then existing, and on each date that a substitute housing loan is transferred to the fund, with respect to the housing loans being transferred to the issuer trustee, including that:

•
the housing loan secured by the mortgage is repayable on fully amortizing terms within [30 years] of the date of the securitisation fund bond issue direction and at least one year before the final maturity date of the notes;

•
subject to the terms of the applicable Approved Mortgage Insurance Policy, the mortgage is covered by an Approved Mortgage Insurance Policy for an amount not less than 100% of the amounts outstanding under the mortgage[, certain of which policies also include timely payment cover in respect of housing loan installments.  See "The Mortgage Insurance Policies—Timely Payment Cover" in this prospectus supplement]; and

•
the current ratio that the principal amount of the housing loan bears to the value of the property at the time the housing loan is made was equal to or less than [95]% or such higher ratio as MEPM determines from time to time after consultation with the designated rating agencies.

[Insert any additional representations and warranties].

A breach of any of these representations and warranties may result in a repurchase of the applicable housing loans, a repurchase of the applicable housing loans and a purchase of substitute housing loans or a purchase of substitute housing loans.  See "Description of the Assets of a Fund—Breach of Representations and Warranties" in the base prospectus.

The issuer trustee has not investigated or made any inquiries regarding the accuracy of the representations and warranties and has no obligation to do so.  The issuer trustee is entitled to rely entirely upon the representations and warranties being correct, unless an officer of the issuer trustee involved in the administration of the fund has actual notice to the contrary.

The Mortgage Insurance Policies

Each housing loan is insured under a mortgage insurance policy.  Each housing loan held by the fund is insured under one of the following master mortgage insurance policies:

•	a master policy with the Commonwealth of Australia, dated July 7, 1994;

•
a master policy with Genworth Financial Mortgage Insurance Pty Limited (ABN 60 106 974 305) (formerly named GE Mortgage Insurance Company Pty Limited), dated December 12, 1997 (this master policy was formerly written with GE Mortgage Insurance Pty Ltd (ABN 61 071 466 334), which transferred this master policy pursuant to a "scheme" described under "—Description of the Mortgage Insurers—Loans Insured by the Genworth Financial Group");

•
a master policy with Genworth Financial Mortgage Insurance Pty Limited (ABN 60 106 974 305) (formerly named GE Mortgage Insurance Company Pty Limited), dated March 13, 2000 (effective from October 25, 1999) (this master policy was formerly written with GE Capital Mortgage Insurance Corporation (Australia) Pty Ltd (ABN 52 081 488 440) and GE Mortgage Insurance Pty Ltd (ABN 61 071 466 334), which transferred this master policy pursuant to a "scheme" described under "—Description of the Mortgage Insurers—Loans Insured by the Genworth Financial Group");

•	a master policy with Genworth Financial Mortgage Insurance Pty Limited (ABN 60 106 974 305) (formerly named GE Mortgage Insurance Company Pty Limited), dated 11 November 2008.

A separate insurance policy is issued in respect of each housing loan on the terms of one of these master policies.  Individual mortgage insurance is effected on the date of origination of the housing loan.  When the LVR is less than 80%, SMHL Origination Fund No. 3 pays a single up-front premium.  If the LVR is equal to or greater than 80%, the borrower pays a single up-front premium.  After payment of the up-front premium, no further premium is payable by either the borrower, SMHL Origination Fund No. 3 or the issuer trustee, unless additional funds are made available.

The benefit of the mortgage insurance policies will be held by the issuer trustee and will cease to be held by Perpetual Limited in its capacity as trustee of [SMHL Origination Fund No. 3] [SMHL Warehousing Trust 2004-1] [SMHL                    [Fund] [Trust] [    ]-[ ]] on the Closing Date in respect of housing loans held by the fund.

This section is a summary of the general provisions of the mortgage insurance policies.

Description of the Mortgage Insurers

Loans Insured by the Commonwealth of Australia

Housing Loans Insurance Corporation ("HLIC" or the "Statutory Authority") was a Commonwealth Government statutory authority established under the Housing Loans Insurance Act 1965 (Cth).  With effect from December 15, 1997, the Commonwealth Government:

•
transferred to the Commonwealth Government, pursuant to the Housing Loans Insurance Corporation (Transfer of Assets and Abolition) Act 1996 (Cth), the liabilities of the Statutory Authority in relation to contracts of insurance to which the Statutory Authority was a party immediately before that day;

•
established a new corporation, Housing Loans Insurance Corporation Limited (ABN 071 466 334), which has since changed its name to GE Mortgage Insurance Pty Ltd ("GEMI"), to manage these contracts of insurance on behalf of the Commonwealth of Australia; and

•	sold that new corporation (including the assets and infrastructure of the Statutory Authority) to GE Capital Australia, which is a wholly-owned subsidiary of General Electric Company ("GE").

References in this prospectus supplement to "HLIC" are, with respect to contracts of insurance to which the Statutory Authority was a party on or before December 12, 1997 and which are now vested in the Commonwealth of Australia.

Loans Insured by the Genworth Financial Group

GE Capital Mortgage Insurance Corporation (Australia) Pty Limited ("GEMICO") commenced operations in March 1998 and was established by GE as a sister company to GEMI.  It was also a wholly-owned subsidiary of GE Capital Australia.

Together GEMI and GEMICO insured all loans between December 15, 1997 and March 31, 2004.

On March 31, 2004, the lenders mortgage insurance ("LMI") businesses (including all of the LMI policies written during such period) of GEMI and GEMICO were transferred to a new entity – GE Mortgage Insurance Company Pty Limited ("Genworth GEMICO").

The transfer of the LMI policies was made pursuant to two separate schemes under the Insurance Act 1973 (Cth) (the "Insurance Act") approved by both the Australian Prudential Regulation Authority and the Federal Court of Australia.  One scheme effected the transfer of LMI policies issued by GEMI and the other scheme effected the transfer of LMI policies issued by GEMICO.

On or about May 24, 2004, Genworth GEMICO became a wholly-owned subsidiary of a newly incorporated and U.S. domiciled entity, Genworth Financial Inc. (NYSE: GNW).  Genworth Financial Inc. is a leading Fortune 500 global financial security company.  Its products and services help meet the investment, protection, retirement and lifestyle needs of over 15 million customers in more than 25 countries.  Genworth Financial Inc., which traces its roots back to 1871, became a public company in 2004 and is headquartered in Richmond, Virginia.  Genworth Financial has its principal lenders mortgage insurance operations in the United States, the United Kingdom, Canada and Australia.

On November 25, 2005, Genworth GEMICO changed its name to Genworth Financial Mortgage Insurance Pty Limited (ABN 60 106 974 305).  Genworth Financial Mortgage Insurance Pty Limited is a limited liability company under the Corporations Act 2001 (Cth).  As at [                 ,       ], Genworth Financial Mortgage Insurance Pty Limited had total assets of A$[                ] and shareholder's equity of A$[                ].

The principal place of business of Genworth Financial Mortgage Insurance Pty Limited is Level 26, 101 Miller Street, North Sydney, New South Wales, Australia.

[The identities of the mortgage insurers shown above are subject to change.  The mortgage insurers for each pool will be specified in the related final prospectus supplement].

Period of Cover

The issuer trustee has the benefit of a master mortgage insurance policy in respect of each housing loan insured under it from the Closing Date until the earliest of:

•	if the housing loan or the mortgage securing the housing loan is beneficially assigned by the party then insured, midnight on the day immediately preceding such assignment;

•	the date the housing loan or the mortgage securing the housing loan is assigned, transferred or mortgaged to a party other than Perpetual Limited;

•	the date the housing loan is repaid in full;

•
the date the housing loan ceases to be secured by the relevant mortgage other than where the mortgage is discharged by the operation of a compulsory acquisition or sale by a government for public purpose;

•	the date the master mortgage insurance policy is cancelled in respect of the housing loan in accordance with the terms of the master mortgage insurance policy; and

•
the maturity date set out in the certificate of insurance issued by the mortgage insurer in relation to the housing loan or as extended with the consent of the mortgage insurer or as varied by a court under the Credit Code.

Loss Coverage

If a loss date occurs in respect of a housing loan insured under a master mortgage insurance policy, the mortgage insurer will pay to the issuer trustee the loss in respect of a housing loan.

A loss date means:

•	if a default occurs under the insured loan and the mortgaged property is sold pursuant to enforcement proceedings, the date on which the sale is completed;

•	if a default occurs under the insured loan and the issuer trustee or a prior approved mortgagee becomes the absolute owner by foreclosure of the mortgaged property, the date on which this occurs;

•
if a default occurs under the insured loan and the mortgagor sells the mortgaged property with the prior approval of the issuer trustee and the mortgage insurer, the date on which the sale is completed;

•
if the mortgaged property is compulsorily acquired or sold by a government for public purposes and there is a default under the housing loan, or where the mortgage has been discharged by the operation of the compulsory acquisition or sale and there is a failure in repayment of the housing loan which would have been a default but for the occurrence of compulsory acquisition, the later of the date of the completion of the acquisition or sale or 28 days after the date of the default; or

•	where the mortgage insurer has agreed to pay a claim under the master mortgage insurance policy, the date specified in that agreement.

A "default" in respect of an insured housing loan means any event which triggers the issuer trustee's power of sale in relation to the mortgaged property.

The loss payable by the mortgage insurer to the issuer trustee in respect of an insured loan is the amount outstanding, less the deductions referred to below, in relation to the housing loan, in each case calculated as of the loss date.

The amount outstanding under a housing loan is the aggregate of the following:

•	the principal amount outstanding together with any interest, fees or charges outstanding as of the loss date;

•	fees and charges paid or incurred by the issuer trustee; and

•	other amounts, including fines or penalties, approved by the mortgage insurer;

which the issuer trustee is entitled to recover under the housing loan or a related guarantee.  If the Credit Code applies to the relevant housing loan, the amount outstanding shall not exceed the amount required to pay out the housing loan as calculated in accordance with the Credit Code at the last date prior to the loss date.

The mortgage insurer may make the following deductions:

•
where the mortgaged property is sold, the sale price or where the mortgaged property is compulsorily acquired, the amount of compensation, less, in either case, any amount required to discharge any approved prior mortgage;

•	where foreclosure action occurs, the value of the issuer trustee's interest in the mortgaged property, including the interest of any unapproved prior mortgagee;

•	any amount received by the issuer trustee under any Collateral Security;

•
any amounts paid to the issuer trustee by way of rents, profits or proceeds in relation to the mortgaged property or under any insurance policy for the mortgaged property and not applied in restoration or repair;

•	any interest that exceeds interest at the non-default interest rate payable in relation to the housing loan, unless the Credit Code applies;

•	any fees or charges other than:

○	premiums for general insurance policies, levies and other charges payable to a body corporate under the Australian strata titles system, rates, taxes and other statutory charges;

○
reasonable and necessary legal and other fees and disbursements of enforcing or protecting the issuer trustee's rights under the housing loan, up to a maximum of A$[10,000], unless otherwise approved in writing by the mortgage insurer;

○	repair, maintenance and protection of the mortgaged property, up to a maximum amount of A$[3,000], unless otherwise approved in writing by the mortgage insurer;

○	reasonable costs of the sale of the mortgaged property up to a maximum amount of A$[2,000] plus selling agent's commission, unless otherwise approved in writing by the mortgage insurer; and

○	any fees and charges that exceed those recoverable under the Credit Code less any amount that must be accounted for to the borrower or the relevant mortgagor;

•	losses arising out of damage to the mortgaged property other than:

○	fair wear and tear; or

○
losses recovered and applied in the restoration or repair of the mortgaged property prior to the loss date or losses recovered under a general insurance policy and applied to reduce the amount outstanding under the housing loan;

•	any amounts by which a claim may be reduced under the master mortgage insurance policy; and

•	any deductible or amount specified in the schedule to the master mortgage insurance policy.

A claim for loss in respect of a housing loan must be made within [30] days from the relevant loss date unless the mortgage insurer agrees otherwise.

Exclusions

The master mortgage insurance policies do not cover any loss arising from:

•	any additional advance which is not an approved additional advance;

•	any amount paid to discharge a security which has priority over a mortgage other than an approved prior mortgage;

•	any civil or criminal penalty imposed under any legislation including the National Credit Code; or

•	any loss caused by, arising from or related to:

○	a mortgage not being enforceable in accordance with its terms;

○	any war or war-like activity;

○	the use, existence or escape of nuclear weapons material or ionizing radiation from or contamination by radioactivity from any nuclear fuel or nuclear waste or from the combustion of nuclear fuel;

○	contamination of the property;

○	terrorism or terrorist activities;

○	riot or civil commotion;

○	termites or other insects or vermin;

○	Physical Damage other than fair wear and tear;

○	the failure, malfunction or inadequacy of any computer hardware or software not belonging to Genworth Financial Mortgage Insurance Pty Limited; or

○
any amount of GST, fine, penalty or charge for which the issuer trustee is or becomes liable because of a failure to disclose or a misstatement made by anyone in relation to the issuer trustee's entitlement to an input tax credit.

Timely Payment Cover

For housing loans originated on or prior to January 14, 2007, and for certain housing loans originated during the period between January 15, 2007 and July 15, 2007, each mortgage insurance policy also includes a timely payment cover for losses resulting from the failure of a borrower to pay all or part of a regular installment payment when due where that failure continues for 14 days after the due date.  Timely payment cover applies to housing loans settled during the period between January 15, 2007 and July 15, 2007 in respect of which a letter of offer was extended to the relevant borrowers on or prior to January 14, 2007.  The mortgage insurance policy for each housing loan originated on or after July 16, 2007 does not include timely payment cover.  Timely payment cover applies to [    ]% by aggregate Outstanding Principal Balance of the loans in the housing loan pool.

Where timely payment cover applies to a housing loan, the loss covered by timely payment cover is the amount by which the actual payment on the housing loan, if any, received by the issuer trustee is less than the payment due on a regular installment due date, calculated at the non-default interest rate for the housing loan, less any amount by which a claim may be reduced under the master mortgage insurance policy.  If the Credit Code applies to a housing loan, the maximum loss payable in respect of a repayment installment is the amount of the repayment installment in accordance with the Credit Code.  Timely payment cover on each applicable housing loan covers up to an aggregate of 12 repayment installments.

Refusal or Reduction in Claim

The mortgage insurer may refuse or reduce the amount of a claim with respect to a housing loan by the amount that fairly represents the extent by which its interests have been prejudiced by the issuer trustee's failure to comply with any condition, provision or requirement of the mortgage insurance policy, including if:

•	a term of the master mortgage insurance policy is breached;

•	there is not a servicer approved by the mortgage insurer;

•	the insured mortgage or any Collateral Security has not been duly stamped and registered in the relevant Australian jurisdiction;

•	the issuer trustee does not comply with the obligation to seek the mortgage insurer's consent under certain circumstances; or

•	the issuer trustee does not comply with certain reporting obligations.

Description of the Offered Notes

General

The issuer trustee will issue the offered notes on the Closing Date pursuant to a securitisation fund bond issue direction from MEPM as manager of the fund to the issuer trustee to issue the offered notes and [the other Class A notes,] [the Class AB notes,] the Class B notes and the liquidity notes on the terms of the master trust deed, the supplementary bond terms notice relating to the notes and the note trust deed.  The notes will be governed by the laws of New South Wales.  The following summary, together with the description of the offered notes in the base prospectus, describes the material terms of the Class A[ ] notes [and the Class [insert the name of any other notes offered by this prospectus supplement] notes].  The summary does not purport to be complete and is subject to the terms and conditions of the note trust deed and the other transaction documents.  The holders of offered notes are bound by, and deemed to have notice of, all the provisions of the transaction documents.  The note trust deed has been duly qualified under the U.S. Trust Indenture Act of 1939, as amended.

The Class A[ ] notes [and the Class [insert the name of any other notes offered by this prospectus supplement] notes] constitute direct, unconditional and general obligations of the issuer trustee, in its capacity as trustee of the fund and in no other capacity, to be met from the assets of the fund.  Subject to provisions set forth in this prospectus supplement, [each of] the Class A[ ] notes [and the Class [insert the name of any other notes offered by this prospectus supplement] notes] will rank pari passu, without any preference among themselves.  The Class A[ ] notes [and the Class [insert the name of any other notes offered by this prospectus supplement] notes] will rank equally with [the Class A[ ] notes] [and] [the Class A[ ] notes] and without any preference among the Class A[ ] notes, [the Class A[ ] notes] [and] [the Class A[ ] notes].  [Insert description of ranking of any other notes offered by this prospectus supplement].

Form of the Offered Notes

Book-Entry Registration

The Class A[ ] notes [and the Class [insert the name of any other notes offered by this prospectus supplement] notes] will be issued only in permanent book-entry format in minimum denominations of US$[              ] or integral multiples thereof.  While the Class A[ ] notes [and the Class [insert the name of any other notes offered by this prospectus supplement] notes] are in book-entry form, all references to actions by the Class A[ ] noteholders [and the Class [insert the name of any other notes offered by this prospectus supplement] noteholders] will refer to actions taken by DTC upon instructions from its participating organizations and all references in this prospectus supplement and the base prospectus to payments, notices, reports and statements to Class A[ ] noteholders [and Class [insert the name of any other notes offered by this prospectus supplement] noteholders] will refer to payments, notices, reports and statements to DTC or its nominee, as the registered noteholder, for distribution to owners of the Class A[ ] notes [and the Class [insert the name of any other notes offered by this prospectus supplement] notes] in accordance with DTC's procedures.

In addition to DTC, interests in the offered notes may be held through Clearstream Banking, societe anonyme ("Clearstream, Luxembourg") or the Euroclear System, in Europe, which in turn hold through DTC, as described in the base prospectus.

For a description of book-entry registration, see "Description of the Offered Notes—Form of the Offered Notes—Book-Entry Registration" in the base prospectus.

Certificated Notes

Offered notes will be issued as certificated offered notes, rather than in book-entry form, only if one of the events described in the base prospectus under "Description of the Offered Notes—Form of the Offered Notes—Certificated Notes" occurs.

Class A[ ] [and Class [insert the name of any other notes offered by this prospectus supplement]] certificated notes will be transferable and exchangeable at the specified offices of the Class A note registrar.

Class A Note Registrar

[                                     ] is the initial Class A note registrar with respect to the Class A notes [(other than any Class A[ ] notes)] and its initial specified offices are located at [                                                     ].

Offices, Charges and Duties of Class A Note Registrar

The Class A note registrar must at all times have specified offices in New York.  The Class A note registrar will not impose a service charge for any registration of transfer or exchange, but may require payment of an amount sufficient to cover any tax or other governmental charge.  The issuer trustee will not be required to make and the Class A note registrar will not be required to register transfers or exchanges of Class A[ ] [and Class [insert the name of any other notes offered by this prospectus supplement]] certificated notes selected for redemption or of any Class A[ ] [or Class [insert the name of any other notes offered by this prospectus supplement]] certificated note for a period of 30 days preceding the due date for any payment with respect to that Class A[ ] [or Class [insert the name of any other notes offered by this prospectus supplement]] certificated note.

Payments on the Notes

The issuer trustee will make payments on a monthly basis in relation to [the Class A[ ] notes][, the Class AB notes] and the Class B notes, on a quarterly basis in relation to the Class A[ ] notes [and the Class A[ ] notes] and other payments and allocations either on a monthly or quarterly basis, as applicable.  On each Quarterly Payment Date, each relevant paying agent, without need for the noteholders to present the relevant notes, will distribute principal and interest, if any, to the registered Class A[ ] noteholders [and Class [insert the name of any other notes offered by this prospectus supplement] noteholders] as of the Banking Day preceding that Quarterly Payment Date if the Class A[ ] notes [and Class [insert the name of any other notes offered by this prospectus supplement] notes] are held in book-entry form, or, if the Class A[ ] notes [and Class [insert the name of any other notes offered by this prospectus supplement] notes] are held in certificated form, the last day of the prior calendar month.

Any installment of interest or principal payable on any certificated Class A[ ] note [and Class [insert the name of any other notes offered by this prospectus supplement] note] which is punctually paid or duly provided for by the issuer trustee to each relevant paying agent on the applicable Quarterly Payment Date or final maturity date, shall be paid, in accordance with the procedures set forth in the note trust deed, the terms and conditions of the Class A[ ] notes [and Class [insert the name of any other notes offered by this prospectus supplement] notes] and the supplementary bond terms notice relating to the notes, to the person on whose name such Class A[ ] note [or Class [insert the name of any other notes offered by this prospectus supplement] note] is registered at the close of business on the last day of the immediately preceding calendar month, by check mailed first-class, postage prepaid, to such person's address as it appears on the note register on the close of business on the last day of the immediately preceding calendar month.

Key Dates and Periods

The following are the relevant dates and periods for the allocation of cash flows and their payments.

Calculation Period	means a Monthly Calculation Period or a Quarterly Calculation Period, as the context requires.

Cut-Off	means a Monthly Cut-Off or a Quarterly Cut-Off, as the context requires.

Interest Period	means a Monthly Interest Period or a Quarterly Interest Period, as the context requires.

Monthly Calculation Period	means, in relation to a Monthly Payment Date:

• which relates to the first Monthly Calculation Period:

○
with respect to the principal under the housing loans secured by mortgages comprised in the assets of the fund, the period from (and including) the Pool Cut-Off Date to (and including) the first Monthly Cut-Off; and

○ with respect to all other amounts received or applied by the issuer trustee, the period from (and including) the Closing Date to (and including) the first Monthly Cut-Off;

• which relates to the last Monthly Calculation Period, the period from (but excluding) the preceding Monthly Cut-Off to (and including) the date of final redemption on which all amounts due on the notes are redeemed in full; and

	•	which relates to any other Monthly Calculation Period, the period from (but excluding) the preceding Monthly Cut-Off to (and including) the Monthly Cut-Off relating to such Monthly Payment Date.

Monthly Cut-Off	means, in relation to a Monthly Payment Date, close of business on the day which is seven Banking Days prior to that Monthly Payment Date.

Monthly Interest Period	means, in relation to a Monthly Payment Date:

	•	which relates to the first Monthly Interest Period, the period from (and including) the Closing Date to (but excluding) the first Monthly Payment Date;

•
which relates to the last Monthly Interest Period, the period from (and including) the preceding Monthly Payment Date to (but excluding) the date of final redemption on which all amounts due on the notes are redeemed in full; and

	•	which relates to any other period, the period from (and including) the preceding Monthly Payment Date to (but excluding) that Monthly Payment Date.

Monthly Payment Date	means the [ ]th day of each of calendar month (Sydney time) or, if the [ ]th day is not a Banking Day, then the next Banking Day, beginning in [ ].

Payment Date	means a Monthly Payment Date or a Quarterly Payment Date, as the context requires.

Quarterly Calculation Period	means, in relation to a Quarterly Payment Date:

	•	which relates to the first Quarterly Calculation Period:

○
with respect to the principal under the housing loans secured by mortgages comprised in the assets of the fund, the period from (and including) the Pool Cut-Off Date to (and including) the first Quarterly Cut-Off; and

○ with respect to all other amounts received or applied by the issuer trustee, the period from (and including) the Closing Date to (and including) the first Quarterly Cut-Off;

•
which relates to the last Quarterly Calculation Period, the period from (but excluding) the preceding Quarterly Cut-Off to (and including) the date of final redemption on which all amounts due on the notes are redeemed in full; and

	•	which relates to any other Quarterly Calculation Period, the period from (but excluding) the preceding Quarterly Cut-Off to (and including) the Quarterly Cut-Off relating to such Quarterly

Payment Date.

Quarterly Cut-Off	means, in relation to a Quarterly Payment Date, close of business on the day which is seven Banking Days prior to that Quarterly Payment Date.

Quarterly Interest Period	means, in relation to a Quarterly Payment Date:

	•	which relates to the first Quarterly Interest Period, the period from (and including) the Closing Date to (but excluding) the first Quarterly Payment Date;

•
which relates to the last Quarterly Interest Period, the period from (and including) the preceding Quarterly Payment Date to (but excluding) the date of final redemption on which all amounts due on the notes are redeemed in full; and

	•	which relates to any other period, the period from (and including) the preceding Quarterly Payment Date to (but excluding) that Quarterly Payment Date.

Quarterly Payment Date
means the [    ]th day of each of [          ], [          ], [          ] and [          ] (New York time[, in the case of the Class A[ ] notes, and London time, in the case of the Class A[ ] notes, respectively]) or, if the [    ]th day is not a Banking Day, then the next Banking Day, beginning in [                   ].

Example Calendar

The following is an example calendar for the first full quarterly period:

Monthly Calculation Period	Close of business on [ ] to [ ]
Monthly Payment Date	[ ]
Monthly Interest Period	[ ] to [ ]
Monthly Calculation Period	[ ] to [ ]
Monthly Payment Date	[ ]
Monthly Interest Period	[ ] to [ ]
Monthly Calculation Period	[ ] to [ ]
Quarterly Calculation Period	Close of business on [ ] to [ ]
Monthly and Quarterly Payment Date	[ ]
Monthly Interest Period	[ ] to [ ]
Quarterly Interest Period	[ ] to [ ]

Calculation of Collections

No later than six Banking Days before each Payment Date, MEPM will calculate the Collections for the immediately preceding Monthly Calculation Period or Quarterly Calculation Period, as applicable.

Collections

Collections for a relevant Calculation Period means the aggregate of all amounts received by the issuer trustee or applied towards Collections in respect of the fund during the relevant Calculation Period.  This will include:

•	payments of interest, principal, fees and other amounts under the housing loans;

•	proceeds from the enforcement of the housing loans;

•	amounts received under the relevant mortgage insurance policies;

•	amounts recovered from losses on housing loans not previously received;

•
amounts received from ME Bank for breaches of representations or undertakings which have not been designated by MEPM as Suspended Moneys (Suspended Moneys are described in "Description of the Assets of a Fund—Substitution of Housing Loans" in the base prospectus);

•
any amounts received during the relevant Calculation Period in respect of Authorized Investments (other than funds comprised in the cash collateral account or received under the payment funding facility);

•
any amounts applied from the cash collateral account under the terms of the supplementary bond terms notice relating to the notes as described under "Description of the Offered Notes—Interest Collections—Liquidity Reserve Advances" in this prospectus supplement; and

•	any amounts received under a fixed-floating interest rate swap in respect of the relevant Calculation Period on the relevant Payment Date;

but does not include:

•	any amounts received during the relevant Calculation Period in respect of Authorized Investments comprised in the cash collateral account;

•	any amounts received during the relevant Calculation Period that the issuer trustee is obligated to pay to a mortgage insurer under a relevant mortgage insurance policy;

•	any amounts received during the relevant Calculation Period under or arising from any drawing under any payment funding facility;

•	any amounts received during the relevant Calculation Period under or arising from any drawing under any redraw funding facility;

•	[any amounts received during the relevant Calculation Period under or arising from any drawing under any top-up funding facility;]

•
to the extent that a fixed-floating interest rate swap provider has defaulted under the relevant fixed-floating interest rate swap, any Close-Out Amount (as defined in the terms of that fixed-floating interest rate swap) which may be used by the issuer trustee to enter into an equivalent fixed-floating interest rate swap;

•
to the extent that a fixed-floating interest rate swap provider has not defaulted under the relevant fixed-floating interest rate swap, any amounts provided to the issuer trustee during the relevant Calculation Period as a consequence of a downgrade or withdrawal of the rating of the fixed-floating interest rate swap provider by a designated rating agency, as collateral against default by the fixed-floating interest rate swap provider under the relevant fixed-floating interest rate swap;

•
to the extent that a currency swap provider has defaulted under the relevant currency swap, any Close-Out Amount (as defined in the terms of that currency swap) which will be used by the issuer trustee to enter into an equivalent currency swap;

•
to the extent that a currency swap provider has not defaulted under the relevant currency swap, any amounts provided to the issuer trustee during the relevant Calculation Period as a consequence of a downgrade or withdrawal of the rating of that currency swap provider by a designated rating agency, as collateral against default by that currency swap provider under the relevant currency swap;

•
if such Calculation Period relates to a Monthly Payment Date that is not also a Quarterly Payment Date, any funds retained in the bank account for the fund or invested in Authorized Investments on any preceding Monthly Payment Date that was not also a Quarterly Payment Date, which funds were allocated on such preceding Monthly Payment Date as described in "Description of the Offered Notes—Interest Collections—Interest Collections Waterfall" and "Description of the Offered Notes—Principal Collections—Principal Collections Waterfall" in this prospectus supplement to be applied on the next Quarterly Payment Date; [and]

•
any amounts received by the issuer trustee during the relevant Calculation Period that have been designated by MEPM as Suspended Moneys (see "Description of the Assets of a Fund—Substitution of Housing Loans" in the base prospectus); [; and]

•	[an amount equal to the A$ Equivalent of the aggregate initial Outstanding Principal Balance of all notes issued in that Calculation Period].

Interest Collections

No later than the sixth Banking Day before each Payment Date, MEPM will calculate the Interest Collections for the immediately preceding Monthly Calculation Period or Quarterly Calculation Period, as applicable.  Interest Collections for a Monthly Calculation Period or Quarterly Calculation Period means all Collections for that Monthly Calculation Period or Quarterly Calculation Period other than Principal Collections.

Interest Collections Waterfall

Subject to the terms of the security trust deed and the supplementary bond terms notice relating to the notes, on each Monthly Payment Date prior to the enforcement of the charge under the security trust deed, the issuer trustee must, based on the calculations, instructions and directions provided to it by MEPM (to the extent it has not already done so in accordance with this Interest Collections Waterfall or as described under "Description of the Offered Notes—Payment Funding Facility" in this prospectus supplement), apply the Interest Collections for the relevant Monthly Calculation Period in the following order of priority:

(a)	first, in or toward payment of or allowance for taxes in respect of the fund;

(b)
second, pari passu and rateably, in or toward payment of or allowance for the issuer trustee's fee, the security trustee’s fee under the security trust deed, the fees of the Class A note trustee, the paying agents, the Class A note registrar, the calculation agent and the Transparency Directive agent, the manager's fee and any Expenses (other than the Expenses referred to below in this Interest Collections Waterfall) in respect of the fund;

(c)
third, pari passu and rateably, without duplication, in or toward payment of or allowance for any amounts payable or to be allowed for under paragraph (d) of this Interest Collections Waterfall on any previous Monthly Payment Date if there had been sufficient Interest Collections, which have not been paid or allowed for by the issuer trustee, together with accrued interest thereon;

(d)	fourth, pari passu and rateably:

(i)	in or toward payment of any interest due in respect of any redraw funding facility [or any top-up funding facility] on that Monthly Payment Date;

(ii)

(A)
on any Monthly Payment Date that is not also a Quarterly Payment Date, in or toward allowance for the A$ Class A Interest Amount for the portion of the applicable Quarterly Interest Period that also falls within the applicable Monthly Interest Period, to be retained in the bank account for the fund or invested in Authorized Investments until applied to payment of the A$ Class A Interest Amount to the currency swap provider[s] on the following Quarterly Payment Date in accordance with paragraph (d)(ii)(B) of this Interest Collections Waterfall; and

(B)
on any Monthly Payment Date that is also a Quarterly Payment Date, in or toward payment to the currency swap provider[s] of the A$ Class A Interest Amount for the applicable Quarterly Interest Period on that Quarterly Payment Date, including, without duplication, all amounts retained in the bank account for the fund or invested in Authorized Investments in accordance with paragraph (d)(ii)(A) of this Interest Collections Waterfall on the two preceding Monthly Payment Dates, in order that such currency swap provider[s] may then apply the equivalent US$ [and Euro] amounts to the payment of interest due on the Class A[ ] notes [and the Class A[ ] notes, respectively,] for the applicable Quarterly Interest Period on such Quarterly Payment Date;

(iii)	[in or toward payment to the Class A[ ] noteholders of interest due on the Class A[ ] notes for the applicable Monthly Interest Period on that Monthly Payment Date;]

(iv)
in or toward payment of any amounts payable to a fixed-floating interest rate swap provider on termination of the relevant fixed-floating interest rate swap (other than in respect of any amounts payable to such fixed-floating interest rate swap provider under paragraph (r) of this Interest Collections Waterfall); and

(v)

(A)
on any Monthly Payment Date that is not also a Quarterly Payment Date, in or toward allowance for any amounts payable to a currency swap provider on termination of the relevant currency swap (other than in respect of any amounts payable to such currency swap provider under paragraph (r) of this Interest Collections Waterfall), to be retained in the bank account for the fund or invested in Authorized Investments until applied to payment to such currency swap provider on the following Quarterly Payment Date in accordance with paragraph (d)(v)(B) of this Interest Collections Waterfall; and

(B)
on any Monthly Payment Date that is also a Quarterly Payment Date, in or toward payment of any amounts payable to a currency swap provider on termination of the relevant currency swap (other than in respect of any amounts payable to such currency swap provider under paragraph (r) of this Interest Collections Waterfall), including, without duplication, all amounts retained in the bank account for the fund or invested in Authorized Investments in accordance with paragraph (d)(v)(A) of this Interest Collections Waterfall on the two preceding Monthly Payment Dates;

(e)
[fifth, pari passu and rateably, without duplication, in or toward payment of any amounts payable under paragraph (f) of this Interest Collections Waterfall on any previous Monthly Payment Date if there had been sufficient Interest Collections, which have not been paid by the issuer trustee, together with accrued interest thereon;]

(f)	[sixth, pari passu and rateably, in or toward payment to the Class AB noteholders of interest due on the Class AB notes for the applicable Monthly Interest Period on that Monthly Payment Date;]

(g)
seventh, pari passu and rateably, without duplication, in or toward payment of any amounts payable under paragraph (h) of this Interest Collections Waterfall on any previous Monthly Payment Date if there had been sufficient Interest Collections, which have not been paid by the issuer trustee, together with accrued interest thereon;

(h)	eighth, pari passu and rateably, in or toward payment to the Class B noteholders of interest due on the Class B notes for the applicable Monthly Interest Period on that Monthly Payment Date;

(i)	ninth, in crediting to the cash collateral account the amount (if any) by which the Required Cash Collateral exceeds the amount of funds on deposit in the cash collateral account;

(j)
tenth, to reimburse, in the order of priorities specified in the Principal Collections Waterfall, any amounts that have been paid or allowed for on any previous Monthly Payment Date, to the extent not already reimbursed under this paragraph (j) of the Interest Collections Waterfall, under paragraphs (a), (b), (c)[, (d)] and (e) of the Principal Collections Waterfall;

(k)	eleventh, pari passu and rateably, in or toward payment to the liquidity noteholder of interest payable in respect of the liquidity notes;

(l)	twelfth, pari passu and rateably:

(i)
in or toward reinstatement in the books of the fund of the Redraw Principal Outstanding under any redraw funding facility to the extent of any Carry Over Redraw Charge Offs, with effect immediately prior to, and to be taken into account in, the distribution of moneys pursuant to the Principal Collections Waterfall on such Monthly Payment Date (an amount equal to any such reinstatement of the Redraw Principal Outstanding to be allocated to Principal Collections for application on that Monthly Payment Date in the order of priorities specified in the Principal Collections Waterfall);

(ii)
[in or toward reinstatement in the books of the fund of the Top-up Principal Outstanding under any top-up funding facility to the extent of any Carry Over Top-up Charge Offs, with effect immediately prior to, and to be taken into account in, the distribution of moneys pursuant to the Principal Collections Waterfall on such Monthly Payment Date (an amount equal to any such reinstatement of the Top-up Principal Outstanding to be allocated to Principal Collections for application on that Monthly Payment Date in the order of priorities specified in the Principal Collections Waterfall);]

(iii)	in respect of the A$ Equivalent of any Carry Over Class A Charge Offs:

(A)	and the Class A[ ] notes [and the Class A[ ] notes, respectively]:

(1)
on any Monthly Payment Date that is not also a Quarterly Payment Date, without duplication, in or toward reinstatement in the books of the fund of the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs [and the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs], to be applied on the following Quarterly Payment Date in accordance with paragraph (l)(iii)(A)(2) of this Interest Collections Waterfall (an amount equal to the A$ Equivalent of any such reinstatement of the Outstanding Principal Balance of the Class A[ ] notes [and any such reinstatement of the Outstanding Principal Balance of the Class A[ ] notes] to be retained in the bank account for the fund or invested in Authorized Investments until allocated to Principal Collections in accordance with paragraph (l)(iii)(A)(2) of this Interest Collections Waterfall for application on the following Quarterly Payment Date in the order of priorities specified in the Principal Collections Waterfall); and

(2)
on any Monthly Payment Date that is also a Quarterly Payment Date, having taken into account any amounts allocated under paragraph (l)(iii)(A)(1) of this Interest Collections Waterfall for this purpose since the preceding Quarterly Payment Date, in or toward reinstatement in the books of the fund of the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs [and the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs], with effect immediately prior to, and to be taken into account in, the distribution of moneys pursuant to the Principal Collections Waterfall on such Quarterly Payment Date (an amount equal to the A$ Equivalent of any such reinstatement of the Outstanding Principal Balance of the Class A[ ] notes [and any such reinstatement of the Outstanding Principal Balance of the Class A[ ] notes], including, without duplication, all amounts retained in the bank account for the fund or invested in Authorized Investments in accordance with paragraph (l)(iii)(A)(1) of this Interest Collections Waterfall on the two preceding Monthly Payment Dates, to be allocated to Principal Collections for application on that Quarterly Payment Date in the order of priorities specified in the Principal Collections Waterfall); and

(B)
[and the Class A[ ] notes, in or toward reinstatement in the books of the fund of the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs, with effect immediately prior to, and to be taken into account in, the distribution of moneys pursuant to the Principal Collections Waterfall on such Monthly Payment Date (an amount equal to any such reinstatement of the Outstanding Principal Balance of the Class A[ ] notes to be allocated to Principal Collections for application on that Monthly Payment Date in the order of priorities specified in the Principal Collections Waterfall);] and

(m)
[thirteenth, pari passu and rateably, in or toward reinstatement in the books of the fund of the Outstanding Principal Balance of the Class AB notes to the extent of any Carry Over Class AB Charge Offs, with effect immediately prior to, and to be taken into account in, the distribution of moneys pursuant to the Principal Collections Waterfall on such Monthly Payment Date (an amount equal to any such reinstatement of the Outstanding Principal Balance of the Class AB

notes to be allocated to Principal Collections for application on that Monthly Payment Date in the order of priorities specified in the Principal Collections Waterfall);]

(n)
fourteenth, pari passu and rateably, in or toward reinstatement in the books of the fund of the Outstanding Principal Balance of the Class B notes to the extent of any Carry Over Class B Charge Offs, with effect immediately prior to, and to be taken into account in, the distribution of moneys pursuant to the Principal Collections Waterfall on such Monthly Payment Date (an amount equal to any such reinstatement of the Outstanding Principal Balance of the Class B  notes to be allocated to Principal Collections for application on that Monthly Payment Date in the order of priorities specified in the Principal Collections Waterfall);

(o)	fifteenth, in or toward payment to the issuer trustee of the amount (if any) required to reduce the amount of Realized Losses for the relevant Monthly Calculation Period to zero;

(p)
sixteenth, in or toward payment of any break costs payable on cancellation of any fixed-floating interest rate swap to the extent that those amounts are not recovered under the relevant housing loans comprised in the assets of the fund in the form of any applicable prepayment fees or a drawing has not been made under a payment funding facility;

(q)	seventeenth (to the extent not paid or allowed for under the Principal Collections Waterfall), pari passu and rateably:

(i)	in or toward repayment of any principal and other amounts due and payable under any redraw funding facility;

(ii)	[in or toward repayment of any principal and other amounts due and payable under any top-up funding facility;] and

(iii)
in or toward repayment of any principal and other amounts (excluding amounts payable pursuant to paragraph (k)(ii) of this Interest Collections Waterfall) due and payable under any payment funding facility;

(r)	eighteenth, pari passu and rateably:

(i)
in or toward payment of any amounts payable to any fixed-floating interest rate swap provider on termination of the relevant fixed-floating interest rate swap where such fixed-floating interest rate swap provider is the defaulting party or sole affected party (other than as a consequence of a "Tax Event", "Force Majeure Event" or "Illegality" as defined in the terms of the relevant fixed-floating interest rate swap); and

(ii)

(A)
on any Monthly Payment Date that is not also a Quarterly Payment Date, in or toward allowance for any amounts payable to a currency swap provider on termination of the relevant currency swap where such currency swap provider is the defaulting party or sole affected party (other than as a consequence of a "Tax Event", "Force Majeure Event" or "Illegality" as defined in the terms of the relevant currency swap), to be retained in the bank account for the fund or invested in Authorized Investments until applied to payment to such currency swap provider on the following Quarterly Payment Date in accordance with paragraph (r)(ii)(B) of this Interest Collections Waterfall; and

(B)
on any Monthly Payment Date that is also a Quarterly Payment Date, in or toward payment of any amounts payable to a currency swap provider on termination of the relevant currency swap where such currency swap provider is the defaulting party or sole affected party (other than as a consequence of a "Tax Event", "Force Majeure Event" or "Illegality" as defined in the terms of the relevant currency swap), including, without duplication, all amounts retained in the bank account for the fund or invested in Authorized Investments in accordance with paragraph (r)(ii)(A) of this Interest Collections Waterfall on the two preceding Monthly Payment Dates; and

(s)	nineteenth, in or toward payment of any amounts payable to the income unitholder of the fund in accordance with the terms of the master trust deed.

Liquidity Reserve Advances

If on any relevant Monthly Payment Date, the Collections (other than Collections with respect to amounts applied from the cash collateral account) for the relevant Calculation Period are less than the aggregate amounts payable under paragraphs (a) to (h) (inclusive) of the Interest Collections Waterfall (see "Description of the Offered Notes—Interest Collections—Interest Collections Waterfall" in this prospectus supplement), MEPM must direct the issuer trustee to withdraw from the cash collateral account an amount equal to the lesser of the amount of such shortfall on such Monthly Payment Date and the balance of the cash collateral account, which amount will then be applied to and become part of the Collections available for application on the relevant Monthly Payment Date in accordance with paragraphs (a) to (h) (inclusive) of the Interest Collections Waterfall.  For a description of the liquidity reserve for the fund, see "Summary—Liquidity Reserve" in this prospectus supplement and "Description of the Transaction Documents—Liquidity Reserve" in the base prospectus.

Principal Draws

If on any relevant Payment Date, the Collections (other than Collections with respect to amounts applied from the cash collateral account) for the relevant Calculation Period are less than the aggregate amounts payable under paragraphs (a), (b), (d), (f) and (h) of the Interest Collections Waterfall (see "Description of the Offered Notes—Interest Collections—Interest Collections Waterfall" in this prospectus supplement), MEPM must direct the issuer trustee to apply a portion of the Principal Collections, to the extent that funds are available under paragraphs (a), (b), (c), (d) and (e) of the Principal Collections Waterfall (see "Description of the Offered Notes—Principal Collections—Principal Collections Waterfall" in this prospectus supplement), in an amount equal to the lesser of the amount of such shortfall on such Payment Date and the available Principal Collections, which amount will then be applied to and become part of the Interest Collections available for application on the relevant Monthly Payment Date in accordance with paragraphs (a), (b), (d), (f) and (h) of the Interest Collections Waterfall.

Any application of Principal Collections to cover a shortfall in Interest Collections will be reimbursed out of any Interest Collections available for this purpose on subsequent Monthly Payment Dates as described in paragraph (j) of the Interest Collections Waterfall.

Interest on the Notes

Calculation of Interest Payable on the Notes

Up to, but excluding the Step-up Date, the interest rate for the Class A[ ] notes for the related Interest Period will be equal to LIBOR plus [    ]%[, the interest rate for the Class A[ ] notes for the related Interest Period will be equal to EURIBOR plus [   ]%] [and] [the interest rate for the Class A[ ] notes for the related Interest Period will be equal to the Benchmark Rate plus [   ]%].  If the issuer trustee has not redeemed all of the Class A[ ] notes by the Step-up Date, then the interest rate for each related Interest Period commencing on or after that date will be equal to LIBOR plus [    ]%.  [If the issuer trustee has not redeemed all of the Class A[ ] notes by the Step-up Date, then the interest rate for each related Interest Period commencing on or after that date will be equal to EURIBOR plus [    ]%.]  [If the issuer trustee has not redeemed all of the Class A[ ] notes by the Step-up Date, then the interest rate for each related Interest Period commencing on or after that date will be equal to the Benchmark Rate plus [    ]%].  The interest rate on the Class A[ ] notes for the first Interest Period will be determined on [               ,       ].

[Up to, but excluding the Step-up Date, the interest rate for the Class AB notes for the related Interest Period will be equal to the Benchmark Rate plus [   ]%.  If the issuer trustee has not redeemed all of the Class AB notes by the Step-up Date, then the interest rate for each related Interest Period commencing on or after that date will be equal to the Benchmark Rate plus [    ]%].  The interest rate on the Class AB notes for the first Interest Period will be determined on [               ,       ].]

The Step-up Date refers to a Quarterly Payment Date occurring on or after the date on which the aggregate Outstanding Principal Balance of all housing loans comprised in the assets of the fund at that time is equal to or less than 10% of the aggregate initial Outstanding Principal Balance of all housing loans as at the Pool Cut-Off Date.

The interest rate for the Class B notes for a particular Interest Period will be equal to the Benchmark Rate on the first day of that Interest Period plus a margin.

With respect to any Payment Date, interest on the notes will be calculated as the product of:

•	the interest rate calculated on a daily basis for such class of notes for the relevant Interest Period;

•	the Invested Amount of such note as of the first day of the relevant Interest Period, after giving effect to any payments of principal made with respect to such note on such day; and

•
a fraction, the numerator of which is the actual number of days in the relevant Interest Period and the denominator of which is 360 days for the Class A[ ] notes [and the Class A[ ] notes], or 365 days for [the Class A[ ] notes,] [the Class AB notes] [and] the Class B notes.

A note will stop earning interest on any date on which the Outstanding Principal Balance of the note is reduced to zero (provided that interest shall thereafter begin to accrue from (and including) any date on which the Outstanding Principal Balance of that note becomes greater than zero) or, if the Outstanding Principal Balance of the note is not zero on the due date for redemption in full of the note, unless payment of principal is improperly withheld or refused, following which the note will continue to earn interest on the Invested Amount of the note at the rate from time to time applicable to the note until the later of the date on which the Class A note trustee or principal paying agent receives the moneys in respect of the notes and notifies the holders of that receipt or the date on which the Outstanding Principal Balance of the note has been reduced to zero (provided that interest shall thereafter begin to accrue from (and including) any date on which the Outstanding Principal Balance of that note becomes greater than zero).

If interest is not paid on a note on the date when it is due and payable (other than because the due date is not a Banking Day), that unpaid interest will itself bear interest at the interest rate applicable to that note until the unpaid interest, and the amount of interest on it, is available for payment by the issuer trustee.

Calculation of LIBOR [and EURIBOR]

In respect of the Class A[ ] notes, on the second day in London on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) before the beginning of each Interest Period, the calculation agent will determine LIBOR for the next Interest Period.

[In respect of the Class A[ ] notes, on the second day which is a TARGET Settlement Day before the beginning of each Interest Period, the calculation agent will determine EURIBOR for the next Interest Period.]

Principal Collections

No later than six Banking Days before each Payment Date, MEPM will calculate the Principal Collections for the immediately preceding Monthly Calculation Period or Quarterly Calculation Period, as applicable.  Principal Collections for a Monthly Calculation Period or Quarterly Calculation Period, as applicable, represent an amount of the Collections for that Calculation Period equal to:

•	the aggregate Outstanding Principal Balance of the housing loans comprised in the assets of the fund as at the commencement of that Calculation Period; minus

•	the aggregate Outstanding Principal Balance of the housing loans as at the end of that Calculation Period; minus

•	any Realized Losses for that Calculation Period; plus

•	in the case of the first Calculation Period only, an amount (if any) equal to:

○
the sum of the A$ Equivalent of the total initial Outstanding Principal Balance of the Class A[ ] notes[, the Class A[ ] notes][, the Class A[ ] notes][, the Class AB notes] and the Class B notes as at the Closing Date; minus

○	the aggregate Outstanding Principal Balance of the housing loans as at the Closing Date; plus

•	any proceeds from the enforcement of the housing loans; plus

•	any amounts received under Relevant Mortgage Insurance Policies; plus

•	any amounts recovered from Realised Losses on housing loans not previously received; plus

•
any amounts received from ME Bank for breaches of representations or undertakings which have not been designated by MEPM as Suspended Moneys, to the extent of the proportion of any such amounts allocable to principal, calculated based on the proportion of all outstanding moneys on each relevant housing loan represented by principal.

Principal Collections Waterfall

Subject to the terms of the security trust deed and the supplementary bond terms notice relating to the notes, on each Monthly Payment Date prior to the enforcement of the charge under the security trust deed, the issuer trustee must, based on the calculations, instructions and directions provided to it by MEPM (to the extent it has not already done so in accordance with this Principal Collections Waterfall or as described under "Description of the Offered Notes—Payment Funding Facility" in this prospectus supplement), apply the Principal Collections, together with any amounts to be applied under this Principal Collections Waterfall pursuant to paragraphs (j), (l), (m), (n) and (o) of the Interest Collections Waterfall, for the relevant Monthly Calculation Period in the following order of priority:

(a)
first, in or toward payment of or allowance for taxes in respect of the fund (to the extent not otherwise paid or allowed for under paragraph (a) of the Interest Collections Waterfall or under a liquidity reserve advance from the cash collateral account);

(b)
second, pari passu and rateably, in or toward payment of or allowance for the issuer trustee's fee, the security trustee’s fee under the security trust deed, the fees of the Class A note trustee, the paying agents, the Class A note registrar, the calculation agent and the Transparency Directive agent, the manager's fee and any Expenses (other than the Expenses referred to below in this

Principal Collections Waterfall) in respect of the fund (to the extent not otherwise paid or allowed for under paragraph (b) of the Interest Collections Waterfall or under a liquidity reserve advance from the cash collateral account);

(c)
third, pari passu and rateably, without duplication, in or toward payment of or allowance for any amounts payable or to be allowed for under paragraph (d) of the Interest Collections Waterfall, but which remain unpaid or unallocated (to the extent not paid or allowed for on that Monthly Payment Date or any prior Monthly Payment Date under paragraph (d) of the Interest Collections Waterfall or under a liquidity reserve advance from the cash collateral account), in the order of priorities specified in paragraph (d) of the Interest Collections Waterfall:

(i)	in or toward payment of any interest due under any redraw funding facility [or any top-up funding facility] on that Monthly Payment Date;

(ii)

(A)
on any Monthly Payment Date that is not also a Quarterly Payment Date, in or toward allowance for the A$ Class A Interest Amount for the portion of the applicable Quarterly Interest Period that also falls within the applicable Monthly Interest Period, to be retained in the bank account for the fund or invested in Authorized Investments until applied to payment of the A$ Class A Interest Amount to the currency swap provider[s] on the following Quarterly Payment Date in accordance with paragraph (c)(ii)(B) of this Principal Collections Waterfall; and

(B)
on any Monthly Payment Date that is also a Quarterly Payment Date, in or toward payment to the currency swap provider[s] of the A$ Class A Interest Amount for the applicable Quarterly Interest Period on that Quarterly Payment Date, including, without duplication, all amounts retained in the bank account for the fund or invested in Authorized Investments in accordance with paragraph (c)(ii)(A) of this Principal Collections Waterfall on the two preceding Monthly Payment Dates, in order that such currency swap provider[s] may then apply the equivalent US$ [and Euro] amounts to the payment of interest due on the Class A[ ] notes [and the Class A[ ] notes, respectively,] for the applicable Quarterly Interest Period on such Quarterly Payment Date;

(iii)	[in or toward payment of interest due on the Class A[ ] notes for the applicable Monthly Interest Period on that Monthly Payment Date;]

(iv)
in or toward payment of any amounts payable to a fixed-floating interest rate swap provider on termination of the relevant fixed-floating interest rate swap (other than in respect of any amounts payable to such fixed-floating interest rate swap provider under paragraph (r) of the Interest Collections Waterfall); and

(v)

(A)
on any Monthly Payment Date that is not also a Quarterly Payment Date, in or toward allowance for any amounts payable to a currency swap provider on termination of the relevant currency swap (other than in respect of any amounts payable to such currency swap provider under paragraph (r) of the Interest Collections Waterfall), to be retained in the bank account for the fund or invested in Authorized Investments until applied to payment to such currency swap provider on the following Quarterly Payment Date in accordance with paragraph (c)(v)(B) of this Principal Collections Waterfall; and

(B)
on any Monthly Payment Date that is also a Quarterly Payment Date, in or toward payment of any amounts payable to a currency swap provider on termination of the relevant currency swap (other than in respect of any amounts payable to such currency swap provider under paragraph (r) of the Interest Collections Waterfall), including, without duplication, all amounts retained in the bank account for the fund or invested in Authorized Investments in accordance with paragraph (c)(v)(A) of this Principal Collections Waterfall on the two preceding Monthly Payment Dates;

(d)
[fourth, pari passu and rateably, without duplication, in or toward payment of any amounts payable under paragraph (f) of the Interest Collections Waterfall in respect of interest due on the Class AB notes for the applicable Monthly Interest Period on that Monthly Payment Date, but which remain unpaid (to the extent not paid or allowed for on that Monthly Payment Date or any prior Monthly Payment Date under paragraph (f) of the Interest Collections Waterfall or under a liquidity reserve advance from the cash collateral account);]

(e)
fifth, pari passu and rateably, without duplication, in or toward payment of any amounts payable under paragraph (h) of the Interest Collections Waterfall in respect of interest due on the Class B notes for the applicable Monthly Interest Period on that Monthly Payment Date, but which remain unpaid (to the extent not paid or allowed for on that Monthly Payment Date or any prior Monthly Payment Date under paragraph (h) of the Interest Collections Waterfall or under a liquidity reserve advance from the cash collateral account);

(f)	sixth, pari passu and rateably:

(i)	in or toward repayment of any Redraw Principal Outstanding under any redraw funding facility; [and]

(ii)	[in or toward repayment of any Top-up Principal Outstanding under any top-up funding facility];

(g)	seventh, pari passu and rateably, in or toward payments approved by MEPM under any loan redraw facility;

(h)	eighth, pari passu and rateably, without duplication:

(i)

(A)
on any Monthly Payment Date that is not also a Quarterly Payment Date, in or toward allowance for the A$ Equivalent of the Outstanding Principal Balance on the Class A[ ] notes [and the Class A[ ] notes, respectively], to be retained in the bank account for the fund or invested in Authorized Investments until applied to payment to the currency swap provider[s] on the following Quarterly Payment Date in accordance with paragraph (h)(i)(B) of this Principal Collections Waterfall, which amounts are thereafter to be applied to payment of principal on the Class A[ ] notes [and the Class A[ ] notes] on such Quarterly Payment Date, until the Outstanding Principal Balance of the Class A[ ] notes [and the Class A[ ] notes] is reduced to zero; and

(B)
on any Monthly Payment Date that is also a Quarterly Payment Date, in or toward payment to the currency swap provider[s] of the A$ Equivalent of the Outstanding Principal Balance on the Class A[ ] notes [and the Class A[ ] notes, respectively,] including, without duplication, all amounts retained in the bank account for the fund or invested in Authorized Investments in accordance with paragraph (h)(i)(A) of this Principal Collections Waterfall on the two preceding Monthly Payment Dates, in order that such currency swap provider[s] may then apply the equivalent

US$ [and Euro] amounts to the payment of principal on the Class A[ ] notes [and the Class A[ ] notes, respectively,] on such Quarterly Payment Date, until the Outstanding Principal Balance of the Class A[ ] notes [and the Class A[ ] notes] is reduced to zero;

(ii)	[in or toward payment of principal to the Class A[ ] noteholders until the Outstanding Principal Balance of the Class A[ ] notes is reduced to zero;]

(i)	[ninth, pari passu and rateably, in or toward payment of principal to the Class AB noteholders until the Outstanding Principal Balance of the Class AB notes is reduced to zero;]

(j)	tenth, pari passu and rateably, in or toward payment of principal to the Class B noteholders until the Outstanding Principal Balance of the Class B Notes is reduced to zero;

(k)	eleventh, pari passu and rateably (to the extent not reinstated in the books of the fund under paragraph (l) of the Interest Collections Waterfall):

(i)
in or toward reinstatement in the books of the fund of the Redraw Principal Outstanding under any redraw funding facility to the extent of any Carry Over Redraw Charge Offs, with immediate effect, and payment of such reinstated Redraw Principal Outstanding under any redraw funding facility on such Monthly Payment Date;

(ii)
[in or toward reinstatement in the books of the fund of the Top-up Principal Outstanding under any top-up funding facility to the extent of any Carry Over Top-up Charge Offs, with immediate effect, and payment of such reinstated Top-up Principal Outstanding under any top-up funding facility on such Monthly Payment Date;]

(iii)	in respect of the A$ Equivalent of any Carry Over Class A Charge Offs:

(A)	and the Class A[ ] notes [and the Class A[ ] notes, respectively]:

(1)
on any Monthly Payment Date that is not also a Quarterly Payment Date, without duplication, in or toward reinstatement in the books of the fund of the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs [and the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs], to be applied and paid on the following Quarterly Payment Date in accordance with paragraph (k)(iii)(A)(2) of this Principal Collections Waterfall (an amount equal to the A$ Equivalent of any such amount that is to be applied toward reinstatement of the Outstanding Principal Balance of the Class A[ ] notes [and reinstatement of the Outstanding Principal Balance of the Class A[ ] notes] and paid on the following Quarterly Payment Date to be retained in the bank account for the fund or invested in Authorized Investments until reinstated in the books of the fund and paid to the currency swap provider[s] on the following Quarterly Payment Date in accordance with paragraph (k)(iii)(A)(2) of this Principal Collections Waterfall); and

(2)
on any Monthly Payment Date that is also a Quarterly Payment Date, having taken into account any amounts allocated under paragraph (k)(ii)(A)(1) of this Principal Collections Waterfall for this purpose since the preceding Quarterly Payment Date, in or toward reinstatement in the books of the fund of the Outstanding

Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs [and the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs], with immediate effect, and payment to the currency swap provider[s] of the A$ Equivalent of such reinstated Outstanding Principal Balance of the Class A[ ] notes [and the A$ Equivalent of such reinstated Outstanding Principal Balance of the Class A[ ] notes], including, without duplication, all amounts retained in the bank account for the fund or invested in Authorized Investments in accordance with paragraph (k)(ii)(A)(1) of this Principal Collections Waterfall on the two preceding Monthly Payment Dates, in order that the currency swap provider[s] may then apply the equivalent US$ [and Euro] amounts to payment of reinstated principal on the Class A[ ] notes [and the Class A[ ] notes, respectively,] on such Quarterly Payment Date; and

(B)
[and the Class A[ ] notes, in or toward reinstatement in the books of the fund of the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs, with immediate effect, and payment of such reinstated Outstanding Principal Balance of the Class A[ ] notes on such Monthly Payment Date;]

(l)
[twelfth, pari passu and rateably (to the extent not reinstated in the books of the fund under paragraph (m) of the Interest Collections Waterfall), in or toward reinstatement in the books of the fund of the Outstanding Principal Balance of the Class AB notes to the extent of any Carry Over Class AB Charge Offs, with immediate effect, and payment of such reinstated Outstanding Principal Balance of the Class AB notes on such Monthly Payment Date;]

(m)
thirteenth, pari passu and rateably (to the extent not reinstated in the books of the fund under paragraph (n) of the Interest Collections Waterfall), in or toward reinstatement in the books of the fund of the Outstanding Principal Balance of the Class B notes to the extent of any Carry Over Class B Charge Offs, with immediate effect, and payment of such reinstated Outstanding Principal Balance of the Class B notes on such Monthly Payment Date;

(n)
fourteenth, in or toward payment of any break costs payable on cancellation of any fixed-floating interest rate swap to the extent that those amounts are not recovered under the relevant housing loans comprised in the assets of the fund in the form of any applicable prepayment fees or a drawing has not been made under a payment funding facility (to the extent not otherwise paid or allowed for under the Interest Collections Waterfall); and

(o)	fifteenth, pari passu and rateably:

(i)
provided that the Invested Amount of all of the Class A[ ] notes, [the Class A[ ] notes,] [the Class A[ ] notes,] [the Class AB notes] and the Class B notes is zero or will be zero following any payments made on the relevant Monthly Payment Date, in or toward payment to the liquidity noteholder of the principal amount outstanding in respect of the liquidity notes; and

(ii)	in or toward payment of any principal amount outstanding in respect of any payment funding facility.

Fees and Expenses Paid in Priority to Offered Notes

The following table sets forth all fees and expenses that are payable out of cash flows from the housing loans relating to the fund on a monthly basis prior to payments and allocations of interest and principal to the holders of the offered notes.  The table also describes the servicing fee, which is paid out of the mortgage component of the manager's fee, and not directly out of the cash flow on the pool assets.

Description	Amount	Receiving Entity
Issuer Trustee's Feei	[0.04]% of the aggregate Outstanding Principal Balance of all loans in the housing loan pool as at the last day of each month, payable monthly in arrears on the related Monthly Payment Date	Perpetual Limited
Manager's Feeii
A sliding scale feeiii, consisting of a mortgage componentiv and a cash componentv, calculated monthly and payable monthly in arrears on the related Monthly Payment Date.

Out of the mortgage component of the manager's fee, MEPM retains an amount equal to the sum of MEPM's Expenses attributable to the fund plus [5]% of those Expenses for the monthly period; the remainder of the mortgage component of the manager's fee is paid by MEPM to ME Bank.vi

No separate fee will be paid to MEPM for selecting the housing loan pool.

ME Portfolio Management Limited
Servicing Fee
From MEPM, not the cash flow on the pool assets:  The mortgage component of the manager's fee, less an amount equal to the sum of MEPM's Expenses attributable to the fund plus [5]% of those Expenses for the monthly period.

Members Equity Bank Pty Limited
Security Trustee's Fee	Time costs related to enforcement of the security trust deed, payable in arrears on the related Monthly Payment Date.	Perpetual Trustee Company Limited
Class A Note Trustee, Principal Paying Agent, Calculation Agent and Class A Note Registrar Fee	[[US$ ] acceptance fee.] [[US$ ] annual administration fee.]	[ ]
[Irish Listing Agent Fee	[€ ] listing fee.	[ ]]
[Irish Stock Exchange Listing Fee	[€ ] listing fee. [€ ] annual fee.	Irish Stock Exchange]
[Transparency Directive Agent Fee	[€ ] annual fee.	[ ]]

The fee arrangements described above are not affected by an Event of Default under the security trust deed.

_____________________________
i
The issuer trustee's fee applies for the duration of the fund and may be amended only upon an Extraordinary Resolution of all Voting Secured Creditors of the fund and with the prior written consent of the income unitholder and residual capital unitholder of the fund, to the extent such an amendment is or is likely to be prejudicial to the interests of the Voting Secured Creditors and the income unitholder and residual capital unitholder, respectively.  See "Description of the Transaction Documents—The Security Trust Deed—Voting Procedures" in the base prospectus.  Unless amended upon an Extraordinary Resolution of all Voting Secured Creditors of the fund and with the prior written consent of the income unitholder and residual capital unitholder of the fund (to the extent such an amendment is or is likely to be prejudicial to the interests of the Voting Secured Creditors and the income unitholder and residual capital unitholder, respectively), the issuer trustee's fee may not be changed upon the appointment of a substitute issuer trustee.

ii
The manager's fee may be amended only upon an Extraordinary Resolution of all Voting Secured Creditors of each of the funds in the SMHL program and with the prior written consent of the income unitholder and residual capital unitholder of each of the funds in the SMHL program, to the extent such an amendment is or is likely to be prejudicial to the interests of the Voting Secured Creditors and each income unitholder and residual capital unitholder, respectively.  See "Description of the Transaction Documents—The Security Trust Deed—Voting Procedures" in the base prospectus.  Unless amended upon an Extraordinary Resolution of all Voting Secured Creditors of the fund and with the prior written consent of the income unitholder and residual capital unitholder of the fund (to the extent such an amendment is or is likely to be prejudicial to the interests of the Voting Secured Creditors and the income unitholder and residual capital unitholder, respectively), the manager's fee may not be changed upon the appointment of a substitute manager.

iii
The manager's fee is calculated for each day during a monthly period based on the aggregate value of the assets of the fund determined pursuant to footnotes 4 and 5 for such monthly period and at a minimum rate of [0.25]% per annum; provided that MEPM may charge a rate greater than the minimum rate but which must not exceed a rate of [0.60]% per annum, but only if MEPM has determined that the issuer trustee will have sufficient Interest Collections available to meet in full its obligations under paragraphs (a) to (r) (inclusive) of the Interest Collections Waterfall (see "Description of the Offered Notes—Interest Collections—Interest Collections Waterfall" in this prospectus supplement).

iv
The mortgage component of the manager's fee is calculated based on a sliding scale measure of the aggregate Outstanding Principal Balance of all mortgages comprised in the housing loan pool of the fund as at the [ ]th day of each month (less any part of the Outstanding Principal Balance under any mortgage that the manager has reason to believe is unlikely to be collected in full), according to the following formula:

	Value of mortgage component as at the last day of each month:	Applicable mortgage component fee rate:
	A$0 - A$150,000,000	[0.75]% per annum
	A$150,000,000 - A$300,000,000	[0.70]% per annum
	A$300,000,000 - A$450,000,000	[0.65]% per annum
	A$450,000,000 +	[0.60]% per annum

v
The cash component of the manager's fee is calculated based on a sliding scale measure of the sum of all cash held by the fund as at the [ ]th day of each month and the acquisition cost of all Authorized Investments (other than mortgages securing housing loans and cash) held by the fund, as adjusted to reflect accrued but unpaid income and interest up to (and including) the last day of each month, according to the following formula:

	Value of cash component as at the last day of each month:	Applicable cash component fee rate:
	A$0 - A$150,000,000	[0.25]% per annum
	A$150,000,000 - A$300,000,000	[0.225]% per annum
	A$300,000,000 - A$450,000,000	[0.20]% per annum
	A$450,000,000 +	[0.175]% per annum

vi	See "Description of the Transaction Documents—The Mortgage Origination and Management Agreement—Servicing Compensation and Expenses" in the base prospectus.

Redraws

The issuer trustee may make redraws to borrowers under the variable rate housing loans in the fund.  Borrowers may request a redraw at any time, but availability of a redraw is always subject to the redraw being made in accordance with any relevant terms of the applicable mortgage insurance policy and, to the extent the redraw request satisfies these requirements, the redraw remains subject to the discretion of ME Bank.  See "Superannuation Members' Home Loans Residential Loan Program—Special Features of the Housing Loans—Redraws" in the base prospectus.

The issuer trustee may only permit a redraw on behalf of the fund where the redraw would not result in a downgrading in the rating of any notes of the fund by any designated rating agency.  The issuer trustee may only fund advances from Collections that represent prepayments of principal under housing loans received by the issuer trustee during the relevant Monthly Calculation Period or, if there is a shortfall between the amount of redraws approved by ME Bank and the amount of Collections that represent prepayments of principal received by the issuer trustee during the relevant Monthly Calculation Period, by drawings under a redraw funding facility, at the discretion of MEPM.  The issuer trustee must not apply any Collections that represent prepayments of principal to funding a redraw unless the following conditions are satisfied:

•
all amounts specified in paragraphs (a) to (e) of the Principal Collections Waterfall (see "Description of the Offered Notes—Principal Collections—Principal Collections Waterfall" in this prospectus supplement) which are due and payable have been paid; and

•
the issuer trustee holds Collections that represent prepayments of principal equal to the sum of the advance under the loan redraw facility and all amounts specified in paragraphs (a) to (e) of the Principal Collections Waterfall which are accrued but not due and payable.

Moreover, MEPM may determine in its discretion that a redraw should not be made by the issuer trustee on behalf of the fund.

Redraw Funding Facility

The issuer trustee, at the election and direction of MEPM, will enter into one or more redraw funding facilities with one or more redraw funding facility providers, which will be available to fund requested redraws which have been approved by MEPM.  Each redraw funding facility must be in the form approved by the designated rating agencies.

Under the initial redraw funding facility agreement, Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, will provide a redraw funding facility to the issuer trustee, on behalf of the fund, to fund any shortfall between the amount of redraws approved by ME Bank and the amount of Collections that represent prepayments of principal received by the issuer trustee.  Upon any draw under the redraw funding facility, the issuer trustee will issue a redraw funding facility note of the fund to Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, or any other person entitled to be registered as a noteholder in accordance with the redraw funding facility agreement evidencing such funding amount.

Use of Funding Amounts

The redraw funding facility may only be used to fund approved redraws that are not covered by the application of Collections that represent prepayments of principal.  The proceeds of any funding amount under the redraw funding facility agreement must not be used to provide funds under a loan redraw to the extent that would cause the principal outstanding under the housing loan to exceed the scheduled principal amount outstanding under the housing loan on the day that the redraw is made available.

Interest and Principal

Interest on redraw funding facility notes is payable and allocable in the order of priorities under the Interest Collections Waterfall (see "Description of the Offered Notes—Interest Collections—Interest Collections Waterfall" in this prospectus supplement) and, to the extent not paid or allocated under the Interest Collections Waterfall, under the Principal Collections Waterfall (see "Description of the Offered Notes—Principal Collections—Principal Collections Waterfall" in this prospectus supplement).  Principal on redraw funding facility notes is payable in the order of priorities under the Principal Collections Waterfall and, to the extent not paid or allocated under the Principal Collections Waterfall, under the Interest Collections Waterfall.

Repayment of Redraw Funding Facility Notes

The principal outstanding under the redraw funding facility must be repaid by the issuer trustee in full on the final maturity date of the notes or as otherwise required under the transaction documents in respect of the fund.  The issuer trustee must apply repayments such that the redraw funding facility notes issued earlier in time are repaid first.

Upon or at any time after the occurrence of an event of default under the security trust deed, the noteholder under the redraw funding facility or MEPM, in its capacity as manager of SMHL Origination Fund No. 3, may, by notice to the issuer trustee and MEPM, in its capacity as manager of the fund, declare the outstanding moneys under the redraw funding facility immediately due and payable, subject to the terms of the supplementary bond terms notice relating to the notes and the security trust deed.

Upon the occurrence of an event (including, but not limited to, any change in, or the introduction, implementation, operation or taking effect of, any law, regulation, treaty, order or official directive, or in their interpretation or application by any government agency) that makes it unlawful or impracticable for the noteholder under the redraw funding facility to make, fund or maintain the principal outstanding under the redraw funding facility or for the noteholder under the redraw funding facility or MEPM, in its capacity as manager of SMHL Origination Fund No. 3, to perform its respective obligations under the redraw funding facility agreement, the security trust deed, the supplementary bond terms notice relating to the notes and the master trust deed, and to the extent required by such event, or its effect, or if necessary to prevent or remedy a breach or to comply with any applicable law, regulation, treaty, order or official directive, the issuer trustee must, and MEPM, in its capacity as manager of the fund, must direct the issuer trustee to:

•	immediately prepay to the noteholder under the redraw funding facility the outstanding moneys under the redraw funding facility in full; or

•
if, in the opinion of MEPM, in its capacity as manager of SMHL Origination Fund No. 3, delay in prepayment does not compound such breach or affect such compliance, upon prior notice from MEPM, in its capacity as manager of SMHL Origination Fund No. 3, prepay to the noteholder under the redraw funding facility the outstanding moneys under the redraw funding facility in full at the end of at least the longer of 30 days and the period ending on the next occurring relevant Monthly Payment Date (or such lesser period if the applicable law, regulation, treaty, order or official directive requires).

Termination

The redraw funding facility agreement may only be terminated on or after the final maturity date of the notes and as otherwise required under the transaction documents in respect of the fund; provided that, upon the occurrence of an event that makes it unlawful or impracticable for the noteholder under the redraw funding facility to make, fund or maintain the principal outstanding under the redraw funding facility or for the noteholder under the redraw funding facility or MEPM, in its capacity as manager of SMHL Origination Fund No. 3, to perform its respective obligations under the redraw funding facility agreement, the security trust deed, the supplementary bond terms notice relating to the notes and the master trust deed, each of the noteholder under the redraw funding facility and MEPM, in its capacity as manager of SMHL Origination Fund No. 3, may, by notice to the issuer trustee, terminate its respective obligations under the redraw funding facility agreement and such other transaction documents.  For further information with respect to events of illegality under the redraw funding facility agreement, see "—Redraw Funding Facility—Repayment of Redraw Funding Facility Notes" in this prospectus supplement.

Indemnity

The issuer trustee indemnifies, out of the assets of the fund, the noteholder under the redraw funding facility agreement and MEPM, in its capacity as manager of SMHL Origination Fund No. 3, against any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment which the noteholder under the redraw funding facility agreement or MEPM, in its capacity as manager of SMHL Origination Fund No. 3, as the case may be, or an attorney, pays, suffers, incurs or is liable for (including any amount incurred by reason of the liquidation or re-employment of funds) in respect of any of the following:

•	a funding amount not being made available for any reason other than any default of the noteholder under the redraw funding facility or MEPM, in its capacity as manager of SMHL Origination Fund No. 3;

•	the occurrence of an event of default under the security trust deed; or

•
the noteholder under the redraw funding facility agreement or MEPM, in its capacity as manager of SMHL Origination Fund No. 3, exercising its respective powers upon the occurrence of an event of default under the security trust deed.

The obligations of the issuer trustee in respect of the indemnity are limited to the extent that funds are available from time to time for that purpose in accordance with the supplementary bond terms notice relating to the notes.

Assignment and Changes in Lending Office

Neither Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, nor any person entitled to be registered as a noteholder in accordance with the redraw funding facility agreement, nor MEPM, in its capacity as manager of SMHL Origination Fund No. 3, may assign any of its rights or transfer by novation any of its rights and obligations under the redraw funding facility agreement or any redraw funding facility note thereunder, the security trust deed, the supplementary bond terms notice relating to the notes or the master trust deed without the prior written consent of the other parties to the redraw funding facility agreement and prior written notice of such assignment being given to each designated rating agency.  Further, neither the issuer trustee nor MEPM, in its capacity as manager of the fund, may assign any of its rights or obligations under the redraw funding facility agreement or any redraw funding facility note thereunder, the security trust deed, the supplementary bond terms notice relating to the notes or the master trust deed without the prior written consent of MEPM, in its capacity as manager of SMHL Origination Fund No. 3, the noteholder or any person entitled to be registered as a noteholder in accordance with the redraw funding facility agreement and prior written notice of such assignment being given to each designated rating agency.

The noteholder or any person entitled to be registered as a noteholder in accordance with the redraw funding facility agreement may change its lending office at any time and must promptly notify the issuer trustee and MEPM, in its capacity as manager of the fund, of any such change.  If MEPM, in its capacity as manager of SMHL Origination Fund No. 3, or the noteholder or any person entitled to be registered as a noteholder in accordance with the redraw funding facility agreement assigns or transfers any of its rights or obligations under the redraw funding facility agreement or any redraw funding facility note thereunder, the security trust deed, the supplementary bond terms notice relating to the notes or the master trust deed or changes its lending office, the issuer trustee is not required to pay any net increases in the aggregate amount of costs, taxes, fees or charges which:

•	are a direct consequence of the transfer or assignment or change of lending office; and

•
the noteholder or any person entitled to be registered as a noteholder in accordance with the redraw funding facility agreement or MEPM, in its capacity as manager of SMHL Origination Fund No. 3, as the case may be, or its transferee or assignee, was aware of or ought reasonably to have been aware of, at the time of the transfer or assignment or change of lending office.

[Top-up Loans]

[The SMHL program permits borrowers to request an additional advance under their housing loans.  If approved and drawn, the additional advance, referred to as a top-up loan, increases the Outstanding Principal Balance of the existing housing loan above the scheduled amortized principal amount of the housing loan.  A top-up loan represents a subsequent advance of principal on a borrower's existing housing loan.  A top-up loan is secured by the same mortgage that originally secured the housing loan and becomes part of the housing loan initially drawn by the borrower.

Each top-up request is subject to ME Bank's loan approval process and is assessed against the approval and underwriting criteria in place at the time the top-up loan is requested.  See "Superannuation Members' Home Loans Residential Loan Program—Application Verification and Debt Servicing Ability" in this prospectus supplement and "Superannuation Members' Home Loans Residential Loan Program—Special Features of the Housing Loans—Top-up Loans" in the base prospectus.  Each top-up request is reviewed as if it were an application for a new loan by ME Bank where it does not meet the "Short Form" assessment criteria described under "Superannuation Members' Home Loans Residential Loan Program—Application Verification and Debt Servicing Ability—Top-up loans / existing borrowers" in this prospectus supplement.  ME Bank will not approve a top-up request unless the value of the property securing the housing loan is sufficient to secure the existing Outstanding Principal Balance of that housing loan plus the additional advance.  Borrowers may request a top-up loan at any time, but availability of a top-up loan is always subject to:

•
the top-up loan satisfying the requirements described under "Superannuation Members' Home Loans Residential Loan Program—Approval and Underwriting Process" and "—Application Verification and Debt Servicing Ability" in this prospectus supplement and "Superannuation Members' Home Loans Residential Loan Program—Approval and Underwriting Process" in the base prospectus; and

•	the top-up loan being made in accordance with any relevant terms of the applicable mortgage insurance policy,

and, to the extent the top-up request satisfies these requirements, the additional advance remains subject to the discretion of ME Bank.

The issuer trustee may only extend a top-up loan on behalf of the fund where the extension of the top-up loan would not result in a downgrading in the rating of any notes of the fund by any designated rating agency and the requirements with respect to the top-up loan and the pool of housing loans, after giving effect to the top-up loan, described under "—Criteria for Extension of Top-up Loans by the Issuer Trustee on behalf of the Fund" are satisfied.  The issuer trustee may only fund top-up loans from Collections that represent repayments or prepayments of principal under housing loans received by the issuer trustee during the relevant Monthly Calculation Period or, if there is a shortfall between the amount of top-up loans approved by ME Bank and the amount of Collections that represent repayments or prepayments of principal received by the issuer trustee during the relevant Monthly Calculation Period, by drawings under a top-up funding facility, at the discretion of MEPM.  The issuer trustee must not apply any Collections that represent repayments or prepayments of principal to funding a top-up loan unless the following conditions are satisfied:

•
all amounts specified in paragraphs (a) to (e) of the Principal Collections Waterfall (see "Description of the Offered Notes—Principal Collections—Principal Collections Waterfall" in this prospectus supplement) which are due and payable have been paid; and

•
the issuer trustee holds Collections that represent repayments or prepayments of principal equal to the sum of the advance under the top-up loan and all amounts specified in paragraphs (a) to (e) of the Principal Collections Waterfall which are accrued but not due and payable.

If the issuer trustee is unable to make a top-up loan because the requirements with respect to the top-up loan and the pool of housing loans, after giving effect to the top-up loan, described under "—Criteria for Extension of Top-up Loans by the Issuer Trustee on behalf of the Fund" below are not satisfied or if MEPM determines in its discretion that the top-up loan should not be made by the issuer trustee on behalf of the fund, Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, will repurchase the housing loan from the fund at its Outstanding Principal Balance, plus accrued and unpaid interest, and provide the top-up loan separately to the applicable borrower.  The housing loan will no longer be included in the fund's pool of housing loans.  Amounts received by the fund from SMHL Origination Fund No. 3 will be included in the assets of the fund and applied in the order of priorities under the Principal Collections Waterfall.

Criteria for Extension of Top-up Loans by the Issuer Trustee on behalf of the Fund

Prior to approving the extension of top-up loans by the issuer trustee on behalf of the fund, MEPM must confirm that the following requirements are satisfied:

•
in any Calculation Period, a top-up loan may only be made if the current weighted average LVR of the pool of housing loans, after giving effect to such top-up loans, would have increased by no more than [  ]% of the weighted average LVR of the pool of housing loans as at the applicable Cut-Off date;

•	after giving effect to such top-up loans, the weighted average LVR of the pool of housing loans may never exceed the original LVR of the housing loan pool as of the Pool Cut-Off Date;

•
after giving effect to such top-up loans, the percentage of housing loans in the housing loan pool with an original LVR over [80]% may never exceed the percentage of housing loans with an original LVR over [80]% as of the Pool Cut-Off Date by more than [  ]%;

•	the remaining term to maturity of the top-up loan will not be greater than, and will not increase, the remaining term to maturity of the housing loan to which the top-up loan relates;

•	the top-up loan is made within [ ] months after the Suspension Date;

•	the aggregate amount of top-up loans to be funded after the Suspension Date does not exceed [ ]% of the housing loan pool as at the Suspension Date; and

•
there are as of the Pool Cut-Off Date no unreimbursed Carry Over Class A Charge Offs[, Carry Over Class AB Charge Offs], Carry Over Class B Charge Offs, Carry Over Redraw Charge Offs or Carry Over Top-up Charge Offs; and

•	such other terms (whether in substitution or in addition to the above) as may be agreed upon by the designated rating agencies and MEPM from time to time and notified to the issuer trustee.]

[Top-up Funding Facility]

[The issuer trustee, at the election and direction of MEPM, will enter into one or more top-up funding facilities with one or more top-up funding facility providers, which will be available to fund requested top-up loans which have been approved by MEPM.  Each top-up funding facility must be in the form approved by the designated rating agencies.

Under the initial top-up funding facility agreement, Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, will provide a top-up funding facility to the issuer trustee, on behalf of the fund, to fund any shortfall between the amount of top-up loans approved by ME Bank and the amount of Collections that represent repayments or prepayments of principal received by the issuer trustee.  Upon any draw under the top-up funding facility, the issuer trustee will issue a top-up funding facility note of the fund to Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, or any other person entitled to be registered as a noteholder in accordance with the top-up funding facility agreement evidencing such funding amount.

Use of Funding Amounts

The top-up funding facility may only be used to fund approved top-up loans that are not covered by the application of Collections that represent repayments or prepayments of principal.

Interest and Principal

Interest on top-up funding facility notes is payable and allocable in the order of priorities under the Interest Collections Waterfall (see "Description of the Offered Notes—Interest Collections—Interest Collections Waterfall" in this prospectus supplement) and, to the extent not paid or allocated under the Interest Collections Waterfall, under the Principal Collections Waterfall (see "Description of the Offered Notes—Principal Collections—Principal Collections Waterfall" in this prospectus supplement).  Principal on top-up funding facility notes is payable in the order of priorities under the Principal Collections Waterfall and, to the extent not paid or allocated under the Principal Collections Waterfall, under the Interest Collections Waterfall.

Repayment of Top-up Funding Facility Notes

The principal outstanding under the top-up funding facility must be repaid by the issuer trustee in full on the final maturity date of the notes or as otherwise required under the transaction documents in respect of the fund.  The issuer trustee must apply repayments such that the top-up funding facility notes issued earlier in time are repaid first.

Upon or at any time after the occurrence of an event of default under the security trust deed, the noteholder under the top-up funding facility or MEPM, in its capacity as manager of SMHL Origination Fund No. 3, may, by notice to the issuer trustee and MEPM, in its capacity as manager of the fund, declare the outstanding moneys under the top-up funding facility immediately due and payable, subject to the terms of the supplementary bond terms notice relating to the notes and the security trust deed.

Upon the occurrence of an event (including, but not limited to, any change in, or the introduction, implementation, operation or taking effect of, any law, regulation, treaty, order or official directive, or in their interpretation or application by any government agency) that makes it unlawful or impracticable for the noteholder under the top-up funding facility to make, fund or maintain the principal outstanding under the top-up funding facility or for the noteholder under the top-up funding facility or MEPM, in its capacity as manager of SMHL Origination Fund No. 3, to perform its respective obligations under the top-up funding facility agreement, the security trust deed, the supplementary bond terms notice relating to the notes and the master trust deed, and to the extent required by such event, or its effect, or if necessary to prevent or remedy a breach or to comply with any applicable law, regulation, treaty, order or official directive, the issuer trustee must, and MEPM, in its capacity as manager of the fund, must direct the issuer trustee to:

•	immediately prepay to the noteholder under the top-up funding facility the outstanding moneys under the top-up funding facility in full; or

•
if, in the opinion of MEPM, in its capacity as manager of SMHL Origination Fund No. 3, delay in prepayment does not compound such breach or affect such compliance, upon prior notice from MEPM, in its capacity as manager of SMHL Origination Fund No. 3, prepay to the noteholder under the top-up funding facility the outstanding moneys under the top-up funding facility in full at the end of at least the longer of 30 days and the period ending on the next occurring relevant Monthly Payment Date (or such lesser period if the applicable law, regulation, treaty, order or official directive requires).

Termination

The top-up funding facility agreement may only be terminated on or after the final maturity date of the notes and as otherwise required under the transaction documents in respect of the fund; provided that, upon the occurrence of an event that makes it unlawful or impracticable for the noteholder under the top-up funding facility to make, fund or maintain the principal outstanding under the top-up funding facility or for the noteholder under the top-up funding facility or MEPM, in its capacity as manager of SMHL Origination Fund No. 3, to perform its respective obligations under the top-up funding facility agreement, the security trust deed, the supplementary bond terms notice relating to the notes and the master trust deed, each of the noteholder under the top-up funding facility and MEPM, in its capacity as manager of SMHL Origination Fund No. 3, may, by notice to the issuer trustee, terminate its respective obligations under the top-up funding facility agreement and such other transaction documents.  For further information with respect to events of illegality under the top-up funding facility agreement, see "—Top-up Funding Facility—Repayment of Top-up Funding Facility Notes" in this prospectus supplement.

Indemnity

The issuer trustee indemnifies, out of the assets of the fund, the noteholder under the top-up funding facility agreement and MEPM, in its capacity as manager of SMHL Origination Fund No. 3, against any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment which the noteholder under the top-up funding facility agreement or MEPM, in its capacity as manager of SMHL Origination Fund No. 3, as the case may be, or an attorney, pays, suffers, incurs or is liable for (including any amount incurred by reason of the liquidation or re-employment of funds) in respect of any of the following:

•	a funding amount not being made available for any reason other than any default of the noteholder under the top-up funding facility or MEPM, in its capacity as manager of SMHL Origination Fund No. 3;

•	the occurrence of an event of default under the security trust deed; or

•
the noteholder under the top-up funding facility agreement or MEPM, in its capacity as manager of SMHL Origination Fund No. 3, exercising its respective powers upon the occurrence of an event of default under the security trust deed.

The obligations of the issuer trustee in respect of the indemnity are limited to the extent that funds are available from time to time for that purpose in accordance with the supplementary bond terms notice relating to the notes.

Assignment and Changes in Lending Office

Neither Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, nor any person entitled to be registered as a noteholder in accordance with the top-up funding facility agreement, nor MEPM, in its capacity as manager of SMHL Origination Fund No. 3, may assign any of its rights or transfer by novation any of its rights and obligations under the top-up funding facility agreement or any top-up funding facility note thereunder, the security trust deed, the supplementary bond terms notice relating to the notes or the master trust deed without the prior written consent of the other parties to the top-up funding facility agreement and prior written notice of such assignment being given to each designated rating agency.  Further, neither the issuer trustee nor MEPM, in its capacity as manager of the fund, may assign any of its rights or obligations under the top-up funding facility agreement or any top-up funding facility note thereunder, the security trust deed, the supplementary bond terms notice relating to the notes or the master trust deed without the prior written consent of MEPM, in its capacity as manager of SMHL Origination Fund No. 3, the noteholder or any person entitled to be registered as a noteholder in accordance with the top-up funding facility agreement and prior written notice of such assignment being given to each designated rating agency.

The noteholder or any person entitled to be registered as a noteholder in accordance with the top-up funding facility agreement may change its lending office at any time and must promptly notify the issuer trustee and MEPM, in its capacity as manager of the fund, of any such change.  If MEPM, in its capacity as manager of SMHL Origination Fund No. 3, or the noteholder or any person entitled to be registered as a noteholder in accordance with the top-up funding facility agreement assigns or transfers any of its rights or obligations under the top-up funding facility agreement or any top-up funding facility note thereunder, the security trust deed, the supplementary bond terms notice relating to the notes or the master trust deed or changes its lending office, the issuer trustee is not required to pay any net increases in the aggregate amount of costs, taxes, fees or charges which:

•	are a direct consequence of the transfer or assignment or change of lending office; and

•
the noteholder or any person entitled to be registered as a noteholder in accordance with the top-up funding facility agreement or MEPM, in its capacity as manager of SMHL Origination Fund No. 3, as the case may be, or its transferee or assignee, was aware of or ought reasonably to have been aware of, at the time of the transfer or assignment or change of lending office.]

Application of Realized Losses

A Realized Loss, with respect to a housing loan comprised in the assets of the fund, will arise if:

•
the amount realized by the issuer trustee on the enforcement of the housing loan and the relevant mortgage (to the extent such amount has not already been applied to reduce the Outstanding Principal Balance); plus

•	the total amount recovered and recoverable under the mortgage insurance policy in respect of such housing loan; plus

•	any amounts received by the issuer trustee from MEPM in respect of a breach of a representation or warranty in respect of that housing loan or under an indemnity; plus

•
any other damages or other amounts received by the issuer trustee under or in respect of the master trust deed, the supplementary bond terms notice relating to the notes or the mortgage origination and management agreement relating to such housing loan, is less than the Outstanding Principal Balance of such housing loan.

On each Monthly Payment Date on which MEPM determines that the aggregate amount of Realized Losses for the related Monthly Calculation Period exceeds the funds available on such Monthly Payment Date to reinstate such Realized Losses under paragraph (o) of the Interest Collections Waterfall (such excess, the "Realized Losses Excess"), MEPM must do the following, on and with effect from such Monthly Payment Date:

(a)
reduce pro rata as between each of the Class B notes the Outstanding Principal Balance of the Class B notes by the amount of that Realized Losses Excess until the Outstanding Principal Balance of the Class B notes is zero ("Class B Charge Offs");

(b)
if the Outstanding Principal Balance of the Class B notes is zero and any amount of that Realized Losses Excess remains after application under paragraph (a) above (such amount, the "Realized Losses Excess Balance"), [reduce pro rata as between each of the Class AB notes the Outstanding Principal Balance of the Class AB notes by the amount of that Realized Losses Excess Balance until the Outstanding Principal Balance of the Class AB notes is zero ("Class AB Charge Offs");

(c)
if the aggregate Outstanding Principal Balance of the Class B notes and the Class AB notes is zero and any amount of that Realized Losses Excess Balance remains after application under paragraph (b) above (such amount, the "Realized Losses Excess Remaining Balance"),] reduce pro rata and rateably as between each of the Class A notes, each redraw funding facility [and each top-up funding facility] with respect to that Realized Losses Excess [Remaining] Balance (having taken into account any relevant amounts allocated under paragraph (c)(i) since the preceding Quarterly Payment Date):

(i)
rateably as between each of the Class A notes, the A$ Equivalent of the Outstanding Principal Balance of the Class A notes by the amount of the Realized Losses Excess [Remaining] Balance until the A$ Equivalent of the Outstanding Principal Balance of the Class A notes is zero:

(A)	in respect of the Class A[ ] notes [and the Class A[ ] notes, respectively]:

(1)
if the Monthly Payment Date is not also a Quarterly Payment Date, then only to the extent of the portion of the applicable Quarterly Calculation Period that falls within the applicable Monthly Calculation Period, to be applied to reduce pro rata as between each of the Class A[ ] notes [and the Class A[ ] notes] the Outstanding Principal Balance of the Class A[ ] notes [and the Class A[ ] notes], on the following Quarterly Payment Date; and

(2)
if the Monthly Payment Date is also a Quarterly Payment Date, then only to the extent of the portion of the applicable Quarterly Calculation Period that falls within the applicable Monthly Calculation Period, plus all amounts allocated under paragraph (c)(i)(A)(1) above on the two preceding Monthly Payment Dates, to be paid to reduce pro rata as between each of the Class A[ ] notes [and the Class A[ ] notes] the Outstanding Principal Balance of the Class A[ ] notes [and the Class A[ ] notes], on that Quarterly Payment Date ("Class A[ ] Charge Offs" and "Class A[ ] Charge Offs", respectively); and

(B)	[in respect of the Class A[ ] notes, on that Monthly Payment Date ("Class A[ ] Charge Offs");]

(ii)
rateably as between each redraw funding facility, the Redraw Principal Outstanding of each such redraw funding facility by the amount of the Realized Losses Excess [Remaining] Balance until the Redraw Principal Outstanding under each redraw funding facility is zero ("Redraw Charge Offs"); [and]

(iii)
[rateably as between each top-up funding facility, the Top-up Principal Outstanding of each such top-up funding facility by the amount of the Realized Losses Excess [Remaining] Balance until the Top-up Principal Outstanding under each top-up funding facility is zero ("Top-up Charge Offs")].

Payments into US$ Account

In respect of the Class A[ ] notes, the principal paying agent shall open and maintain a non-interest bearing US$ trust account, into which the US$ currency swap provider shall deposit amounts denominated in US$.  The issuer trustee must, at the direction of MEPM, direct the US$ currency swap provider to pay all amounts denominated in US$ payable to the issuer trustee by the US$ currency swap provider under the US$ currency swap into the US$ account [or to the principal paying agent on behalf of the issuer trustee].  If the issuer trustee or MEPM receives any amount denominated in US$ from the US$ currency swap provider under the US$ currency swap, MEPM must, and the issuer trustee, at the direction of MEPM, must, promptly pay that amount to the credit of the US$ account [or to the principal paying agent].

Payments out of US$ Account

On each relevant Quarterly Payment Date, subject to the terms of the supplementary bond terms notice relating to the notes, the issuer trustee must, at the direction of MEPM, or must require that the principal paying agent on its behalf, distribute from the US$ account the relevant amounts of principal and interest due in respect of each Class A[ ] note in accordance with the note trust deed and the order of priority set out in the Interest Collections Waterfall and the Principal Collections Waterfall (see "Description of the Offered Notes—Interest Collections—Interest Collections Waterfall" and "—Principal Collections—Principal Collections Waterfall" in this prospectus supplement).

All amounts credited to the US$ account by the US$ currency swap provider in relation to any payment under paragraphs (f)(i), (g)(ii)(A) or (h)(iii) of the Post-Enforcement Waterfall (see "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed" in this prospectus supplement), will be applied pari passu in payment of Secured Moneys owing to Class A[ ] Noteholders.

[Payments into € Account]

[In respect of the Class A[ ] notes, the principal paying agent shall open and maintain a non-interest bearing € trust account, into which the Euro currency swap provider shall deposit amounts denominated in Euros.  The issuer trustee must, at the direction of MEPM, direct the Euro currency swap provider to pay all amounts denominated in Euros payable to the issuer trustee by the Euro currency swap provider under the Euro currency swap into the Euro account [or to the principal paying agent on behalf of the issuer trustee].  If the issuer trustee or MEPM receives any amount denominated in Euros from the Euro currency swap provider under the Euro currency swap, MEPM must, and the issuer trustee, at the direction of MEPM, must, promptly pay that amount to the credit of the € account [or to the principal paying agent].

[Payments out of € Account]

[On each relevant Quarterly Payment Date, subject to the terms of the supplementary bond terms notice relating to the notes, the issuer trustee must, at the direction of MEPM, or must require that the principal paying agent on its behalf, distribute from the € account the relevant amounts of principal and interest due in respect of each Class A[ ] note in accordance with the note trust deed and the order of priority set out in the Interest Collections Waterfall and the Principal Collections Waterfall (see "Description of the Offered Notes—Interest Collections—Interest Collections Waterfall" and "—Principal Collections—Principal Collections Waterfall" in this prospectus supplement).

All amounts credited to the € account by the Euro currency swap provider in relation to any payment under paragraphs (f)(ii), (g)(ii)(B) or (h)(iv) of the Post-Enforcement Waterfall (see "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed" in this prospectus supplement), will be applied pari passu in payment of Secured Moneys owing to Class A[ ] Noteholders.]

Payments into A$ Account

In respect of [the Class A[ ] notes][, the Class AB notes] [and] the Class B notes, the issuer trustee shall open and maintain an A$ trust account.

Payments out of A$ Account

On each relevant Payment Date, the issuer trustee acting at the direction of MEPM, will distribute from the A$ account the relevant amounts of principal and interest due in respect of [each Class A[ ] note,] [each Class AB note] [and] each Class B note in accordance with the order of priority described under "Description of the Offered Notes—Interest Collections" and "—Principal Collections" in this prospectus supplement.

Threshold Rate

In exercising its powers and performing its obligations under the master trust deed, MEPM must at all times ensure that, to the extent that the issuer trustee is entitled to do so under the terms of the mortgages, the rate of interest payable on or in respect of the housing loans secured by mortgages comprised in the assets of the fund is changed from time to time so that:

•
on the assumption that all parties to all of the transaction documents and all issuers of Authorized Investments from time to time included in the assets of the fund have complied and will at all times comply in full with their respective obligations under those transaction documents and Authorized Investments; and

•	having regard to:

○	the terms of the transaction documents;

○	the terms of the housing loans included in the assets of the fund;

○	the anticipated Expenses of the fund;

○	the amount of the cash collateral in the cash collateral account;

○	all other information available to MEPM;

○	the Benchmark Rate from time to time; and

○
any mismatch between the time at which the Benchmark Rate is determined and the time at which the rate of interest payable on or in respect of housing loans included in the assets of the fund may be reset, the issuer trustee will have available to it at all times sufficient funds to enable it to comply with all of its obligations under the transaction documents relating to the fund as they fall due (other than any payments of interest on the liquidity notes).

Without limiting the preceding paragraph, the interest rate applicable to each fixed interest period of a housing loan must be equal to or greater than:

•
for so long as the Outstanding Principal Balance of all housing loans then featuring a fixed interest period is equal to or less than [  ]% of the Outstanding Principal Balance of all housing loans comprised in the assets of the fund:

o
at any time on or after the Closing Date up to but excluding [             ,     ], the rate, expressed as a percentage, determined by MEPM to be the fixed-floating interest rate swap rate in Australia for the period most closely approximating the term of the fixed interest period of the housing loan plus a margin; and

o
at any time on or after [             ,     ] up to but excluding the Fixed Rate End Date the rate, expressed as a percentage, determined by MEPM to be the fixed-floating interest rate swap rate in Australia for the period most closely approximating the term of the fixed interest period of the housing loan plus a margin;

•
at any time on or after the Closing Date up to but excluding the Fixed Rate End Date, for so long as the Outstanding Principal Balance of all housing loans then featuring a fixed interest period is greater than [  ]% of the Outstanding Principal Balance of all housing loans comprised in the assets of the fund, such rate as determined from time to time by MEPM (which must be lower than the rate referred to in the above two paragraphs).

In addition, in order to maintain the assigned rating by each rating agency of the Class A notes[, the Class AB notes] or the Class B notes and to comply with the provisions relating to the threshold rate detailed above, MEPM may direct the issuer trustee to make a draw on the payment funding facility as set forth under "Description of the Offered Notes—Payment Funding Facility" below.

MEPM is entitled, in setting the threshold rate, to assume that all parties to the transaction documents comply with their obligations in full.

It is possible that MEPM may set an interest rate on the housing loans at a level that encourages borrowers to seek alternative finance, although it is the intention of MEPM to avoid this situation so far as is possible.

The Fixed-Floating Interest Rate Swaps

Purpose of the Fixed-Floating Interest Rate Swaps

To hedge the interest rate risk between the interest rate on the fixed rate housing loans and the floating rate obligations of the fund, including the interest due on the notes, the issuer trustee, on the direction of MEPM, MEPM and each relevant fixed-floating interest rate swap provider will enter into fixed-floating interest rate swaps.

Each fixed-floating interest rate swap will be entered into under a standard form ISDA Master Agreement, as amended by a supplementary schedule (and a credit support annex thereto) and confirmed by written confirmation.

The fixed-floating interest rate swaps will cover the housing loans which bear a fixed rate of interest as of the Pool Cut-Off Date and those variable rate housing loans which at a later date convert to a fixed rate of interest.

Fixed-Floating Interest Rate Swap Provider[s]

The fixed-floating interest rate swap provider will be [                        ] ("[                        ]"). [                        ] is a company registered under [the Corporations Act 2001 (Cth)] and has long-term unsecured debt ratings [in the second highest possible categories] from the [two] [three] designated rating agencies and short-term debt ratings [in the highest possible categories] from the [two] [three] designated rating agencies. [Insert description of the general character of the business of the fixed-floating interest rate swap provider].

The depositor has determined that the significance percentage of payments under the fixed-floating interest rate swap agreement, measured against the aggregate principal balance of the pool assets of the fund in accordance with Item 1115 of Regulation AB under the Securities Act of 1933, is [less than 10%] [at least 10%, but less than 20%] [20% or more].

[Provide financial data for any entity providing an interest rate derivative instrument where the significance percentage of the derivative instrument is at least 10%, but less than 20%, of the aggregate principal balance of the pool assets or, if the derivative instrument relates only to one or more classes or sub-classes of the notes, the aggregate principal balance of such classes].

[Provide financial statements for any entity providing an interest rate derivative instrument where the significance percentage of the derivative instrument is 20% or more of the aggregate principal balance of the pool assets or, if the derivative instrument relates only to one or more classes or sub-classes of the notes, the aggregate principal balance of such classes].

[For further information concerning [                        ], see the [selected financial data] [consolidated financial statements] of [                        ] and its subsidiaries, and the notes thereto, [beginning on page [   ] of this prospectus supplement] [incorporated by reference in this prospectus supplement]].

[For so long as the depositor has a reporting obligation under the Exchange Act of 1934 with respect to a fund, the depositor will, in accordance with applicable aging requirements, file a Form 8-K or a Form 10-D, as applicable, attaching as an exhibit or, where permitted, incorporating by reference, additional financial data or financial statements, as applicable, of any entity providing an interest rate derivative instrument with respect to which, as of the Closing Date or as of any subsequent distribution date, the significance percentage is (i) at least 10%, but less than 20% or (ii) 20% or more].

[Incorporation of Certain Documents by Reference

[This section will be included (i) where the significance percentage of payments under the fixed-floating interest rate swap agreement, measured against the aggregate principal balance of the pool assets of the fund in accordance with Item 1115 of Regulation AB is either (A) at least 10%, but less than 20% or (B) 20% or more and (ii) financial data or financial statements of the fixed-floating interest rate swap provider may be incorporated by reference from a report filed by the fixed-floating interest rate swap provider (or the entity that consolidates such party) pursuant to the Exchange Act of 1934].

The [selected financial data] [consolidated financial statements] of [                        ] and its subsidiaries included in, or as exhibits to, the [identify Exchange Act report] filed by [                        ] with the U.S. Securities and Exchange Commission on [                    ,         ] are hereby incorporated by reference in this prospectus supplement and may be reviewed at the EDGAR web site maintained by the U.S. Securities and Exchange Commission at http://www.sec.gov.

All documents filed with the U.S. Securities and Exchange Commission by [                        ] pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, after the filing of this prospectus supplement and before the termination of the offering of the notes shall be deemed to be incorporated by reference into this prospectus supplement.]

Role of the Manager under the Fixed-Floating Interest Rate Swaps

Each fixed-floating interest rate swap provider acknowledges the appointment of MEPM as manager of the fund and that MEPM may exercise or satisfy any of the issuer trustee's rights or obligations under any fixed-floating interest rate swap, including entering into and monitoring transactions and executing confirmations.

Payments under the Fixed-Floating Interest Rate Swaps

On each relevant Monthly Payment Date, the issuer trustee will pay the fixed-floating interest rate swap provider under each fixed-floating interest rate swap an amount equal to the notional amount for such Monthly Payment Date set under the relevant fixed-floating interest rate swap in respect of the Outstanding Principal Balance of the relevant underlying fixed rate housing loans (including housing loans that are delinquent) to which the fixed-floating interest rate swap relates, multiplied by the fixed rate of interest designated in the relevant fixed-floating interest rate swap, multiplied by the actual number of days in the relevant Monthly Calculation Period divided by 365.

On each relevant Monthly Payment Date, the issuer trustee will receive from the fixed-floating interest rate swap provider under each fixed-floating interest rate swap an amount equal to the notional amount for such Monthly Payment Date set under the fixed-floating interest rate swap in respect of the Outstanding Principal Balance of the relevant underlying fixed rate housing loans (including housing loans that are delinquent) to which the fixed-floating interest rate swap relates, multiplied by the Benchmark Rate plus a margin, multiplied by the actual number of days in the relevant Monthly Calculation Period divided by 365.

[The terms of the fixed-floating interest rate swap allow for netting of swap payments.]

Break Costs under the Fixed-Floating Interest Rate Swaps

If a borrower prepays a housing loan subject to a fixed rate of interest or otherwise terminates a fixed rate period under a housing loan prior to the fixed rate end date, the issuer trustee will normally be entitled to receive an economic break cost from the borrower.  See "Superannuation Members' Home Loans Residential Loan Program—SMHL Product Types—Fixed Rate Loan" in the base prospectus.  A break cost is currently payable by a borrower to the issuer trustee where the termination of the fixed rate under a housing loan results in an economic break cost to the issuer trustee under the fixed-floating interest rate swap.

Scheduled Termination of the Fixed-Floating Interest Rate Swaps

The initial fixed-floating interest rate swap commences on the date specified in the confirmation. The scheduled termination date on each fixed-floating interest rate swap will be set based on the fixed rate end dates of the underlying housing loans to which the fixed-floating interest rate swap relates.  All fixed-floating interest rate swaps remaining in effect will terminate on the earlier of [                ,       ] and the date of redemption of all Class A[ ] notes[, Class A[ ] notes][, Class A[ ] notes][, Class AB notes] and Class B notes in accordance with the supplementary bond terms notice relating to the notes.

Termination by a Fixed-Floating Interest Rate Swap Provider

After consultation with the issuer trustee and MEPM as to the timing of the termination, a fixed-floating interest rate swap provider will have the right to terminate a relevant fixed-floating interest rate swap in the following circumstances, among others:

•
if the issuer trustee fails to make, when due, any payment under a fixed-floating interest rate swap required to be made by it, and such failure is not remedied within 10 Banking Days after notice of such failure is given to issuer trustee;

•
if an Insolvency Event under the security trust deed occurs with respect of the issuer trustee (other than an Insolvency Event in respect of Perpetual Limited in its personal capacity or in its capacity as trustee of any other trust where a successor issuer trustee is appointed in accordance with the Master Trust Deed within 60 Banking Days of the occurrence of that Insolvency Event);

•	if an event of default occurs under the security trust deed and the security trustee declares the charge immediately enforceable and/or the Secured Moneys immediately due and payable on demand;

•
if, due to an event or circumstance arising after entry into the fixed-floating interest rate swap, it becomes unlawful for the issuer trustee to make or receive payments or comply with any other material provision of the fixed-floating interest rate swap;

•	if the issuer trustee becomes obligated to make a withholding or deduction in respect of any of the notes and all of the notes are redeemed as a result; or

•
if, due to an action of a taxing authority or a change in tax law, the fixed-floating interest rate swap provider is required to gross-up payments or receive payments from which amounts are required to be deducted or withheld (provided, however, that the standard form ISDA Master Agreement governing each fixed-floating interest rate swap and the supplementary schedule require the fixed-floating interest rate swap provider to make efforts to transfer its rights and obligations to another office or another affiliate to avoid this requirement, so long as the transfer would not result in a downgrade or withdrawal of the rating of the notes), but only if all of the notes will be redeemed at their Invested Amount, plus accrued interest to (but excluding) the date of redemption.

Termination by the Issuer Trustee

After consultation with the fixed-floating interest rate swap provider and MEPM as to the timing of the termination, the issuer trustee will have the right to terminate a fixed-floating interest rate swap in the following circumstances, among others:

•
if the fixed-floating interest rate swap provider fails to make when due, any payment under a fixed-floating interest rate swap required to be made by it, and such failure is not remedied within 10 Banking Days after notice of such failure is given to the fixed-floating interest rate swap provider;

•
the fixed-floating interest rate swap provider is dissolved, becomes insolvent, is unable to pay its debts as they become due, makes a general assignment, arrangement or composition with or for the benefit of its creditors, institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, has a resolution passed for its winding-up or liquidation, seeks or becomes subject to the appointment of an administrator, liquidator or receiver for it or substantially all of its assets or has a secured creditor take possession of all or substantially all of its assets;

•
if, due to an event or circumstance arising after entry into the fixed-floating interest rate swap, it becomes unlawful for the fixed-floating interest rate swap provider to make or receive payments or comply with any other material provision of the fixed-floating interest rate swap;

•	if the issuer trustee becomes obliged to make a withholding or deduction in respect of any of the notes and all of the notes are redeemed as a result;

•	if the fixed-floating interest rate swap provider fails to comply with the provisions of the fixed-floating interest rate swap relating to a rating downgrade; or

•	if the fixed-floating interest rate swap provider fails to comply with provisions of the fixed-floating interest rate swap relating to compliance with Regulation AB financial disclosure.

The issuer trustee may only terminate a fixed-floating interest rate swap with the prior written consent of the Class A note trustee.  The issuer trustee will exercise its right only after consultation with the Class A note trustee and only after consultation between the relevant fixed-floating interest rate swap provider and the Class A note trustee.  The issuer trustee will exercise such right to terminate at the direction of MEPM.

Fixed-Floating Interest Rate Swap Provider Downgrade

If, as a result of the withdrawal or downgrade of its credit rating by a designated rating agency, [                        ] does not have a particular long-term credit rating or short-term credit rating, each designated rating agency will require [                        ] within a certain period of time to do one or more of the following things, either in relation to the initial withdrawal or downgrade of its credit rating or in relation to one or more subsequent downdgrades or withdrawal of its credit rating following an initial downgrade:

•
lodge cash collateral with an Approved Bank to the account of the issuer trustee (to be used by the issuer trustee solely for the purpose of discharging [                        ]'s obligations under the relevant fixed-floating interest rate swap) in an amount equivalent to the cash collateral amount.  If on the last local business day in any subsequent week during the life of the relevant fixed-floating interest rate swap the aggregate value of the cash collateral lodged pursuant to this paragraph falls below the required cash collateral amount (such shortfall value hereinafter referred to as the "Shortfall"), [                        ] shall (on demand) provide such further cash collateral to the issuer trustee equal to the Shortfall.  Any interest earned on the cash collateral shall accrue to [                        ] and will constitute additional cash collateral lodged by [                        ] (and must be returned to [                        ] in accordance with the following paragraph).  [                        ] will pay any costs associated with lodgment of the cash collateral;

•
at the cost of [                        ], enter into an agreement novating the relevant fixed-floating interest rate swap to a replacement counterparty which holds a particular long-term credit rating and short-term rating proposed by any of [                        ], the issuer trustee or MEPM (if any) and which each designated rating agency has confirmed will result in there not being a withdrawal or downgrade of any credit rating assigned by it to the notes or enter into such other arrangements which each designated rating agency has confirmed will result in there not being a withdrawal or downgrade of any credit rating assigned by it to the notes.  The issuer trustee shall return to [                        ] all cash collateral lodged by [                        ] pursuant to the paragraph above and not previously returned to [                        ] within one local business day of such novation or other arrangement (as the case may be);

•
at the cost of [                        ], arrange for an entity with a credit rating acceptable to each designated rating agency to become a co-obligor or provide an unconditional guarantee for its hedge obligations, with any fee due being paid directly by the guaranteed counterparty; or

•	take other action as [ ] may agree with each designated rating agency (and notify to the issuer trustee and MEPM).

The issuer trustee shall return to [                        ] all cash collateral lodged by [                        ] pursuant to this section and not previously returned to [                        ] at the written direction of MEPM if:

•	[ ] obtains the minimum credit rating specified by each designated rating agency;

•	[ ]’s obligations are novated to a replacement counterparty as set out above;

•	an eligible replacement provides a guarantee as set out above; or

•	none of the notes are rated by a designated rating agency.

In this section, Approved Bank means, in the case of single currency interest rate transactions, a bank which has a short-term credit rating [no lower than the ratings level prescribed] by the [two] [three] designated rating agencies and in the case of cross currency interest rate transactions, a bank which is located outside Australia which has a short-term credit rating [no lower than the ratings level prescribed] by the [two] [three] designated rating agencies.  The Approved Bank must be an entity that each designated rating agency confirms will not affect the rating of the notes.

[This section will be modified for each series to describe the individual requirements of each designated rating agency in relation to a downgrade or withdrawal of the credit rating of the relevant fixed-floating interest rate swap provider].

Termination Payments

On the date of termination of the fixed-floating interest rate swap, a termination payment may be due from the issuer trustee to the fixed-floating interest rate swap provider or from the fixed-floating interest rate swap provider to the issuer trustee.  The termination of the fixed-floating interest rate swap is not an event of default under the security trust deed.

The termination payment in respect of the fixed-floating interest rate swap will be determined on the basis of quotations from four leading dealers in the relevant market selected by the non-defaulting party to enter into a replacement transaction that would have the effect of preserving the economic equivalent of any payment that would, but for the early termination, have been required under the terms of the fixed-floating interest rate swap.

Additional Fixed-Floating Interest Rate Swap Providers

The issuer trustee, at the direction of MEPM, may in the future enter into fixed-floating interest rate swaps with additional fixed-floating interest rate swap providers provided that each additional fixed-floating interest rate swap provider has at least the minimum credit rating specified by each designated rating agency, if any, in order to provide fixed-floating interest rate swaps to the fund.

[This section may be modified for each series to describe the terms of the interest rate swap[s] for that series].

The Currency Swap[s]

Purpose of the Currency Swap[s]

Collections on the housing loans and receipts under the fixed-floating interest rate swap will be denominated in Australian dollars and calculated by reference to the Benchmark Rate.  However, the payment obligations of the issuer trustee on the Class A[ ] notes are denominated in United States dollars and calculated by reference to LIBOR [and the payment obligations of the issuer trustee on the Class A[ ] notes are denominated in Euros and calculated by reference to EURIBOR].  To hedge this currency and interest rate exposure, the issuer trustee, on the direction of MEPM, MEPM and each relevant currency swap provider will enter into a US$ currency swap with respect to the Class A[ ] notes [and a Euro currency swap with respect to the Class A[ ] notes].

[Each] [The] currency swap will be entered into under a single standard form ISDA Master Agreement, as amended by a supplementary schedule (and a credit support annex thereto) and confirmed by written confirmation.

Currency Swap Provider[s]

The currency swap provider[s] will be [                        ] ("[                        ]") [and [                        ] ("[                        ]")].  [                        ] is a company registered under [the Corporations Act 2001 (Cth)]

and has long-term unsecured debt ratings [in the second highest possible categories] from the [two] [three] designated rating agencies and short-term debt ratings [in the highest possible categories] from the [two] [three] designated rating agencies. [[                        ] is a company registered under [the Corporations Act 2001 (Cth)] and has long-term unsecured debt ratings [in the second highest possible categories] from the [two] [three] designated rating agencies and short-term debt ratings [in the highest possible categories] from the [two] [three] designated rating agencies.]  [Insert description of the general character of the business of the currency swap provider[s]].

The depositor has determined that the significance percentage of payments under [the] [each] currency swap agreement, measured against the aggregate principal balance of the Class A[ ] [and] [or] [the Class A[ ] notes] [, as applicable] in accordance with Item 1115 of Regulation AB under the Securities Act of 1933, is [less than 10%] [at least 10%, but less than 20%] [20% or more].

[Provide financial data for any entity providing a currency derivative instrument where the significance percentage of the derivative instrument is at least 10%, but less than 20%, of the aggregate principal balance of the pool assets or, if the derivative instrument relates only to one or more classes or sub-classes of the notes, the aggregate principal balance of such classes].

[Provide financial statements for any entity providing a currency derivative instrument where the significance percentage of the derivative instrument is 20% or more of the aggregate principal balance of the pool assets or, if the derivative instrument relates only to one or more classes or sub-classes of the notes, the aggregate principal balance of such classes].

[For further information concerning [                        ], see the [selected financial data] [consolidated financial statements] of [                        ] and its subsidiaries, and the notes thereto, [beginning on page [   ] of this prospectus supplement] [incorporated by reference in this prospectus supplement]].

[For so long as the depositor has a reporting obligation under the Exchange Act of 1934 with respect to a fund, the depositor will, in accordance with applicable aging requirements, file a Form 8-K or a Form 10-D, as applicable, attaching as an exhibit or, where permitted, incorporating by reference, additional financial data or financial statements, as applicable, of any entity providing a currency derivative instrument with respect to which, as of the Closing Date or as of any subsequent distribution date, the significance percentage is (i) at least 10%, but less than 20% or (ii) 20% or more].

[Incorporation of Certain Documents by Reference

[This section will be included (i) where the significance percentage of payments under [the] [each] currency swap agreement, measured against the aggregate principal balance of the Class A[ ] [and] [or] [the Class A[ ] notes] [, as applicable] in accordance with Item 1115 of Regulation AB is either (A) at least 10%, but less than 20% or (B) 20% or more and (ii) financial data or financial statements of [the] [a] currency swap provider[s] may be incorporated by reference from a report filed by [the] [a] currency swap provider[s] (or the entity that consolidates such party) pursuant to the Exchange Act of 1934].

[[Include if currency swap provider is an SEC registrant]  The consolidated audited financial statements of [                       ] and its subsidiaries as of [                    ,         ], [      ] and [     ] and for each of the years then ended, included in, or as exhibits to, the Form [    ] filed by [                       ] with the U.S. Securities and Exchange Commission on [                    ,         ] [[Include if the most recent annual financial statements are dated as of a date more than nine months prior to the date of the preliminary prospectus or the final prospectus] and the consolidated unaudited financial statements of [                       ] and subsidiaries as of [                    ,         ] and [    ] and for each of the periods then ended, included in, or as exhibits to, the Form [     ] filed by [                       ] with the U.S. Securities and Exchange Commission on [                    ,         ]] are hereby incorporated by reference in this prospectus supplement and may be reviewed at the EDGAR web site maintained by the U.S. Securities and Exchange Commission at http://www.sec.gov.

All documents filed with the U.S. Securities and Exchange Commission by [                        ] pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, after the filing of this prospectus supplement and before the termination of the offering of the notes shall be deemed to be incorporated by reference into this prospectus supplement.]

[[Include if currency swap provider is not an SEC registrant]  The consolidated audited financial statements of [                       ] and subsidiaries as of [                    ,         ], [      ] and [     ] and for each of the years then ended, [[Include if the most recent annual financial statements are dated as of a date more than nine months prior to the date of the preliminary prospectus or the final prospectus] and the consolidated unaudited financial statements of [                       ] and its subsidiaries as of [                    ,         ] and [     ] and for each of the periods then ended,] included as exhibits to the Form 8-K filed by the depositor with the U.S. Securities and Exchange Commission on [                    ,         ] are hereby incorporated by reference in this prospectus supplement and may be reviewed at the EDGAR web site maintained by the U.S. Securities and Exchange Commission at http://www.sec.gov.]

Role of the Manager under the Currency Swap[s]

Each currency swap provider acknowledges the appointment of MEPM as manager of the fund and that MEPM may exercise or satisfy any of the issuer trustee's rights or obligations under the currency swap[s], including entering into and monitoring transactions and executing confirmations.

Payments under the Currency Swap[s]

Under the currency swap[s], the issuer trustee will pay to the currency swap provider[s] on each relevant Quarterly Payment Date an amount in Australian dollars equal to that portion of Principal Collections to be paid to the Class A[ ] noteholders as a payment of principal on the Class A[ ] notes [and to the Class A[ ] noteholders as payment of principal on the Class A[ ] notes, as applicable], as described under "Description of the Offered Notes—Principal Collections—Principal Collections Waterfall" in this prospectus supplement, and the currency swap provider[s] [is] [are] required to pay to, or at the direction of, the issuer trustee an amount denominated in U.S. dollars [or Euros (as the case may be)] which is equivalent to such Australian dollar payment.  The equivalent United States dollar payment in respect of the Class A[ ] notes will be calculated using an exchange rate of US$[    ] = A$1.00, which is fixed for the term of the US$ currency swap.  [The equivalent Euro payment in respect of the Class A[ ] notes will be calculated using an exchange rate of €[    ] = A$1.00, which is fixed for the term of the Euro currency swap].

In addition, under the currency swap[s], on each relevant Quarterly Payment Date the issuer trustee will pay to the currency swap provider[s] the applicable A$ Class A Interest Amount, which is calculated based on the Benchmark Rate, and the currency swap provider[s] will pay to the principal paying agent an amount equal to the interest payable in U.S. dollars to the Class A[ ] noteholders [and in Euros to the Class A[ ] noteholders], which is calculated based on LIBOR [and EURIBOR, respectively].

If on any relevant Quarterly Payment Date, the issuer trustee does not or is unable to make the full floating rate payment, the U.S. dollar or Euro floating rate payment, as applicable, to be made by the currency swap provider[s] on such Quarterly Payment Date will be reduced by the same proportion as the reduction in the payment from the issuer trustee.

The purchase price for the Class A[ ] notes will be paid by investors in U.S. dollars [and the purchase price for the Class A[ ] notes will be paid by investors in Euros], but the consideration for the purchase by the issuer trustee of title to the housing loans will be in Australian dollars.  On the Closing Date, the issuer trustee will pay to the currency swap provider[s] the aggregate initial Invested Amount of the Class A[ ] notes [and the Class A[ ] notes] in United States dollars [or Euros (as applicable)].  In return, the issuer trustee will be paid by the currency swap provider[s] the A$ Equivalent of that U.S. dollar amount [or Euro amount, as applicable].

Scheduled Termination of the Currency Swap[s]

The US$ currency swap is scheduled to terminate on the earlier of the date of redemption of the Class A[  ] notes in accordance with the supplementary bond terms notice relating to the notes and the date on which the Invested Amount of the Class A[ ] notes[, the Class A[ ] notes] [and the Class A[ ] notes] is reduced to zero.  [The Euro currency swap is scheduled to terminate on the earlier of the date of redemption of the Class A[  ] notes in accordance with the supplementary bond terms notice relating to the notes and the date on which the Invested Amount of the Class A[ ] notes[, the Class A[ ] notes] [and the Class A[ ] notes] is reduced to zero.]

Termination by a Currency Swap Provider

After consultation with the issuer trustee and MEPM as to the timing of the termination, a currency swap provider shall have the right to terminate the relevant currency swap in the following circumstances, among others:

•
if the issuer trustee fails to make, when due, any payment under the applicable currency swap required to be made by it, and such failure is not remedied within 10 Banking Days after notice of such failure is given to the Trustee;

•
if an Insolvency Event under the security trust deed occurs in respect of the issuer trustee (other than an insolvency event in respect of Perpetual Limited in its personal capacity or in its capacity as trustee of any other trust where a successor issuer trustee is appointed in accordance with the master trust deed within 60 Banking Days of the occurrence of that Insolvency Event);

•
if a default (including any default by the currency swap provider in making one or more payments on the due date for payment), event of default or other similar condition or event occurs in respect of the currency swap provider under one or more agreements relating to any obligation in respect of borrowed money where the aggregate principal amount of such agreements exceeds 2% of the total shareholders' equity of the currency swap provider specified in the most recently published audited accounts of the currency swap provider which has resulted in such obligation in respect of borrowed money becoming, or becoming capable of being declared, due and payable under such agreements before it would otherwise have been due and payable;

•
if due to an event or circumstance arising after entry into the currency swap, it becomes unlawful for the issuer trustee to make or receive payments or comply with any other material provision of the applicable currency swap;

•
if the issuer trustee becomes obliged to make a withholding or deduction in respect of any of the notes and all of the Class A[ ] notes [and the Class A[ ] notes] are redeemed as a result, but only if all of the Class A[ ] notes [and the Class A[ ] notes] will be redeemed at their Invested Amount, plus accrued interest to (but excluding) the date of redemption; or

•
if, due to an action of a taxing authority or a change in tax law, the currency swap provider is required to gross-up payments or receive payments from which amounts are required to be deducted or withheld (provided, however, that the standard form ISDA Master Agreement governing the currency swap and the supplementary schedule require the currency swap provider to make efforts to transfer its rights and obligations to another office or another affiliate to avoid this requirement so long as the transfer would not result in a downgrade or withdrawal of the rating of the Class A[ ] notes [or the Class A[ ] notes, as applicable]), but only if all of the Class A[ ] notes[, the Class A[ ] notes] [and the Class

A[ ] notes] will be redeemed at their Invested Amount, plus accrued interest to (but excluding) the date of redemption.

For so long as the Invested Amount of the Class A[ ] notes[, the Class A[ ] notes] [and the Class A[ ] notes] is greater than zero, the occurrence of an event of default under the security trust deed and subsequent enforcement of the charge under the security trust deed and/or declaration of the Secured Moneys immediately due and payable will not entitle a currency swap provider to terminate the relevant currency swap.

Termination by the Issuer Trustee

After consultation with the applicable currency swap provider and MEPM as to the timing of the termination, the issuer trustee will have the right to terminate a currency swap in the following circumstances, among others:

•
if the applicable currency swap provider fails to make, when due, any payment under the currency swap required to be made by it, and such failure is not remedied within 10 Banking Days after notice of such failure is given to the currency swap provider;

•	if an Insolvency Event under the security trust deed occurs in respect of the applicable currency swap provider;

•
if, due to an event or circumstance arising after entry into the currency swap, it becomes unlawful for the applicable currency swap provider to make or receive payments or comply with any other material provision of the currency swap;

•
with respect to the Class A[ ] notes only, if the issuer trustee becomes obligated to make a withholding or deduction in respect of the Class A[ ] notes and the Class A[ ] notes are redeemed as a result;

•
[with respect to the Class A[ ] notes only, if the issuer trustee becomes obligated to make a withholding or deduction in respect of the Class A[ ] notes and the Class A[ ] notes are redeemed as a result;]

•	if the applicable currency swap provider fails to comply with its obligations related to a rating downgrade; or

•	if the applicable currency swap provider fails to comply with provisions of the currency swap relating to compliance with Regulation AB financial disclosure.

The issuer trustee may only terminate a currency swap with the prior written consent of the Class A note trustee.  The issuer trustee will exercise its right only after consultation with the Class A note trustee and only after consultation between the applicable currency swap provider and the Class A note trustee.  The issuer trustee will exercise such right to terminate at the direction of MEPM.

Currency Swap Provider Downgrade

If, as a result of the withdrawal or downgrade of its credit rating by a designated rating agency, [                        ] does not have a particular long-term credit rating or short-term credit rating, each designated rating agency will require [                        ] within a certain period of time to do one or more of the following things, either in relation to the initial withdrawal or downgrade of its credit rating or in relation to one or more subsequent downdgrades or withdrawal of its credit rating following an initial downgrade:

•	lodge cash collateral with an Approved Bank to the account of the issuer trustee (to be used by the issuer trustee solely for the purpose of discharging [ ]'s obligations under the relevant currency swap) in an amount equivalent to the cash collateral amount.  If on the last local business day in any subsequent week during the life of the relevant currency swap the aggregate value of the cash collateral lodged pursuant to this paragraph falls below the required cash collateral amount (such shortfall value hereinafter referred to as the "Shortfall"), [                        ] shall (on demand) provide such further cash collateral to the issuer trustee equal to the Shortfall.  Any interest earned on the cash collateral shall accrue to [                        ] and will constitute additional cash collateral lodged by [                        ] (and must be returned to [                        ] in accordance with the following paragraph).  [                        ] will pay any costs associated with lodgment of the cash collateral;

•
at the cost of [                        ], enter into an agreement novating the relevant currency swap to a replacement counterparty which holds a particular long-term credit rating and short-term rating proposed by any of [                        ], the issuer trustee or MEPM (if any) and which each designated rating agency has confirmed will result in there not being a withdrawal or downgrade of any credit rating assigned by it to the notes or enter into such other arrangements which each designated rating agency has confirmed will result in there not being a withdrawal or downgrade of any credit rating assigned by it to the notes.  The issuer trustee shall return to [                        ] all cash collateral lodged by [                        ] pursuant to the paragraph above and not previously returned to [                        ] within one local business day of such novation or other arrangement (as the case may be);

•
at the cost of [                        ], arrange for an entity with a credit rating acceptable to each designated rating agency to become a co-obligor or provide an unconditional guarantee for its hedge obligations, with any fee due being paid directly by the guaranteed counterparty; or

•	take other action as [ ] may agree with each designated rating agency (and notify to the issuer trustee and MEPM).

The issuer trustee shall return to [                        ] all cash collateral lodged by [                        ] pursuant to this section and not previously returned to [                        ] at the written direction of MEPM if:

•	[ ] obtains the minimum credit rating specified by each designated rating agency;

•	[ ]’s obligations are novated to a replacement counterparty as set out above;

•	an eligible replacement provides a guarantee as set out above; or

•	none of the notes are rated by a designated rating agency.

In this section, Approved Bank means, in the case of single currency transactions, a bank which has a short-term credit rating [no lower than the ratings level prescribed] by the [two] [three] designated rating agencies and in the case of cross currency transactions, a bank which has a short-term credit rating [no lower than the ratings level prescribed] by the [two] [three] designated rating agencies.  The Approved Bank must be an entity that each designated rating agency confirms will not affect the rating of the notes.

[This section will be modified for each series to describe the individual requirements of each designated rating agency in relation to a downgrade or withdrawal of the credit rating of the currency swap provider[s]].

Termination Payments

On the date of termination of a currency swap, a termination payment may be due from the issuer trustee to the currency swap provider or from the currency swap provider to the issuer trustee.  The termination of a currency swap is not an event of default under the security trust deed.

The termination payment in respect of a currency swap will be determined on the basis of quotations from four leading dealers in the relevant market selected by the non-defaulting party to enter into a replacement transaction that would have the effect of preserving the economic equivalent of any payment that would, but for the early termination, have been required under the terms of the currency swap.

Replacement of a Currency Swap

If a currency swap is terminated, the issuer trustee must, at the direction of MEPM, enter into one or more currency swaps which replace the terminated currency swap (collectively, a "replacement currency swap"), but only on the condition that:

•
the relevant amount, if any, which is payable by the issuer trustee to the relevant currency swap provider on termination of the relevant currency swap will be paid in full when due in accordance with the supplementary bond terms notice relating to the notes and the relevant currency swap;

•	in the reasonable opinion of MEPM (following discussions between MEPM and each applicable designated rating agency), the ratings assigned to the notes will not be adversely affected;

•	the liability of the issuer trustee under the replacement currency swap is limited to at least the same extent that its liability is limited under the terminated currency swap; and

•	the terms of the replacement currency swap are acceptable to the issuer trustee acting reasonably.

If the preceding conditions are satisfied, the issuer trustee must, at the direction of MEPM, enter into the replacement currency swap, and if it does so, the issuer trustee must direct the provider of the replacement currency swap (the "replacement currency swap provider") to pay any upfront premium to enter into the replacement currency swap due to the issuer trustee directly to the relevant currency swap provider in satisfaction of and to the extent of the issuer trustee's obligation to pay the termination amount to the currency swap provider as referred to in the first bullet point above.

If the currency swap termination amount (if any) is payable by the currency swap provider to the issuer trustee, the issuer trustee must at the direction of MEPM, direct the currency swap provider to pay such amount directly to the replacement currency swap provider in satisfaction of and to the extent of any upfront premium to enter into the replacement currency swap.  Where the upfront premium payable upon entry into the replacement currency swap is:

•	payable by the issuer trustee to the replacement currency swap provider, the:

o	excess of the currency swap termination amount over the upfront premium will be included as Collections for the relevant Calculation Period; and

o	excess of the upfront premium payable over the currency swap termination amount will be satisfied by the issuer trustee as an Expense; or

•	payable by the replacement currency swap provider to the issuer trustee, the:

o	excess of the currency swap termination amount over the upfront premium will be satisfied by the issuer trustee as an Expense; and

o	excess of the upfront premium over the currency swap termination amount will be included as Collections for the relevant Calculation Period.

[This section may be modified for each series to describe the terms of the currency swap[s] for that series].

Payment Funding Facility

The issuer trustee, at the election and direction of MEPM, will enter into one or more funding facilities with one or more payment funding facility providers, which will be available to fund any recovery shortfalls, threshold rate shortfalls and extraordinary expenses of the issuer trustee and any other amounts otherwise as required under the transaction documents in respect of the fund.  Each payment funding facility must be in the form approved by the designated rating agencies.

The initial payment funding facility agreement to be provided to the issuer trustee, on behalf of the fund, by Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, will fund any recovery shortfall between:

•
the amount payable by the issuer trustee to any fixed-floating interest rate swap provider or provider of any other enhancement in respect of any loss suffered by the fixed-floating interest rate swap provider or other provider as a consequence of the termination before its due date of any arrangement to hedge or otherwise manage the issuer trustee's interest rate exposure in relation to housing loans comprised in the assets of the fund that are subject to a fixed rate of interest; and

•	the amount recovered in respect of these costs under the relevant mortgages.

In addition, in order to maintain the assigned rating by each designated rating agency of the Class A[ ] notes[, the Class A[ ] notes][, the Class A[ ] notes][, the Class AB notes] and the Class B notes and to comply with the provisions relating to the threshold rate detailed under "Description of the Offered Notes—Threshold Rate" in this prospectus supplement, MEPM may direct the issuer trustee to make a draw on the payment funding facility to cover threshold rate shortfalls under the terms of the supplementary bond terms notice relating to the notes.

MEPM may also direct the issuer trustee to make a draw on the payment funding facility to cover the following extraordinary expenses of the issuer trustee in respect of the fund (in each case as certified in writing by MEPM to the issuer trustee):

•	legal expenses of the issuer trustee in relation to the fund;

•	subject to the master trust deed, expenses incurred in replacing MEPM, the security trustee or the issuer trustee in relation to the fund;

•	subject to the security trust deed, any expenses incurred by the issuer trustee or the security trustee on enforcement of the charge created under the security trust deed; and

•	any other expense, cost, charge or other amount in relation to the fund determined from time to time by MEPM to be an extraordinary expense.

Upon any draw under the payment funding facility, the issuer trustee will issue a payment funding facility note of the fund to Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, or any other person entitled to be registered as a noteholder in accordance with the payment funding facility agreement evidencing such funding amount.

[As of the Closing Date, the payment funding facility will not provide additional liquidity enhancement to the fund because there will be no outstanding payment funding facility notes.]  [Describe any draw under the payment funding facility to be made as of the Closing Date and any applicable proportional allocation of any such draw between recovery shortfalls, threshold shortfalls and extraordinary expenses; in the event of any draw under the payment funding facility to be made as of the Closing Date, describe the issuance of payment funding facility notes.]

Use of Funding Amounts

The issuer trustee must invest the funding amount in Authorized Investments which have long-term ratings [in the highest possible categories] from the [two] [three] designated rating agencies or have short-term ratings [in the highest possible categories] from the [two] [three] designated rating agencies, or such other rating as any designated rating agency may approve from time to time, and which mature not later than the Banking Day preceding the applicable Payment Date.

Interest and Principal

Interest payable under the payment funding facility agreement is equal to the net income derived from the investment of the net proceeds, for that payment period, of all outstanding funding amounts less any payments made in respect of recovery shortfalls in connection with a fixed-floating interest rate swap, threshold rate shortfalls or extraordinary expenses as contemplated in the payment funding facility agreement.

Principal on payment funding facility notes is payable in the order of priorities under the Principal Collections Waterfall (see "Description of the Offered Notes—Principal Collections—Principal Collections Waterfall" in this prospectus supplement) and, to the extent not paid or allocated under the Principal Collections Waterfall, under the Interest Collections Waterfall (see "Description of the Offered Notes—Interest Collections—Interest Collections Waterfall" in this prospectus supplement).

Repayment of Payment Funding Facility Notes

If, on any Banking Day, MEPM, in its capacity as manager of the fund, determines that the amount of payment funding facility notes outstanding in respect of the payment funding facility is greater than the amount determined from time to time by MEPM, in its capacity as manager of the fund, and notified to each designated rating agency, and that such difference should be repaid, the issuer trustee must apply so much of the principal outstanding under the payment funding facility; provided that MEPM, in its capacity as manager of the fund, is satisfied that the principal outstanding under the payment funding facility immediately after such repayment will not cause the rating of the Class A notes[, the Class AB notes] or the Class B notes to be downgraded or withdrawn by any designated rating agency.

The principal outstanding under the payment funding facility must be repaid by the issuer trustee in full on the first to occur of:

•	the Payment Date on which the total Outstanding Principal Balance of all notes is zero or will be zero following any payments made on such Payment Date; and

•
the Payment Date immediately following the date upon which MEPM, in its capacity as manager of the fund, has determined, after consultation with each designated rating agency and having given each such designated rating agency 5 Banking Days’ prior written notice of any determination, that the payment funding facility is no longer necessary to maintain the ratings of the Class A notes, or as otherwise required under the transaction documents in respect of the fund.

The issuer trustee must apply repayments such that the payment funding facility notes issued earlier in time are repaid first.

Upon or at any time after the occurrence of an event of default under the security trust deed, the noteholder under the payment funding facility or MEPM, in its capacity as manager of SMHL Origination Fund No. 3, may, by notice to the issuer trustee and MEPM, in its capacity as manager of the fund, declare the outstanding moneys under the payment funding facility immediately due and payable, subject to the terms of the supplementary bond terms notice relating to the notes and the security trust deed.

Upon the occurrence of an event (including, but not limited to, any change in, or the introduction, implementation, operation or taking effect of, any law, regulation, treaty, order or official directive, or in their interpretation or application by any government agency) that makes it unlawful or impracticable for the noteholder under the payment funding facility to make, fund or maintain the principal outstanding under the payment funding facility or for the noteholder under the payment funding facility or MEPM, in its capacity as manager of SMHL Origination Fund No. 3, to perform its respective obligations under the payment funding facility agreement, the security trust deed, the supplementary bond terms notice relating to the notes and the master trust deed, and to the extent required by such event, or its effect, or if necessary to prevent or remedy a breach or to comply with any applicable law, regulation, treaty, order or official directive, the issuer trustee must, and MEPM, in its capacity as manager of the fund, must direct the issuer trustee to:

•	immediately prepay to the noteholder under the payment funding facility the outstanding moneys under the payment funding facility in full; or

•
if, in the opinion of MEPM, in its capacity as manager of SMHL Origination Fund No. 3, delay in prepayment does not compound such breach or affect such compliance, upon prior notice from MEPM, in its capacity as manager of SMHL Origination Fund No. 3, prepay to the noteholder under the payment funding facility the outstanding moneys under the payment funding facility in full at the end of at least the longer of 30 days and the period ending on the next occurring relevant Monthly Payment Date (or such lesser period if the applicable law, regulation, treaty, order or official directive requires).

Termination

The payment funding facility agreement may only be terminated on or after the first to occur of:

•	the Payment Date on which the total Outstanding Principal Balance of all notes is zero or will be zero following any payments made on such Payment Date; and

•
the date upon which MEPM, in its capacity as manager of the fund, has determined, after consultation with each designated rating agency and having given each such designated rating agency 5 Banking Days’ prior written notice of any determination, that the payment funding facility is no longer necessary to maintain the ratings of the Class A notes;

provided that, upon the occurrence of an event that makes it unlawful or impracticable for the noteholder under the payment funding facility to make, fund or maintain the principal outstanding under the payment funding facility or for the noteholder under the payment funding facility or MEPM, in its capacity as manager of SMHL Origination Fund No. 3, to perform its respective obligations under the payment funding facility agreement, the security trust deed, the supplementary bond terms notice relating to the notes and the master trust deed, each of the noteholder under the payment funding facility and MEPM, in its capacity as manager of SMHL Origination Fund No. 3, may, by notice to the issuer trustee, terminate its respective obligations under the payment funding facility agreement and such other transaction documents.  For further information with respect to events of illegality under the payment funding facility agreement, see "—Payment Funding Facility—Repayment of Payment Funding Facility Notes" in this prospectus supplement.

Indemnity

The issuer trustee indemnifies, out of the assets of the fund, the noteholder under the payment funding facility agreement and MEPM, in its capacity as manager of SMHL Origination Fund No. 3, against any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment which the noteholder under the payment funding facility agreement or MEPM, in its capacity as manager of SMHL Origination Fund No. 3, as the case may be, or an attorney, pays, suffers, incurs or is liable for (including any amount incurred by reason of the liquidation or re-employment of funds) in respect of any of the following:

•	a funding amount not being made available for any reason other than any default of the noteholder under the payment funding facility or MEPM, in its capacity as manager of SMHL Origination Fund No. 3;

•	the occurrence of an event of default under the security trust deed; or

•
the noteholder under the payment funding facility agreement or MEPM, in its capacity as manager of SMHL Origination Fund No. 3, exercising its respective powers upon the occurrence of an event of default under the security trust deed.

The obligations of the issuer trustee in respect of the indemnity are limited to the extent that funds are available from time to time for that purpose in accordance with the supplementary bond terms notice relating to the notes.

Assignment and Changes in Lending Office

Neither Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, nor any person entitled to be registered as a noteholder in accordance with the payment funding facility agreement, nor MEPM, in its capacity as manager of SMHL Origination Fund No. 3, may assign any of its rights or transfer by novation any of its rights and obligations under the payment funding facility agreement or any payment funding facility note thereunder, the security trust deed, the supplementary bond terms notice relating to the notes or the master trust deed without the prior written consent of the other parties to the payment funding facility agreement and prior written notice of such assignment being given to each designated rating agency.  Further, neither the issuer trustee nor MEPM, in its capacity as manager of the fund, may assign any of its rights or obligations under the payment funding facility agreement or any payment funding facility note thereunder, the security trust deed, the supplementary bond terms notice relating to the notes or the master trust deed without the prior written consent of MEPM, in its capacity as manager of SMHL Origination Fund No. 3, the noteholder or any person entitled to be registered as a noteholder in accordance with the payment funding facility agreement and prior written notice of such assignment being given to each designated rating agency.

The noteholder or any person entitled to be registered as a noteholder in accordance with the payment funding facility agreement may change its lending office at any time and must promptly notify the issuer trustee and MEPM, in its capacity as manager of the fund, of any such change.  If MEPM, in its capacity as manager of SMHL Origination Fund No. 3, or the noteholder or any person entitled to be registered as a noteholder in accordance with the payment funding facility agreement assigns or transfers any of its rights or obligations under the payment funding facility agreement or any payment funding facility note thereunder, the security trust deed, the supplementary bond terms notice relating to the notes or the master trust deed or changes its lending office, the issuer trustee is not required to pay any net increases in the aggregate amount of costs, taxes, fees or charges which:

•	are a direct consequence of the transfer or assignment or change of lending office; and

•
the noteholder or any person entitled to be registered as a noteholder in accordance with the payment funding facility agreement or MEPM, in its capacity as manager of SMHL Origination Fund No. 3, as the case may be, or its transferee or assignee, was aware of or ought reasonably to have been aware of, at the time of the transfer or assignment or change of lending office.

[Provide financial data for any entity providing liquidity enhancement that is liable or contingently liable to provide payments representing 10% or more, but less than 20%, of the cash flows supporting any offered notes].

[Provide financial statements for any entity providing liquidity enhancement that is liable or contingently liable to provide payments representing 20% or more of the cash flows supporting any offered notes].

Redemption of the Notes upon an Event of Default

If an event of default occurs under the security trust deed while the Class A notes[, the Class AB notes] or the Class B notes are outstanding, the security trustee may, in its absolute discretion, subject in some circumstances to the prior written consent of the Voting Secured Creditors in accordance with the provisions of the security trust deed, and will, if so directed by an Extraordinary Resolution of the Voting Secured Creditors enforce the security created by the security trust deed.  That enforcement can include the sale of some or all of the housing loans.  Any proceeds from the enforcement of the security will be applied in accordance with the order of priority of payments as set out in the security trust deed.  See "Description of the Transaction Documents—The Security Trust Deed" in this prospectus supplement and "Description of the Transaction Documents—The Security Trust Deed" in the base prospectus.

Final Maturity Date and the Manager's Option to Direct Call of the Notes

The final maturity date of the Class A[ ] notes[, the Class A[ ] notes][, the Class A[ ] notes][, the Class AB notes] and the Class B notes is [                 ,    ].

The issuer trustee may, at the direction of MEPM and subject to the conditions set out below, at any time prior to the enforcement of the charge under the security trust deed upon giving not less than 5 Banking Days' notice to all noteholders in accordance with the applicable conditions of the notes, declare a date earlier than [                 ,    ] to be the final maturity date in respect of all Class A[ ] notes[, Class A[ ] notes][, Class A[ ] notes][, Class AB notes] and Class B notes if the aggregate Outstanding Principal Balance of all housing loans comprised in the assets of the fund at that time is equal to or less than 10% of the aggregate initial Outstanding Principal Balance of all housing loans as at the Pool Cut-Off Date.

The date declared to be the final maturity date must be a Quarterly Payment Date.

MEPM must not give a direction to the issuer trustee in respect of the final maturity date unless MEPM is satisfied (and so certifies to the issuer trustee and the note trustee, upon which certification the issuer trustee and the note trustee may rely conclusively) that there will be sufficient monies available on the date to be declared as the final maturity date to discharge the Invested Amount of each note, together with all accrued and unpaid interest in respect of each note to (but excluding) the final maturity date, and any amounts which would be required under the security trust deed to be paid in priority or pari passu with the notes if the charge were being enforced on that final maturity date; provided that the noteholders owning at least 75% of the aggregate Invested Amount of the notes calculated and expressed in the A$ Equivalent, and in any case, with respect to the Class A[ ] notes, in compliance with the U.S. Trust Indenture Act of 1939, as amended, may, by Extraordinary Resolution, consent to MEPM giving a direction to the issuer trustee in respect of the final maturity date where MEPM is satisfied (and so certifies to the issuer trustee and the note trustee, upon which certification the issuer trustee and the note trustee may rely conclusively) that there will be sufficient monies available on the date to be declared as the final maturity date to discharge the Outstanding Principal Balance of each note, together with all accrued and unpaid interest in respect of each note to (but excluding) the final maturity date, and any amounts which would be required under the security trust deed to be paid in priority or pari passu with the notes if the charge were being enforced on that final maturity date.

The issuer trustee must pay the then Invested Amount (or, to the extent that the noteholders, by Extraordinary Resolution, consent to the direction by MEPM to the issuer trustee in respect of the final maturity date, the then Outstanding Principal Balance) of each note, together with all accrued and unpaid interest in respect of each note to (but excluding) the final maturity date, on or by the final maturity date declared by the issuer trustee on the direction of MEPM.  The failure of the issuer trustee to pay the Invested Amount or Outstanding Principal Balance, as applicable, of each note, together with all accrued and unpaid interest on each such note, within 10 Banking Days of the due date for payment will constitute an event of default under the security trust deed.

Redemption of the Notes for Taxation or Other Reasons

If MEPM determines at any time that:

•
on the next Payment Date to occur after such time, the issuer trustee would be required to deduct or withhold from any payment of principal or interest in respect of any Class A[ ] notes[, any Class A[ ] notes][, any Class A[ ] notes][, any Class AB notes] or any Class B notes, any currency swap, any fixed-floating interest rate swap, any payment funding facility, any redraw funding facility[, any top-up funding facility] or any liquidity notes any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by the Commonwealth of Australia or any of its political sub-divisions or any of its authorities; or

•
the total amount payable in respect of interest in relation to any of the housing loans comprised in the assets of the fund for a Calculation Period has ceased to be receivable, whether or not actually received, by the issuer trustee during such Calculation Period (other than by reason of the failure by any borrowers to pay interest in breach of the relevant housing loans), the issuer trustee must, when directed by MEPM (at MEPM’s option), at any time prior to the enforcement of the charge under the security trust deed upon giving not less than 5 Banking Days' notice to all noteholders in accordance with the applicable conditions of the notes, redeem all, but not some only, of the notes on any subsequent Quarterly Payment Date at their then Invested Amount (or, to the extent that the noteholders, by Extraordinary Resolution, consent to MEPM giving a direction to the issuer trustee in respect of a tax event, their then Outstanding Principal Balance), together with all accrued and unpaid interest in respect of each note to (but excluding) the date of redemption.

MEPM must not give a direction to the issuer trustee in respect of a tax event unless MEPM is satisfied (and so certifies to the issuer trustee and the note trustee, upon which certification the issuer trustee and the note trustee may rely conclusively) that there will be sufficient monies available on the Quarterly Payment Date designated to the issuer trustee to discharge the Invested Amount of each note, together with all accrued and unpaid interest in respect of each note to (but excluding) such designated Quarterly Payment Date, and any amounts which would be required under the security trust deed to be paid in priority or pari passu with the notes if the charge under the security trust deed were being enforced on such Quarterly Payment Date; provided that the noteholders owning at least 75% of the aggregate Invested Amount of the notes calculated and expressed in the A$ Equivalent, and in any case, with respect to the Class A[ ] notes, in compliance with the U.S. Trust Indenture Act of 1939, as amended, may, by Extraordinary Resolution, consent to MEPM giving a direction to the issuer trustee in respect of a tax event where MEPM is satisfied (and so certifies to the issuer trustee and the note trustee, upon which certification the issuer trustee and the note trustee may rely conclusively) that there will be sufficient monies available on the Quarterly Payment Date designated to the issuer trustee to discharge the Outstanding Principal Balance of each note, together with all accrued and unpaid interest in respect of each note to (but excluding) such designated Quarterly Payment Date, and any amounts which would be required under the security trust deed to be paid in priority or pari passu with the notes if the charge under the security trust deed were being enforced on such Quarterly Payment Date.

Notwithstanding the above, the noteholders owning at least 75% of the aggregate Invested Amount of the notes calculated and expressed in the A$ Equivalent, and in any case, with respect to the Class A[ ] notes, in compliance with the U.S. Trust Indenture Act of 1939, as amended, may by Extraordinary Resolution elect, and must notify the issuer trustee and MEPM not less than 21 days before the next Quarterly Payment Date following the receipt of notice of such proposed redemption, that the noteholders do not require the issuer trustee to redeem the notes in accordance with this section.

Final Redemption of the Notes

With respect to each note, upon:

•	the Invested Amount of the note being reduced to zero;

•
the note being redeemed as described under "Description of the Offered Notes—Final Maturity Date and the Manager's Option to Direct Call of the Notes" in this prospectus supplement or "Description of the Offered Notes—Redemption of the Notes for Taxation or Other Reasons" in the base prospectus;

•	the noteholder renouncing in writing all of its rights to any amounts payable under or in respect of that note;

•
all amounts payable to the Class A[ ] noteholders [and the Class A[ ] noteholders] with respect to the enforcement of the security trust deed being paid to the principal paying agent, [all amounts payable to the Class A[ ] noteholders with respect to the enforcement of the security trust deed being paid to the Class A[ ] noteholders][,][all amounts payable to the Class AB noteholders with respect to the enforcement of the security trust deed being paid to the Class AB noteholders] and all amounts payable to the Class B noteholders with respect to the enforcement of the security trust deed being paid to the Class B noteholders, as applicable;

•
payment being made in respect of the note pursuant to the Interest Collections Waterfall and the Principal Collections Waterfall (see "Description of the Offered Notes—Interest Collections—Interest Collections Waterfall" and "Description of the Offered Notes—Principal Collections—Principal Collections Waterfall" in this prospectus supplement) on the Quarterly Payment Date immediately following the date on which the issuer trustee completes a sale and realization of all assets of the fund in accordance with the master trust deed and the supplementary bond terms notice relating to the notes; and

•
the Outstanding Principal Balance in respect of the note, together with all accrued and unpaid interest in respect of such note to (but excluding) the final maturity date, being repaid in full on such final maturity date, such note will thereupon be deemed to be redeemed and discharged in full and any obligation to pay any accrued but then unpaid interest, any then unpaid Invested Amount, any then unpaid Outstanding Principal Balance or any other amount in respect of such note will be extinguished in full.

Residual Interests

[Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1], as residual capital unitholder of the fund will be entitled to receive A$[     ] on a winding up of the fund.  [Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1], as income unitholder of the fund, will be entitled to receive any residual cash flow from the housing loans.  Each of [Industry Funds Management (Nominees

2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1], as residual capital unitholder, may transfer its right to receive a sum of A$[     ], and [Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1], as income unitholder, may transfer its right to receive the balance of the residual cash flow the fund (comprising the excess income and balance of the capital of the fund), to any of its affiliates or to any other person or entity.

Termination of the Fund

The fund shall continue until, and shall terminate on its Termination Date.  The issuer trustee is not entitled to create any further interests in the fund after the date that is the eightieth anniversary of the date the fund was created.

Reports to Noteholders

No later than two Banking Days prior to each Monthly Payment Date, the depositor will, on behalf of the issuer trustee, prepare and deliver a noteholder report in respect of the Monthly Calculation Period preceding that Monthly Payment Date to the issuer trustee, the principal paying agent, the Class A note trustee.  Each noteholder report will contain certain information with respect to the payments and allocations to be made on a Monthly Payment Date in respect of the notes, the Outstanding Principal Balance of the notes following such allocation or payment, as applicable, and certain other information relating to the notes and the housing loans.  See "Description of the Offered Notes—Reports to Noteholders" in the base prospectus for a more detailed description of the information that will be contained in each noteholder report.

For so long as the fund is required to file reports with the SEC under the Securities Exchange Act of 1934, the depositor will file each noteholder report with the SEC under cover of Form 10-D.  The depositor will also make each noteholder report and, at its option, any additional files containing the same information in an alternative format, available to holders of offered notes and other parties to the note trust deed via the web site maintained by the depositor described under "—Periodic Reporting".

The note trustee and principal paying agent will promptly provide the noteholder's report to each registered noteholder.

Unless and until certificated notes are issued, periodic and annual unaudited reports containing information concerning the fund and the offered notes will be prepared by the depositor and sent to DTC.  DTC and its participants will make such reports available to holders of interests in the notes in accordance with the rules, regulations and procedures creating and affecting DTC.  However, such reports will not be sent directly to each beneficial owner while the notes are in book-entry form.  Upon the issuance of fully registered, certificated notes, such reports will be sent directly to each noteholder.  Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles.

[Specify any additional reports to noteholders not mentioned in the base prospectus and detail information to be included in such reports].

[Insert any arrangements for publication of summary pool performance data on a financial news medium].

Periodic Reporting

The depositor, on behalf of the fund, will file with the SEC such periodic reports as are required under the Securities Exchange Act of 1934 and the rules and regulations of the SEC thereunder.  For so long as the fund is required to file reports with SEC under the Securities Exchange Act of 1934, the fund's annual report on Form 10-K, distribution reports on Form 10-D, current reports on Form 8-K and amendments to those reports will be made available on such web site as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.  See "Available Information" in the base prospectus.  The SEC file number of the depositor is 000-1186142.  The SEC file number of the fund is [       ]-[                           ].

The depositor will also make each Form 10-K, Form 10-D and Form 8-K filed in respect of the fund available via the web site maintained by the depositor at http://www.[                                      ].  For purposes of any electronic version of this prospectus supplement, the preceding uniform resource locator, or URL, is an inactive textual reference only.  Steps have been taken to ensure that this URL reference was inactive at the time the electronic version of this prospectus supplement was created.

Description of the Transaction Documents

The Security Trust Deed

General

The issuer trustee will grant a first ranking floating charge, registered with the Australian Securities and Investments Commission, over all of the fund assets in favor of the security trustee subject only to a prior interest in favor of the issuer trustee to secure payment of certain expenses of the fund.  The floating charge will secure the issuer trustee's obligations to the noteholders, MEPM, the security trustee, counterparties under the fixed-floating interest rate and the currency swaps, the Class A note trustee, each paying agent, the calculation agent, the Class A note registrar, the underwriters, each payment funding facility provider, each redraw funding facility provider, [each top-up funding facility provider,] [the liquidity noteholders] and each provider of credit enhancement.  These secured parties are collectively known as the "Secured Creditors".

The security trustee will act as trustee on behalf of the Secured Creditors as described under "Description of the Transaction Documents—The Security Trust Deed" in the base prospectus.  Under the security trust deed, if there is a conflict between the duties owed by the security trustee to any Secured Creditors or a class of Secured Creditors of the fund, the security trustee will give priority to the interests of the noteholders and the holders of liquidity notes (which, in the case of the holders of Class A notes [(other than the Class A[ ] notes)] will be determined by the Class A note trustee acting on their behalf, and which, in the case of [the holders of any Class A[ ] notes][, the holders of any Class AB notes,] the holders of the Class B notes [and the holders of the liquidity notes] will be determined by such holders).  In addition, the security trustee must give priority to the interests of the Class A noteholders if, in the security trustee's opinion (in relation to which, in determining the interests of the holders of Class A notes [(other than the Class A[ ] notes)] the security trustee may rely on a determination of the Class A note trustee), there is a conflict between the interests of Class A noteholders[, the interests of the Class AB noteholders] and the interests of the Class B noteholders or other Secured Creditors of a fund.

Voting Procedures

For the purposes of "Description of the Transaction Documents—The Security Trust Deed—Voting Procedures" in the base prospectus, if at any meeting of Voting Secured Creditors a poll is demanded, every person who is present will have one vote for every A$100, but not part thereof, of Secured Moneys calculated and expressed in the A$ Equivalent that he holds or in which he is a representative.

Events of Default

Each of the following will be an event of default under the security trust deed for the fund:

(a)	the issuer trustee does not within 10 Banking Days of the due date, and in the specified manner:

(i)	when there are Class A[ ] notes[, Class A[ ] notes] [or] [Class A[ ] notes] outstanding, pay in full any Secured Moneys required to be paid under paragraphs (a) and (b) of the

Interest Collections Waterfall or any interest or principal amounts payable in respect of the Class A[ ] notes[, the Class A[ ] notes] [or] [the Class A[ ] notes];

(ii)
when there are no Class A[ ] notes[, Class A[ ] notes] [or] [Class A[ ] notes] outstanding, [pay in full any Secured Moneys required to be paid under paragraphs (a) and (b) of the Interest Collections Waterfall or any interest or principal amounts payable in respect of the Class AB notes;

(iii)
when there are no Class AB Notes outstanding,] pay in full any Secured Moneys required to be paid under paragraphs (a) and (b) of the Interest Collections Waterfall or any interest or principal amounts payable in respect of the Class B notes;

(iv)	when there are no Class B notes outstanding, pay in full any Secured Moneys;

(b)
the issuer trustee defaults in fully performing, observing and fulfilling any material obligation in relation to the fund (other than the payment of money or, prior to the Payment Date on which the aggregate Original Principal Balance of all of the Class A[ ] notes[, the Class A[ ] notes][, the Class A[ ] notes][, the Class AB notes] and the Class B notes is zero or will be zero following any payments made on such Payment Date and subject to paragraph (a) above, in respect of any such default under a redraw funding facility[, a top-up funding facility] or a payment funding facility) and such default has not been remedied within 10 Banking Days of the issuer trustee receiving notice from the security trustee specifying the breach and requiring the same to be rectified and such default has or will have an adverse effect on the amount or timing of:

(i)	any payment on the Class A[ ] notes[, the Class A[ ] notes] [or] [the Class A[ ] notes]; [or]

(ii)	to the extent none of the Class A[ ] notes[, the Class A[ ] notes] [or] [the Class A[ ] notes] remain outstanding, [any payment on the Class AB notes; or

(iii)	to the extent none of the Class A[ ] notes[, the Class A[ ] notes][, the Class A[ ] notes] or the Class AB Notes remain outstanding,] any payment on the Class B notes;

(c)
any representation, warranty or statement in relation to the fund made, repeated or deemed to be made or repeated by the issuer trustee is proved to be untrue in any material respect when made, repeated (except, prior to the Payment Date on which the aggregate Original Principal Balance of all of the Class A[ ] notes[, the Class A[ ] notes][, the Class A[ ] notes][, the Class AB notes] and the Class B notes is zero or will be zero following any payments made on such Payment Date, in respect of any representation, warranty or statement made, repeated or deemed to be made or repeated under a redraw funding facility[, a top-up funding facility] or a payment funding facility) and such default has or will have an adverse effect on the amount or timing of:

(i)	any payment on the Class A[ ] notes[, the Class A[ ] notes] [or] [the Class A[ ] notes]; [or]

(ii)	to the extent none of the Class A[ ] notes[, the Class A[ ] notes] [or] [the Class A[ ] notes] remain outstanding, [any payment on the Class AB notes; or

(iii)	to the extent none of the Class A[ ] notes[, the Class A[ ] notes][, the Class A[ ] notes] or the Class AB Notes remain outstanding,] any payment on the Class B notes;

(d)
the issuer trustee breaches any material undertaking given at any time to the security trustee in relation to the fund or fails to comply with any material condition imposed by the security trustee in relation to the fund in agreeing to any matter (including any waiver) (except, prior to the Payment Date on which the aggregate Original Principal Balance of all of the Class A[ ] notes[, the Class A[ ] notes][, the Class A[ ] notes][, the Class AB notes] and the Class B notes is zero or will be zero following any payments made on such Payment Date, in respect of any breach of any material undertaking or failure to comply with any material condition under a redraw funding facility[, a top-up funding facility] or a payment funding facility) and such default has or will have an adverse effect on the amount or timing of:

(i)	any payment on the Class A[ ] notes[, the Class A[ ] notes] [or] [the Class A[ ] notes]; [or]

(ii)	to the extent none of the Class A[ ] notes[, the Class A[ ] notes] [or] [the Class A[ ] notes] remain outstanding, [any payment on the Class AB notes; or

(iii)	to the extent none of the Class A[ ] notes[, the Class A[ ] notes][, the Class A[ ] notes] or the Class AB Notes remain outstanding,] any payment on the Class B notes;

(e)	an Insolvency Event occurs in relation to the issuer trustee other than for the solvent reconstruction of the issuer trustee or the fund with the written approval of MEPM and the security trustee;

(f)	any encumbrance over any mortgaged property becomes enforceable or any floating security becomes fixed;

(g)	the security trust deed is, becomes or is claimed by the issuer trustee or MEPM to be void, voidable or unenforceable in whole or in any material part;

(h)	the issuer trustee or MEPM repudiates the security trust deed in whole or in any material part;

(i)
there occurs without the prior written approval of the security trustee, any vesting or distribution of any assets of the fund other than in accordance with the supplementary bond terms notices relating to the notes and the liquidity notes and such vesting or distribution has or will have an adverse effect on the amount or timing of:

(i)	any payment on the Class A[ ] notes[, the Class A[ ] notes] [or] [the Class A[ ] notes]; [or]

(ii)	to the extent none of the Class A[ ] notes[, the Class A[ ] notes] [or] [the Class A[ ] notes] remain outstanding, [any payment on the Class AB notes; or

(iii)	to the extent none of the Class A[ ] notes[, the Class A[ ] notes][, the Class A[ ] notes] or the Class AB Notes remain outstanding,] any payment on the Class B notes; and

(j)
any material breach of trust in relation to the fund by the issuer trustee occurs, which has not been remedied within 10 Banking Days of the issuer trustee receiving notice from the security trustee specifying the breach and requiring the same to be rectified and which breach has or will have an adverse effect on the amount or timing of

(i)	any payment on the Class A[ ] notes[, the Class A[ ] notes] [or] [the Class A[ ] notes]; [or]

(ii)	to the extent none of the Class A[ ] notes[, the Class A[ ] notes] [or] [the Class A[ ] notes] remain outstanding, [any payment on the Class AB notes; or

(iii)	to the extent none of the Class A[ ] notes[, the Class A[ ] notes][, the Class A[ ] notes] or the Class AB Notes remain outstanding,] any payment on the Class B notes,

or the issuer trustee for any reason loses or ceases to be entitled to a material extent to its rights of indemnity against the assets of the fund.

Where the security trustee has obtained the written consent of the relevant Noteholder Secured Creditors and, in its reasonable opinion, considers that it would not be materially prejudicial to the interests of the Secured Creditors, it may elect to treat an event that would otherwise be an event of default as not being an event of default for the purpose of the security trust deed.  Unless the security trustee has made such an election and providing that the security trustee is actually aware of the occurrence of an event of default, the security trustee must promptly convene a meeting of the Voting Secured Creditors at which it shall seek directions from the Voting Secured Creditors by way of Extraordinary Resolution of Voting Secured Creditors regarding the action it should take as a result of that event of default.

Priorities under the Security Trust Deed

All moneys received by the Security Trustee or by a receiver under the charge are to be applied in the following order of priority (the "Post-Enforcement Waterfall"):

(a)	first, in payment of all amounts which, to the extent required by law, have priority over the payments listed in paragraphs (b) to (o) of this Post-Enforcement Waterfall;

(b)
second, pari passu and rateably, in payment of all fees (including the security trustee's fees), costs, charges, expenses and disbursements incurred in or incidental to the exercise or performance or attempted exercise or performance of any of the powers of a receiver or the security trustee in relation to the fund and the assets of the fund;

(c)
third, in payment of Expenses in relation to the fund or its assets as the security trustee or the receiver shall think fit to pay (other than in respect of any amounts payable to the issuer trustee, the security trustee, the Class A note trustee, the paying agents, the Class A note registrar, the calculation agent, [the Transparency Directive agent] [or] [the Irish listing agent]) under paragraph (e) of this Post-Enforcement Waterfall or any other amount listed in paragraphs (d) to (o) of this Post-Enforcement Waterfall);

(d)
fourth, in payment of any other encumbrances over the assets of the fund of which the security trustee is aware having priority to the charge (including reimbursement of or provision for Expenses of the issuer trustee in performance of its trust) in order of priority;

(e)	fifth, pari passu and rateably, in payment of:

(i)
all fees, costs, charges, expenses and disbursements incurred in or incidental to the exercise or performance or attempted exercise or performance of any of the powers of the issuer trustee, the security trustee, the Class A note trustee, the paying agents, the Class A note registrar, the calculation agent [or] [the Transparency Directive agent] in relation to the fund or a transaction document; and

(ii)	Expenses incurred in or incidental to the exercise or performance or attempted exercise or performance of any of the powers of the Irish listing agent in relation to the fund,

in each case, to the extent not already paid under this Post-Enforcement Waterfall;

(f)	sixth:

(i)
pari passu and rateably, in payment to the Class A[ ] noteholders of any termination proceeds payable by and received from a US$ currency swap provider as described under "Description of the Offered Notes—Payments out of US$ Account" in this prospectus supplement upon the termination of a US$ currency swap and the failure by the issuer trustee to enter into a replacement currency swap, toward satisfaction of Secured Moneys owing on the Class A[ ] notes (the Secured Moneys owing on the Class A[ ] notes for this purpose will be denominated in U.S. dollars); and

(ii)
[pari passu and rateably, in payment to the Class A[ ] noteholders of any termination proceeds payable by and received from an Euro currency swap provider as described under as described under "Description of the Offered Notes—Payments out of € Account" in this prospectus supplement upon the termination of an Euro currency swap and the failure by the issuer trustee to enter into a replacement currency swap, toward satisfaction of Secured Moneys owing on the Class A[ ] notes (the Secured Moneys owing on the Class A[ ] notes for this purpose will be denominated in Euros);]

(g)	seventh, in payment or toward satisfaction, pari passu and rateably,

(i)	of Secured Moneys owing to enhancement providers;

(ii)

(A)
in respect of Secured Moneys (denominated in U.S. dollars) owing (as at the date of payment) to each Class A[ ] noteholder after the application of paragraph (f)(i) of this Post-Enforcement Waterfall (for the purposes of determining the pro rata entitlement of the Class A[ ] noteholders to amounts available for distribution under this paragraph (g)(ii)(A) of the Post-Enforcement Waterfall, the Secured Moneys owing in respect of the Class A[ ] notes for this purpose will be converted from U.S. dollars to Australian dollars in the manner described in paragraph (a) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Conversion of U.S. Dollar-Denominated Secured Moneys into Australian Dollars" in this prospectus supplement;"

(B)
[in respect of Secured Moneys (denominated in Euros) owing (as at the date of payment) to each Class A[ ] noteholder after the application of paragraph (f)(ii) of this Post-Enforcement Waterfall (for the purposes of determining the pro rata entitlement of the Class A[ ] noteholders to amounts available for distribution under this paragraph (g)(ii)(B) of the Post-Enforcement Waterfall, the Secured Moneys owing in respect of the Class A[ ] notes for this purpose will be converted from Euros to Australian dollars in the manner described in paragraph (a) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Conversion of Euro-Denominated Secured Moneys into Australian Dollars" in this prospectus supplement; and

(C)	[of Secured Moneys owing (as at the date of payment) to each Class A[ ] noteholder;]

(iii)
of Secured Moneys owing to a currency swap provider on termination of the relevant currency swap (other than in respect of any amounts payable to such currency swap provider under paragraph (m) of this Post-Enforcement Waterfall);

(iv)
of Secured Moneys owing to a fixed-floating interest rate swap provider on termination of the relevant fixed-floating interest rate swap (other than in respect of any amounts payable to such fixed-floating interest rate swap provider under paragraph (m) of this Post-Enforcement Waterfall);

(v)
of Secured Moneys owing to each provider of a redraw funding facility [and each provider of a top-up funding facility] (other than in respect of any amount payable to a provider of a redraw funding facility [or a provider of a top-up funding facility] under paragraph (k) of this Post-Enforcement Waterfall); and

(vi)	of Secured Moneys (including all fees and other amounts) owing to MEPM;

(h)	eighth, if:

(i)
as a result of the utilisation of the rate of exchange specified in paragraph (a)(ii) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Conversion of U.S. Dollar-Denominated Secured Moneys into Australian Dollars" in this prospectus supplement in the calculation pursuant to paragraph (a) of that provision, after the application of moneys in accordance with paragraph

(g)(ii)(A) of this Post-Enforcement Waterfall there remain Secured Moneys (denominated in U.S. dollars) owing in respect of the Class A[ ] notes[; or]

(ii)
[as a result of the utilisation of the rate of exchange specified in paragraph (a)(ii) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Conversion of Euro-Denominated Secured Moneys into Australian Dollars" in this prospectus supplement in the calculation pursuant to paragraph (a) of that provision, after the application of moneys in accordance with paragraph (g)(ii)(B) of this Post-Enforcement Waterfall there remain Secured Moneys (denominated in Euros) owing in respect of the Class A[ ] notes], pari passu and rateably:

(iii)
in payment of remaining Secured Moneys owing (as at the date of payment) to the Class A[ ] noteholders (the remaining Secured Moneys owing in respect of the Class A[ ] notes for this purpose will be calculated and converted from U.S. dollars to Australian dollars in accordance with paragraph (b) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Conversion of U.S. Dollar-Denominated Secured Moneys into Australian Dollars" in this prospectus supplement); and

(iv)
[in payment of remaining Secured Moneys owing (as at the date of payment) to the Class A[ ] noteholders (the remaining Secured Moneys owing in respect of the Class A[ ] notes for this purpose will be calculated and converted from Euros to Australian dollars in accordance with paragraph (b) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Conversion of Euro-Denominated Secured Moneys into Australian Dollars" in this prospectus supplement;]

(i)	[ninth, pari passu and rateably, in payment of Secured Moneys owing (as at the date of payment) to the Class AB noteholders;]

(j)	tenth, pari passu and rateably, in payment of Secured Moneys owing (as at the date of payment) to the Class B noteholders;

(k)
eleventh, pari passu and rateably, in payment or toward satisfaction of all amounts payable under or in respect of any redraw funding facility [and any top-up funding facility] (to the extent not already paid under this Post-Enforcement Waterfall);

(l)	twelfth, pari passu and rateably, in payment or toward satisfaction of all amounts payable under or in respect of the liquidity notes and any payment funding facility;

(m)
thirteenth, pari passu and rateably, in or toward any amounts payable to a fixed-floating interest rate swap provider or a currency swap provider on termination of the relevant fixed-floating interest rate swap or the relevant currency swap, as applicable, where such fixed-floating interest rate swap provider or currency swap provider, as applicable, is the defaulting party or sole affected party (other than as a consequence of a "Tax Event", "Force Majeure Event" or "Illegality" as defined in the terms of the relevant fixed-floating interest rate swap or the relevant currency swap, as applicable);

(n)	fourteenth, in payment of any subsequent encumbrances over the assets of the fund of which the security trustee is aware, in the order of their priority; and

(o)	fifteenth, the surplus (if any) is to be paid to the issuer trustee to be distributed in accordance with the terms of the master trust deed.

Any termination proceeds payable by and received from a US$ currency swap provider as described under "Description of the Offered Notes—Payments out of US$ Account" in this prospectus supplement upon the termination of the relevant US$ currency swap and the failure by the issuer trustee to enter into a replacement currency swap will be treated as assets of the security trust, but must be applied first in accordance with paragraph (f)(i) of the Post-Enforcement Waterfall, with any remaining proceeds to be distributed in accordance with the order of priorities under the Post-Enforcement

Waterfall.  [Any termination proceeds payable by and received from a Euro currency swap provider as described under "Description of the Offered Notes—Payments out of € Account" in this prospectus supplement upon the termination of the relevant Euro currency swap and the failure by the issuer trustee to enter into a replacement currency swap will be treated as assets of the security trust, but must be applied first in accordance with paragraph (f)(ii) of the Post-Enforcement Waterfall, with any remaining proceeds to be distributed in accordance with the order of priorities under the Post-Enforcement Waterfall.]

Amounts allocated on a Monthly Payment Date for payment on the following Quarterly Payment Date in accordance with paragraphs (d)(ii)(A), (d)(v)(A) and (r)(ii)(A) of the Interest Collections Waterfall and paragraphs (c)(ii)(A), (c)(v)(A), (h)(i)(A) and (k)(iii)(A)(1) of the Principal Collections Waterfall but not yet paid, will not be treated as assets of the security trust available for distribution in accordance with the order of priorities under the Post-Enforcement Waterfall.  Any such allocations will be paid to the relevant Secured Creditors (namely, in the case of allocations pursuant to paragraph (d)(ii)(A) of the Interest Collections Waterfall and paragraphs (c)(ii)(A), (h)(i)(A) and (k)(iii)(A)(1) of the Principal Collections Waterfall, to the Class A[ ] noteholders, to the extent that the US$ currency swap is not in full force and effect on the date of payment, [and to the Class A[ ] noteholders, to the extent that the Euro currency swap is not in full force and effect on the date of payment, as applicable]) concurrently with, and in addition to, the distribution of moneys pursuant to the Post-Enforcement Waterfall, and will be converted from Australian dollars to U.S. dollars [or from Australian dollars to Euro, as applicable,] in the case of allocations pursuant to paragraph (d)(ii)(A) of the Interest Collections Waterfall and paragraphs (c)(ii)(A), (h)(i)(A) and (k)(iii)(A)(1) of the Principal Collections Waterfall, in accordance with (i) paragraph (a)(i) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Payments in U.S. Dollars" in this prospectus supplement (if the US$ currency swap remains in full force and effect on the date of payment) [and paragraph (a)(i) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Payments in Euros" in this prospectus supplement (if the Euro currency swap remains in full force and effect on the date of payment), as applicable,] or (ii) paragraph (a)(ii) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Payments in U.S. Dollars" in this prospectus supplement (if the US$ currency swap is not in full force and effect on the date of payment) [or paragraph (a)(ii) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Payments in Euros" in this prospectus supplement (if the Euro currency swap is not in full force and effect on the date of payment), as applicable].

Amounts allocated on a Monthly Payment Date for reinstatement in the books of the fund of the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs [and for reinstatement in the books of the fund of the Outstanding Principal Balance of the Class A[ ] notes to the extent of any Carry Over Class A[ ] Charge Offs], each on the following Quarterly Payment Date in accordance with paragraph (l)(iii)(A)(1) of the Interest Collections Waterfall will be applied in reinstatement in the books of the fund of the Outstanding Principal Balance of the Class A[ ] notes [and in reinstatement in the books of the fund of the Outstanding Principal Balance of the Class A[ ] notes] immediately prior to, and such reinstated Outstanding Principal Balance of the Class A[ ] notes and [such reinstated Outstanding Principal Balance of the Class A[ ] notes] will be taken into account in, the distribution of moneys pursuant to the Post-Enforcement Waterfall.  The A$ Equivalent of allocations made pursuant to paragraph (l)(iii)(A)(1) of the Post-Enforcement Waterfall will be applied (i) to reinstate in the books of the fund the Outstanding Principal Balance of the Class A[ ] notes in an amount reflecting the conversion of the A$ Equivalent of such allocations from Australian dollars to U.S. dollars at the US$ Exchange Rate, irrespective of whether the US$ currency swap remains in full force and effect on the date of reinstatement in the books of the fund of such reinstated Outstanding Principal Balance of the Class A[ ] notes in accordance with this paragraph [and (ii) to reinstate in the books of the fund the Outstanding Principal Balance of the Class A[ ] notes in an amount reflecting the conversion of the A$ Equivalent of such allocations from Australian dollars to Euros at the Euro Exchange Rate, irrespective of whether the Euro currency swap remains in full force and effect on the date of reinstatement in the books of the fund of such reinstated Outstanding Principal Balance of the Class A[ ] notes in accordance with this paragraph].

The proceeds of cash collateral lodged by a fixed-floating interest rate swap provider which are payable to such fixed-floating interest rate swap provider under the relevant fixed-floating interest rate swap, and the proceeds of cash collateral lodged by a currency swap provider which are payable to such currency swap provider under the relevant currency swap, will not be treated as assets of the security trust available for distribution under the Post-Enforcement Waterfall.  These moneys will be available, however, to the extent that they are applied in accordance with the relevant swap document to satisfy any obligation owed to the issuer trustee by the relevant fixed-floating interest rate swap provider or the relevant currency swap provider.

Any moneys received in or towards satisfaction of the Secured Moneys pending application of the Secured Moneys pursuant to the Post-Enforcement Waterfall and any surplus moneys following application of the Secured Moneys pursuant to the Post-Enforcement Waterfall may be invested in the name of, or under the control of, the security trustee in Authorized Investments.

Upon enforcement of the security created by the security trust deed, the net proceeds thereof may be insufficient to pay all amounts due on redemption to the noteholders.  Any claims of the noteholders remaining after realization of the security and application of the proceeds as aforesaid shall, except in limited circumstances, be extinguished.

Any surplus will not carry interest.

Conversion of U.S. Dollar-Denominated Secured Moneys into Australian Dollars

(a)
For the purposes of determining the pro rata entitlement of the Class A[ ] noteholders to amounts available for distribution under paragraph (g)(ii)(A) of the Post-Enforcement Waterfall, the Australian dollar amount payable in respect of the Secured Moneys (denominated in U.S. dollars) owing in respect of the Class A[ ] notes will be converted from U.S. dollars to Australian dollars by reference to:

(i)	if the US$ currency swap is then in full force and effect, the A$ Exchange Rate; or

(ii)
if the US$ currency swap is not then in full force and effect, the inverse of the rate of exchange at which the security trustee is able to acquire U.S. dollars in the spot foreign exchange market in exchange for Australian dollars as at the time of conversion in accordance with the procedures described in paragraph (b) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Payments in U.S. Dollars" in this prospectus supplement.

(b)
For the purpose of determining the Australian dollar amount payable under paragraph (h)(iii) of the Post-Enforcement Waterfall in respect of any Secured Moneys (denominated in U.S. dollars) remaining owing in respect of the Class A[ ] notes after the application of moneys in accordance with paragraph (g)(ii)(A) of the Post-Enforcement Waterfall, the remaining Secured Moneys (calculated by reference to the difference between the Secured Moneys (denominated in U.S. dollars) owing in respect of the Class A[ ] notes and the amount of U.S. dollars received in respect of the Class A[ ] notes in accordance with paragraph (a)(ii) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Payments in U.S. Dollars" in this prospectus supplement will be converted from U.S. dollars to Australian dollars by reference to the inverse of the rate of exchange at which the security trustee is able to acquire U.S. dollars in the spot foreign exchange market in exchange for Australian dollars as at the time of conversion in accordance with the procedures described in paragraph (b) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Payments in U.S. Dollars" in this prospectus supplement.

(c)
The spot rate of exchange referenced in paragraphs (a)(ii) and (b) in this section "—Conversion of U.S. Dollar-Denominated Secured Moneys into Australian Dollars" and the Australian dollar amounts payable in respect of the Secured Moneys owing in respect of the Class A[ ] notes prescribed under this section shall be determined by MEPM (in the case of the spot rate, in accordance with the procedures described in paragraph (b) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Payments in U.S. Dollars" in this prospectus supplement) and notified to the issuer trustee and the security trustee.]

Payments in U.S. Dollars

(a)	All payments to the Class A[ ] noteholders by the Security Trustee pursuant to paragraphs (g)(ii)(A) and (h)(iii) of the Post-Enforcement Waterfall must be made in U.S. dollars, as set out below:

(i)
The security trustee must pay all Australian dollar amounts payable to the Class A[ ] noteholders pursuant to paragraph (g)(ii)(A) of the Post-Enforcement Waterfall determined in accordance with paragraph (a)(i) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Conversion of U.S. Dollar-Denominated Secured Moneys into Australian Dollars" in this prospectus supplement to the US$ currency swap provider, in order that the US$ currency swap provider may then pay the U.S. dollar amounts resulting upon application of the US$ Exchange Rate pursuant to the US$ currency swap to the Class A[ ] noteholders.

(ii)
The security trustee must convert all Australian dollar amounts payable to the Class A[ ] noteholders pursuant to paragraph (g)(ii)(A) of the Post-Enforcement Waterfall determined in accordance with paragraph (a)(ii) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Conversion of U.S. Dollar-Denominated Secured Moneys into Australian Dollars" in this prospectus supplement to U.S. dollars at the rate that it is able to acquire U.S. dollars in the spot foreign exchange market as at the time of conversion in accordance with the procedures described in paragraph (b) under this section "—Payments in U.S. Dollars", and pay the resulting U.S. dollar amounts to the Class A[ ] noteholders.

(iii)
The security trustee must convert all Australian dollar amounts payable to the Class A[ ] noteholders pursuant to paragraph (h)(iii) of the Post-Enforcement Waterfall determined in accordance with paragraph (b) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Conversion of U.S. Dollar-Denominated Secured Moneys into Australian Dollars" in this prospectus supplement to U.S. dollars at the rate that it is able to acquire U.S. dollars in the spot foreign exchange market as at the time of conversion in accordance with the procedures described in paragraph (b) under this section "—Payments in U.S. Dollars", and pay the resulting U.S. dollar amounts to the Class A[ ] noteholders.

(b)
In determining the spot rate of exchange referenced in paragraphs (a)(ii) and (b) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Conversion of U.S. Dollar-Denominated Secured Moneys into Australian Dollars" and paragraphs (a)(ii) and (a)(iii) under this section "—Payments in U.S. Dollars", the security trustee will use the currency exchange rate at the time at which such rate is to be determined for foreign exchange transactions involving the exchange of Australian dollars for U.S. dollars (for purposes of this section, the "Currency Pair") for value on the date of payment pursuant to the Post-Enforcement Waterfall, as determined in good faith and in a commercially reasonable manner by the security trustee, on the direction of MEPM, on the following basis:

(i)
the spot rate will be determined on the basis of quotations provided by leading dealers of the [  ] Currency Pair in the spot foreign exchange markets at approximately 11.00 a.m., London time, on the day that is two Banking Days prior to the date of payment pursuant to the Post-Enforcement Waterfall, with MEPM requesting each of four such leading dealers to provide a quotation of its rate; and

(ii)	if:

(A)
more than one quotation is provided as requested, the rate will be the most favourable of those quotations requiring the least amount of Australian dollars (or, in the event of equality, MEPM will select one of those equally favourable quotations);

(B)	only one quotation is provided as requested, the rate will be that quotation; or

(C)	no quotations are provided as requested, the rate for the date of payment pursuant to the Post-Enforcement Waterfall will be determined by the security trustee in good faith, on the direction of MEPM.

(c)
If following the application of the procedures under this section "—Payments in U.S. Dollars", the Class A[ ] noteholders would be entitled to an amount greater than the Secured Moneys (denominated in U.S. dollars) owing to them as at the relevant date of payment, the excess is to be applied (in Australian dollars) towards payment of the Secured Moneys:

(i)
of the Secured Creditors ranking equally with the Class A[ ] noteholders pursuant to paragraph (g) of the Post-Enforcement Waterfall, in the case of any excess resulting from the application of paragraph (g)(ii)(A) of the Post-Enforcement Waterfall; or

(ii)
of the Secured Creditors [specified in paragraph (h)(iv) of the Post-Enforcement Waterfall] [[to be included where there are no Class A[ ] notes] specified in paragraph (i) of the Post-Enforcement Waterfall], in the case of any excess resulting from the application of paragraph (h)(iii) of the Post-Enforcement Waterfall.

[Conversion of Euro-Denominated Secured Moneys into Australian Dollars

(a)
For the purposes of determining the pro rata entitlement of the Class A[ ] noteholders to amounts available for distribution under paragraph (g)(ii)(B) of the Post-Enforcement Waterfall, the Australian dollar amount payable in respect of the Secured Moneys (denominated in Euros) owing in respect of the Class A[ ] notes will be converted from Euros to Australian dollars by reference to:

(i)	if the Euro currency swap is then in full force and effect, the A$ Exchange Rate; or

(ii)
if the Euro currency swap is not then in full force and effect, the inverse of the rate of exchange at which the security trustee is able to acquire Euros in the spot foreign exchange market in exchange for Australian dollars as at the time of conversion in accordance with the procedures described in paragraph (b) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Payments in Euros" in this prospectus supplement.

(b)
For the purpose of determining the Australian dollar amount payable under paragraph (h)(iv) of the Post-Enforcement Waterfall in respect of any Secured Moneys (denominated in Euros) remaining owing in respect of the Class A[ ] notes after the application of moneys in accordance with paragraph (g)(ii)(B) of the Post-Enforcement Waterfall, the remaining Secured Moneys (calculated by reference to the difference between the Secured Moneys (denominated in Euros) owing in respect of the Class A[ ] notes and the amount of Euros received in respect of the Class A[ ] notes in accordance with paragraph (a)(ii) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Payments in Euros" in this prospectus supplement will be converted from Euros to Australian dollars by reference to the inverse of the rate of exchange at which the security trustee is able to acquire Euros in the spot foreign exchange market in exchange for Australian dollars as at the time of conversion in accordance with the procedures described in paragraph (b) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Payments in Euros" in this prospectus supplement.

(c)
The spot rate of exchange referenced in paragraphs (a)(ii) and (b) in this section "—Conversion of Euro-Denominated Secured Moneys into Australian Dollars" and the Australian dollar amounts payable in respect of the Secured Moneys owing in respect of the Class A[ ] notes prescribed under this section shall be determined by MEPM (in the case of the spot rate, in accordance with the procedures described in paragraph (b) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Payments in Euros" in this prospectus supplement) and notified to the issuer trustee and the security trustee.]

[Payments in Euros

(a)	All payments to the Class A[ ] noteholders by the Security Trustee pursuant to paragraphs (g)(ii)(B) and (h)(iv) of the Post-Enforcement Waterfall must be made in Euros, as set out below:

(i)
The security trustee must pay all Australian dollar amounts payable to the Class A[ ] noteholders pursuant to paragraph (g)(ii)(B) of the Post-Enforcement Waterfall determined in accordance with paragraph (a)(i) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Conversion of Euro-Denominated Secured Moneys into Australian Dollars" in this prospectus supplement to the Euro currency swap provider, in order that the Euro currency swap provider may then pay the Euro amounts resulting upon application of the Euro Exchange Rate pursuant to the Euro currency swap to the Class A[ ] noteholders.

(ii)
The security trustee must convert all Australian dollar amounts payable to the Class A[ ] noteholders pursuant to paragraph (g)(ii)(B) of the Post-Enforcement Waterfall determined in accordance with paragraph (a)(ii) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Conversion of Euro-Denominated Secured Moneys into Australian Dollars" in this prospectus supplement to Euros at the rate that it is able to acquire Euros in the spot foreign exchange market as at the time of conversion in accordance with the procedures described in paragraph (b) under this section "—Payments in Euros", and pay the resulting Euro amounts to the Class A[ ] noteholders.

(iii)
The security trustee must convert all Australian dollar amounts payable to the Class A[ ] noteholders pursuant to paragraph (h)(iv) of the Post-Enforcement Waterfall determined in accordance with paragraph (b) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Conversion of Euro-Denominated Secured Moneys into Australian Dollars" in this prospectus supplement to Euros at the rate that it is able to acquire Euros in the spot foreign exchange market as at the time of conversion in accordance with the procedures described in paragraph (b) under this section "—Payments in Euros", and pay the resulting Euro amounts to the Class A[ ] noteholders.

(b)
In determining the spot rate of exchange referenced in paragraphs (a)(ii) and (b) under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed—Conversion of Euro-Denominated Secured Moneys into Australian Dollars" and paragraphs (a)(ii) and (a)(iii) under this section "—Payments in Euros", the security trustee will use the currency exchange rate at the time at which such rate is to be determined for foreign exchange transactions involving the exchange of Australian dollars for Euro  (for purposes of this section, the "Currency Pair") for value on the date of payment pursuant to the Post-Enforcement Waterfall, as determined in good faith and in a commercially reasonable manner by the security trustee, on the direction of MEPM, on the following basis:

(i)
the spot rate will be determined on the basis of quotations provided by leading dealers of the Currency Pair in the spot foreign exchange markets at approximately 11.00 a.m., Brussels time, on the day that is two Banking Days prior to the date of payment pursuant to the Post-Enforcement Waterfall, with MEPM requesting each of four such leading dealers to provide a quotation of its rate; and

(ii)	if:

(A)
more than one quotation is provided as requested, the rate will be the most favourable of those quotations requiring the least amount of Australian dollars (or, in the event of equality, MEPM will select one of those equally favourable quotations);

(B)	only one quotation is provided as requested, the rate will be that quotation; or

(C)	no quotations are provided as requested, the rate for the date of payment pursuant to the Post-Enforcement Waterfall will be determined by the security trustee in good faith, on the direction of MEPM.

(c)
If following the application of the procedures under this section "—Payments in Euros", the Class A[ ] noteholders would be entitled to an amount greater than the Secured Moneys (denominated in Euros) owing to them as at the relevant date of payment, the excess is to be applied (in Australian dollars) towards payment of the Secured Moneys:

(i)
of the Secured Creditors ranking equally with the Class A[ ] noteholders pursuant to paragraph (g) of the Post-Enforcement Waterfall, in the case of any excess resulting from the application of paragraph (g)(ii)(B) of the Post-Enforcement Waterfall; or

(ii)
of the Secured Creditors specified in paragraph (h)(i) of the Post-Enforcement Waterfall, in the case of any excess resulting from the application of paragraph (h)(iv) of the Post-Enforcement Waterfall.]

Indemnification

The issuer trustee has agreed to indemnify the security trustee and each person to whom duties, powers, trusts, authorities or discretions may be delegated by the security trustee from and against all losses, costs, liabilities, expenses and damages arising out of or in connection with the execution of their respective duties under the security trust deed, except to the extent that they result from the fraud, negligence or willful default on the part of such persons.

Prepayment and Yield Considerations

The following information is given solely to illustrate the effect of prepayments of the housing loans on the weighted average lives of the notes under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced.

General

The rate of principal payments and aggregate amount of distributions on the notes and the yield to maturity of the notes will relate to the rate and timing of payments of principal on the housing loans.  The rate of principal payments on the housing loans will in turn be affected by the amortization schedules of the housing loans and by the rate of principal prepayments, redraws [and top-ups], including for this purpose prepayments resulting from refinancing, liquidations of the housing loans due to defaults, casualties, condemnations and repurchases by ME Bank.  Subject, in the case of fixed rate housing loans, to the payment of applicable fees, the housing loans may be prepaid by the mortgagors at any time.

Prepayments

Prepayments, liquidations and purchases of the housing loans, including optional purchase of the remaining housing loans in connection with the termination of the fund, will result in early distributions of principal amounts on the notes.  Prepayments of principal may occur in the following situations:

•
receipt by the issuer trustee from borrowers in respect of housing loans comprised in the assets of the fund of voluntary prepayments in excess of the scheduled payments required under the relevant housing loans;

•	refinancing by mortgagors with other financiers;

•	product enhancements which require the housing loan to be removed from the fund;

•	receipt by the issuer trustee of enforcement proceeds due to a mortgagor having defaulted on its housing loan;

•	receipt by the issuer trustee of insurance proceeds in relation to a claim under a mortgage insurance policy in respect of a housing loan;

•	repurchase by another fund within the SMHL program as a result of a breach by ME Bank of certain representations, less the principal balance of any related substituted loan, if any;

•	repurchase of the housing loans as a result of an optional termination or a redemption for taxation or other reasons;

•	receipt of proceeds of enforcement of the security trust deed prior to the final maturity date of the notes.

The prepayment amounts described above are reduced by:

•	Principal Collections used to make payments under the Interest Collections Waterfall;

•	Principal Collections used to fund redraws [and top-up loans];

•	repayment of redraw funding facility advances [and top-up funding facility advances]; and

•	Principal Collections retained in the cash collateral account pursuant to the Principal Collections Waterfall.

Since the rate of payment of principal of the housing loans cannot be predicted and will depend on future events and a variety of factors, no assurance can be given to you as to this rate of payment or the rate of principal prepayments.  The extent to which the yield to maturity of any note may vary from the anticipated yield will depend upon the following factors:

•	the degree to which a note is purchased at a discount or premium; and

•	the degree to which the timing of payments on the note is sensitive to prepayments, liquidations and purchases of the housing loans.

A wide variety of factors, including economic conditions, the availability of alternative financing and homeowner mobility may affect the fund's prepayment experience with respect to the housing loans.  In particular, under Australian law, unlike the law of the United States, interest on loans used to purchase a principal place of residence is not ordinarily deductible for taxation purposes.  It is important to highlight, however, that borrowers who prepay fixed rate housing loans will be subject to prepayment penalties.

Weighted Average Lives

The weighted average life of a note refers to the average amount of time that will elapse from the date of issuance of the note to the date the amount in respect of principal repayable under the note is reduced to zero.

Usually, greater than anticipated principal prepayments will increase the yield on notes purchased at a discount and will decrease the yield on notes purchased at a premium.  The effect on your yield due to principal prepayments occurring at a rate that is faster or slower than the rate you anticipated will not be entirely offset by a subsequent similar reduction or increase, respectively, in the rate of principal payments.  The amount and timing of delinquencies and defaults on the housing loans and the recoveries, if any, on defaulted housing loans and foreclosed properties will also affect the weighted average life of the notes.

The model used in this prospectus is the prepayment assumption (the "Prepayment Assumption") which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans.  A 100% Prepayment Assumption assumes a constant prepayment rate ("CPR") of [     ]% per annum of the then outstanding principal balance of the mortgage loans in the [         ] month of the life of such mortgage loans and an additional approximate [     ]% per annum in each month thereafter until the [         ] month (inclusive).  Beginning in the [         ] month and each month thereafter in the life of such mortgage loans until and including the [         ] month, a 100% Prepayment Assumption assumes a constant prepayment rate of [     ]% per annum each month.  Beginning in the [         ] month and every month thereafter in the life of such mortgage loans, a 100% Prepayment Assumption assumes a constant prepayment rate of [     ]% per annum each month.

As used in the following tables, 0% Prepayment Assumption assumes prepayment rates equal to 0% of the related Prepayment Assumption (i.e., no prepayments); correspondingly, 125% Prepayment Assumption assumes prepayment rates equal to 125% of the 100% Prepayment Assumption (i.e., a CPR of [     ]% in the [         ] month, increasing by approximately [     ]% until the [         ] month and a CPR of [     ]% beginning in month [         ] and each month thereafter until and including the [         ] month, and a CPR of [     ]% from the [         ] month onward), and so forth.

MEPM does not believe that any existing statistics of which it is aware provide a reliable basis for noteholders to predict the amount or timing of receipt of housing loan prepayments.

The following tables are based upon the assumptions in the following paragraph, and not upon the actual characteristics of the housing loans.  Any discrepancies between characteristics of the actual housing loans and the assumed housing loans may have an effect upon the percentages of the principal balances outstanding and weighted average lives of the notes set forth in the tables.  Furthermore, since these discrepancies exist, principal payments on the notes may be made earlier or later than the tables indicate.

For the purpose of the following tables, it is assumed that:

•	the housing loan pool consists of fully-amortizing housing loans having the following approximate characteristics:

Pool Number	Initial Principal Amount (A$)	Gross Interest Rate %*	Original Term to Maturity in Months*	Remaining Term to Maturity in Months*	Original Interest Only Term in Months*	Remaining Interest Only Term in Months*

1

Pool Number	Initial Principal Amount (A$)	Gross Interest Rate %*	Original Term to Maturity in Months*	Remaining Term to Maturity in Months*	Original Interest Only Term in Months*	Remaining Interest Only Term in Months*

2

3

4

5

6

7

8

9

10

11

*   Weighted Average

•	the Pool Cut-Off Date is the close of business on [ , ];

•	Closing Date for the notes is on or about [ , ];

•
payments on the notes are made on the relevant Payment Date, regardless of the day on which payment actually occurs, commencing in [                 ], and are made in accordance with the priorities described in this prospectus supplement and the base prospectus;

•	the housing loans' prepayment rates are equal to the respective percentages of Prepayment Assumption indicated in the tables;

•
payments are scheduled monthly and the scheduled monthly payments of principal and interest on the housing loans will be timely delivered evenly throughout the month with 30 days' interest on the payment, assuming a 360 day year;

•	each Monthly Calculation Period equals 30 days and each Quarterly Calculation Period equals 90 days, assuming a 360 day year;

•	there are no defaults, additional redraws[, top-up loans] or substitutions with respect to the housing loans other than those accounted for in the Prepayment Assumption;

•	all prepayments are prepayments in full received on the last day of each month and include 30 days' interest on the prepayment;

•
[Principal Collections and Interest Collections for the first Monthly Payment Date are Principal Collections and Interest Collections received in full for the month[s] of [          ] and [          ] and Principal Collections and Interest Collections for the first Quarterly Payment Date are Principal Collections and Interest Collections received in full for the month[s] of [          ], [          ], [          ] and [          ];]

•	Principal Collections are distributed according to the rules of distribution set forth in this prospectus supplement;

•	all payments under the swaps are made as scheduled;

•
MEPM does not direct the issuer trustee to declare a date earlier than [               ,    ] to be the final maturity date as described under "Description of the Offered Notes—Final Maturity Date and the Manager's Option to Direct Call of the Notes", except with respect to the line titled "Weighted Average Life—To Call (Years)";

•	there are no ongoing fees of the fund;

•	no principal is retained in the cash collateral account of the fund; and

•	the exchange rate is US$[ ] = A$1.00.

It is not likely that the housing loans will pay at any assumed constant prepayment rate to maturity or that all housing loans will prepay at the same rate.  In addition, the diverse remaining terms to maturity of the housing loans could produce slower or faster distributions of principal than indicated in the tables at the assumed constant prepayment rate specified, even if the weighted average remaining term to maturity of the housing loans is the same as the weighted average remaining term to maturity of the assumptions described in this section.  You are urged to make your investment decisions on a basis that includes your determination as to anticipated prepayment rates under a variety of the assumptions discussed in this prospectus as well as other relevant assumptions.

In the following tables, the percentages have been rounded to the nearest whole number and the weighted average life of a class of notes is determined by the following three step process:

•	multiplying the amount of each payment of principal thereof by the number of years from the date of issuance to the related Payment Date,

•	summing the results, and

•	dividing the sum by the aggregate distributions of principal referred to in the first clause above and rounding to two decimal places.

[Tables describing the extent to which each class of notes is sensitive to changes in the rate of payment on the pool assets to be included, to the extent material].

Percent of Initial Principal Balance Outstanding at the Following Percentages
of Prepayment Assumption

Class A[ ] Notes
Percentage of Prepayment Assumption	0%	20%	40%	60%	80%	100%	120%	160%	200%
Payment Date
Initial Percentage	100%	100%	100%	100%	100%	100%	100%	100%	100%
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
[ , ]
Weighted Average Life
To Call (Years)
To Maturity (Years)

Use of Proceeds

The A$ Equivalent of the gross proceeds from the sale of the notes (after being exchanged pursuant to the US$ currency swap [and Euro currency swap, as applicable]) will amount to A$[                   ] and will be used by the issuer trustee acquire title to the housing loans and related mortgages from [SMHL Origination Fund No. 3][,] [SMHL Warehousing Trust 2004-1] [and] [SMHL                    [Fund] [Trust] [    ]-[ ]], as more fully described under "The Issuing Entity" and "Description of the Pool of Housing Loans—General" in this prospectus supplement; provided that an amount equal to the aggregate of:

•
the difference between the aggregate Outstanding Principal Balance of the housing loans comprised in the assets of the fund as at the Pool Cut-Off Date and the aggregate Outstanding Principal Balance of the housing loans comprised in the assets of the fund as at the Closing Date; and

•	A$[ ]

will be retained by the issue trustee and treated as Principal Collections received during the first Monthly Calculation Period.

Selling commissions will be paid to the underwriters, as applicable, by the trustee of SMHL Origination Fund No. 3 in accordance with the underwriting agreement (see "Plan of Distribution—Underwriting" in this prospectus supplement) and the dealer agreements for the non-offered notes, and are not deducted from the proceeds of the issue of the notes.

[This section may be modified for each series to describe the assets of the fund for that series].

Additional Information

The description in this prospectus supplement of the housing loan pool and the mortgaged properties is based upon the housing loan pool as constituted at the close of business on the Pool Cut-Off Date.  Prior to the issuance of the offered notes, housing loans may be removed from the housing loan pool as a result of incomplete or defective documentation, or if it determined that the housing loan does not satisfy the characteristics described in this prospectus supplement.  A limited number of other housing loans may be added to the housing loan pool prior to the issuance of the offered notes in substitution for removed housing loans.  The information in this prospectus supplement will be substantially representative of the characteristics of the housing loan pool as it will be constituted at the time the offered notes are issued, although the range of mortgage rates and maturities and some other characteristics of the housing loans in the housing loan pool may vary.  In the event housing loans are removed from or added to the housing loan pool after the date hereof prior to the closing and any material pool characteristics of the actual housing loan pool differ by 5% or more from the description of the housing loan pool in this prospectus supplement, a current report on Form 8-K describing the final housing loan pool will be filed with the U.S. Securities and Exchange Commission within four business days of the Closing Date.

A post-effective amendment to the Registration Statement of which this prospectus forms a part or a current report on Form 8-K will be filed by the depositor with the U.S. Securities and Exchange Commission simultaneously with or prior to the filing of the final prospectus for the purpose of incorporating by reference finalized transaction documents in respect of the fund into the Registration Statement and the final prospectus.

Legal Aspects of the Housing Loans

The following discussion should be read together with the disclosure contained under "Legal Aspects of the Housing Loans" in the base prospectus.  The disclosure below, together with the commentary under "Legal Aspects of the Housing Loans" in the base prospectus, represents a summary of the material legal aspects of Australian residential housing loans and mortgages in the relevant states and territories of Australia.  Neither the below discussion nor the disclosure under "Legal Aspects of the Housing Loans" in the base prospectus constitutes an exhaustive analysis of the relevant law.  Some of the legal aspects are governed by the law of the applicable state or territory.  Laws may differ between states and territories.  The summary does not reflect the laws of any particular jurisdiction or cover all relevant laws of all jurisdictions in which a mortgaged property may be situated, although it reflects the material aspects of the laws of New South Wales (except where it expressly provides otherwise), without referring to any specific legislation of that state.  Purchasers of the offered notes should consult their own legal advisers for advice on the legal aspects of Australian residential housing loans and mortgages.

Personal Property Securities

A new personal property security regime will shortly commence operation throughout Australia.  It is currently anticipated that the Personal Property Securities Act 2009 (Cth) ("PPS Act"), which will implement the new regime, will take effect from May 2011, though the starting date could be deferred.

The PPS Act will implement a single national Australian law establishing a new national register for personal property securities ("PPS").  Personal property includes most classes of property other than land.  The PPS Act will regulate:

•	the creation of security interests, including attachment and perfection;

•	the priority regime applicable to a competition between two or more security interests;

•	the priority regime applicable to a competition between a security interest and other types of interests;

•	the extinguishment of security interests in certain circumstances;

•	enforcement rules for security interests; and

•	conflicts of law rules applicable to security interests.

PPS Act – Implications

The PPS Act regime will, subject to the application of relevant transitional provisions, also apply to security interests evidenced by agreements that are already in existence as at the implementation date, referred to as "transitional security interests".

One of the key requirements of the new legislation is that, in order for a regulated security interest to obtain priority as against other security interests, or any other interests, in the relevant property it will need to be perfected.  A person who holds a security interest under the PPS Act will need to register (or otherwise perfect) the security interest in order to protect its priority over competing interests.  Perfection is also required for a security interest to be recognized on the insolvency of the grantor of that security interest.  The primary method of perfection will be registration on the new PPS register.  Where a transitional security interest is already registered on an existing public register, such as under the Corporations Act 2001 (Cth) charges registration regime, the Australian federal government will itself make arrangements for the registration to be transferred to the PPS register.

However, where a regulated transitional security interest is not registered on an existing public register, it will be necessary for the holder of that security interest to register that security interest on the PPS register itself.  The transitional provisions of the PPS Act provide certain protections in such a case.  Under those transitional provisions, where a transitional security interest has been perfected under the law as it applied immediately prior to the implementation date, a transitional security interest will be considered to be perfected for a maximum of two years.  Therefore, it will be necessary, in the case of this type of transitional security interest, to complete perfection under the PPS Act not later than two years after the implementation date.

As the new legislation will set out the priority regime between securities interests and other types of interests, there is a risk that the priority of an interest under the personal property security regime will be different than its priority under the current regime.

Although the issuer trustee is required under the security trust deed upon the request of the security trustee to make, do and execute, or cause to be made, done and executed, all such acts, documents and assurances whatsoever for more satisfactorily securing to the security trustee the payment of the Secured Moneys or for assuring or more satisfactorily assuring the charged property to the security trustee or as the security trustee may direct, and the issuer trustee will do all things necessary to otherwise perfect the security trustee’s position as chargee under the security trustee’s charge and the issuer trustee’s interest in the assets of the fund in the context of the PPS Act, there can be no assurance that such actions will achieve such perfection.

See "Risk Factors—Risks Relating to Certain Legal Aspects of the Transaction—The new personal property security regime to be introduced in May 2011 may affect the issuer trustee's security in relation to the housing loans or the security trustee's charge over the assets of the fund" for certain risks associated with the PPS Act.

PPS Act – Application

A draft of the regulations to be made under the PPS Act (the "Draft Regulations") and a commentary on those Draft Regulations were released in April 2010.  The Draft Regulations stipulate which interests are within the scope of the PPS Act and, as currently drafted, provide that the PPS Act will apply to "mortgage-backed securities" within the meaning of section 286 of the Duties Act 2001 (Qld), a wide, non-jurisdictional definition.

Under the PPS Act, the assignment of the housing loans to the fund on the Closing Date may be considered to be a security interest, whether or not it secures payment or performance of an obligation, and the issuer trustee may need to register a financing statement in respect of each assignment of housing loans to the fund in order to perfect the issuer trustee's security interest in the housing loans.  The issuer trustee may also need to register a financing statement during the transitional period in respect of each assignment of housing loans to the fund that occurred prior to the commencement of the PPS Act. The transitional period runs for two years following the commencement of the PPS Act.

The charge granted by the issuer trustee pursuant to the security trust deed will be registered with the Australian Securities and Investments Commission and therefore it will be transitioned to the new PPS register without the need for the parties to take action to separately register it.

PPS Act – General

The legislative and regulatory framework for implementing the PPS scheme is not yet finalized.  This commentary assumes that the Personal Property Securities (Corporations and Other Amendments) Bill 2010 (Cth), which proposes amendments to the PPS Act, and the Draft Regulations will be enacted in the form existing as at the date of this prospectus supplement and that no further amendments will be made to the PPS Act.

Australian Consumer Law

The recently enacted Trade Practices Amendment (Australian Consumer Law) Act (No. 1) 2010 (Cth) amends existing legislation to establish and apply the "Australian Consumer Law" and to introduce new penalties, enforcement powers and consumer redress options.  The Australian Consumer Law includes provisions dealing with the use of unfair terms in standard form consumer contracts, which is likely to include the form of contract used for the housing loans.  Where a term in a consumer contract is found to be unfair it will be void and the consumer will not be bound by that term.

The provisions in the Australian Consumer Law dealing with unfair terms commenced on July 1, 2010 and apply to new contracts, including new housing loans, entered into on or after that date.  The provisions also apply to pre-existing housing loans which are varied (but only to the extent of the varied terms) and which are renewed on or after July 1, 2010.

The statutory definition of "unfair" is uncertain and may be given a wide application by non-judicial tribunals, which will determine many disputes.  If any terms in the housing loans were found to be unfair, this could lead to some of the expected principal, interest or fees on the housing loans not being repaid as expected and affect the yield on the notes.

[Any other legal aspects of the housing loans not covered in the base prospectus or in the disclosure above will be explained in this section].

Australian Tax Matters

General

For a description of the material Australian tax consequences for holders of the offered notes who are not Australian residents of purchasing, holding and disposing of the offered notes, see "Australian Tax Matters" in the base prospectus.

[Any current Australian tax reform proposals will be explained in this section].

Certain United States Federal Income Taxation Considerations

The following is a discussion of certain United States federal income tax considerations for initial purchasers of the offered notes who are "U.S. Holders" (as defined below) and who purchase the offered notes at the price set forth on the cover of the prospectus supplement.  This discussion is based upon existing United States federal income tax law, which is subject to differing interpretations or change, possibly with retroactive effect.  This discussion does not describe all aspects of United States federal income taxation which may be important to particular investors in light of their individual investment circumstances, such as offered notes held by investors subject to special tax rules (e.g., financial institutions, insurance companies, broker-dealers, partnerships and their partners, non-U.S. Holders, and tax-exempt organizations (including private foundations)) or to persons that will hold the offered notes as part of a straddle, hedge, conversion, constructive sale, or other integrated security transaction for United States federal income tax purposes or that have a functional currency other than the United States dollar, all of whom may be subject to tax rules that differ significantly from those discussed below.  In addition, this discussion does not discuss any state, local, or non-United States tax considerations.  This discussion is written for investors that will hold the offered notes as "capital assets" (generally, property held for investment) under the U.S. Internal Revenue Code of 1986, as amended (the "Code").  Each prospective investor is urged to consult its tax advisor regarding the United States federal, state, local, and non-United States income and other tax considerations of the purchase, ownership, and disposition of the offered notes.

For the purposes of this discussion, a "U.S. Holder" is a beneficial owner of an offered note that is, for United States federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a corporation created in, or organized under the law of, the United States or any state or political subdivision thereof, (iii) an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source or (iv) a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that has otherwise elected to be treated as a United States person under the Code.

Payments of Interest

Interest payable on the offered notes will be taxable to a U.S. Holder as ordinary income when received or accrued in accordance with the U.S. Holder's method of tax accounting and will constitute foreign source income for United States federal income tax purposes. If any non-United States taxes are withheld in respect of any payments on the offered notes, a U.S. Holder may elect to claim either a deduction or, subject to certain complex limitations, a foreign tax credit for United States federal income tax purposes.  If a U.S. Holder elects to claim a foreign tax credit, rather than a deduction, for a particular tax year, such election will apply to all foreign taxes paid by the U.S. Holder in the particular year.

Sale, Redemption, or Retirement of the Offered Notes

A U.S. Holder will generally recognize United States source capital gain or loss upon the sale, redemption, retirement or other disposition of the offered notes in an amount equal to the difference between the amount realized from such disposition, other than any amount attributable to accrued but unpaid interest, and the U.S. Holder's tax basis in the offered notes.  Any such gain or loss will generally be long-term if the offered notes have been held for more than one year.  The deductibility of a capital loss is subject to limitations.

Withholding on Payments to Foreign Financial Institutions and Other Information Reporting

Recently enacted legislation may impose withholding taxes on certain types of payments made to "foreign financial institutions" and certain other non-U.S. entities after December 31, 2012.  The legislation generally imposes a 30% withholding tax on interest payments on, or gross proceeds from the sale or other disposition of the offered notes made to a "foreign financial institution" and certain other non-U.S. entities unless the foreign financial institution enters into an agreement with the U.S. Treasury to, among other things, undertake to identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to account holders whose actions prevent it from complying with these reporting and other requirements.  In addition, the legislation generally imposes a 30% withholding tax on the same types of payments to a foreign non-financial entity unless the entity certifies that it does not have any substantial U.S. owners or furnishes identifying information regarding each substantial U.S. owner.  Offered notes that are outstanding on or prior to March 18, 2012 are exempt from the foregoing withholding tax under a grandfathering provision.

U.S. Holders may also be required to submit to the U.S. Internal Revenue Service certain information with respect to an investment in the offered notes not held through an account with a "financial institution" and are subject to penalties for noncompliance.  Prospective investors should consult their tax advisors regarding the application of this new legislation.

Exchange Controls and Limitations

Payments by an Australian resident to, or transfers to, or dealings with, by the order of, or on behalf of, certain proscribed entities, persons or assets are prohibited or restricted under relevant Australian legislation and regulations:

•
Under the Charter of United Nations Act 1945 (Cth), sanctions imposed by the United Nations Security Council, including under United Nations Security Council Resolutions regarding terrorism, are implemented into Australian law.  It is a criminal offense to make assets available to, or deal with assets owned or controlled by, persons or entities designated or proscribed by the United Nations Security Council or the Minister of Foreign Affairs without authorization from the Department of Foreign Affairs.

•
Under Sections 102.6 and 102.7 of the Criminal Code (Cth), a person commits a criminal offense if the person intentionally receives funds from, makes funds available to, or provides support or resources to a terrorist organization.  Certain organizations are prescribed as terrorist organizations in the Criminal Code Regulations 2002.

•
Under the Banking Act 1959 (Cth) and Banking (Foreign Exchange) Regulations 1959, sanctions are imposed against certain specifically identified entities associated with particular countries, currently including North Korea, Zimbabwe, the former Yugoslavia, the Burmese regime and Iran, and certain financial transactions involving the named entities may only be conducted with specific approval from the Reserve Bank of Australia.

Proscribed entities, persons and assets are subject to change from time to time.

ERISA Considerations

Subject to the considerations discussed in this section and under "ERISA Considerations" in the base prospectus, the offered notes are eligible for purchase by employee benefit plans.  By its acquisition of an offered note, each investor hereby represents and warrants that either (i) it is not acquiring the offered note with the assets of an "employee benefit plan" subject to Title I of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"); a "plan" described by and subject to Section 4975 of the United States Internal Revenue Code of 1986, as amended (the "Code"); any entity deemed to hold "plan assets" of the foregoing under 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA; or any governmental, foreign or church plan that is subject to a law that is substantially similar to Title I of ERISA or Section 4975 of the Code or (ii) its purchase and holding of the offered note will not result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any substantially similar applicable law.  See "ERISA Considerations" in the base prospectus.

Ratings of the Notes

It is a condition to the issuance of the notes that the Class A[ ] notes, [the Class A[ ] notes][, the Class A[ ] notes][, the Class AB notes] [and] [the Class B notes] receive appropriate credit ratings from [two] nationally recognized statistical rating organizations (referred to in this prospectus supplement and the base prospectus as the "designated rating agencies").

Each rating agency rating the notes will monitor the ratings using its normal surveillance procedures. Any rating agency may revise, suspend, qualify or withdraw an assigned rating at any time. Any rating action taken by one rating agency may not necessarily be taken by any other rating agency. No transaction party will be responsible for monitoring any changes to the ratings on the notes.

You should independently evaluate the security ratings of each class of notes from similar ratings on other types of securities.  A security rating by a rating agency is not a recommendation to buy, sell or hold securities.  A rating does not address the market price or suitability of the offered notes for you.  The ratings of the notes address the likelihood of the payment of principal and interest on the notes according to their terms.  The ratings do not address the expected schedule of principal repayments, only that principal will be returned no later than the final maturity date of the notes.  The ratings of the offered notes will be based primarily on the creditworthiness of the housing loans, the subordination provided by the Class B notes with respect to the Class A notes [and the Class AB notes], the availability of excess Interest Collections after payment of interest on the notes and the fund's expenses, the mortgage insurance policies, the availability of the liquidity reserve, the creditworthiness of the swap providers and the mortgage insurer and the foreign currency rating of Australia.  In the context of an asset securitisation, the foreign currency rating of a country reflects, in general, a rating agency's view of the likelihood that cash flow on the assets in such country's currency will be permitted to be sent outside of that country.  None of the rating agencies have been involved in the preparation of this prospectus.

See also "Risk Factors—Risks Relating to the Notes—The ratings on the notes should be evaluated independently" and "—A reduction, withdrawal or qualification of the ratings on the notes, or the issuance of unsolicited ratings on the notes, could adversely affect the market value of the notes and/or limit your ability to resell the notes" in this prospectus supplement.

Book Entry Registration

[Any additional book entry considerations will be explained in this section].

[General Information]

[Insert any information required for any applicable non-U.S. jurisdictions].

Plan of Distribution

Underwriting

Under the terms and subject to the conditions contained in the underwriting agreement, dated as of [                ,        ], among ME Bank, the issuer trustee, MEPM and [                               ], as the representative of the several underwriters listed below, the issuer trustee has agreed to sell to the underwriters and each underwriter severally has agreed to purchase from the issuer trustee the following respective principal amounts of the offered notes:

Underwriter	Principal Balance of Class A[ ] Notes (US$)	Principal Balance of Class [insert the name of any other notes offered by this prospectus supplement] Notes (US$)
[ ]	[ ]	[ ]

[ ]	[ ]	[ ]

[ ]	[ ]	[ ]

[ ]	[ ]	[ ]

The underwriting agreement provides that the underwriters are obligated to purchase all of the offered notes if any are purchased.  The underwriting agreement also provides that if any underwriter defaults, the purchase commitments of the non-defaulting underwriters may be increased or the offering may be terminated.

The underwriters propose to offer the offered notes initially at the public offering price[s] on the cover page of this prospectus and to selling group members at the public offering price less a concession not in excess of the amount set forth in the following table, expressed as a percentage of the relative principal balance.  The underwriters and selling group members may reallow a discount not in excess of the amount set forth in the following table to other broker/dealers.  After the initial public offering, the public offering price and concessions and discounts to broker/dealers may be changed by the representative of the underwriters.

	Selling Concessions	Reallowance Discount
Class A[ ] notes	[ ]%	[ ]%

Class [insert the name of any other notes offered by this prospectus supplement] notes	[ ]%	[ ]%

MEPM estimates that the out-of-pocket expenses for this offering (excluding commissions and discounts to the underwriters) will be approximately US$[                     ].  Certain of these expenses will be reimbursed by the underwriters on the Closing Date.

Selling commissions will be paid to the underwriters by the trustee of SMHL Origination Fund No. 3 in accordance with the underwriting agreement, and are not deducted from the proceeds of the issue of the offered notes.

The notes are a new issue of securities with no established trading market.  One or more of the underwriters intends to make a secondary market for the notes.  However, they are not obligated to do so and may discontinue making a secondary market for the notes at any time without notice.  No assurance can be given as to how liquid the trading market for the notes will be.

The underwriters do not expect discretionary sales by them to exceed [    ]% of the principal balance of the offered notes being offered.

MEPM has agreed to indemnify the underwriters against certain civil liabilities under the Securities Act of 1933, or contribute to payments which the underwriters may be required to make in that respect.

The representative, on behalf of the underwriters, may engage in over-allotment, stabilizing transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the Securities Exchange Act of 1934.

•	Over-allotment involves syndicate sales in excess of the offering size, which creates a syndicate short position;

•	Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum;

•	Syndicate covering transactions involve purchases of the offered notes in the open market after the distribution has been completed in order to cover syndicate short positions;

•
Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the offered notes originally sold by such a broker/dealer member are purchased in a syndicate or covering transaction to cover syndicate short positions.

Stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of the offered notes to be higher than it would otherwise be in the absence of these transactions.  These transactions, if commenced, may be discontinued at any time.

In the ordinary course of their business, some of the underwriters and some of their affiliates have in the past and may in the future engage in commercial and investment banking activities with ME Bank and its affiliates.

[[                     ] is an affiliate of [                   ], [the fixed-floating interest rate swap provider] [[one of] the currency swap provider[s]].  [Describe any other affiliations between the underwriters and ME Bank and its affiliates].

The underwriters may act through one or more of their affiliates when selling securities outside the United States.

The primary source of information available to investors concerning the offered notes will be the quarterly statements discussed in the base prospectus under "Description of the Offered Notes—Reports to Noteholders" and in this prospectus supplement under "Description of the Offered Notes—Reports to Noteholders," which will include information as to the Outstanding Principal Balance of the offered notes.  There can be no assurance that any additional information regarding the offered notes will be available through any other source. In addition, MEPM is not aware of any source through which price information about the offered notes will be available on an ongoing basis.  The limited nature of this information regarding the offered notes may adversely affect the liquidity of the offered notes, even if a secondary market for the offered notes becomes available.

Offering Restrictions

Australia

No prospectus, offering circular, information memorandum or other disclosure document (as defined in the Corporations Act 2001 (Cth)) in relation to any of the offered notes has been or will be lodged with the Australian Securities and Investments Commission or the Australian Securities Exchange.  The offered notes may not be offered or sold, directly or indirectly, in the Commonwealth of Australia, its territories or possessions, or to any resident of Australia, except by way of an offer or sale not required to be disclosed pursuant to Chapter 6D or Part 7.9 of the Corporations Act 2001 (Cth).  Each underwriter has severally represented and agreed that it:

•	has not, directly or indirectly, offered for issue or sale or invited applications for the issue of or for offers to purchase nor has it sold, the offered notes;

•	will not, directly or indirectly, offer for issue or sale or invite applications for the issue of or for offers to purchase nor will it sell the offered notes; and

•	has not distributed and will not distribute any draft, preliminary or definitive prospectus, or any advertisement or other offering material,

in Australia, its territories or possessions unless:

•
the amount payable for the offered notes on acceptance of the offer by each offeree or invitee is a minimum amount of A$500,000 (or its equivalent in another currency) (disregarding amounts, if any, lent by MEPM or other person offering the offered notes or any associate of them, which will also include for this purpose the issuer trustee) or the offer or invitation is otherwise an offer or invitation for which no disclosure is required to be made under Part 6D.2 or Part 7.9 of the Corporations Act 2001 (Cth) and the Corporations Regulations made under the Corporations Act 2001 (Cth);

•
the offer, invitation or distribution complies with all applicable laws, regulations and directives in relation to the offer, invitation or distribution and does not require any document to be lodged with the Australian Securities and Investments Commission; and

•	the offer, invitation or distribution is not made to a person who is a "retail client" within the meaning of section 761G of the Corporations Act 2001 (Cth).

In addition, in order for the issuance of the offered notes to be undertaken in accordance with the public offer test for the purpose of satisfying the exemption from interest withholding tax in section 128F or section 128FA, as applicable, of the Income Tax Assessment Act 1936 (Cth) (see "Australian Tax Matters" in the base prospectus), each underwriter has made certain representations.

Each underwriter has severally represented and agreed that, in connection with the primary distribution of the offered notes, it will not sell any offered notes in circumstances where employees or officers of the underwriter involved in the sale have either been previously notified in writing by MEPM or the issuer trustee, or, have reasonable grounds to suspect that, as a result of any such sale, such offered notes or any interest in such offered notes were being, or would be, acquired (directly or indirectly) by an associate for the purposes of section 128F or section 128FA, as applicable, of the Income Tax Assessment Act 1936 (Cth) of the issuer trustee or MEPM that is:

•	a non-resident of Australia that does not acquire, or would not acquire, the offered notes in carrying on a business in Australia or through a permanent establishment of the associate in Australia; or

•
a resident of Australia that acquires, or would acquire, the offered notes in carrying on a business in a country outside Australia or through a permanent establishment of the associate in that country, other than in the capacity of a dealer, manager or underwriter in relation to the placement of the offered notes or in the capacity of a clearing house, custodian, funds manager or responsible entity of a registered scheme (where those terms have the same meaning as in section 128F or section 128FA, as applicable, of the Income Tax Assessment Act 1936 (Cth)).

Each underwriter has severally represented and agreed that it must offer the offered notes for which it subscribes for sale within 30 days after the issuance of those offered notes.  Such offer must only be by one of the following means (or a combination thereof):

•
as a result of negotiations being initiated publicly by the underwriter in electronic form, or in another form that is used by financial markets for dealing in instruments similar to the offered notes; or

•
as a result of the offered notes being accepted for listing on a stock exchange, where the issuer trustee has previously entered into an agreement with such underwriter in relation to the placement of the offered notes requiring such listing; or

•	by the underwriter offering those offered notes for sale to at least 10 persons, each of whom must be:

○	carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in the financial markets; and

○
neither known nor suspected by the underwriter to be an associate (within the meaning of section 128F(9) or section 128FA(8), as applicable, of the Income Tax Assessment Act 1936 (Cth)) of any of the others; or

•
by the underwriter offering those offered notes for sale to at least 100 persons who it would be reasonable to regard as either having acquired instruments similar to the offered notes in the past or as likely to be interested in acquiring offered notes.

The European Economic Area

In relation to each member state of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), each underwriter has severally represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of offered notes to the public in that Relevant Member State, prior to the publication of a prospectus in relation to the offered notes which has been approved by the competent authority in that Relevant Member State, or where appropriate, approved in another Relevant Member State, all in accordance with the Prospectus Directive except that it may, with effect from and including the Relevant Implementation Date, make an offer of offered notes to the public in that Relevant Member State at any time:

•	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

•	to any legal entity which has two or more of:

○	an average of at least 250 employees during the last financial year;

○	a total balance sheet of more than €43,000,000; and

○	an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

•	to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), subject to obtaining the prior consent of each underwriter for any such offer;

•	if the denomination per offered note being offered amounts to at least €50,000; or

•	in any other circumstances which do not require publication by MEPM or the issuer trustee on behalf of the fund of a prospectus pursuant to Article 3(2) of the Prospectus Directive.

For the purposes of this provision, the expression an "offer of offered notes to the public" in relation to any offered notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the offered notes to be offered so as to enable an investor to decide to purchase or subscribe to the offered notes, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

The United Kingdom

Each underwriter has severally represented and agreed that:

•
it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any offered notes in circumstances in which Section 21(1) of the FSMA does not apply to MEPM or the issuer trustee; and

•	it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the offered notes in, from or otherwise involving the United Kingdom.

Republic of France

Each underwriter has severally represented and agreed that it has not offered or sold, and will not offer or sell, directly or indirectly, any offered notes to the public in the Republic of France, and has not distributed or caused to be distributed and will not distribute or cause to be distributed, directly or indirectly, to the public in the Republic of France this prospectus or any other offering material relating to the offered notes, and that such offers, sales and distributions, if any, have been and will be made in the Republic of France only to (i) providers of investment services relating to portfolio management for the account of third parties, and/or (ii) qualified investors (investisseurs qualifiés) or to a limited circle of investors (cercle restreint d'investisseurs), in each case acting for their own account, all as defined in, and in accordance with, Articles L. 411-1, L. 411-2, D. 411-1 to D. 411-4, D. 744-1, D. 754-1 and D. 764-1 of the French Code monétaire et financier and any implementing regulation or decree.

Prospective investors are informed that:

•
the prospectus has not been and will not be submitted to the Autorité des marchés financiers for approval and does not constitute an offer to the public in the Republic of France for the sale or subscription of financial instruments;

•
such prospective investors may only take part in the transaction solely for their own account as provided in articles D. 411-1, D. 411-2, D. 744-1, D. 754-1 and D. 764-1 of the French Code monétaire et financier; and

•
that the offered notes may not be further distributed directly or indirectly to the public in the Republic of France otherwise than in accordance with articles L. 411-1, L. 411-2, L. 412-1 and L. 621-8 to L. 621-8-3 of the French Code monétaire et financier.

Federal Republic of Germany

Each underwriter has severally represented and agreed that it has not made and will not make an offer of the offered notes to the public in the Federal Republic of Germany, prior to the publication of a prospectus in relation to the offered notes which has been approved by the Federal Office for the Supervision of Financial Services (Bundesanstalt für Finanzdienstleistungsaufsicht – "BaFin"), or, where appropriate, approved in another member state of the European Economic Area which has implemented Prospectus Directive 2003/71/EC, in which case a relevant certification as to such approval has been sent to BaFin and the conditions as to language are met, except that it may make an offer of offered notes in the Federal Republic of Germany, among other exceptions:

•	exclusively to:

○
institutions in the meaning of Art. 1 (1b) of the German Banking Act, enterprises active pursuant to Art. 53b (1) first sentence or (7) of the German Banking Act, private and public law insurance companies, mutual fund investment companies, investment stock corporations and foreign investment companies and management companies, appointed by them, pension funds and their management companies, commodity derivatives brokers and institutions that are neither admitted nor supervised and whose corporate purpose is solely to invest in securities;

○	any legal entity which has two or more of the following, as shown in its last annual or consolidated accounts:

•	an average of at least 250 employees during the last financial year;

•	a total balance sheet of more than €43,000,000; and

•	an annual net turnover of more than €50,000,000; or

○	other qualified investors within the meaning of Sec. 2 No. 6 of the German Securities Prospectus Act (Wertpapierprospektgesetz – "WpPG");

•
to fewer than 100 persons (other than qualified investors as defined in the WpPG) in any member state of the European Economic Area, subject to obtaining the prior consent of each underwriter for any such offer; or

•	in any other circumstances which do not require publication by MEPM or the issuer trustee on behalf of the fund of a prospectus pursuant to Section 3(2) or 4 of the WpPG;

provided that no such offer of offered notes shall require MEPM or the issuer trustee on behalf of the fund or any underwriter to publish a prospectus pursuant to Section 3 of the WpPG or supplement a prospectus pursuant to Section 16 of the WpPG.

Consequently, the offered notes will not be offered to the public in Germany (as the term "public offer" is defined in the WpPG and interpreted by the BaFin and the German courts) except to qualified investors within the meaning of Sec. 2 No. 6 of the WpPG or as otherwise permitted by the WpPG.

The prospectus and any other document relating to the offered notes may not be distributed to the public in Germany or used in connection with any offer of the offered notes to the public in Germany or by any other means of public marketing.

For the purposes of this provision, the expression an "offer of offered notes to the public" in relation to the Federal Republic of Germany means the communication to the public in any form and by any means of sufficient information on the terms of the offer and the offered notes to be offered so as to enable an investor to decide to purchase or subscribe to the offered notes; this also applies to the placement of securities by institutions in the meaning of Section 1(1b) of the German Banking Act or an enterprise active pursuant to Section 53(1) first sentence or Section 53b(1) first sentence or (7) of the German Banking Act, whereby notifications based on the trading of securities on an organized market or on the unregulated market do not constitute a public offer.

Republic of Italy

Each underwriter has severally represented and agreed that it has not made and will not make any offer of the offered notes or distribution of any offering materials relating to the offered notes in the Republic of Italy unless the requirements of Italian law concerning the offering of collective investment schemes have been complied with, including:

•	the requirements of Article 42 and Article 94 et seq. of Legislative Decree No. 58 of February 24, 1998 and CONSOB Regulation No. 11971 of May 14, 1999; and

•	all other Italian securities tax and exchange controls and any other applicable laws and regulations, all as amended from time to time.

The Netherlands

Each underwriter has severally represented and agreed that it has not made and will not make an offer of the offered notes to the public in the Netherlands except that it may make an offer of offered notes to the public in the Netherlands at any time:

•	to qualified investors within the meaning of Article 1:1 of the Dutch Act on Financial Supervision (Wet op het financieel toezicht);

•
to fewer than 100 natural or legal persons (other than qualified investors as defined in the Dutch Act on Financial Supervision (Wet op het financieel toezicht)) in the Netherlands, subject to obtaining the prior consent of each underwriter for any such offer; or

•
in any other circumstances which do not require publication by MEPM or the issuer trustee on behalf of the fund of a prospectus pursuant to Article 5:3 of the Dutch Act on Financial Supervision (Wet op het financieel toezicht).

For the purposes of this provision, the expression an "offer of offered notes to the public" in relation to any offered notes in the Netherlands means making a sufficiently specific offer addressed to more than one person as referred to in Section 6:217(1) of Book 6 of the Dutch Civil Code to conclude a contract to purchase or otherwise acquire the offered notes, or issuing an invitation to make an offer on such offered notes.

Norway

This prospectus has not been approved by, or registered with, any Norwegian securities regulators pursuant to the Norwegian Securities Trading Act of June 29, 2007. Accordingly, neither this prospectus nor any other offering material relating to the offered notes constitutes, or shall be deemed to constitute, an offer to the public in Norway within the meaning of the Norwegian Securities Trading Act of 2007.  Each underwriter has severally represented and agreed that it has not offered or sold, and will not offer or sell, directly or indirectly, any offered notes to the public in Norway, and has not distributed or caused to be distributed and will not distribute or cause to be distributed, directly or indirectly, to the public in Norway this prospectus or any other offering material relating to the offered notes, except:

•	in respect of an offer of offered notes addressed to investors subject to a minimum purchase of offered notes for a total consideration of not less than €50,000 per investor;

•	to "professional investors" as defined in the Norwegian Securities Regulation of June 29, 2007 no. 876, being:

○	legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

○
any legal entity which is registered as a professional investor with the Oslo Stock Exchange (No. Oslo Børs) and which, as shown in its last annual or consolidated accounts, has two or more of the following:

•	an average of at least 250 employees during the last financial year;

•	a total balance sheet of more than €43,000,000;

•	an annual net turnover of more than €50,000,000; or

○	any natural person which is registered as a professional investor with the Oslo Stock Exchange (No. Oslo Børs) and which has two or more of the following:

•	an average execution of at least ten transactions in securities of significant volume per quarter for the last four quarters;

•	a portfolio of securities with a market value of at least €500,000;

•	worked or works, for at least one year, within the financial markets in a position which presuppose knowledge of investing in securities;

•
to fewer than 100 natural or legal persons (other than "professional investors" as defined in the Norwegian Securities Regulation of June 29, 2007 no. 876), subject to obtaining the prior consent of each underwriter for any such offer; or

•
in any other circumstances, provided that no such offer of offered notes shall result in a requirement for the registration, or the publication by MEPM or the issuer trustee on behalf of the fund or an underwriter of a prospectus pursuant to the Norwegian Securities Trading Act of June 29, 2007.

Hong Kong

Each underwriter has severally represented and agreed that:

•	it has not offered or sold and will not offer or sell any of the offered notes in Hong Kong, by means of any document, other than:

○	to "professional investors" as defined in the Securities and Futures Ordinance (Cap. 571 of the Laws of Hong Kong) of Hong Kong (the "SFO") and any rules made under the SFO; or

○
in other circumstances which do not result in the document being a "prospectus" as defined in the Companies Ordinance (Cap. 32 of the Laws of Hong Kong) of Hong Kong (the "CO") or which do not constitute an offer to the public within the meaning of the CO; and

•
unless permitted to do so under the securities laws of Hong Kong, it has not issued or had in its possession for the purposes of issue, and will not issue or have in its possession for the purposes of issue, in each case whether in Hong Kong or elsewhere, any advertisement, invitation or document relating to the offered notes, which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong other than with respect to offered notes which are or are intended to be disposed of only to persons outside Hong Kong or only to "professional investors" as defined in the SFO and any rules made under the SFO.

This document and the information contained herein may not be used other than by the person to whom it is addressed and may not be reproduced by such person in any form or transferred by such person to any person in Hong Kong.

Singapore

This prospectus has not been and will not be registered by the Monetary Authority of Singapore as a prospectus and this offering is not regulated by any financial supervisory authority pursuant to any legislation in Singapore.  Accordingly, each underwriter has severally represented and agreed that it has not offered or sold any offered notes or caused any such offered notes to be made the subject of an invitation for subscription or purchase and will not offer or sell any offered notes or cause such offered notes to be made the subject of an invitation for subscription or purchase, and has not circulated or distributed, nor will it circulate or distribute, this prospectus or any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of such offered notes, whether directly or indirectly, in Singapore other than:

•	to an institutional investor as defined under Section 4A of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”); or

•	otherwise pursuant to, and in accordance with the conditions of, any other applicable laws in Singapore.

This prospectus has not been and will not be registered by the Monetary Authority of Singapore as a prospectus and this offering is not regulated by any financial supervisory authority pursuant to any legislation in Singapore.  Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the offered notes may not be circulated or distributed, nor may the offered notes be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than:

•	to an institutional investor as defined under Section 4A of the SFA, or

•	otherwise pursuant to, and in accordance with the conditions of, any other applicable laws in Singapore.

There may be on-sale restrictions in Singapore that may be applicable to investors who acquire the offered notes.  As such, investors are advised to acquaint themselves relevant provisions relating to on-sale restrictions in Singapore and comply accordingly.

General

The offered notes may not be offered or sold, directly or indirectly, and neither this prospectus supplement and the base prospectus nor any form of application, advertisement or other material, may be distributed in or from or published in any country or jurisdiction, except under circumstances that will result in compliance with all applicable laws and regulations.

[Selling restrictions to be updated as required.  Other country specific selling restrictions to be inserted as required].

Authorization

The issuer trustee has obtained all necessary consents, approvals and authorizations in connection with the issue and performance of the offered notes.

Litigation

ME Bank, MEPM, SMHL Global Fund [     ]-[  ], SMHL Origination Fund No. 3, the issuer trustee, the security trustee, the back up servicer and the Class A note trustee are not, and have not been, involved in any governmental, litigation or arbitration proceedings that may have, or have had during the twelve months preceding the date of this prospectus supplement, a significant effect on their financial position nor, so far as they are aware, are any such governmental, litigation or arbitration proceedings pending or threatened.  [Describe briefly any legal proceedings pending against ME Bank, MEPM, SMHL Global Fund [     ]-[  ], SMHL Origination Fund No. 3, the issuer trustee, the security trustee, the back up servicer or the Class A note trustee, or of which any property of the foregoing is the subject, that are material to noteholders.  Include similar information as to any such proceedings known to be contemplated by governmental authorities].

DTC, Euroclear and Clearstream, Luxembourg

The offered notes have been accepted for clearance through DTC, Euroclear and Clearstream, Luxembourg with the following CUSIP numbers, ISINs and Common Codes:

	CUSIP	ISIN	Common Code
Class A[ ] notes
Class [insert the name of any other notes offered by this prospectus supplement] notes

Experts

[The [selected financial data] [consolidated financial statements] of [the fixed-floating interest rate swap provider] and its subsidiaries [included] [incorporated by reference] in this prospectus supplement for the years ended [[December 31] [June 30], [      ], [      ] and [      ]] have been audited by [                                ], an independent registered public accounting firm.  Such [selected financial data] [consolidated financial statements] are [included] [incorporated by reference] in this prospectus supplement in reliance upon such report given on the authority of such firm as experts in accounting and auditing.]

The [selected financial data] [consolidated financial statements] of [[the] [each] currency swap provider] and its subsidiaries [included] [incorporated by reference] in this prospectus supplement for the years ended [[December 31] [June 30], [      ], [      ] and [      ]] have been audited by [                                ], an independent registered public accounting firm.  Such [selected financial data] [consolidated financial statements] are [included] [incorporated by reference] in this prospectus supplement in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

[Refer to any other selected financial data and/or financial statements [included] [incorporated by reference] in this prospectus supplement in respect of (i) any other entities providing a derivative instrument where the significance percentage of the derivative instrument is (A) at least 10%, but less than 20% or (B) 20% or more, as applicable, of the aggregate principal balance of the pool assets or, if the derivative instrument relates only to one or more classes or sub-classes of the notes, the aggregate principal balance of such classes and (ii) any entity providing credit enhancement or liquidity enhancement that is liable or contingently liable to provide payments representing (A) at least 10%, but less than 20% or (B) 20% or more, as applicable, of the cash flows supporting any offered notes.  Refer to each independent registered public accounting firm auditing any such other selected financial data and/or financial statements and that such selected financial data and/or financial statements are [included] [incorporated by reference] in this prospectus supplement the such report given on the authority of each such firm as experts in accounting and auditing.]

Legal Matters

[Corrs Chambers Westgarth, Melbourne, Australia], will pass upon certain legal matters with respect to the offered notes for ME Portfolio Management Limited.  Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, will pass upon the material U.S. federal income tax matters with respect to the offered notes for ME Portfolio Management Limited.  [Corrs Chambers Westgarth, Melbourne, Australia,] will pass upon the material Australian tax matters with respect to the offered notes for ME Portfolio Management Limited.  [                             ], [               ], will pass upon certain Australian legal matters for the issuer trustee and the security trustee.  Certain legal matters with respect to the offered notes will be passed upon for the underwriters by [                             ], [               ], in its capacity as United States legal counsel to the underwriters.

Glossary

A$ Class A Interest
Amount
means, for any Quarterly Payment Date in relation to the relevant currency swap for each of the Class A[ ] notes [and the Class A[ ] notes], the aggregate sum of the amount for each Class A[ ] note [and each Class A[ ] note], in Australian dollars, which is calculated for each Class A[ ] note [and each Class A[ ] note]:

•
on a daily basis at the applicable rate set out in the relevant currency swap relating to such Class A[ ] notes [and Class A[ ] notes], which shall be "AUD-BBR-BBSW" [in the case of the US$ currency swap, and “EUR-EURIBOR-Reuters” in the case of the Euro currency swap], [in each case,] as defined in the ISDA Definitions, as at the first day of the Quarterly Interest Period ending on (but excluding) that Quarterly Payment Date with a designated maturity of 90 days (or, in the case of the first Quarterly Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of the first Quarterly Interest Period), plus a margin;

•
on the related A$ Equivalent of the aggregate of the Invested Amount of such Class A[ ] notes [and Class A[ ] notes] as at the first day of the Quarterly Interest Period ending on (but excluding) that Payment Date; and

	•	on the basis of the actual number of days in that Quarterly Interest Period and a year of 365 days.
See "Description of the Offered Notes—Interest on the Notes—Calculation of Interest Payable on the Notes" in this prospectus supplement.

A$ Equivalent	means:

•
in relation to an amount denominated or to be denominated in U.S. dollars, the amount converted to (and denominated in) A$ at the A$ Exchange Rate set forth in the US$ currency swap for the exchange of United States dollars into Australian dollars;

•
[in relation to an amount denominated or to be denominated in Euros, the amount converted to (and denominated in) A$ at the A$ Exchange Rate set forth in the Euro currency swap for the exchange of Euros into Australian dollars;] and

•	•	in relation to an amount denominated in A$, the amount of A$.

A$ Exchange Rate	means:

•
in respect of U.S. dollars, the rate of exchange (set as at the commencement of the US$ currency swap) applicable under the US$ currency swap for the exchange of United States dollars into Australian dollars; [and]

	•	[in respect of Euros, the rate of exchange (set as at the commencement of the Euro currency swap) applicable under the Euro currency swap for the exchange of Euros into Australian dollars].

Approved Bank
means in the case of single currency interest rate transactions, a bank which has a short-term credit rating of at least "[A-1+]" by Standard & Poor's, "[P-1]" by Moody's and "[F1]" by Fitch Ratings and in the case of cross currency interest rate transactions, a bank which is located outside Australia which has a short-term credit rating of at least "[A-1+]" by Standard & Poor's, "[P-1]" by Moody's and "[F1]" by Fitch Ratings.  The Approved Bank must be an entity that each designated rating agency confirms will not affect the rating of the notes.

Authorized Investments	consist of investments which at their date of acquisition are of the following types:

	•	housing loans secured by registered mortgages over land;
	•	cash on hand or at a Bank;
	•	bonds, debentures or treasury bills of any government of an Australian jurisdiction;
•
debentures of any public statutory body constituted under the law of any Australian jurisdiction where the repayment of the principal is secured and the interest payable on the security is guaranteed by the government of an Australian jurisdiction;

	•	notes or other securities of any government of an Australian jurisdiction;
	•	deposits with, or certificates of deposit, whether negotiable, convertible or otherwise, of, a Bank;
	•	bills of exchange which at the time of acquisition have a remaining term to maturity of not more than 200 days, accepted or endorsed by a Bank;
	•	securities which are "mortgage-backed securities" within the meaning of the Duties Act 1997 (NSW) or the Duties Act 2000 (Vic); and
	•	any other assets of a class of assets that are both:
○ "prescribed property' as defined in the Duties Act 1997

(NSW) or the Duties Act 2000 (Vic); or
		○	part of a "pool of mortgages" as defined in the Duties Act 1997 (NSW) or the Duties Act 2000 (Vic),

but excluding any investments that fall within the definition of “securitisation” under paragraph 8(s) of Prudential Standard APS120 from the date that the Australian Prudential Regulatory Authority implements any changes to Prudential Standard APS120 or the Basel Accords that would cause the notes in relation to the fund to be classified as “resecuritisations” due to the fund holding asset backed investments.

As used in this definition, expressions will be construed and, if necessary, read down so that the notes in relation to the fund constitute "mortgage-backed securities" for the purposes of both the Duties Act 1997 (NSW) and the Duties Act 2000 (Vic).

Banking Day	means any day, other than a Saturday, Sunday or public holiday on which Banks are open for business in [London,] New York, Sydney and Melbourne [and which is a TARGET Settlement Day].

Benchmark Rate	in respect of [the Class A[ ] notes][, the Class AB notes] [and] the Class B notes will be determined by MEPM in accordance with this definition and in the following order of determination:

•
The Benchmark Rate in relation to a Monthly Interest Period will be the rate expressed as a percentage per annum calculated by taking the rates appearing on the Reuters Screen page "BBSW" (or any page that replaces that page) at approximately 10.10 a.m., Sydney time, on (subject to this clause) the first Banking Day of that Monthly Interest Period for each Bank so quoting (being no fewer than five) as being the mean buying and selling rate for a bill of exchange of the type specified for the purpose of quoting on the Reuters Screen page "BBSW" and having a tenor equal to 30 days (or, in the case of the first Monthly Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of the first Monthly Interest Period), eliminating the highest and lowest mean rates and taking the average of the remaining mean rates and then (if necessary) rounding the resultant figure upwards to four decimal places.

•
If fewer than five Banks quote on the Reuters Screen page "BBSW", the Benchmark Rate for that Monthly Interest Period will be calculated as set out in the first bullet point above by taking the rates otherwise quoted by five Banks or five financial institutions otherwise authorized to quote rates on the Reuters Screen page "BBSW" at or about 10.10 a.m., Sydney time, on application by MEPM for a bill of exchange having a tenor equal to 30 days (or, in the case of the first Monthly Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of the first Monthly Interest Period).

•
If a rate cannot be determined in accordance with the first or second bullet points above, then the Benchmark Rate will be such rate as is specified in good faith by the Manager at or around that time on that date, having regard, to the extent possible, to comparable indices then available as to the rates otherwise bid and offered for bills of exchange having a tenor equal to 30 days (or, in the case of the first Monthly Interest Period, by reference to the duration of the first Monthly Interest Period) around that time.

Calculation Period	see page [ ].

Carry Over Class A Charge Offs	means the Carry Over Class A[ ] Charge Offs, the Carry Over Class A[ ] Charge Offs and the Carry Over Class A[ ] Charge Offs.

Carry Over Class A[ ] Charge Offs
means, at any Quarterly Cut-Off, in relation to a Class A[ ] note, the aggregate of Class A[ ] Charge Offs in relation to that Class A[ ] note prior to that Quarterly Cut-Off which have not been reimbursed on any prior Quarterly Payment Date as described in paragraph (l)(iii)(A)(2) of the Interest Collections Waterfall and paragraph (k)(iii)(A)(2) of the Principal Collections Waterfall in this prospectus supplement.

[Carry Over Class A[ ] Charge Offs
means, at any Quarterly Cut-Off, in relation to a Class A[ ] note, the aggregate of Class A[ ] Charge Offs in relation to that Class A[ ] note prior to that Quarterly Cut-Off which have not been reimbursed on any prior Quarterly Payment Date as described in paragraph (l)(iii)(A)(2) of the Interest Collections Waterfall and paragraph (k)(iii)(A)(2) of the Principal Collections Waterfall in this prospectus supplement.]

[Carry Over Class A[ ] Charge Offs
means, at any Monthly Cut-Off, in relation to a Class A[ ] note, the aggregate of Class A[ ] Charge Offs in relation to that Class A[ ] note prior to that Monthly Cut-Off which have not been reimbursed on any prior Monthly Payment Date as described in paragraph (l)(iii)(B) of the Interest Collections Waterfall and paragraph (k)(iii)(B) of the Principal Collections Waterfall in this prospectus supplement.]

[Carry Over Class AB Charge Offs
means, at any Monthly Cut-Off, in relation to a Class AB Note, the aggregate of Class AB Charge Offs in relation to that Class AB Note prior to that Monthly Cut-Off which have not been reimbursed on any prior Monthly Payment Date as described in paragraph (m) of the Interest Collections Waterfall and paragraph (l) of the Principal Collections Waterfall in this prospectus supplement.]

Carry Over Class B Charge Offs
means, at any Monthly Cut-Off, in relation to a Class B note, the aggregate of Class B Charge Offs in relation to that Class B note prior to that Monthly Cut-Off which have not been reimbursed on any prior Monthly Payment Date as described in paragraph (n) of the Interest Collections Waterfall and paragraph (m) of the Principal Collections Waterfall in this prospectus supplement.

Carry Over Redraw Charge Offs
means, at any Monthly Cut-Off, in relation to a redraw funding facility, the aggregate Redraw Charge Offs in relation to that redraw funding facility prior to that Monthly Cut-Off which have not been reimbursed on any prior Monthly Payment Date as described in paragraph (l)(1) of the Interest Collections Waterfall and paragraph (k)(1) of the Principal Collections Waterfall in this prospectus supplement.

[Carry Over Top-up Charge Offs
means, at any Monthly Cut-Off, in relation to a top-up funding facility, the aggregate Top-up Charge Offs in relation to that top-up funding facility prior to that Monthly Cut-Off which have not been reimbursed on any prior Monthly Payment Date as described in paragraph (l)(2) of the Interest Collections Waterfall and paragraph (k)(2) of the Principal Collections Waterfall in this prospectus supplement.]

Class A[ ] Charge Offs
means, in relation to a Class A[ ] note, the amount of any reduction in the Outstanding Principal Balance of that Class A[ ] note on a Quarterly Payment Date as described in paragraph (c)(i)(A)(2) under "Description of the Offered Notes—Application of Realized Losses" in this prospectus supplement.

[Class A[ ] Charge Offs
means, in relation to a Class A[ ] note, the amount of any reduction in the Outstanding Principal Balance of that Class A[ ] note on a Quarterly Payment Date as described in paragraph (c)(i)(A)(2) under "Description of the Offered Notes—Application of Realized Losses" in this prospectus supplement.]

[Class A[ ] Charge Offs
means, in relation to a Class A[ ] note, the amount of any reduction in the Outstanding Principal Balance of that Class A[ ] note on a Monthly Payment Date as described in paragraph (c)(i)(B) under "Description of the Offered Notes—Application of Realized Losses" in this prospectus supplement.]

[Class AB Charge Offs
means, in relation to a Class AB note, the amount of any reduction in the Outstanding Principal Balance of that Class AB note on a Monthly Payment Date as described in paragraph (b) under "Description of the Offered Notes—Application of Realized Losses" in this prospectus supplement.]

Class B Charge Offs
means, in relation to a Class B note, the amount of any reduction in the Outstanding Principal Balance of that Class B note on a Monthly Payment Date as described in paragraph (a) under "Description of the Offered Notes—Application of Realized Losses" in this prospectus supplement.

Closing Date	see page [ ].

Collections	see page [ ].

Cut-Off	see page [ ].

[EURIBOR	in respect of the Class A[ ] notes will be determined by the calculation agent in accordance with this definition and in the following order of determination:

• On the second Banking Day before the beginning of each Quarterly Interest Period (each an "Interest Determination

Date"), the calculation agent will determine the rate “EUR-EURIBOR-Reuters”, as the applicable Floating Rate Option under the ISDA Definitions, being the rate applicable to any Quarterly Interest Period for three-month deposits in Euros which appears on the Reuters Screen EURIBOR01 Page as of 11.00 a.m., Brussels time, on the Interest Determination Date (or, in the case of the first Quarterly Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of the first Quarterly Interest Period).

•
If such rate does not appear on the Reuters Screen EURIBOR01 Page, the rate for that Quarterly Interest Period will be determined as if the issuer trustee and the calculation agent had specified “EUR-EURIBOR-Reference Banks” as the applicable Floating Rate Option under the ISDA Definitions.  “EUR-EURIBOR-Reference Banks” means that the rate for a Quarterly Interest Period will be determined on the basis of the rates at which deposits in Euros are offered by the Reference Banks (being four major banks in the Euro-zone interbank market agreed to by the calculation agent and the Euro currency swap provider) at approximately 11.00 a.m., Brussels time, on the Interest Determination Date to prime banks in the Euro-zone interbank market for a period of three months commencing on the first day of the Quarterly Interest Period and in Representative Amount (as defined in the ISDA Definitions), (or, in the case of the first Quarterly Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of the first Quarterly Interest Period).  The calculation agent will request the principal Euro-zone office of each of the Reference Banks to provide a quotation of its rate.  If at least two such quotations are provided, the rate for that Interest Period will be the arithmetic mean of the quotations.  If fewer than two quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by not less than two major banks in the Euro-zone interbank market, selected by the calculation agent and the Euro currency swap provider, at approximately 11.00 a.m., Brussels time, on that Interest Determination Date for loans in Euros to leading European banks for a period of three months commencing on the first day of the Quarterly Interest Period and in a Representative Amount (or, in the case of the first Quarterly Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of the first Quarterly Interest Period).

•	If no such rates are available in the Euro-zone interbank market, then the rate for such Quarterly Interest Period will be the most recently determined rate in accordance with this definition.
In this definition, Banking Day means any day which is a TARGET Settlement Day.

€ Account	see page [ ].

[Euro Exchange Rate
means the rate of exchange (set as at the commencement of the Euro currency swap) applicable under the Euro currency swap for the exchange of Australian dollars into Euros, which rate shall be the inverse of the A$ Exchange Rate in relation to Euros.]

Fixed Rate End Date	means [ , ].

Interest Collections	see page [ ].

Interest Collections Waterfall	see page [ ].

Interest Period	see page [ ].

ISDA	means the International Swaps and Derivatives Association, Inc. (formerly the International Swaps Dealers Association Inc).

ISDA Definitions	means the 2006 Definitions published by ISDA, as amended from time to time.

LIBOR	in respect of the Class A[ ] notes will be determined by the calculation agent in accordance with this definition and in the following order of determination:

•
On the second Banking Day before the beginning of each Quarterly Interest Period (each an Interest Determination Date), the calculation agent will determine the rate "USD-LIBOR-BBA", as the applicable Floating Rate Option under the ISDA Definitions, being the rate applicable to any Quarterly Interest Period for three-month deposits in United States Dollars which appears on the Reuters Screen LIBOR01 Page as of 11.00 a.m., London time, on the Interest Determination Date (or, in the case of the first Quarterly Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of the first Quarterly Interest Period).

•
If such rate does not appear on the Reuters Screen LIBOR01 Page, the rate for that Quarterly Interest Period will be determined as if the issuer trustee and the calculation agent had specified "USD-LIBOR-Reference Banks" as the applicable Floating Rate Option under the ISDA Definitions. "USD-LIBOR-Reference Banks" means that the rate for a Quarterly Interest Period will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks (being four major banks in the London interbank market agreed to by the calculation agent and the US$ currency swap provider) at approximately 11.00 a.m., London time, on the Interest Determination Date to prime banks in the London interbank market for a period of three months commencing on the first day of the Quarterly Interest Period and in a Representative Amount (as defined in the ISDA Definitions), (or, in the case of the first Quarterly Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of the first Quarterly Interest Period). The calculation agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Quarterly Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Quarterly Interest Period will be the arithmetic mean of the rates quoted by not less than two major banks in New York City, selected by the calculation agent and the US$ currency swap provider, at approximately 11.00 a.m., New York City time, on that Interest Determination Date for loans in United States Dollars to leading European banks for a period of three months commencing on the first day of the Quarterly Interest Period and in a Representative Amount (or, in the case of the first Quarterly Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of the first Quarterly Interest Period).

	•	If no such rates are available in New York City, then the rate for such Interest Period will be the most recently determined rate in accordance with this definition.
In this definition, Banking Day means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London.
LVR
means in relation to a housing loan, the Outstanding Principal Balance of the loan, divided by the most recent market valuation held at the Pool Cut-Off Date of the land secured by the mortgage securing that loan or the most recent valuation as described under "Superannuation Members' Home Loans Residential Loan Program—Application Verification and Debt Servicing Ability" in this prospectus supplement.

Monthly Calculation Period	see page [ ].

Monthly Cut-Off	see page [ ].

Monthly Interest Period	see page [ ].

Monthly Payment Date	see page [ ].

Outstanding Principal Balance	•
in relation to a Class A[ ] note [or a Class A[ ] note], as at any Quarterly Payment Date and for the period from (and including) such Quarterly Payment Date to (but excluding) the following Quarterly Payment Date, an amount equal to:

		o	the Original Principal Balance of the note; minus
o
all repayments of principal made since the Closing Date in relation to that note (which repayments of principal, for the avoidance of doubt, do not include any amounts reinstated in the books of the fund as described in paragraph (l)(iii)(A)(2) of the Interest Collections Waterfall on any prior Quarterly Payment

Date or on such Quarterly Payment Date); minus
		o	the Carry Over Class A[ ] Charge Offs [or the Carry Over Class A[ ] Charge Offs] (if any) for the note (determined as at the Quarterly Cut-Off preceding such Quarterly Payment Date); plus
o
any amounts applied as described in paragraph (l)(iii)(A)(2) of the Interest Collections Waterfall and paragraph (k)(iii)(A)(2) of the Principal Collections Waterfall (if any) in reinstating the Outstanding Principal Balance of the note on such Quarterly Payment Date;

•
in relation to a [Class A[ ] note][, a Class AB note] [or] a Class B note, as at any Monthly Payment Date and for the period from (and including) such Monthly Payment Date to (but excluding) the following Monthly Payment Date, an amount equal to:

		o	the Original Principal Balance of the note; minus
o
all repayments of principal made since the Closing Date in relation to that note (which repayments of principal, for the avoidance of doubt, do not include any amounts reinstated in the books of the fund as described in paragraphs (l)(iii)(B), (m) and (n) of the Interest Collections Waterfall on any prior Monthly Payment Date or on such Monthly Payment Date); minus

o
the [Carry Over Class A[ ] Charge Offs][, the Carry Over Class AB Charge Offs] [or] the Carry Over Class B Charge Offs (if any and as the case requires) for the note (determined as at the Monthly Cut-Off preceding such Monthly Payment Date); plus

o
any amounts applied as described in paragraphs (l)(iii)(B), (m) and (n) of the Interest Collections Waterfall and paragraphs (k)(iii)(B), (l) and (m) of the Principal Collections Waterfall (if any and as the case requires) in reinstating the Outstanding Principal Balance of the note on such Monthly Payment Date;

•
in relation to a liquidity note, as at any Monthly Payment Date and for the period from (and including) such Monthly Payment Date to (but excluding) the following Monthly Payment Date, the Original Principal Balance of the liquidity note minus all repayments of principal made in relation to the liquidity note; and

	•	in relation to a housing loan, has the meaning set out in the accompanying base prospectus.

Payment Date	see page [ ].

Pool Cut-Off Date	see page [ ].

Post-Enforcement Waterfall	see page [ ].

Principal Collections	see page [ ].

Principal Collections Waterfall	see page [ ].

Quarterly Calculation Period	see page [ ].

Quarterly Cut-Off	see page [ ].

Quarterly Interest Period	see page [ ].

Quarterly Payment Date	see page [ ].

Realized Loss	see page [ ].

Redraw Charge Off
means, in relation to a redraw funding facility, the amount of any reduction of the Redraw Principal Outstanding on a Monthly Payment Date as described in paragraph (c)(2) under "Description of the Offered Notes—Application of Realized Losses" in this prospectus supplement.

Redraw Principal Outstanding
in respect of a redraw funding facility, as at any Monthly Payment Date and for the period from (and including) such Monthly Payment Date to (but excluding) the following Monthly Payment Date, an amount equal to:

• all principal drawings under the redraw funding facility since the Closing Date which have been used to fund a payment of principal under a loan redraw facility; minus
•
all repayments of principal made since the Closing Date in respect of such principal drawings (which repayments of principal, for the avoidance of doubt, do not include any amounts reinstated in the books of the fund as described in paragraph (l)(i) of the Interest Collections Waterfall on any prior Monthly Payment Date or on such Monthly Payment Date); minus

• the Carry Over Redraw Charge Offs (if any) for the redraw funding facility (determined as at the Monthly Cut-Off preceding such Monthly Payment Date); plus
•
any amounts applied as described in described in paragraph (l)(i) of the Interest Collections Waterfall and (k)(i) of the Principal Collections Waterfall (if any) in reinstating the Redraw Principal Outstanding under the redraw funding facility on such Monthly Payment Date.

Required Cash Collateral	means, on a Monthly Payment Date, an amount equal to the higher of:

•
the sum of [     ]% of the aggregate Outstanding Principal Balance of the housing loans in the housing loan pool as at the Cut-Off relating to such Monthly Payment Date and such other amount as MEPM determines from time to time after consultation with the designated rating agencies, provided MEPM has given prior notification of such other proposed amount to the designated rating agencies; and

•
the sum of [     ]% of the A$ Equivalent of the aggregate initial Outstanding Principal Balance of all of the Class A[ ] notes[, the Class A[ ] notes][, the Class A[ ] notes][, the Class AB notes] and the Class B notes as at the Closing Date and such other amount as MEPM determines from time to time after consultation with the designated rating agencies, provided MEPM has given prior notification of such other proposed amount to the designated rating agencies.

Step-up Date	see page [ ].

Suspension Date	means, the date which is 120 days after the giving of a bond issue confirmation certificate.

[TARGET Settlement Day	means any day on which the Trans-European Automated Real-Time Gross-Settlement Express Transfer ("TARGET") System or any successor to it is open.]

[Top-up Charge Off
means, in relation to a top-up funding facility, the amount of any reduction of the Top-up Principal Outstanding on a Monthly Payment Date as described in paragraph (c)(3) under "Description of the Offered Notes—Application of Realized Losses" in this prospectus supplement.]

[Top-up Principal Outstanding
in respect of a top-up funding facility, as at any Monthly Payment Date and for the period from (and including) such Monthly Payment Date to (but excluding) the following Monthly Payment Date, an amount equal to:

	•	all principal drawings under the top-up funding facility since the Closing Date which have been used to fund a payment of principal under a top-up loan; minus
•
all repayments of principal made since the Closing Date in respect of such principal drawings (which repayments of principal, for the avoidance of doubt, do not include any amounts reinstated in the books of the fund as described in paragraph (l)(ii) of the Interest Collections Waterfall on any prior Monthly Payment Date or on such Monthly Payment Date); minus

	•	the Carry Over Top-up Charge Offs (if any) for the top-up funding facility (determined as at the Monthly Cut-Off preceding such Monthly Payment Date); plus
	•	any amounts applied as described in described in paragraph (l)(ii) of the Interest Collections Waterfall and (k)(ii) of the

Principal Collections Waterfall (if any) in reinstating the Top-up Principal Outstanding under the top-up funding facility on such Monthly Payment Date.
US$ Exchange Rate
means the rate of exchange (set as at the commencement of the US$ currency swap) applicable under the US$ currency swap for the exchange of Australian dollars into U.S. dollars, which rate shall be the inverse of the A$ Exchange Rate in relation to U.S. dollars.]

US$ Account	see page [ ].

The information in this prospectus is not complete and may be changed.  We may not sell these notes until the registration statement filed with the Securities and Exchange Commission becomes effective.  This prospectus is not an offer to sell nor is it soliciting an offer to buy these notes in any state where the offer or sale is prohibited.

BASE PROSPECTUS

Subject to completion, dated [                    ,     ]

ME Portfolio Management Limited
(ABN 79 005 964 134)
Depositor, Sponsor and Manager

Mortgage Backed Notes
Issuable in series by separate funds

Each series of notes:

•	will consist of one or more classes of mortgage backed floating rate notes secured over the assets of a fund;

•	may consist of notes denominated in US dollars, Euros, Australian dollars or any other currency specified in the prospectus supplement for a fund;

•	will receive principal and interest only from payments collected on the assets of the related fund;

•	will not be insured or guaranteed by any government agency or instrumentality and will not be the personal obligations of the entity acting as issuer trustee of the fund or any of its affiliates; and

•	will not represent deposits or other liabilities of either Members Equity Bank Pty Limited or any affiliate of Members Equity Bank Pty Limited, including ME Portfolio Management Limited.

Each fund:

•	will own a pool of housing loans secured by first ranking mortgages on owner-occupied and non-owner-occupied residential properties located in Australia;

•
may have rights under insurance policies relating to the housing loans, to amounts on deposit in the fund accounts and income earned on those deposits and to authorized investments of that particular fund; and

•	will include the issuer trustee's rights under the transaction documents for that particular fund.

____________________________________

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these notes or determined if the prospectus supplement or this base prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

The date of this prospectus is [                    ,     ]

Neither Members Equity Bank Pty Limited nor any associate of Members Equity Bank Pty Limited (including ME Portfolio Management Limited) in any way stands behind the capital value and/or the performance of the offered notes or the assets of the fund.  Members Equity Bank Pty Limited does not stand behind the obligations of ME Portfolio Management Limited.

The offered notes do not represent deposits or other liabilities of Members Equity Bank Pty Limited or any associate of Members Equity Bank Pty Limited, including ME Portfolio Management Limited.

Members Equity Bank Pty Limited does not guarantee the payment of interest or the repayment of principal due on the offered notes or the performance of the assets of the fund (except to the limited extent provided in the transaction documents for the fund).

The holding of the offered notes is subject to investment risk, including possible delays in repayment and loss of income and principal invested.

None of Perpetual Limited, any associate of Perpetual Limited, Perpetual Trustee Company Limited, Perpetual Corporate Trust Limited, [P.T. Limited,] [                                     ], as Class A note trustee, principal paying agent, calculation agent and Class A note registrar, nor any underwriter in any way stands behind the capital value and/or the performance of the offered notes or the assets of the fund.

The offered notes do not represent deposits or other liabilities of Perpetual Limited, in any capacity other than in its capacity as issuer trustee of the related fund, or any associate of Perpetual Limited, including Perpetual Trustee Company Limited[,] [and] Perpetual Corporate Trust Limited [and P.T. Limited].

None of Members Equity Bank Pty Limited, in its individual capacity and as servicer, an originator and mortgage manager, ME Portfolio Management Limited, in its individual capacity and as depositor, sponsor and manager, SMHL Origination Fund No. 3, in its individual capacity and as an originator, Perpetual Limited, in its individual capacity and as issuer trustee, trustee of SMHL Origination Fund No. 3, [liquidity facility provider,] payment funding facility provider, redraw funding facility provider, [top-up funding facility provider] and the transferor of housing loans to each fund, Perpetual Trustee Company Limited, in its individual capacity and as security trustee, Perpetual Corporate Trust Limited, in its individual capacity and as back up servicer, [P.T. Limited, in its individual capacity and as liquidity noteholder,] [Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1, as liquidity facility provider and liquidity noteholder,] [                                     ], as Class A note trustee, principal paying agent, calculation agent and Class A note registrar, the fixed-floating interest rate swap provider, the currency swap provider(s), the mortgage insurers or any of the underwriters guarantees the payment of interest or the repayment of principal due on the offered notes.

None of the obligations of ME Portfolio Management Limited, in its individual capacity and as depositor, sponsor and manager, Perpetual Limited, in its individual capacity and as issuer trustee, trustee of SMHL Origination Fund No. 3, [liquidity facility provider,] payment funding facility provider, redraw funding facility provider, [top-up funding facility provider] and the transferor of housing loans to each fund, Perpetual Trustee Company Limited, in its individual capacity and as security trustee, Perpetual Corporate Trust Limited, in its individual capacity and as back up servicer[,] [or] [P.T. Limited, in its individual capacity and as liquidity noteholder] [or] [Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1, as liquidity facility provider and liquidity noteholder], are guaranteed in any way by Members Equity Bank Pty Limited or any associate of Members Equity Bank Pty Limited (including ME Portfolio Management Limited), [or] by Perpetual Limited or any associate of Perpetual Limited (including Perpetual Trustee Company Limited[,] [or] Perpetual Corporate Trust Limited [or] [P.T. Limited]) [or by Industry Funds Management (Nominees 2) Pty Limited or any associate of Industry Funds Management (Nominees 2) Pty Limited (including Super Business Loans Unit Trust No. 1)].

TABLE OF CONTENTS

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS BASE PROSPECTUS AND EACH ACCOMPANYING PROSPECTUS SUPPLEMENT	iii
CAPITALIZED TERMS	iv
PRESENTATION OF INFORMATION	iv
THE ISSUER TRUSTEE, MEMBERS EQUITY BANK PTY LIMITED AND ME PORTFOLIO MANAGEMENT LIMITED	1
The Issuer Trustee	1
Members Equity Bank Pty Limited – The Servicer and Mortgage Manager	1
ME Portfolio Management Limited – The Depositor, Sponsor and Manager	2
THE ORIGINATORS	3
DESCRIPTION OF THE FUNDS	3
SMHL Program	3
Establishing the Funds	4
Other Trusts	5
DESCRIPTION OF THE ASSETS OF A FUND	6
Assets of a Fund	6
The Housing Loans	7
Transfer and Assignment of the Housing Loans	8
Representations and Warranties Regarding the Housing Loans	8
Breach of Representations and Warranties	11
Substitution of Housing Loans	12
Other Features of the Housing Loans	13
SUPERANNUATION MEMBERS' HOME LOANS RESIDENTIAL LOAN PROGRAM	13
Origination Process	13
Approval and Underwriting Process	14
Changes to Lending Criteria	15
Settlement Process	15
SMHL Product Types	15
Special Features of the Housing Loans	16
DESCRIPTION OF THE OFFERED NOTES	19
General	19
Classes of Notes	20
Sources of Funding for Payment	20
Payments	20
Form of the Offered Notes	21
Collections	25
Withholding or Tax Deductions	25
Redemption of the Notes for Taxation or Other Reasons	25
Final Maturity Date and the Manager's Option to Direct Call of the Notes	26
Redemption of the Notes upon an Event of Default	26
Final Maturity Date	26
Final Redemption of the Notes	27
Termination of the Fund	27
Prescription	27
Voting and Consent of Noteholders	27
Reports to Noteholders	29
CREDIT ENHANCEMENTS	31
Types of Enhancements	31
Subordination	31
Overcollateralization	32
Letters of Credit and Surety Bonds	32
Minimum Principal Payment Agreement	32
Guaranteed Investment Contract	32
DESCRIPTION OF THE TRANSACTION DOCUMENTS	32

i

Fund Accounts	33
Issuance of Additional Notes	33
Redraws	33
[Top-up Loans]	34
Liquidity Reserve	34
Interest Rate Swaps	35
Currency Swap(s)	35
Payment Funding Facility	35
Amendments to the Master Trust Deed and the Supplementary Bond Terms Notices	36
The Issuer Trustee	37
The Manager	41
Limits on the Rights of Noteholders	44
The Class A Note Trustee, Principal Paying Agent, Calculation Agent and Class A Note Registrar	45
The Security Trust Deed	48
The Mortgage Origination and Management Agreement	56
PREPAYMENT AND YIELD CONSIDERATIONS	65
General	65
Prepayments	66
Weighted Average Lives	66
LEGAL ASPECTS OF THE HOUSING LOANS	66
General	67
Nature of Housing Loans as Security	67
Penalties and Prohibited Fees	71
Bankruptcy and Insolvency	72
Environmental	73
Insolvency Considerations	74
Tax Treatment of Interest on Australian Housing Loans	75
National Credit Code	75
Privacy	76
Anti-Money Laundering and Counter-Terrorism Financing	77
AUSTRALIAN TAX MATTERS	77
Payments of Principal, Premiums and Interest	78
Profit on Sale	80
Tax Liability of the Issuer Trustee	81
Goods and Services Tax	81
Consolidation	82
Taxation of Financial Arrangements	82
Taxation of Managed Investment Trusts	83
Tax Reform Proposals	83
Other Taxes	83
ENFORCEMENT OF FOREIGN JUDGMENTS IN AUSTRALIA	83
EXCHANGE CONTROLS AND LIMITATIONS	85
ERISA CONSIDERATIONS	85
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE	87
LEGAL INVESTMENT CONSIDERATIONS	88
AVAILABLE INFORMATION	88
RATINGS OF THE NOTES	88
PLAN OF DISTRIBUTION	89
LEGAL MATTERS	90
GLOSSARY	91

ii

Important Notice About Information Presented in this Base Prospectus and each Accompanying Prospectus Supplement

Each series of notes will be issued by a separate securitisation fund established under the SMHL program, as described below.  The issuer trustee with respect to each series will act as trustee of the related fund and, in such capacity, as issuer of the notes for such series under the terms set out in the transaction documents for that series.  The prospectus supplement for a series will specify which class(es) of notes will be offered pursuant to this base prospectus and the prospectus supplement for that series and provide details in relation to those notes.  This base prospectus and the prospectus supplement for a series will also provide details of all other classes of notes to be issued (if any) for that series.

References in this base prospectus to offered notes are to the class(es) of notes specified in the prospectus supplement for a series as being offered by this base prospectus and the prospectus supplement for that series.  References in this base prospectus to non-offered notes, if any, are to all other classes of notes specified in the prospectus supplement for a series to be issued by the issuer trustee for that series which are not being offered by this base prospectus and the prospectus supplement for that series.  References in this base prospectus to notes are to both offered notes and, if any, non-offered notes.

We will describe a series of offered notes in two separate documents: (1) this base prospectus, which provides general information, some of which may not apply to that particular series of offered notes; and (2) the prospectus supplement for that series, which describes the specific terms of that series of offered notes.

Neither this base prospectus nor any prospectus supplement will contain all of the information included in the registration statement.  The registration statement also includes copies of the various agreements referred to in this base prospectus and each prospectus supplement.  You may obtain copies of these documents for review.  See "Available Information" in this base prospectus.

Each prospectus supplement for a series will usually include the following information regarding the related series of notes:

•	the designation of the fund and the issuer trustee for such fund;

•	the currency, principal amount, interest rate, authorized denominations and maturity date of each class of notes;

•	the method for calculating the amount of interest and principal to be paid to each class of notes, and the timing and order of priority of such interest and principal payments on the notes;

•	information concerning the pool of housing loans and other assets of the fund;

•	information regarding the risk factors relating to the offered notes; and

•	the particulars of the plan of distribution for the offered notes.

We include cross-references in this base prospectus and in each prospectus supplement to captions where further related discussions appear.  The preceding Table of Contents and the Table of Contents included in each prospectus supplement provide the pages on which these captions are located.  You can find definitions of capitalized terms used in this base prospectus and each prospectus supplement under "Glossary" in this base prospectus and in the relevant prospectus supplement.

In this base prospectus the terms "we", "us", "our" and "MEPM" refer to ME Portfolio Management Limited.

iii

Capitalized Terms

The capitalized terms used in this base prospectus, unless defined elsewhere in this base prospectus, have the meanings set forth in the Glossary starting on page [  ] of this base prospectus.

Presentation of Information

References in this base prospectus to statutes followed by "(Cth)" are to legislation enacted by the federal parliament of the Commonwealth of Australia.  References in this prospectus to statutes followed by "(NSW)", "(Vic)", "(WA)" and "(Qld)" are legislation enacted by the state parliament of the Australian states of New South Wales, Victoria, Western Australia and Queensland, respectively.

iv

The Issuer Trustee, Members Equity Bank Pty Limited
and ME Portfolio Management Limited

The Issuer Trustee

Unless otherwise specified in the prospectus supplement for a series, Perpetual Limited will act as the issuer trustee for each series of notes.  Perpetual Limited was incorporated as Perpetual Trustees Australia Limited on July 31, 1963 under the Companies Act of New South Wales as a public company and, after a name change in 2006, is now known as Perpetual Limited.  Perpetual Limited operates as a limited liability public company under the Corporations Act 2001 (Cth).  Perpetual Limited's Australian Business Number is ABN 86 000 431 827 and its place of registration is New South Wales.  Perpetual Limited's registered office is located at Level 12, 123 Pitt Street, Sydney, NSW 2000, Australia, and the phone number of its registered office is +61 2 9229 9000.  Perpetual Limited's principal business activities are the provision of services from financial management for private individuals through to the provision of trustee, custodial and administrative arrangements to the funds management, superannuation, property, infrastructure and capital markets.  Perpetual Limited also provides managed investment products through their funds management division.  Perpetual Limited is an authorized trustee corporation under the Corporations Act 2001 (Cth).

Perpetual Trustee Company Limited, a related body corporate of the issuer trustee, has obtained an Australian Financial Services License under Part 7.6 of the Corporations Act 2001 (Cth) (Australian Financial Services License No. 236643).  Perpetual Trustee Company Limited has appointed Perpetual Limited to act as its authorized representative under that license (Authorized Representative No. 264842).

Perpetual Limited has acted as issuer trustee for all of the funds established under the SMHL program since 1994.

The prospectus supplement for a series may provide additional information regarding Perpetual Limited or any other entity identified in that prospectus supplement as the issuer trustee for that series.

The issuer trustee with respect to each series will act as trustee of the related fund and, in such capacity, as issuer of the notes for such series under the terms set out in the transaction documents for that series.

Members Equity Bank Pty Limited – The Servicer and Mortgage Manager

Unless otherwise specified in the prospectus supplement for a series, Members Equity Bank Pty Limited ("ME Bank") will serve as the servicer and mortgage manager of the housing loans acquired by each fund.  For further information with respect to the role and responsibilities of ME Bank, see "Description of the Transaction Documents—The Mortgage Origination and Management Agreement" in this base prospectus.  For a description of the transfer of the pool assets to each fund, see "Description of the Assets of a Fund—Transfer and Assignment of the Housing Loans" in this base prospectus.

ME Bank was established in October 1999 as a result of a 50/50 joint venture formed to pursue a growth strategy in the provision of consumer finance and other financial services in Australia between AXA Asia Pacific Holdings Ltd and Industry Fund Services Pty Limited ("IFS"), as trustee of the IFBT Unit Trust.  In January 2003, IFS purchased the 50% holding from AXA Asia Pacific Holdings Ltd to become 100% owner of ME Bank.  Effective January 2007, ME Bank became a wholly-owned subsidiary of Industry Super Holdings Pty Ltd (formerly known as IFBT Company Pty Ltd), of which IFS is also a wholly-owned subsidiary.  ME Bank operates as a limited liability company under the Corporations Act 2001 (Cth).

ME Bank provides a full service to borrowers, including loan origination and all aspects of loan administration, via the SMHL program and other programs.  The general character of ME Bank's business is that of providing banking products to its customers and investment opportunities for its investors.  In addition to the SMHL program, ME Bank provides loan origination and loan administration services for residential home loans via the Maxis Loans program and the ME Home Loans program and commercial, business banking and structured finance loans via the Super Loans Trust program.  Effective March 31, 2008, the Maxis Loans program ceased originating new residential loans.  This follows the strategic determination by ME Bank to no longer retain a home loan broker distribution channel, which was the primary source of origination activity for the Maxis Loans program.  ME Bank provides additional products that are held on ME Bank's balance sheet to its customers, including the Members Equity Master Card, personal loans and deposit accounts.

As of July 2008, ME Bank commenced the origination of residential home loans from its balance sheet.  None of the housing loans to be comprised in the assets of any fund to which a series of notes offered under this prospectus will relate were originated via the on balance sheet housing loan origination platform.  All of the housing loans comprised in the assets of each relevant fund were originated by ME Bank in the name of Perpetual Limited, as the trustee on behalf of a fund under the SMHL program, and funded by originator SMHL Origination Fund No. 3.  Further information with respect to the origination of housing loans to be comprised in the assets of a fund will be included in the relevant prospectus supplement for a series.

The Australian banking activities of ME Bank come under the regulatory supervision of the Australian Prudential Regulation Authority, which is responsible (with the Reserve Bank of Australia) for the maintenance of overall stability in the Australian financial system.  On July 20, 2001, Australian Prudential Regulation Authority granted ME Bank an authority to act as an approved deposit-taking institution and approved the use of the word "Bank" when referring to ME Bank.  On December 1, 2003, ME Bank obtained its initial Australian Financial Services License under Part 7.6 of the Corporations Act 2001 (Cth) (Australian Financial Services License No. 229500).  This license is necessary for ME Bank to offer 'financial services', such as bank deposit accounts, in Australia.

ME Bank's registered office is located at Level 16, 360 Collins Street, Melbourne, VIC 3000, Australia, and the phone number of its registered office is +61 3 9605 6000.  ME Bank maintains an internet web site at the address http://www.membersequity.com.au.  For purposes of any electronic version of this prospectus, the preceding uniform resource locator, or URL, is an inactive textual reference only.  Steps have been taken to ensure that this URL reference was inactive at the time the electronic version of this prospectus was created.

The prospectus supplement for a series may provide additional information regarding ME Bank.

ME Portfolio Management Limited – The Depositor, Sponsor and Manager

ME Portfolio Management Limited ("MEPM") will be appointed as manager for each fund on the terms set out in the master trust deed and the supplementary bond terms notice relating to the notes.

The manager, ME Portfolio Management Limited ("MEPM"), is a wholly-owned subsidiary of ME Bank.  MEPM is a limited liability company incorporated under the Corporations Act 2001 (Cth).  MEPM was established in 1994 with the commercial purpose of managing the funds management and securitisation programs for ME Bank's off balance sheet lending programs.  A significant portion of MEPM's business activities consists of the management of securitisation funds established under the SMHL Programme.  MEPM's other business activities include the management of ME Bank's other residential lending programs and commercial lending activities.

Unless otherwise specified in the prospectus supplement for a series, MEPM will serve as the sponsor and will participate in the structuring of each transaction and the negotiation of transaction documents.  MEPM will calculate all income and expenses allocated to each fund in accordance with the allocation of cash flows in the transaction documents as described in the relevant prospectus supplement.  MEPM will also manage all ongoing reporting requirements of each fund as required by the relevant transaction documents and regulations.

There is a mortgage origination and management agreement and a management support deed in place between ME Bank and MEPM, as manager of each fund created under the SMHL program.  See "Description of the Transaction Documents—The Mortgage Origination and Management Agreement" and "Description of the Transaction Documents—The Manager—The Management Support Deed" in the base prospectus.

On December 2, 2005, MEPM obtained an Australian Financial Services License under Part 7.6 of the Corporations Act 2001 (Cth) (Australian Financial Services License No. 292301).  This license is necessary for MEPM to conduct its financial services business in Australia.

MEPM's registered office is located at Level 16, 360 Collins Street, Melbourne, VIC 3000, Australia, and the phone number of its registered office is +61 3 9605 6000.  For additional information with respect to the role and responsibilities of MEPM, see "Description of the Transaction Documents—The Manager" in this base prospectus.

MEPM will be the depositor for each fund formed under the SMHL program.  See "Description of the Funds—Establishing the Funds" in this base prospectus.  See also "The Issuing Entity" in the prospectus supplement.

The prospectus supplement for a series may provide additional information regarding MEPM.

The Originators

Unless otherwise specified in the prospectus supplement for a series, ME Bank will serve as an originator of the housing loans acquired by each fund.  Under the terms of the master trust deed and the mortgage origination and management agreement, MEPM, as manager of each fund, and Perpetual Limited, as the trustee on behalf of each fund, have appointed ME Bank to originate housing loans for each fund.  Under this contractual arrangement, ME Bank is responsible for procuring borrowers to enter into housing loans and arranging and processing each housing loan with the relevant borrower.

Each housing loan originated by ME Bank is funded by originator SMHL Origination Fund No. 3.  Since its formation in 1999, SMHL Origination Fund No. 3 has funded each of the loans transferred to the housing loan pool for each securitisation fund in the SMHL program.  Each housing loan contract is entered into between the borrower and Perpetual Limited, in its capacity as trustee of originator SMHL Origination Fund No. 3.

For a description of the origination activities of ME Bank and SMHL Origination Fund No. 3, see "Superannuation Members' Home Loans Residential Loan Program—Origination Process" in this base prospectus.  For further information with respect to the role and responsibilities of ME Bank, see "Description of the Transaction Documents—The Mortgage Origination and Management Agreement" in this base prospectus.  For a description of SMHL Origination Fund No. 3, see "Description of the Funds—SMHL Program" in this base prospectus.

Description of the Funds

SMHL Program

The SMHL program was established in July 1994, in consultation with a range of superannuation funds representing a variety of industries.  The main objectives of the program were to make home loan finance available on commercial terms and at competitive rates to qualifying borrowers while at the same time providing competitive returns to investors in the funds.

The SMHL program was established pursuant to a master trust deed, dated July 4, 1994, as amended from time to time, for the purpose of enabling Perpetual Limited, as trustee of each fund established pursuant to the master trust deed, to finance and own housing loans and to invest in pools of housing loans.

The master trust deed provides for the creation of an unlimited number of funds, including origination funds and securitisation funds.  The master trust deed establishes the general framework under which funds may be established from time to time.  Each fund established under the SMHL program will be separate and distinct from any other fund established under the master trust deed.  The assets of a fund will not be available to meet the liabilities of any other fund.  The issuer trustee may issue multiple classes of notes in relation to each fund that differ among themselves as to priority of payment and ratings.

Origination funds and warehousing trusts, which are considered origination funds and securitisation funds, respectively, under the terms of the master trust deed, are funds in which housing loans are warehoused pending the accumulation of a portfolio of loans for securitisation.

Three origination funds, and over [   ] securitisation funds and [   ] private placement funds have been created under the domestic SMHL program.  In addition, [   ] global funds have been created under the SMHL program.

The first of the origination funds, known as SMHL Origination Fund No. 1 closed for subscriptions in December 1994 and raised A$174 million by the issue of bonds to participating superannuation funds.  The proceeds of that issue were used primarily to finance the origination of housing loans, on a commercial basis, to members of the superannuation funds which participated in the issue of bonds.  A second origination fund, known as SMHL Origination Fund No. 2 closed for subscriptions in December 1995 and raised A$79 million, also by the issue of bonds to participating superannuation funds.  Both SMHL Origination Fund No. 1 and SMHL Origination Fund No. 2 ceased originating housing loans as of July 1, 1999.

SMHL Origination Fund No. 3 was created in July 1999, for the purposes of origination and subsequent securitisation of housing loans to members of participating superannuation funds and other investors.  The vast majority of investors in SMHL Origination Fund No. 1 and SMHL Origination Fund No. 2 transferred their investments into SMHL Origination Fund No. 3.  This fund differed from its predecessors in that it was open-ended, allowing for new investment.  SMHL Origination Fund No. 3 has raised over A$[         ] million.  Perpetual Limited is the trustee of SMHL Origination Fund No. 3 and MEPM, as manager of SMHL Origination Fund No. 3, directs the day to day administration of SMHL Origination Fund No. 3.  Under the terms of the master trust deed and the mortgage origination and management agreement, MEPM, as manager of each fund, and Perpetual Limited, as the trustee on behalf of each fund, have appointed ME Bank to originate housing loans to be funded by SMHL Origination Fund No. 3.  In addition to funding housing loans originated by ME Bank, SMHL Origination Fund No. 3 may, upon direction of MEPM, repurchase loans from the housing loan pool of a fund (for example, [upon extension of certain top-up loans] [or] if MEPM determines that any representation or warranty by ME Bank in the bond issue confirmation certificate with respect to a mortgage forming part of the housing loan pool of a fund is false or misleading and MEPM directs SMHL Origination Fund No. 3 to repurchase such affected mortgage within the 120 days after the execution of such bond issue confirmation certificate).  SMHL Origination Fund No. 3 may invest in Authorized Investments.

Establishing the Funds

The detailed terms of each fund will be as set out in the master trust deed and the supplementary bond terms notice relating to the notes of that fund.  To establish a fund under the master trust deed, the depositor will execute a notice of creation of a securitisation fund or origination fund, as applicable, and deposit a sum with Perpetual Limited, in its capacity as issuer trustee of each securitisation fund or trustee of each origination fund, as applicable, as the initial assets of the fund.

The transaction documents for each fund, which supplement the general framework under the master trust deed, will do, among other things, the following:

•	specify the details of the series of notes;

•	establish the cash flow allocation;

•	set out the mechanism for the acquisition of the pool of housing loans by the related fund;

•	set out the various representations and warranties of certain parties specific to the housing loans, which supplement those in the master trust deed;

•	contain the appointment of ME Bank as the initial servicer of the housing loans and the various powers, discretions, rights, obligations and protections of the ME Bank in this role;

•	provide for the beneficial ownership of the fund by one or more unitholders;

•
specify a number of ancillary matters associated with the operation of the related fund and the housing loan pool such as the requirements of the designated rating agencies, the arrangements regarding the operation of the collections account, the custody of the title documents in relation to the housing loans, the fees payable to the issuer trustee, MEPM and ME Bank, the termination of the fund and the limitation on the issuer trustee's liability; and

•	amend the master trust deed to the extent necessary to give effect to the specific aspects of that fund and the issue of the notes relating to that fund.

Other Trusts

In addition to each fund, two other trusts will be established in relation to an issue of the notes as follows:

Class A Note Trust

The Class A note trust is created under the terms of the note trust deed for the purpose of facilitating administration of the rights of holders of Class A notes (other than any A$ denominated Class A notes).  Unless otherwise specified in the prospectus supplement for a series, [                                     ] will be appointed as Class A note trustee and will act as trustee of the Class A note trust for the benefit of holders of Class A notes (other than any A$ denominated Class A notes) under the terms of the note trust deed for that series.

Under the terms of the note trust deed, the rights of holders of Class A notes (other than any A$ denominated Class A notes) are held by the Class A note trustee.  The Class A note trustee has the power to enforce obligations of the issuer trustee for the benefit of holders of Class A notes (other than any A$ denominated Class A notes) and to vote on behalf of holders of Class A notes (other than any A$ denominated Class A notes), based on their directions, at meetings held under the terms of the master trust deed or the security trust deed, including upon an event of default and enforcement under the security trust deed.  For a description of the principal functions, responsibilities, powers, discretions and protections of the Class A note trustee, see "Description of the Transaction Documents—The Class A Note Trustee, Principal Paying Agent, Calculation Agent and Class A Note Registrar" and "—The Security Trust Deed—The Class A Note Trustee as Voting Secured Creditor" in this base prospectus.  Pursuant to the terms of the note trust deed, the Class A note trustee will be entitled to a fee in an amount agreed upon by the Class A note trustee and MEPM as manager of the relevant fund.

Security Trust

The security trust is created under the terms of the security trust deed for the purpose of facilitating administration of the rights of Secured Creditors.  Unless otherwise specified in the prospectus supplement for a series, Perpetual Trustee Company Limited will be appointed as security trustee and will act as trustee of the security trust for the benefit of noteholders and all other Secured Creditors under the terms of the security trust deed for that series.  The security trustee will hold the charge over the assets of the corresponding fund granted by the issuer trustee under the security trust deed on trust for the benefit of the noteholders, any redraw funding facility providers[, any top-up funding facility providers] and all other Secured Creditors of that series.  If an event of default occurs under the security trust deed and the charge is enforced, the security trustee, or a receiver appointed by it, will be responsible for realizing the assets of the corresponding fund and the security trustee will be responsible for distributing the proceeds of realization to Secured Creditors in the order prescribed under the security trust deed.

Description of the Assets of a Fund

Assets of a Fund

The assets of a fund may include any or all of the following, as will be specified in the related prospectus supplement:

•	a pool of housing loans assigned to the fund, including all:

○	principal payments paid or payable on the housing loans at any time from and including the pool cut-off date specified in the prospectus supplement; and

○	interest payments paid or payable on the housing loans and all other amounts received or applied by the issuer trustee from and including the closing date specified in the prospectus supplement;

•	rights under any mortgage insurance policies and individual Property Insurance policies covering the mortgaged properties relating to the housing loans;

•	rights under mortgages and any Collateral Securities in relation to the housing loans;

•
amounts on deposit in the accounts established in connection with the creation of the fund and the issuance of the related notes, including the related collection account, and any instruments in which these amounts are invested;

•	the issuer trustee's rights under the transaction documents for that fund (other than rights it holds personally, including rights of management and delegation); and

•	rights under any form of credit enhancement described in this base prospectus.

The prospectus supplement for each series of offered notes will include information describing the assets of the related fund.

The offered notes will be non-recourse obligations of the related fund.  The assets of the fund specified in the prospectus supplement for that series will serve as collateral only for that series of offered notes.  Noteholders of a series of offered notes may only proceed against the collateral securing that series of offered notes in the case of a default on that series of offered notes and may not proceed against any assets of ME Bank or any affiliate of ME Bank, including MEPM, or the assets of any other fund.

The Housing Loans

The housing loans included in the assets of a fund will be secured by registered first ranking mortgages on properties located in Australia.  The housing loans will be originated by ME Bank on behalf of Perpetual Limited, as trustee of SMHL Origination Fund No. 3, in the ordinary course of its business from, among other things, new loan applications and refinancing of acceptable current SMHL housing loans.  Each housing loan will be one of the types of products described under "Superannuation Members' Home Loans Residential Loan Program—SMHL Product Types" in this base prospectus.  Each housing loan may have a combination of the features described in the "Superannuation Members' Home Loans Residential Loan Program—SMHL Product Types" in this base prospectus.

The housing loans will be either fixed rate for a specified period of time, then variable rate, variable rate or interest only for a specified period and then fixed or variable rate loans.  The mortgaged properties will consist of owner-occupied and non-owner-occupied single family homes, but will not include mobile homes, commercial properties or properties under construction.  The housing loans may include a redraw [or top-up] feature as described in "Description of the Transaction Documents—Redraws" [and "Description of the Transaction Documents—Top-up Loans"].

The prospectus supplement for each series may provide additional information with respect to the housing loans that are assets of the related fund as of the pool cut-off date specified in the prospectus supplement which may include, among other things, to the extent relevant:

•	the aggregate Outstanding Principal Balance of the housing loans included in the assets of the related fund;

•	the distribution, maximum and average Outstanding Principal Balance of the housing loans;

•	the distribution of interest rates on the housing loans;

•	the percentage by Outstanding Principal Balance as of the pool cut-off date of housing loans that accrue interest at variable or fixed interest rates;

•	the weighted average remaining term-to-stated maturity of the housing loans;

•	the year of maturity of the housing loans;

•	the distribution and weighted average of loan-to-value ratios for the housing loans;

•	the geographic distribution of any mortgaged properties securing the housing loans;

•	the distribution by number and aggregate Outstanding Principal Balance of the types of properties securing the housing loans; and

•	the distribution by number and aggregate Outstanding Principal Balance of the occupancy status of properties securing the housing loans.

If information of the nature described above respecting the housing loans is not known or available at the time the related series of offered notes is initially offered, approximate or more general information of the nature described above will be provided in the prospectus supplement for that series and additional information will be set forth in a current report on Form 8-K filed with the U.S. Securities and Exchange Commission within [four Banking Days after the related closing date].

Transfer and Assignment of the Housing Loans

Perpetual Limited in its capacity as trustee of all the funds established under the SMHL program holds legal title to the housing loans.  The housing loans assigned to a fund on the closing date for that fund will be identified in a securitisation fund bond issue direction, which is a written direction under the master trust deed given by MEPM, as manager of the relevant fund, to Perpetual Limited, in its capacity as issuer trustee of the relevant fund, to issue the notes and the liquidity notes on the closing date.  Provided that the issuer trustee has accepted the securitisation fund bond issue direction and entered into the security trust deed, the issuance of the notes by the issuer trustee will result in the designated pool of housing loans and the right to receive collections received on the housing loans being automatically transferred under the terms of the master trust deed:

•
from Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, SMHL Warehousing Trust 2004-1 or such other fund created under the master trust deed, from which the portfolio of housing loans has been acquired, as the case may be,

•	to the issuer trustee on behalf of the relevant fund,

without any further action by the trustee of the relevant transferor or the issuer trustee.  The master trust deed provides that, upon the issuance of the notes, the issuer trustee, on behalf of the fund, will automatically hold the portfolio of housing loans so acquired for the fund.  As a condition to the transfer of the housing loans to the issuer trustee on behalf of the relevant fund, the amount of the proceeds of the issue of the notes as is specified in the securitisation fund bond issue direction, which amount represents the purchase price of the housing loans transferred to the fund, will cease to be held by the issuer trustee on behalf of the fund and will automatically be held by Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, SMHL Warehousing Trust 2004-1 or such other fund created under the master trust deed, as the case may be.

Thus, the designated housing loans will, under the terms of the master trust deed, automatically cease to be assets of SMHL Origination Fund No. 3, SMHL Warehousing Trust 2004-1 or such other fund created under the master trust deed, as the case may be, and become assets of the fund.  The specified proceeds of the issue of the notes will become assets of Perpetual Limited, in its capacity as trustee of SMHL Origination Fund No. 3, SMHL Warehousing Trust 2004-1 or such other fund created under the master trust deed, as the case may be.

Representations and Warranties Regarding the Housing Loans

Pursuant to the terms of the mortgage origination and management agreement, as amended, and the bond issue confirmation certificate, ME Bank will make various representations and warranties to the issuer trustee and MEPM as of the closing date, unless another date is specified in the prospectus supplement, by reference to the facts and circumstances then existing, and on each date that a substitute housing loan is transferred to the fund, with respect to the housing loans being transferred to the issuer trustee, including, unless otherwise specified in the prospectus supplement, that:

•	ME Bank instructed an Approved Solicitor to act for Perpetual Limited in relation to that mortgage;

•	before or at the time of settlement of that mortgage, the Approved Solicitor instructed in relation to that mortgage gave a Solicitor's Certificate;

•	the property which is the subject of the mortgage is insured in accordance with the requirements of the mortgage;

•	the mortgage is covered by an Approved Mortgage Insurance Policy;

•	there is no mortgage, charge, caveat or other security interest affecting the property which is the subject of the mortgage other than the mortgage;

•
the mortgagor is the beneficial owner of the property which is the subject of the mortgage and is or is entitled to be registered as the proprietor or is the legal owner of the property which is the subject of the mortgage;

•	each Mortgage Document relating to that mortgage constitutes valid, binding and enforceable obligations of the mortgagor and the other parties to them (other than Perpetual Limited and MEPM);

•
each Mortgage Document relating to that mortgage has been, or will be, within any applicable statutory time limit, fully stamped in accordance with all applicable laws, and (if required or able to be registered) has been registered or is in registrable form, and there are no impediments to its registration or continued registration;

•	the mortgage is or will be upon registration, a registered mortgage with first priority for all money stated to be secured by it;

•
the mortgagor's application for the housing loan has been fully investigated by ME Bank, and ME Bank is satisfied that all statements and information contained in it are correct in all material respects;

•
in the case of a mortgage entered into in any state or territory of the Commonwealth of Australia before the coming into force in that state or territory of the Consumer Credit Code (the predecessor to the National Credit Code), none of the Mortgage Documents relating to that mortgage is a Regulated Mortgage, as defined in Section 5 of the Credit Act 1984 (NSW) or the corresponding legislation of any other Australian jurisdiction;

•
in respect of a mortgage where a document under which money secured by that mortgage is or may become outstanding was entered into in any State or Territory of the Commonwealth of Australia on or after the date of the mortgage origination and management agreement:

○	the documentation of that mortgage, each document under which money secured by that mortgage is or may become outstanding and any Collateral Security; and

○	the performance by ME Bank of its obligations under the mortgage origination and management agreement,

have complied in all material respects with all applicable requirements of the National Credit Code (and its predecessor, the Consumer Credit Code), except where non-compliance:

○	does not impair the collectability or enforceability of that mortgage, document under which money secured by that mortgage is or may become outstanding and any Collateral Security; and

○
would not result in the imposition of any civil or criminal penalty in respect of that mortgage, document under which money secured by that mortgage is or may become outstanding or any Collateral Security;

•	ME Bank is not aware of any circumstances relating to the mortgage, the property which is the subject of the mortgage, the mortgagor or any person (other than the mortgagor)

who has executed a Collateral Security in favor of Perpetual Limited which could reasonably be expected to cause a prudent investor to:

○	regard the mortgage as an unacceptable investment;

○	expect the mortgagor to default under the mortgage; or

○	diminish the value or marketability of the property which is the subject of the mortgage from that stated in the Valuation;

•
to the best of ME Bank's knowledge, all representations and warranties made by the mortgagor and any person (other than the mortgagor) who has executed a Collateral Security in favor of Perpetual Limited in the Mortgage Documents relating to that mortgage are true;

•
at the time the mortgage was entered into and up to and including the date of the bond issue confirmation certificate, ME Bank has complied in all material aspects with all applicable laws, including without limitation, where applicable, the National Credit Code (and its predecessor, the Consumer Credit Code), where failure to do so would:

○
adversely affect the amounts recoverable from the borrower or the benefit of the security provided by the mortgage or its coverage under the relevant Approved Mortgage Insurance Policy or would allow the insurer under the relevant Approved Mortgage Insurance Policy to reduce or avoid a claim under the terms of the Approved Mortgage Insurance Policy or at law; or

○
result in any continuing liability under the National Credit Code (or its predecessor, the Consumer Credit Code) to the fund in respect of which the securitisation fund bond issue direction referred to in the bond issue confirmation certificate has been given.

•
the performance by ME Bank of its obligations in respect of the mortgage (including any variations, discharge, release administration, servicing and enforcement) up to and including the date of the bond issue confirmation certificate complied in all material aspects with all applicable laws including, where applicable, the National Credit Code (and its predecessor, the Consumer Credit Code) where failure to do so would:

○
adversely affect the amounts recoverable from the borrower or the benefit of the security provided by the mortgage or its coverage under the relevant Approved Mortgage Insurance Policy or would allow the insurer under the relevant Approved Mortgage Insurance Policy to reduce or avoid a claim under the terms of the Approved Mortgage Insurance Policy or at law; or

○
result in any continuing liability under the National Credit Code (or its predecessor, the Consumer Credit Code) to the fund in respect of the securitisation fund bond issue direction referred to in the bond issue confirmation certificate has been given.

•	the mortgage is denominated in and payable in Australian dollars;

•
except where the relevant mortgage insurer under the applicable Approved Mortgage Insurance Policy otherwise agrees, the principal outstanding at the time the mortgage was entered into did not exceed the maximum principal amount at that time which may be lent without the approval of the relevant mortgage insurer under the applicable Approved Mortgage Insurance Policy;

•	the housing loan secured by the mortgage has been or is fully drawn;

•
the housing loan secured by the mortgage does not represent a direct or indirect obligation of an employee of ME Bank or MEPM who has influence in the setting of interest rates for housing loans by ME Bank or MEPM which has not been disclosed to senior management;

•
nothing has come to the actual attention of ME Bank which would constitute a material breach of the terms of the relevant Approved Mortgage Insurance Policy by Perpetual Limited, MEPM or ME Bank which would allow the insurer under the relevant Approved Mortgage Insurance Policy to reduce or avoid a claim under the terms of the Approved Mortgage Insurance Policy;

•	no payment from the borrower under the housing loan is in arrears by more than 30 consecutive days;

•	to the best of ME Bank's knowledge and belief no other material event of default has occurred with respect to the mortgage that has not been waived;

•
Perpetual Limited is entitled to enforce in its own name the mortgage and to the extent of its interest and the interest of the mortgagor under any policy of Property Insurance in relation to the property which is the subject of the mortgage, any such policy of Property Insurance;

•	the mortgage and, if necessary any Collateral Security, have been stamped, or have been lodged for stamping accompanied by a bank check, for the full amount secured thereby;

•
the mortgage has been duly registered by, or is in registrable form and will be lodged for registration forthwith upon its stamping with, the Land Titles Office in the state or territory in which the property which is the subject of the mortgage is situated and, if necessary, any Collateral Security has been registered or is in registrable form and will be lodged for registration forthwith upon its stamping;

•	the housing loan is not secured by residential properties under construction; and

•	all components of any housing loan being a split loan will be acquired by the fund.

The prospectus supplement for a series may specify additional representations and warranties to be made by mortgage manager to the issuer trustee and MEPM.

The issuer trustee will not investigate or make any inquiries regarding the accuracy of the representations and warranties given by ME Bank and has no obligation to do so.  The issuer trustee will be entitled to rely entirely upon the representations and warranties being correct, unless an officer of the issuer trustee involved in the administration of the fund has actual notice to the contrary.

Breach of Representations and Warranties

If, within 120 days after the execution of the bond issue confirmation certificate, MEPM determines that any representation or warranty by ME Bank in the bond issue confirmation certificate with respect to a mortgage forming part of the assets of a fund is false or misleading, MEPM must request the trustee of another fund created under the master trust deed, and upon such request, the trustee of that other fund will be obliged to (at the election of MEPM):

•	repurchase the mortgage from the fund;

•	repurchase the mortgage from the fund and substitute a mortgage for inclusion in the assets of the fund; or

•	substitute a mortgage for inclusion in the assets of the fund,

in each case, in accordance with the provisions with respect to the substitution of housing loans detailed under "Description of the Assets of a Fund—Substitution of Housing Loans" in this base prospectus.

Substitution of Housing Loans

If, within 120 days after the execution of the bond issue confirmation certificate, MEPM determines that any representation or warranty by ME Bank in the bond issue confirmation certificate with respect to a mortgage forming part of the assets of the fund is false or misleading, MEPM may determine to suspend the obligations of the issuer trustee to treat payments representing principal received on the relevant housing loan as principal collections.  Any suspended payments of principal ("Suspended Moneys") may be used to fund the purchase of a substitute mortgage from another fund created under the master trust deed.

MEPM may only determine to exclude Suspended Moneys from collections and direct the issuer trustee to purchase a substitute housing loan from another fund created under the master trust deed under the following conditions:

•	the final payment date on the substitute housing loan is at least [12] months before the final maturity date of the notes;

•	MEPM has given the designated rating agencies prior notice;

•	MEPM receives confirmation from the designated rating agencies that the purchase by the issuer trustee of the substitute housing loan will not adversely affect the then current rating of the notes;

•
the issuer trustee receives from MEPM a completed mortgage transfer proposal in relation to the substitute housing loan no later than two Banking Days prior to the date referred to in the mortgage transfer proposal for the purchase of the substitute housing loan;

•
MEPM is satisfied, or has previously been satisfied, that the proposed substitute housing loan is a housing loan for the purposes of the supplementary bond terms notice relating to the notes, and satisfies the requirements of the clause relating to the substitution of housing loans, as of the transfer date; and

•
prior to or on the transfer date the issuer trustee obtains, or enters into agreements to obtain with effect from the transfer date, as issuer trustee of the fund the benefit of the enhancements and interest hedge (if any) referred to in the mortgage transfer proposal.

If the conditions described above are satisfied, a substitute housing loan will be acquired from another fund created under the master trust deed and included in the housing loan pool.  If the Suspended Moneys are not applied by the issuer trustee in the purchase of substitute housing loans, the Suspended Moneys will be applied on the next monthly payment date in accordance with the Principal Collections Waterfall (as defined and described in the prospectus supplement for a series) as if the Suspended Moneys formed part of Principal Collections (as defined in such prospectus supplement).   The housing loan in respect of which a representation was breached will be removed from the housing loan pool in accordance with the procedures described under "Description of the Assets of a Fund—Breach of Representations and Warranties" in this base prospectus.

Other Features of the Housing Loans

The housing loans will have the following features unless otherwise specified in the prospectus supplement:

•	Interest will be calculated daily and charged in arrears;

•
Payments will be on a monthly, bi-weekly or weekly basis.  Payments will be made by borrowers using a number of different methods, including checks, salary deductions and, in most cases, direct debit from a nominated account;

•	They are governed by the laws of one of the following Australian states or territories:

○	New South Wales;

○	Victoria;

○	Western Australia;

○	Queensland;

○	South Australia;

○	Northern Territory;

○	Tasmania; or

○	the Australian Capital Territory.

The prospectus supplement will provide material information concerning the types and characteristics of the housing loans included in the related fund as of the related pool cut-off date.  A post-effective amendment to the Registration Statement of which this prospectus forms a part or a current report on Form 8-K will be filed by the depositor with the U.S. Securities and Exchange Commission simultaneously with or prior to the filing of the final prospectus for the purpose of incorporating by reference finalized transaction documents in respect of the fund into the Registration Statement and the final prospectus.  In the event housing loans are removed from or added to the related housing loan pool after the date of the applicable prospectus supplement prior to the related closing date and any material pool characteristics of the actual housing loan pool differ by 5% or more from the description of the housing loan pool in the applicable prospectus supplement, a current report on Form 8-K describing the final housing loan pool will be filed with the U.S. Securities and Exchange Commission within four business days of the related closing date.

Superannuation Members' Home Loans
Residential Loan Program

Set out below is a summary of the features of MEPM's residential loan program applicable to the housing loans to be transferred to each fund.  The prospectus supplement for a series may provide additional information regarding MEPM's residential loan program.

Origination Process

The housing loans to be transferred to each fund will be originated for the SMHL program from new loan applications and refinancings of acceptable housing loans.  Each portfolio of housing loans will include fully amortizing variable and fixed rate loans which automatically convert to variable rate mortgages at the end of their fixed rate term and interest only loans under which interest only is paid at a variable or fixed rate for a period after which the loan reverts to a principal and interest basis for the balance of the loan term.  At the end of the fixed term borrowers may elect to fix their loan for an additional term.

MEPM sources its housing loans through ME Bank's national telemarketing center and mobile lenders.  MEPM has extensive relationships with a large range of superannuation funds and unions.  Ordinarily, it is a requirement in order to apply for an MEPM mortgage that at least one of the applicants whose name appears on the application form must be a member of a participating superannuation fund or union.  As such, MEPM has access to a "captured" client base of both superannuation and union members which has enabled the company to streamline and centralize the origination and administration process and distribute its products at a very competitive cost.

Under the terms of the master trust deed and the mortgage origination and management agreement, MEPM, as manager of each fund, and Perpetual Limited, as the issuer trustee on behalf of each fund, have appointed ME Bank to undertake the origination function in respect of the housing loans of each fund.  Under this contractual arrangement, ME Bank is responsible for procuring borrowers to enter into housing loans and arranging and processing each housing loan with the relevant borrower.

Each housing loan represents a contract between the borrower and Perpetual Limited.  The lender of record under each housing loan is Perpetual Limited, in its capacity as trustee of the relevant fund in which the housing loan is held.  When a housing loan is first originated, Perpetual Limited will hold the loan in its capacity as trustee of SMHL Origination No. 3.

Approval and Underwriting Process

ME Bank processes housing loan applications in accordance with ME Bank's residential lending credit policy criteria.  ME Bank's approval policies are derived from traditional mortgage lending principles relating to:

•	capacity/serviceability – ascertaining and confirming an applicant's ability to meet the applicant's financial obligations;

•	character – ascertaining and confirming an applicant's willingness to meet the applicant's financial obligations; and

•	collateral/security – credit accommodations backed by mortgage secured residential type properties.

ME Bank continually monitors these policies to ensure that they are maintained in line with the Australian lending environment. Thus, ME Bank's approval policies may be changed from time to time.  ME Bank, in providing residential loans to borrowers, does not divide borrowers into groups of differing credit quality for the purpose of setting standard interest rates for its residential housing loans.  The prospectus supplement relating to a series of notes will contain a description of any changes to the underwriting process relating to housing loans to be included in the assets of the fund.

ME Bank's approval policies set out the underwriting criteria that are used in assessing each housing loan application, determining the suitability of the loan applicants, and evaluating the value and adequacy of the property being used as security for the housing loan.  The underwriting criteria include the following:

•	the individual applicant must be a minimum of 18 years of age;

•	an analysis of the legal capacity of the applicant entering into the loan contract;

•	an analysis of the applicant's employment history/eligible income sources;

•	satisfactory credit checks;

•	satisfactory savings history/loan repayment history; and

•	financial capacity to repay the housing loan.

The prospectus supplement will specify the approval criteria that all loan applications must satisfy in order to be provided with an SMHL program home loan.  The approval process includes verifying the borrowers' application details, assessing their debt servicing ability and determining the value of the mortgaged property.

Credit decisions are made by employees of ME Bank who hold varying levels of delegated lending authorities.  These delegated lending authorities represent approval limits that are set and monitored by management, and are based upon the level of experience of credit staff.  Decisions to recommend and approve loan applications are made within these delegated lending authorities.

Housing loan applications are initially received by ME Bank and then allocated to staff for assessment and approval based upon their approved delegated lending authorities.  To the extent that an application is received and is outside the approval authority of a credit officer, then a final decision for approval of the loan is made by credit staff with a higher delegated lending authority.

Loans outside ME Bank's delegated underwriting authority as agreed with each relevant mortgage insurer are referred to the applicable mortgage insurer for approval in accordance with ME Bank's residential lending credit policy criteria and the relevant mortgage insurer's mortgage insurance underwriting policies.

Changes to Lending Criteria

Investors should note that the lending criteria described above are regularly reviewed by ME Bank and as a result of these reviews, may change from time to time.

Settlement Process

Once ME Bank has approved an application and a formal loan offer has been accepted by an applicant, one of ME Bank's residential credit areas arranges for documentation to be completed by an Approved Solicitor in the relevant state.

The Approved Solicitor prepares the loan security documentation and dispatches the documents to the applicant for execution.  Upon return of the executed documents from the applicant, the Approved Solicitor certifies that the housing loan security documentation meets ME Bank's security requirements, enabling ME Bank to complete the funding arrangements for settlement.

Upon settlement, the mortgage is registered and the documents stored by Perpetual Limited.  A condition of the mortgage is that the mortgagor establish and maintain full replacement Property Insurance on the related property.

SMHL Product Types

The following is a description of MEPM's product types.

Standard Variable Rate Loan

The Standard Variable Rate product is the SMHL program's traditional benchmark product.  It offers a variable rate of interest which may be adjusted at the discretion of MEPM, with written notice from ME Bank to borrowers, either upward or downward.  Adjustments of the variable rate may be made on a monthly basis, or more frequently as determined by MEPM, in line with changes in market interest rates on debt.  MEPM considers the Reserve Bank of Australia's official overnight cash rate and other traditional indices for interest on debt when setting the variable interest rate.  Standard variable rate loans are convertible to a fixed rate mortgage product at the borrower's request.

Fixed Rate Loan

The SMHL program also provides housing loans which bear a fixed rate of interest as of the pool cut-off date.  At the end of that fixed rate period, unless the interest rate is re-fixed at a rate and for a term agreed between the borrower and MEPM, the loans will automatically convert to the standard variable rate of interest.  A borrower is permitted to terminate a fixed rate loan before the fixed rate period ends, but may incur economic break costs for such termination.

MEPM will not allow the interest rate on a fixed rate loan to be re-fixed at the end of its fixed rate term if it will result in a downgrade or withdrawal of the rating of the notes.

Special Features of the Housing Loans

A housing loan in any fund may have some or all of the features described in this section. In addition, during the term of any housing loan, MEPM may agree to change any of the terms of that housing loan from time to time at the request of the borrower.

Switching Interest Rates

MEPM will consider requests from borrowers to change from a fixed interest rate loan product to a variable interest rate loan product, or vice versa.  MEPM will not allow conversion of a loan if it will result in a downgrade or withdrawal of the rating of the notes.  Any variable rate loan product converting to a fixed interest rate loan product will be matched by an increase in the fixed-floating interest rate swap to hedge the fixed rate exposure.  Economic break costs may apply for fixed rate loans that are prepaid or changed before the end of the fixed interest rate period.

Interest Only Periods

Borrowers may select an interest only period, after which the housing loan reverts to a normal principal and interest basis for the balance of the housing loan term with principal repayments applying upon expiration of the interest only period so that the housing loan is repaid within its original term.  The interest rates applicable will be the same for the standard variable rate or fixed rate products described above.

Substitution of Collateral

A borrower may apply to ME Bank to:

•	substitute a different mortgaged property in place of the existing security property securing a housing loan;

•	add a further mortgaged property as security for a loan which results in a reduction of the LVR (as defined in the prospectus supplement for a series); or

•	release a mortgaged property from a mortgage.

If each of the following conditions is satisfied, the substitution may be made, the mortgage securing the existing housing loan will be discharged and the existing housing loan will remain in the housing loan pool, secured by the new mortgage:

•
a new property subject to a mortgage complies with the representations and warranties regarding the housing loans described under "Description of the Assets of a Fund—Representations and Warranties Regarding the Housing Loans" in this base prospectus and any additional representations as may be specified in the prospectus supplement for a fund;

•
ME Bank's credit approval policies, as described under "Superannuation Members' Home Loans Residential Loan Program—Approval and Underwriting Process" in this base prospectus and as may be specified in the prospectus supplement for a fund are satisfied, giving effect to the substitution of the mortgage property;

•	the original borrower(s) remain liable on the related housing loan;

•	the principal outstanding under the housing loan does not increase;

•	the purchase of the new property by the borrower and the grant of a new mortgage over the new property occurs simultaneously with the discharge of the original mortgage; and

•	the new property is acceptable to the mortgage insurer.

A borrower will not be permitted to change the existing mortgage arrangements if:

•
the new property does not comply with the representations and warranties regarding the housing loans described under "Description of the Assets of a Fund—Representations and Warranties Regarding the Housing Loans" in this base prospectus and any additional representations as may be specified in the prospectus supplement for a fund;

•
ME Bank's credit approval policies, as described under "Superannuation Members' Home Loans Residential Loan Program—Approval and Underwriting Process" in this base prospectus and as may be specified in the prospectus supplement for a fund, are not satisfied, giving effect to the substitution of the mortgaged property;

•	the principal outstanding under the housing loan will change (i.e., increase); or

•	settlement does not occur simultaneously with discharge.

Redraws

The SMHL program's variable rate housing loans permit borrowers to redraw principal repayments made in excess of scheduled repayments during the period in which the relevant housing loan is charged a variable rate of interest.  A redraw represents a re-drawing of principal repayments made by the borrower in excess of scheduled repayments on a borrower's existing housing loan that increases the Outstanding Principal Balance of the housing loan to an amount up to the scheduled amortized principal amount.  A redraw is secured by the same mortgage that originally secured the housing loan and becomes part of the housing loan initially drawn by the borrower.  Borrowers may request a redraw at any time, but availability of a redraw is always subject to the redraw being made in accordance with any relevant terms of the applicable mortgage insurance policy and, to the extent the redraw request satisfies these requirements, the redraw remains subject to the discretion of ME Bank.  The issuer trustee may only permit a redraw on behalf of a fund where the redraw would not result in a downgrading in the rating of any notes of that fund.

The borrower may be required to pay a fee to MEPM in connection with a redraw.  This fee does not form part of the assets of the fund.  Currently, MEPM does not normally permit redraws on fixed rate housing loans.  A redraw will not result in the related housing loan being removed from the fund.

[Top-up Loans

The SMHL program permits borrowers to request an additional advance under their housing loans.  If approved and drawn, the additional advance, referred to as a top-up loan, increases the Outstanding Principal Balance of the existing housing loan above the scheduled amortized principal amount of the housing loan.  A top-up loan represents a subsequent advance of principal on a borrower's existing housing loan.  A top-up loan is secured by the same mortgage that originally secured the housing loan and becomes part of the housing loan initially drawn by the borrower.  A top-up loan is to be distinguished from a redraw (described above), which represents a re-drawing of principal repayments made by the borrower in excess of scheduled repayments under a housing loan, and which, if approved and drawn, increases the Outstanding Principal Balance of the housing loan to an amount up to the scheduled amortized principal amount of the housing loan.  A top-up loan may be used by the borrower for any purpose.

Each top-up request is subject to ME Bank's loan approval process and is assessed against the approval and underwriting criteria in place at the time the top-up loan is requested.  ME Bank will not approve a top-up request unless the value of the property securing the housing loan is sufficient to secure the existing Outstanding Principal Balance of that housing loan plus the additional advance.  Borrowers may request a top-up loan at any time, but availability of a top-up loan is always subject to the top-up loan meeting the requirements of ME Bank's approval and underwriting process and the top-up loan being made in accordance with any relevant terms of the applicable mortgage insurance policy.  To the extent the top-up request satisfies these requirements, the additional advance remains subject to the discretion of ME Bank.

Where the extension of a top-up loan would not result in a downgrading in the rating of any notes of the fund and the top-up loan and the pool of housing loans, after giving effect to the top-up loan, satisfy the criteria specified in the prospectus supplement for a series, the extension of the top-up loan will not result in the related housing loan being removed from the fund.  On the other hand, where a top-up loan and the pool of housing loans, after giving effect to the top-up loan, do not satisfy the criteria specified in the prospectus supplement for a series or where MEPM determines in its discretion that the top-up loan should not be made by the issuer trustee on behalf of the fund, SMHL Origination Fund No. 3 will purchase the housing loan from the fund at its Outstanding Principal Balance, plus accrued and unpaid interest, and provide the top-up loan separately to the applicable borrower.  The housing loan will no longer be included in the fund's pool of housing loans.  Amounts received by the fund from SMHL Origination Fund No. 3 will be included in the assets of the fund and applied in the order of priorities described in the prospectus supplement for a series.]

Ultimate Accounts

Ultimate Accounts are facilities promoted to borrowers under the SMHL programs.  A borrower may elect to have his/her salary or other amounts paid in full or in part into their housing loan account.  If the prepayments on the housing loans at anytime exceeds the amortized scheduled balance at that time, borrowers may redraw by using a facility which provides for a check facility, a direct debit and credit facility and a credit card which includes a debit card facility ("Ultimate Account Mark I").  These disbursements are treated as redraws.

Ultimate Account Mark I is no longer offered to borrowers.  A new facility is now offered to borrowers ("Ultimate Account Mark II").  The only material differences between each version of Ultimate Accounts is that the credit card in Ultimate Account Mark I is replaced by a debit card in Ultimate Account Mark II.

Westpac Banking Corporation (ABN 33 007 457 141) ("Westpac") in effect acts as the clearing and settlement house for Perpetual Limited in respect of the check facility and the direct debit and credit facility.  Checks are drawn by Perpetual Limited on its account with Westpac.  Borrowers are appointed as agent of Perpetual Limited to execute checks.  The credit card arrangements for Ultimate Account

Mark I are provided to Perpetual Limited by Westpac.  The debit card arrangements for the Ultimate Account Mark II are provided to Perpetual Limited by ME Bank.

Each of the facilities provided to Perpetual Limited by Westpac and ME Bank are provided to Perpetual Limited as trustee of SMHL Origination Fund No. 3.  SMHL Origination Fund No. 3 is reimbursed by the fund under the redraw funding facility in respect of SMHL Origination Fund No. 3's liabilities to Westpac and ME Bank for redraws on the fund's housing loan where the borrower has established an Ultimate Account.  If the fund has insufficient principal collections which are available to it and may be utilized to meet the funds obligations on redraws to SMHL Origination Fund No. 3, SMHL Origination Fund No. 3 may under the redraw funding facility lend the fund the shortfall.

Combination or "Split" Housing Loans

MEPM does provide the ability for a borrower to elect to split his/her loan into separate funding portions which may, among other things, be subject to different types of interest rates.  Each part of the housing loan is effectively a separate loan, even though all the separate loans are all secured by the same mortgage.

If a housing loan is split, each separate loan will remain in the fund as long as each individual loan matures before the final maturity date of the last maturing note.  If any loan matures after the final maturity date of the last maturing note, that loan will be removed from the fund and the Outstanding Principal Balance of the loan will be repaid by SMHL Origination Fund No. 3.  The other segments of the "split" loan will also be removed from the fund and the Outstanding Principal Balance of the loan will be repaid by SMHL Origination Fund No. 3.

Housing Loan Features and Options

The prospectus supplement for a fund may provide additional information regarding loan features and product types of the housing loans included in the asset pool for a fund.  MEPM may from time to time cease to offer features that have been previously offered and may add, remove or vary any fees or other conditions applicable to such features.

The special features and characteristics of the housing loans are regularly reviewed by MEPM in light of developments in the residential housing loan market and the policies of the mortgage insurer.  As a result of these reviews, MEPM may vary a feature or characteristic of the housing loans from time to time with the approval of the mortgage insurer.  Any changes made to these features and characteristics would be subject to MEPM's duty not to knowingly take any action that would result in a reduction or withdrawal of the ratings given to the notes by the designated rating agencies.

Description of the Offered Notes

The following summary, together with the description of the offered notes in the prospectus supplement, describes the material terms of the offered notes for a series except as already described above or in the prospectus supplement for that series.  The summary does not purport to be complete and is subject to the terms and conditions of the offered notes and to the provisions of the transaction documents for that series and the prospectus supplement for that series.

The prospectus supplement for a series may provide additional information regarding the terms of the offered notes for that series.

General

The issuer trustee will issue each series of offered notes on the closing date specified in the relevant prospectus supplement pursuant to a securitisation fund bond issue direction from MEPM as manager of the relevant fund to the issuer trustee to issue the offered notes and the terms of the master trust deed and the corresponding supplementary bond terms notice relating to the notes, note trust deed and underwriting agreement.  Unless otherwise specified in the relevant prospectus supplement, the laws of New South Wales will govern the offered notes.

Classes of Notes

Each series of notes will be issued in one or more classes.  Each class of notes may have different rights to receive or not receive payments of principal and interest on each payment date as specified in the prospectus supplement.  The prospectus supplement for each series will outline these classes, their rights and the timing and priority of payments.

Sources of Funding for Payment

The notes of a series will be entitled to payment only from the assets of the fund issuing that series of notes, including the proceeds from the housing loans included in that trust.  Noteholders will not be entitled to payments from the housing loans included in any other fund.  The notes are not obligations of the issuer trustee in its personal capacity, MEPM or any of their affiliates.  The notes will not be guaranteed by any governmental agency.

Noteholders may experience delays in payment on the notes or losses on the notes if delinquent payments or losses on defaulted housing loans are not paid from any credit enhancement arrangements described in this base prospectus in respect of the related fund.

Payments

General

Payments on the notes of each series will be made on each payment date as specified in the prospectus supplement for that series.  Payment dates may be monthly, quarterly, semi-annually or at another interval, as specified in the prospectus supplement for that series.  The timing and priority of payment, interest rate and amount of or method of determining payments of interest and principal on each class of notes of a given series will be described in the prospectus supplement for that series.  The rights of noteholders of any class of notes to receive payments of principal and interest may be senior, subordinate or equal to the rights of noteholders of any other class or classes of notes of such series, as described in the prospectus supplement for that series.

Payments of Interest

Each class of notes of a series will accrue interest from the date and at the interest rate described in the prospectus supplement for that series.  Each class of notes of a series may have a different interest rate, which in each case may be fixed, variable or adjustable, or any combination of the foregoing.  Interest rates on the notes will represent traditional indices for interest on debt.  The prospectus supplement for a series will specify the interest rate or, in the case of a variable rate, the method for determining the interest rate, for each class of notes of that series.

Payments of Principal

Each class of notes of a series will have an Invested Amount which, at any time, will equal the then maximum amount that the noteholders of that class will be entitled to receive in respect of principal out of the housing loans and other assets of the related fund.  The initial Invested Amount of each class of a series of notes will be specified in the prospectus supplement for that series.  The Invested Amount of a class of notes will be reduced by payments of principal on the notes from time to time.  To the extent and in the manner specified in the prospectus supplement, the principal balance of a class of notes may be reduced by allocating losses of principal to their Outstanding Principal Balances that occur in connection with liquidation of housing loans in the related fund.  If specified in the prospectus supplement, holders of notes that had previously been allocated a principal charge off may receive payments representing a recovery of that charge off out of excess collections in relation to the relevant pool of housing loans.  To the extent a note has been transferred, the holder that receives a payment in respect of a recovery of a principal charge off may be different from the holder who was allocated the principal charge off.

Payments of principal with respect to one or more classes of notes may be made at a rate that is faster, and in some cases substantially faster, than the rate at which payments or other collections of principal are received on the housing loans in the related fund.  Payments of principal with respect to one or more classes of notes may not commence until the occurrence of certain events, including the retirement of one or more other classes of notes of the same series, or may be made at a rate that is slower, and in some cases substantially slower, than the rate at which payments or other collections of principal are received on the housing loans in the related fund.  Payments of principal with respect to one or more classes of notes may be made, subject to available funds, based on a specified principal payment schedule.  Payments of principal with respect to one or more classes of notes may be contingent on the specified principal payment schedule of another class of the same series and the rate at which payments or other collections of principal on the housing loans in the related fund are received.

Unless otherwise specified in the prospectus supplement for a series, payments of principal of any class of notes in each series will be made pari passu and ratably between all of the notes of that class in that series.

Form of the Offered Notes

Book-Entry Registration

Unless otherwise specified in the prospectus supplement for a series, offered notes will be issued in permanent book-entry form.  Offered notes will be issued in minimum denominations specified in the prospectus supplement.  While the offered notes are in book-entry form, all references in this prospectus to actions by the noteholders will refer to actions taken by The Depository Trust Company ("DTC") upon instructions from its participating organizations and all references in this prospectus to payments, notices, reports and statements to noteholders will refer to payments, notices, reports and statements to DTC or its nominee, as the registered noteholder, for distribution to owners of the offered notes in accordance with DTC's procedures.

Noteholders may hold their interests in the notes through DTC, in the United States, or Clearstream Banking, société anonyme ("Clearstream, Luxembourg") or the Euroclear System, in Europe, if they are participants in those systems, or indirectly through organizations that are participants in those systems.

Cede & Co., as nominee for DTC, will hold the offered notes in its name on the books of DTC.  If applicable, Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their respective participants, through customers' securities accounts in Clearstream, Luxembourg's and Euroclear's names on the books of their respective depositaries.  The depositaries in turn will hold the positions in customers' securities accounts in the depositaries' names on the books of DTC.

DTC, the world's largest depository, is:

•	a limited-purpose trust company organized under the New York Banking Law;

•	a "banking organization" within the meaning of the New York Banking Law;

•	a member of the Federal Reserve System;

•	a "clearing corporation" within the meaning of the New York Uniform Commercial Code; and

•	a "clearing agency" registered under the provisions of Section 17A of the Securities Exchange Act of 1934.

DTC holds securities for its participants ("direct participants") and facilitates the clearance and settlement among its direct participants of securities transactions, including transfers and pledges, in deposited securities through electronic book-entry changes in its direct participants' accounts.  This eliminates the need for physical movement of securities.  Direct participants include U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and other organizations.  Access to the DTC system is also available to others including securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly ("indirect participants").  The rules applicable to DTC and its participants are on file with the SEC.  More information about DTC can be found at http://www.dtcc.com and http://www.dtc.org.  For purposes of any electronic version of this prospectus, the preceding uniform resource locators, or URLs, are inactive textual references only.  Steps have been taken to ensure that these URL references were inactive at the time the electronic version of this prospectus was created.

Transfers between participants on the DTC system will occur in accordance with DTC rules.  Transfers between participants on the Clearstream, Luxembourg system and participants on the Euroclear system will occur in accordance with their rules and operating procedures.

Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg participants or Euroclear participants, on the other, will be effected by DTC in accordance with DTC rules on behalf of the relevant European international clearing system by that system's depository.  However, these cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines, European time.  The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its depository to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC.  Clearstream, Luxembourg participants and Euroclear participants may not deliver instructions directly to their system's depository.

Because of time-zone differences, credits of securities in Clearstream, Luxembourg or Euroclear as a result of a transaction with a DTC participant will be made during the subsequent securities settlement processing, dated the Banking Day following the DTC settlement date.  The credits for any transactions in these securities settled during this processing will be reported to the relevant Clearstream, Luxembourg participant or Euroclear participant on that Banking Day.  Cash received in Clearstream, Luxembourg or Euroclear as a result of sales of securities by or through a Clearstream, Luxembourg participant or a Euroclear participant to a DTC participant will be received and available on the DTC settlement date.  However, it will not be available in the relevant Clearstream, Luxembourg or Euroclear cash account until the Banking Day following settlement in DTC.

Purchases of offered notes held through the DTC system must be made by or through direct participants, which will receive a credit for the offered notes on DTC's records.  The ownership interest of each actual purchaser of an offered note ("beneficial owner") is in turn to be recorded on the direct and indirect participants' records.  Beneficial owners of offered notes will not receive written confirmation from DTC of their purchase.  Beneficial owners of offered notes are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the direct or indirect participant through which the holder of the offered notes entered into the transaction.  Transfers of ownership interests in the offered notes are to be accomplished by entries made on the books of direct and indirect participants acting on behalf of beneficial owners of the offered notes.  No holder of offered notes will receive certificated notes representing its ownership interest in any offered note unless one of the events described under "—Certificated Notes" occurs.

To facilitate subsequent transfers, all securities deposited by direct participants with DTC are registered in the name of DTC's nominee, Cede & Co.  The deposit of securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership.  DTC has no knowledge of the beneficial owners of offered notes; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners.  The direct and indirect participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners of offered notes will be governed by arrangements among them and by any statutory or regulatory requirements as may be in effect from time to time.

Neither DTC nor Cede & Co. will consent or vote on behalf of the offered notes unless authorized by a direct participant in accordance with DTC's procedures.  Under its usual procedures, DTC mails an omnibus proxy to the Class A note trustee as soon as possible after the record date, which assigns Cede & Co.'s consenting or voting rights to those direct participants to whose accounts the offered notes are credited on the record date, identified in a listing attached to the proxy.

Principal and interest payments on the offered notes will be made by the issuer trustee to the currency swap provider, by the currency swap provider to the principal paying agent and by the principal paying agent to DTC.  DTC's practice is to credit direct participants' accounts upon DTC's receipt of funds and corresponding detail information from the principal paying agent on the applicable payment date in accordance with their respective holdings shown on DTC's records.  Standing instructions, customary practices, and any statutory or regulatory requirements as may be in effect from time to time will govern payments by participants to beneficial owners of the offered notes.  These payments will be the responsibility of the participant and not of DTC, the issuer trustee, the Class A note trustee or the principal paying agent.  Payment of principal and interest to DTC is the responsibility of the issuer trustee, disbursement of the payments to direct participants is the responsibility of DTC, and disbursement of the payments to beneficial owners of the offered notes is the responsibility of direct participants and indirect participants.

DTC may discontinue providing its services as securities depository for the offered notes at any time by giving reasonable notice to the principal paying agent.  Under these circumstances, if a successor securities depository is not obtained, certificated notes are required to be printed and delivered.  See "—Certificated Notes" below.

Clearstream, Luxembourg is a company with limited liability incorporated under the laws of Luxembourg.  Clearstream, Luxembourg holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg participants through electronic book-entry changes in accounts of Clearstream, Luxembourg participants, thereby eliminating the need for physical movement of notes.  Transactions may be settled in Clearstream, Luxembourg in multiple currencies, including U.S. dollars.

Clearstream, Luxembourg participants are financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, and clearing corporations.  Indirect access to Clearstream, Luxembourg is also available to others, including banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream, Luxembourg participant, either directly or indirectly.

The Euroclear System was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment.  This eliminates the need for physical movement of notes.  Transactions may be settled in multiple currencies, including U.S. dollars.

The Euroclear System is owned and operated by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium.  Euroclear is regulated and examined by the Belgian Banking and Finance Commission and the National Bank of Belgium.

Euroclear participants include banks, including central banks, securities brokers and dealers and other professional financial intermediaries.  Indirect access to the Euroclear System is also available to other firms that maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

Securities clearance accounts and cash accounts with Euroclear are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System.  These terms and conditions govern transfers of securities and cash within the Euroclear System, withdrawal of securities and cash from the Euroclear System, and receipts of payments for securities in the Euroclear System.  All securities in the Euroclear System are held on a fungible basis without attribution of specific notes to specific securities clearance accounts.  Euroclear acts under these terms and conditions only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

Clearstream, Luxembourg and Euroclear have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

Distributions on the offered notes held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by its depository.  These distributions must be reported for tax purposes in accordance with United States tax laws and regulations.  Clearstream, Luxembourg or Euroclear, as the case may be, will take any other action permitted to be taken by a holder of an offered note on behalf of a Clearstream, Luxembourg participant or Euroclear participant only in accordance with its rules and procedures, and depending on its depository's ability to effect these actions on its behalf through DTC.

Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of interests in offered notes among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform these procedures and these procedures may be discontinued at any time.

The information in this section concerning DTC, Clearstream, Luxembourg and Euroclear and their respective book-entry systems has been obtained from sources MEPM believes to be reliable but MEPM has not made any independent investigation as to the accuracy thereof.

Certificated Notes

Notes issued in certificated form are referred to in this prospectus as "certificated notes".  Offered notes will be issued as certificated notes, rather than in book-entry form to DTC or its nominees, only if specified in the prospectus supplement or if one of the following events occurs:

•
the principal paying agent advises MEPM in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository for the class of notes, and MEPM is not able to locate a qualified successor;

•	the issuer trustee, at the direction of MEPM, advises the principal paying agent in writing that it elects to terminate the book-entry system through DTC; or

•
after the occurrence of an event of default, the Class A note trustee, at the written direction of holders of offered notes holding a majority of the aggregate Outstanding Principal Balance of the offered notes, advises the issuer trustee and the principal paying agent, that the continuation of a book-entry system is no longer in the best interest of the holders of the offered notes.

If any of these events occurs, the principal paying agent must within 30 days of such event instruct DTC (or its replacement) to notify all of the beneficial owners of the offered notes of the occurrence of the event and of the availability of certificated notes.  DTC will then surrender the offered notes and provide the relevant registration instructions to the issuer trustee.  The issuer trustee will then issue and execute and the principal paying agent will authenticate and deliver certificated offered notes of the same aggregate initial Outstanding Principal Balance as those offered notes.  Offered notes will be serially numbered if issued in certificated form.

No noteholder will be entitled to receive a certificated note representing its interest, except as described in the preceding paragraph.

Certificated notes will be transferable and exchangeable as described in the prospectus supplement.  No service charge will be imposed for any registration of transfer or exchange, but an amount sufficient to cover any tax or other governmental charge may be required.  There will be no requirement to register the transfer or exchange of certificated notes within the thirty days preceding a payment date for the certificated notes.

The prospectus supplement for a fund may specify additional provisions regarding certificated notes for that fund.

Collections

Collections in respect of interest, principal and fees on the housing loans will be received during each collection period.  Collection periods may be monthly, quarterly, semi-annually or at another interval as specified in the prospectus supplement.  The amount of or method for determining collections of interest, principal and fees on housing loans of a given series will be described in the prospectus supplement for that series.

The issuer trustee will receive collections on the housing loans from borrowers in the collections account of the respective fund.  ME Bank will independently verify all account activity in respect of the collections account of the fund.

Collections paid into the collections account of a fund will be invested in Authorized Investments (as defined in the prospectus supplement for a series) that will mature on or before the applicable payment date.

Withholding or Tax Deductions

Unless otherwise specified in the relevant prospectus supplement, all payments in respect of the offered notes will be made without any withholding or tax deduction for, or on account of, any present or future taxes, duties or charges of whatever nature unless the issuer trustee or any paying agent is required by applicable law (whether imposed by the United States, Australia or any other jurisdiction) to make any such payment in respect of the offered notes subject to any withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature.  In the event that the issuer trustee or the paying agents, as the case may be, shall make such payment after such withholding or deduction has been made, it shall account to the relevant authorities for the amount so required to be withheld or deducted.  Neither the issuer trustee nor any paying agent nor the Class A note trustee will be obligated to make any additional payments to holders of the offered notes with respect to that withholding or deduction.

Redemption of the Notes for Taxation or Other Reasons

Unless otherwise specified in the prospectus supplement, if MEPM determines at any time that:

•
on the following payment date the issuer trustee would be required to deduct or withhold amounts from any payment of principal or interest in respect of any of the notes, any currency swap, any fixed-floating interest rate swap, any payment funding facility, any redraw funding facility[, any top-up funding facility] or any liquidity notes due to taxes, duties, assessment or governmental charges; or

•
the total amount payable in respect of interest in relation to any of the housing loans comprised in the assets of the fund for a calculation period has ceased to be receivable, whether or not actually received, by the issuer trustee during such calculation period (other than by reason of the failure by any borrowers to pay interest in breach of the relevant housing loans), the issuer trustee must, at the direction of MEPM and subject to the conditions specified in a prospectus supplement for a series, at any time upon giving not less than 5 Banking Days' notice to all noteholders in accordance with the applicable conditions of the notes, redeem all, but not some only, of the notes on any subsequent quarterly payment date designated by MEPM to the issuer trustee.  MEPM must not give a direction to the issuer trustee in respect of a tax event unless MEPM is satisfied that there will be sufficient monies available on the designated redemption date to discharge all amounts payable to all noteholders and any amounts which would be required under the security trust deed to be paid in priority or pari passu with the notes if the charge under the security trust deed were being enforced on such redemption date.

Final Maturity Date and the Manager's Option to Direct Call of the Notes

Unless otherwise specified in the prospectus supplement, the issuer trustee may, at the direction of MEPM and subject to the conditions specified in a prospectus supplement for a series, at any time upon giving not less than 5 Banking Days' notice to all noteholders in accordance with the applicable conditions of the notes, declare a date earlier than the legal final maturity date of the notes specified at the closing date for a series to be the final maturity date in respect of the notes of such series.  MEPM must not give a direction to the issuer trustee in respect of the final maturity date for a series unless MEPM is satisfied that there will be sufficient monies available on the date to be declared as the final maturity date to discharge all amounts payable to all noteholders and any amounts which would be required under the security trust deed to be paid in priority or pari passu with the notes if the charge under the security trust deed were being enforced on that final maturity date.

Redemption of the Notes upon an Event of Default

Unless otherwise specified in the relevant prospectus supplement, if an event of default occurs under the security trust deed while the notes of the applicable fund are outstanding, the security trustee may, in its absolute discretion, subject in some circumstances to the prior written consent of the Voting Secured Creditors in accordance with the provisions of the security trust deed, and will, if so directed by an Extraordinary Resolution of the Voting Secured Creditors, enforce the security created by the security trust deed.  That enforcement can include the sale of some or all of the housing loans.  There is no guarantee that the security trustee will be able to sell the housing loans for their then unpaid balance. Accordingly, the security trustee may not be able to realize the full value of the housing loans which may adversely affect the issuer trustee's ability to repay all amounts outstanding in relation to the notes of that fund.

Any proceeds from the enforcement of the security will be applied in accordance with the order of priority of payments as set out in the security trust deed.  See "Description of the Transaction Documents—The Security Trust Deed" in this base prospectus and "Description of the Transaction Documents—The Security Trust Deed" in the prospectus supplement.

Final Maturity Date

The issuer trustee must pay the Outstanding Principal Balance, together with all accrued and unpaid interest in relation to each note, on or by the final maturity date.  The failure of the issuer trustee to pay the Outstanding Principal Balance, together with all accrued and unpaid interest, within 10 Banking

Days, or such other period as is specified in the prospectus supplement for a series, of the due date for payment will constitute an event of default under the security trust deed.

Final Redemption of the Notes

Upon final payment being made in respect of any notes of a series following termination of the fund or enforcement of the charge under the security trust deed for that series, those notes will be deemed to be redeemed and discharged in full.

Termination of the Fund

Unless otherwise specified in the prospectus supplement for a series, the fund shall continue until, and shall terminate on its Termination Date as specified in the relevant prospectus supplement.  The issuer trustee is not entitled to create any further interests in the fund after the date that is the eightieth anniversary of the date the fund was created.

Prescription

An offered note will be void in its entirety if not surrendered for payment within 10 years of the relevant date in respect of any payment on such offered note, the effect of which would be to reduce the Outstanding Principal Balance of such note to zero.  The relevant date is the date on which a payment first becomes due but, if the full amount of the money payable has not been received by the relevant paying agent or the Class A note trustee on or prior to that date, it means the date on which the full amount of such money having been so received and notice to that effect is duly given in accordance with the terms of the relevant note.  After the date on which a note becomes void in its entirety, no claim may be made in respect of it.

Voting and Consent of Noteholders

The note trust deed for a fund contains provisions for each class of relevant offered noteholders to consider any matter affecting their interests.  In general, the holders of a majority of the aggregate Invested Amount of the Class A notes (other than any A$ denominated Class A notes) may take or consent to any action permitted to be taken by such class of noteholders under the relevant note trust deed.  Notwithstanding the foregoing, the consent of holders of 75% of the aggregate Invested Amount of the Class A notes (other than any A$ denominated Class A notes) calculated and expressed in the A$ Equivalent shall be required to accomplish the following:

•	modification of final maturity date of the Class A notes (other than any A$ denominated Class A notes);

•
reduction or cancellation of the principal payable on the Class A notes (other than any A$ denominated Class A notes) or any alteration of the date or priority of redemption of the Class A notes (other than any A$ denominated Class A notes);

•
alteration of the amount of interest payable on any of the Class A notes (other than any A$ denominated Class A notes) or modification of the method of calculating the amount of interest payable on the Class A notes (other than any A$ denominated Class A notes) or modification of the date of payment of interest payable on the Class A notes (other than any A$ denominated Class A notes);

•	alteration of the currency in which payments on the Class A notes (other than any A$ denominated Class A notes) are to be made;

•
alteration of the required percentage of aggregate Invested Amount of the Class A notes (other than any A$ denominated Class A notes) required to consent to or take action with respect to the Class A notes (other than any A$ denominated Class A notes);

•
sanction of any compromise or arrangement proposed to be made between the issuer trustee and the holders of any Class A notes (other than any A$ denominated Class A notes) with respect to the Class A notes (other than any A$ denominated Class A notes);

•
sanction of any abrogation, modification, compromise or arrangement in respect of the rights of the holders of any Class A notes (other than any A$ denominated Class A notes) against the issuer trustee or against any of its property or against any other person;

•
assent to any modification of the provisions of the note trust deed, the provisions of the Class A notes (other than any A$ denominated Class A notes), including the conditions, or the provisions of any other transaction document proposed by the issuer trustee or the Class A note trustee;

•
discharge or exonerate the Class A note trustee from liability in respect of any act or omission for which the Class A note trustee may have become responsible under the note trust deed or the Class A notes (other than any A$ denominated Class A notes);

•
sanction a scheme or proposal for the exchange, sale or conversion of the Class A notes (other than any A$ denominated Class A notes) or for the cancellation of the Class A notes (other than any A$ denominated Class A notes) in consideration of shares, stock, notes or other obligations or securities;

•	direct the Class A note trustee to direct the security trustee to enforce the security under the security trust deed;

•	override any waiver by the Class A note trustee of a breach of any provisions of the transaction documents or an event of default under the security trust deed;

•	removal of the current Class A note trustee or appointment of a new Class A note trustee;

•	give any authority or sanction under the provisions of the note trust deed or the Class A notes (other than any A$ denominated Class A notes), including the conditions;

•
authorize the Class A note trustee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to the approval in writing by such holders; and

•
approve the costs and expenses of the Class A note trustee incurred in enforcing rights under, or prosecuting lawsuits related to, the transaction documents for which the Class A note trustee is entitled to be indemnified.

The voting rights of each holder of Class A notes (including any A$ denominated Class A notes) and the position of the Class A note trustee as a Voting Secured Creditor in relation to amendments and enforcement under the security trust deed will be set out in the security trust deed for a series.  See "Description of the Transaction Documents—The Security Trust Deed—Meetings of Voting Secured Creditors", "—Enforcement of the Charge" and "—The Class A Note Trustee as Voting Secured Creditor" in this base prospectus.

Reports to Noteholders

On the Banking Day immediately preceding each relevant Monthly Payment Date (as defined in the prospectus supplement for a series), the depositor will, on behalf of the issuer trustee, prepare a noteholder report with respect to the preceding Monthly Calculation Period (as defined in the prospectus supplement for a series) for the related fund setting forth the information described in the related note trust deed.  The depositor will make the report available to each holder of an offered note of record of a series in the manner described in the related prospectus supplement.  Except as otherwise provided in the related note trust deed, the information will include the following (as applicable):

•	the applicable cut-off date, interest determination date and Monthly Payment Date;

•	the aggregate amount of payments received during the relevant Monthly Calculation Period with respect to the housing loans, including any prepayment amounts;

•	the Collections (as defined in the prospectus supplement for a series) for the relevant Monthly Calculation Period;

•	the Interest Collections (as defined in the prospectus supplement for a series) for the relevant Monthly Calculation Period;

•	the Principal Collections (as defined in the prospectus supplement for a series) for the relevant Monthly Calculation Period;

•	the aggregate of all redraws [and top-up loans] made during the relevant Monthly Calculation Period;

•
the shortfall, if any, between the aggregate principal amount of any redraws and the amount of Collections that represent prepayments of principal received by the issuer trustee as at the end of the relevant Monthly Calculation Period;

•
[the shortfall, if any, between the aggregate principal amount advanced under any top-up loans and the amount of Collections that represent repayments or prepayments of principal received by the issuer trustee as at the end of the relevant Monthly Calculation Period; ]

•	the amount of any draws under a payment funding facility on the relevant Monthly Payment Date;

•
the amount, if any, in respect of monies drawn under a payment funding facility on the relevant Monthly Payment Date or any previous Monthly Payment Date withdrawn from the bank account of the relevant fund and allocated to meet any recovery shortfall, payment shortfall or extraordinary expenses of the relevant fund on such Monthly Payment Date;

•	the principal draw, if any, for the relevant Monthly Calculation Period, together with all principal draws made prior to the relevant Monthly Calculation Period and not reimbursed;

•	the bond factor for each class of notes as of the relevant payment date;

•	the charge offs for each class of notes and redraw charge offs [and top-up charge offs], if any;

•	the carry over charge offs for each class of notes and carry over redraw charge offs [and carry over top-up charge offs], if any;

•	the threshold rate;

•	the relevant interest rate of each class of notes, as of the first day of the related Interest Period (as defined in the prospectus supplement for a series);

•	the amount of any fees or Expenses paid, with an identification of the general purpose of such fees or expenses and the party receiving such fees or Expenses;

•	the amount, if any, of principal paid or allocated on each class of notes;

•	the amount, if any, of interest paid or allocated on each class of notes;

•	the amount, if any, of any shortfall in the amount of interest paid or allocated on each class of notes;

•	the Outstanding Principal Balance of each class of notes before and after giving effect to the payment of principal on the relevant Monthly Payment Date;

•	the percentage of the Outstanding Principal Balance of each class of notes, after giving effect to payments on the relevant Monthly Payment Date.

•	updated pool composition information, including weighted average seasoning and weighted average remaining term;

•
the balance of the cash collateral account as at the relevant Monthly Payment Date and as at the previous Monthly Payment Date and the disposition of funds on deposit in the cash collateral account since such previous Monthly Payment Date;

•
in the case of notes benefiting from credit enhancement arrangements or other support as described in the relevant prospectus supplement, the amount of coverage under such arrangements as of the relevant Monthly Payment Date and, if applicable, a description of any credit enhancement substituted therefor;

•
the aggregate unpaid principal balance of the housing loans, presented with respect to each of fixed rate and variable rate housing loans, after giving effect to the payment of principal on the relevant Monthly Payment Date, and the number of housing loans at the beginning and end of the relevant Monthly Calculation Period;

•
based on the most recent reports furnished by the servicer or any subservicer, the number and aggregate principal balances of any housing loans in the related fund that are delinquent (a) 30-59 days, (b) 60-89 days, (c) 90-119 days and (d) 120 or more days, and that are in foreclosure, and any material changes to the information specified in the prospectus supplement with respect to how delinquencies, charge-offs and uncollectible accounts are defined;

•	the amount of any realized losses on the housing loans during the relevant Monthly Calculation Period;

•
information with respect to the amount, terms and general purpose of any advances made or reimbursed during the relevant Monthly Calculation Period, including the general use of funds advanced and the general source of funds for reimbursements;

•
any material modifications, extensions or waivers to the terms of the housing loans, fees, penalties or payments during the relevant Monthly Calculation Period or that have cumulatively become material over time; and

•
any material breaches of housing loan representations or warranties or covenants in the mortgage origination and management agreement, the supplementary bond terms notice relating to the notes or the bond issue confirmation certificate identified during the relevant Monthly Calculation Period.

In addition to the information described above, reports to noteholders will contain any other information as is described in the applicable note trust deed, which may include, without limitation, as applicable, information as to liquidity reserve advances, principal draws, redraws, [top-up loans,] utilizations of payment, redraw [and top-up] funding facilities and losses borne by the related fund and any other information as may be required under the Securities Exchange Act of 1934 and the rules and regulations of the SEC thereunder.

Credit Enhancements

Types of Enhancements

If stated in the prospectus supplement, credit enhancement may be provided for one or more classes of notes in relation to a fund.  Credit enhancement is intended to enhance the likelihood of full payment of principal and interest due and to decrease the likelihood that noteholders will experience losses.  To the extent specified in the prospectus supplement, the credit enhancement for a class or series of notes will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance and accrued interest.  If losses occur that exceed the amount covered by any credit enhancement or that are not covered by any credit enhancement, noteholders of any class or series will bear their allocated share of losses, as described in the prospectus supplement.  Credit enhancement may be in one or more of the following forms:

•	the subordination of one or more classes of the notes of the series;

•	the establishment of one or more reserve funds;

•	overcollateralization;

•	letters of credit;

•	surety bonds;

•	a minimum principal payment agreement; or

•	a guaranteed investment contract.

Subordination

If specified in the prospectus supplement, a series of notes may provide for the subordination of payments to one or more subordinate classes of notes.  In this case, scheduled payments of principal, principal prepayments, interest or any combination of these items that otherwise would have been payable to holders of one or more classes of subordinate notes will instead be payable to holders of one or more classes of senior notes under the circumstances and to the extent specified in the prospectus supplement.  If specified in the prospectus supplement, losses on defaulted housing loans may be borne first by the various classes of subordinate notes and thereafter by the various classes of senior notes.  The prospectus supplement will set forth information concerning the amount of subordination of a class or classes in a series, the circumstances in which this subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

Overcollateralization

If specified in the relevant prospectus supplement, credit enhancement for a series of notes may be provided by overcollateralization, where the principal and/or interest collections on the housing loans exceeds principal and/or interest payments on the notes for the related payment date.  These excess amounts may be deposited into a reserve fund or applied as a payment of principal on the notes.  To the extent these amounts are applied as principal payments on the notes, the effect will be to reduce the principal balance of the notes relative to the outstanding balance of the housing loans in a fund.  The prospectus supplement for a series will further specify how any funds remaining in the reserve fund will be distributed after termination of the related fund or reduction of the required reserve fund balance to zero.

Letters of Credit and Surety Bonds

If specified in the relevant prospectus supplement, credit enhancement for a series of notes may be provided by the issuance of one or more letters of credit or surety bonds by a bank or financial institution specified in the prospectus supplement.  The maximum obligation of the issuer of the letter of credit or surety bond will be to honor requests for payment in an aggregate fixed dollar amount, net of unreimbursed payments under the letter of credit or surety bond, as specified in the prospectus supplement.  The duration of coverage and the amount and frequency and circumstances of any reduction in coverage provided by a letter of credit or surety bond for a series of notes will be described in the prospectus supplement.

Minimum Principal Payment Agreement

If specified in the relevant prospectus supplement, the issuer trustee will enter into a minimum principal payment agreement with an entity meeting the criteria of each of the designated rating agencies, under which agreement that entity will provide payments on the notes of the series in the event that aggregate scheduled principal payments and/or prepayments on the assets of the fund for that series are not sufficient to make payments on those notes to the extent specified in the prospectus supplement.

Guaranteed Investment Contract

If specified in the relevant prospectus supplement, the issuer trustee for a series will enter into a guaranteed investment contract or an investment agreement with an entity specified in such prospectus supplement.  Pursuant to the agreement, all or a portion of the amounts which would otherwise be held in the collection account or in any reserve account of a fund would be invested with the entity specified in the prospectus supplement and earn an agreed rate of return.  The issuer trustee would be entitled to withdraw amounts invested pursuant to the agreement in the manner specified in the prospectus supplement.  The prospectus supplement for a series of notes pursuant to which an agreement is used will contain a description of the terms of such deposit agreement.

Description of the Transaction Documents

The following summary describes the material terms of the transaction documents for a series other than the underwriting agreement for that series and except as already described above or in the prospectus supplement for that series.  The summary does not purport to be complete and is subject to the provisions of the transaction documents for that series and the prospectus supplement for that series.  Unless specified otherwise in the relevant prospectus supplement, the transaction documents, other than the underwriting agreement and the note trust deed for any series of offered notes are governed by the laws of New South Wales, Australia.  The underwriting agreement for the offered notes will be governed by the laws of the state of New York.  The note trust deed is governed by the laws of New South Wales,

Australia and the administration of the trust created under the note trust deed is governed by the laws of the state of New York.

A copy of the master trust deed and the mortgage origination and management agreement and a form of each of the other transaction documents have been filed as exhibits to the registration statement of which this prospectus is a part.

Fund Accounts

For each series, the issuer trustee will establish and maintain the fund bank accounts with a Bank.  Unless otherwise specified in the prospectus supplement for a series, the accounts for that series will initially be established with Westpac Banking Corporation, which has short-term ratings [in the highest possible categories] [identify other applicable ratings levels] from the [two] [three] designated rating agencies.  Each bank account shall be opened by the issuer trustee in its name and in its capacity as trustee of the fund.  MEPM may not deal with any fund bank account or the moneys in any fund bank account in any way.  The accounts will not be used for any purpose other than for the fund and will be interest bearing accounts.

MEPM shall have the discretion and duty to recommend to the issuer trustee, in writing, the manner in which any moneys forming part of the fund shall be invested in Authorized Investments (as defined in the related prospectus supplement) and what purchases, sales, transfers, exchanges, collections, realizations or alterations of assets of the fund shall be effected and when and how the same should be effected.  Each investment of moneys on deposit in the fund's accounts shall be in Authorized Investments that will mature on or before the applicable payment date.

Issuance of Additional Notes

The issuer trustee may in certain circumstances on or after the closing date also issue payment funding facility notes, redraw funding facility notes [and top-up funding facility notes] collateralized by the same pool of housing loans.  Any payment funding facility notes, any redraw funding facility notes [and any top-up funding facility notes] will not be registered under the Securities Act of 1933 or offered by a prospectus supplement or this base prospectus.

Redraws

General

Redraws are described under "Superannuation Members' Home Loans Residential Loan Program—Special Features of the Housing Loans—Redraws" in this base prospectus.  The issuer trustee will be reimbursed for redraws as described in the prospectus supplement.  Sources available to reimburse the issuer trustee for redraws relating to housing loans comprised in the assets of a fund will be described in the prospectus supplement and may include collections, drawings under a redraw funding facility, and other sources.

Redraw Funding Facility

If specified in the prospectus supplement, one or more redraw funding facility providers under one or more redraw funding facility agreements will provide redraw funding facilities to fund any shortfall between the amount of redraws approved by ME Bank and the amount of collections that represent prepayments of principal received by the issuer trustee.  Upon any draw under any redraw funding facility the issuer trustee will issue a redraw funding facility note of the fund to the redraw funding facility provider.  The prospectus supplement will set forth the specifics of any redraw funding facility.

[Top-up Loans]

[General

Top-up loans are described under "Superannuation Members' Home Loans Residential Loan Program—Special Features of the Housing Loans—Top-up Loans" in this base prospectus.  The issuer trustee will be reimbursed for top-up loans as described in the prospectus supplement.  Sources available to reimburse the issuer trustee for top-up loans relating to housing loans comprised in the assets of a fund will be described in the prospectus supplement and may include collections, drawings under a top-up funding facility, and other sources.

Top-up Funding Facility

If specified in the prospectus supplement, one or more top-up funding facility providers under one or more top-up funding facility agreements will provide top-up funding facilities to fund any shortfall between the amount of top-up loans approved by ME Bank and the amount of collections that represent repayments or prepayments of principal received by the issuer trustee.  Upon any draw under any top-up funding facility the issuer trustee will issue a top-up funding facility note of the fund to the top-up funding facility provider.  The prospectus supplement will set forth the specifics of any top-up funding facility.]

Liquidity Reserve

On the closing date for a series, the issuer trustee will establish a liquidity reserve which will be deposited and maintained in the cash collateral account of the fund.  The issuer trustee may fund payment shortfalls in the fund for a series from the related liquidity reserve.

Cash Collateral Account

On the closing date for a series, the issuer trustee, at the direction of MEPM, will issue liquidity notes having an initial face value equal to the initial cash collateral account deposit specified in the related prospectus supplement to the liquidity noteholders on the terms set out in a supplementary bond terms notice relating to the liquidity notes.  The proceeds of the liquidity notes will be deposited into the cash collateral account as the liquidity reserve.

Unless otherwise specified in the prospectus supplement for a series, the liquidity notes may be repaid from principal collections, but only to the extent that the aggregate Outstanding Principal Balance of all of the notes of the series is zero or will be reduced to zero following any payments made on the relevant payment date.

Following the closing date, the liquidity reserve will be maintained in the cash collateral account at a minimum required level as specified in the related prospectus supplement.  If after making all required payments on the relevant payment date, on any relevant payment date the amount on deposit in the cash collateral account exceeds the Required Cash Collateral (as defined in the related prospectus supplement), the issuer trustee must (at the direction of MEPM) on that relevant payment date apply any surplus cash collateral in or towards payments to each liquidity noteholder of amounts payable under or in respect of the liquidity notes or interest payable in respect of each liquidity note in accordance with the supplementary bond terms notice relating to the liquidity notes.

The amounts credited in the cash collateral account must be invested in Authorized Investments (as defined in the prospectus supplement for a series) which have long-term ratings in the highest possible categories from at least two designated rating agencies or have short-term ratings in the highest possible categories from at least two designated rating agencies, or such other rating as any designated rating agency may approve from time to time, and which mature not later than the Banking Day preceding the applicable payment date.

Unless otherwise specified in the prospectus supplement for a series, income from Authorized Investments comprised in cash collateral will not constitute collections and must be credited into the cash collateral account.

Interest Rate Swaps

If specified in the prospectus supplement, the issuer trustee will enter into one or more fixed-floating interest rate swaps with one or more fixed-floating interest rate swap providers.  The actual swap agreements may vary for each fund depending upon the types of housing loan products included in that fund.  The fixed-floating interest rate swaps may be used, among other things, to swap the fixed rate of return on housing loans, if any, to enable the fund to meet its floating rate obligations, under the relevant floating rate notes and other floating rate obligations.  The prospectus supplement for each fund will identify the fixed-floating interest rate swaps for that fund and the terms for each fixed-floating interest rate swap.

Currency Swap(s)

If specified in the prospectus supplement, the issuer trustee will enter into one or more currency swaps with one or more currency swap providers.  Collections on the housing loans will be denominated in Australian dollars and payable at a specified index and amounts received under any fixed-floating interest rate swaps may be denominated in Australian dollars and payable at a specified index.  However, in most instances, and to the extent stated in the prospectus supplement, the payment obligations of the issuer trustee on the offered notes will be denominated in United States dollars or another non-A$ currency and payable at a different specified index.  In these cases, to hedge its currency and basis exposure, the issuer trustee may enter into one or more swap agreements with the currency swap provider(s).  The actual swap agreements may vary for each series of offered notes.  The prospectus supplement for each fund will identify and describe the currency swap(s) and currency swap provider(s) for that series and the terms for each currency swap.

Payment Funding Facility

If specified in the prospectus supplement, one or more payment funding facility providers under one or more payment funding facility agreements will provide payment funding facilities to the issuer trustee to fund:

•
any recovery shortfalls between the amount payable by the issuer trustee to any fixed-floating interest rate swap provider or provider of any other enhancement in respect of termination of that hedge or enhancement and the amount recovered in respect of these costs from the relevant mortgages;

•	any threshold rate shortfalls under the terms of the supplementary bond terms notice relating to the series of notes;

•	extraordinary expenses of the issuer trustee in respect of the fund under the terms of the supplementary bond terms notice relating to the series of notes; and

•	any other amounts otherwise as required under the transaction documents in respect of the relevant fund.

Upon any draw on the payment funding facility the issuer trustee will issue a payment funding facility note of the relevant fund to the payment funding facility provider.  The prospectus supplement will set forth the specifics of any payment funding facility.

Amendments to the Master Trust Deed and the Supplementary Bond Terms Notices

The issuer trustee and MEPM, with respect to the master trust deed, and, unless otherwise specified in the prospectus supplement for a series, the issuer trustee, MEPM, the Class A note trustee and the security trustee, with respect to the supplementary bond terms notices for a series, may by way of supplemental deed alter, add to or modify the master trust deed or a corresponding supplementary bond terms notice, so long as such alteration, addition or modification is:

•	to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

•
in the opinion of the issuer trustee, necessary to comply with the provisions of any law or regulation or with the requirements of the government of any jurisdiction, any department, commission, office of any government or any corporation owned or controlled by any government;

•
in the opinion of the issuer trustee, appropriate or expedient as a consequence of an amendment to any statute or regulation or altered requirements of the government of any jurisdiction, any department, commission, office of any government or any corporation owned or controlled by any government, including, without limitation, an alteration, addition or modification which is, in the opinion of the issuer trustee, appropriate or expedient as a consequence of the enactment of a statute or regulation or an amendment to any statute or regulation or ruling by the Australian Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to any of the SMHL funds established under the master trust deed;

•	necessary to ensure that the master trust deed is required to be registered with an Australian governmental agency; or

•
in the reasonable opinion of the issuer trustee, neither prejudicial nor likely to be prejudicial to the interest of the noteholders, the holders of the liquidity notes, the holders of any redraw funding facility notes[, top-up funding facility notes] or payment funding facility notes or any beneficiary of the fund.

Where, in the reasonable opinion of the issuer trustee, a proposed alteration, addition or modification to the master trust deed or a supplementary bond terms notice (other than an alteration, addition or modification as described above) is prejudicial or likely to be prejudicial to the interests of the noteholders, the holders of the liquidity notes, the holders of any redraw funding facility notes[, top-up funding facility notes] or payment funding facility notes or any beneficiary, such alteration, addition or modification may only be effected by the issuer trustee (i) upon an Extraordinary Resolution passed at a duly convened meeting by a majority consisting of not less than 75% of the votes capable of being cast by the Voting Secured Creditors or by proxy or a written resolution signed by all of the Voting Secured Creditors (provided that where the proposed alteration, addition or modification is prejudicial or likely to be prejudicial to the interests of the holders of Class A notes (other than any A$ denominated Class A notes) taken as a whole, or the holders of any US$ denominated Class A notes taken as a class or the holders of any Euro denominated Class A notes taken as a class, only if sanctioned in writing by the holders of at least 75% of the aggregate Invested Amount of each such class calculated and expressed in the A$ Equivalent, and in any case, with respect to the offered notes, in compliance with the Trust Indenture Act of 1939) or (ii) with the prior written consent of the relevant beneficiary of the fund, as the case may be.

Unless otherwise specified in the prospectus supplement for a series, MEPM must provide a copy of all proposed amendments to the master trust deed and the supplementary bond terms notices to each designated rating agency at least five Banking Days (or such period as may from time to time be agreed by MEPM with each designated rating agency) prior to the amendment taking effect.

The Issuer Trustee

General

The issuer trustee is appointed as trustee of each fund on the terms set out in the master trust deed and the supplementary bond terms notice relating to the notes.  The issuer trustee has all the rights, powers and discretions over and in respect of the assets of the fund in accordance with the transaction documents.  MEPM as manager of each fund is required to give to the issuer trustee all directions necessary to give effect to its recommendations and proposals, and the issuer trustee is not required to take any action unless it receives a direction from MEPM.  The issuer trustee will appoint CT Corporation System, 111 Eighth Avenue, 13th Floor, New York, New York 10011, as its agent upon whom process may be served.

The issuer trustee must act honestly and in good faith and comply with all relevant material laws in performance of its duties and in exercising its discretions under the master trust deed, use its best endeavors to carry on and conduct its business insofar as it relates to the master trust deed in a proper and efficient manner and to exercise such diligence and prudence as a prudent person of business would exercise in performing its express functions and in exercising its discretions under the master trust deed.

Upon the occurrence of an Event of Default of which the issuer trustee becomes actually aware, it must immediately notify the security trustee of the occurrence and provide the security trustee with full and complete details in relation to the Event of Default.  In addition, the issuer trustee must promptly (and in any event within five Banking Days) notify the Class A note trustee, all other Secured Creditors and the designated rating agencies if it becomes actually aware of the occurrence of an Event of Default and provide such parties full details of the Event of Default and any remedial steps being taken in respect of it.  For a description of what constitutes an Event of Default under the security trust deed, see "Description of the Transaction Documents—The Security Trust Deed—Events of Default" in this base prospectus.

Under the terms of the master trust deed, each noteholder and each beneficiary:

•	is not entitled to:

○	interfere with or question the exercise or non-exercise by the issuer trustee or MEPM of any right or power in relation to the fund;

○	require transfer to it of any asset of the fund or exercise any rights, powers or privileges in respect of any assets of the fund;

○	negotiate with any mortgagor, the servicer in respect of any mortgage or with any person providing a hedge or an enhancement to the fund;

○
take any proceedings of any nature, including against the issuer trustee, MEPM, the Class A note trustee, the security trustee or any former issuer trustee, manager, Class A note trustee or security trustee or in respect of the fund, except to compel compliance with the transaction documents;

•
the noteholder is only a creditor of the issuer trustee in its capacity as a trustee of the fund to the extent of the notes held by that noteholder and is not entitled to, subject to the security trust deed, any other interest in the fund;

•	any obligations of the issuer trustee to the noteholders are contractual obligations and not fiduciary obligations.

Under the master trust deed:

•
the issuer trustee has no duty, and is under no obligation, to investigate any accounts, management, control or activities of MEPM, ME Bank or any other person or to inquire into or in any manner question or in any manner whatsoever seek to interfere with the management, control or activities of any such person;

•
in the absence of actual knowledge to the contrary, the issuer trustee is entitled to rely conclusively on, and is not required to investigate any notice, report, certificate, calculation or representation of or by MEPM or ME Bank.

The issuer trustee will only be considered to have knowledge or notice of or be aware of any matter or thing if the issuer trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the issuer trustee who have day-to-day responsibility for the administration of the fund.

Annual Compliance Statement

The issuer trustee will not publish annual reports and accounts.  The issuer trustee, or MEPM on its behalf, will deliver to the Class A note trustee annually a written statement as to the fulfillment of the issuer trustee's obligations under the corresponding note trust deed including compliance with its material obligations under the related transaction documents and whether an event of default or other matter which is required to be brought to the Class A note trustee's attention has occurred.

Delegation

In exercising its powers and performing its obligations and duties under the master trust deed, the issuer trustee may delegate any or all of the duties, powers, discretion or other functions of the issuer trustee under the master trust deed or otherwise in relation to the fund, to any person subject to any restrictions as it thinks fit; provided that the delegate is approved by MEPM and a notice of delegation was given to the designated rating agencies.

Except for the issuer trustee's own fraud, negligence or willful default, the issuer trustee will not be liable for any loss incurred as a result of any fraud, neglect or breach of duty by such delegate where the appointment of the delegate was made in good faith and using reasonable care, except where the delegate has acted or omitted to act at the express direction of the issuer trustee.

Issuer Trustee Fees and Expenses

The issuer trustee will be entitled to a fee in respect of the respective fund payable in arrears on each relevant payment date specified in the corresponding prospectus supplement for that fund.

The issuer trustee is entitled to be reimbursed out of the assets of the fund for costs, charges and expenses which it may incur in connection with the performance of its obligations in respect of the fund including, among other costs, the auditing of the fund, taxes payable in respect of the fund, legal costs and other amounts in connection with the exercise of any power or discretion or the performance of any obligation in relation to the fund approved by MEPM, but not for general overhead costs and expenses.

These fees will be increased to take into account any liability for goods and services tax in respect of the fee.  However, the fund may be entitled to a tax credit in respect of this increase.

Retirement of the Issuer Trustee for Cause

The issuer trustee is required to retire as trustee of the fund after a direction from MEPM in writing if:

•	an Insolvency Event has occurred and is continuing in relation to the issuer trustee;

•	an Issuer Trustee's Default has occurred and is continuing; or

•
effective control of the issuer trustee changes or the issuer trustee merges or consolidates with another entity without the resulting merged or consolidated entity assuming all issuer trustee's obligation under the transaction document.

In default of the issuer trustee retiring upon being directed to do so by the MEPM in writing, MEPM can remove the issuer trustee by deed poll executed by MEPM.

The issuer trustee will bear the costs of its removal.  The issuer trustee will indemnify MEPM and the fund for these costs.  All costs and expenses of transferring the information and data relating to obligors on the loans, books, records and property (but not the housing loans) of the fund from the outgoing issuer trustee to the new issuer trustee are to be paid out of the assets of the fund.

On the removal or retirement of the issuer trustee, MEPM, subject to giving prior notice to the designated rating agencies, is entitled to appoint a replacement statutory trustee, provided that the appointment will not have an adverse effect on the rating of the notes.  Pending the appointment of a new issuer trustee, the issuer trustee must continue to act as issuer trustee of the fund.

Voluntary Retirement of the Issuer Trustee

The issuer trustee may voluntarily retire as trustee of the fund if:

•
the issuer trustee gives MEPM and each designated rating agency not less than three months' (or such other period as MEPM and the issuer trustee may agree) notice in writing of its intention to do so; and

•	before retirement, the issuer trustee appoints a successor trustee who is approved by MEPM (acting reasonably) and whose appointment will not have an adverse effect on the rating of the notes.

The reasonable costs of the issuer trustee's voluntary retirement will be borne by the fund.  All costs and expenses of transferring the information and data relating to obligors on the loans, books, records and property (but not the housing loans) of the fund from the outgoing issuer trustee to the new issuer trustee will be paid out of the assets of the fund.

Upon removal or retirement of the issuer trustee, provided the outgoing issuer trustee has paid all costs and expenses due to the new issuer trustee, the outgoing issuer trustee will be released from all further obligations (except that the outgoing issuer trustee will not be released from any existing or antecedent fraud, negligence or willful default on the part of the outgoing issuer trustee or its officers, employees, agents or delegates).

Limitation of the Issuer Trustee's Liability

The issuer trustee will not be liable personally for any losses, costs, liabilities or claims arising from the failure to pay moneys on the due date for payment to any noteholder, any income unitholder, any residual capital unitholder, MEPM or any other person or for any loss howsoever caused in respect of the fund or to any noteholder, any income unitholder, any residual capital unitholder, MEPM or any other person, except to the extent caused by its fraud, negligence or willful default.

The issuer trustee acts as trustee and issues the notes only in its capacity as trustee of a fund and in no other capacity.  A liability arising under or in connection with the transaction documents or the fund is limited to and cannot be enforced against the issuer trustee by any person to a greater extent than the issuer trustee is entitled to recover through its rights of indemnity from the fund.  Subject to the following paragraph, this limitation of the issuer trustee's liability applies despite any other provision of the transaction documents and extends to all liabilities and obligations of the issuer trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to the transaction documents, the notes, the conditions or the fund.  Noteholders, providers of support facilities and the other parties to the transaction documents may not take action against the issuer trustee in respect of liabilities incurred by it acting as trustee of the fund in any capacity other than as trustee of the fund and may not seek to have the issuer trustee wound-up, or prove in the winding-up of the issuer trustee (except in relation to the assets of the fund).

The limitation will not apply to any obligation or liability of the issuer trustee if such liability arises from the issuer trustee's fraud, negligence or willful default.  For these purposes a "willful default" does not include a default which arises as a result of a breach of a transaction document by any other person, other than any person for whom the issuer trustee is liable under the transaction documents, or which is required by law or which arises as a result of the issuer trustee acting in accordance with a proper instruction or direction given to it by the Class A note trustee, a noteholder or Voting Secured Creditors in circumstances where they are authorized to do so.

The master trust deed also contains other provisions which regulate the issuer trustee's liability to noteholders, any income unitholder, any residual capital unitholder and other creditors.  These include, but are not limited to, the following:

•
subject to the master trust deed, the issuer trustee is not liable to any person for any losses, costs, liabilities or expenses arising out of the exercise or non-exercise of its discretion, or by MEPM of its discretions, or for acting on any instructions or directions given to it;

•
the issuer trustee is not liable to any person in respect of any failure to perform or do any act or thing if such act or thing is prohibited by any law or a court judgment or if it becomes impossible or impracticable to carry out any or all of the provisions of the master trust deed, except for its own fraud, negligence or willful default; and

•
the issuer trustee is not liable for any act, omission, misconduct, oversight, error of judgment, forgetfulness or want of prudence of MEPM, ME Bank, the Class A note trustee, any paying agent, any calculation agent, the security trustee or any other delegate or agent or other person appointed by the issuer trustee or MEPM and upon whom the issuer trustee is entitled to rely under the master trust deed (other than a related company of the issuer trustee), any attorney, banker, receiver, barrister, solicitor, agent or other person acting as agent or adviser to the issuer trustee or MEPM.

Rights of Indemnity of the Issuer Trustee

The issuer trustee will be indemnified out of the assets of the applicable fund against all losses and liabilities properly incurred by the issuer trustee in performing any of its duties or exercising any of its powers under the transaction documents in relation to the fund.  This indemnity is in addition to any indemnity allowed to the issuer trustee by law, but does not extend to any liabilities arising from the issuer trustee's fraud, negligence or willful default.

The issuer trustee is also indemnified out of the assets of the applicable fund against certain payments it may be liable to make under the Consumer Credit Code or any re-enactment or substitute statutory provision (including the National Credit Code).  Under a deed of indemnity between ME Bank and the issuer trustee, ME Bank also indemnifies the issuer trustee in relation to any civil action or threatened action under the Consumer Credit Code.  The deed of indemnity contains no interpretive provision expressly allowing the indemnity to be interpreted as extending to liability under the National Credit Code (when that comes into force). The issuer trustee is required to first call on the indemnity from

ME Bank before calling on the indemnity from the assets of the fund.  See "Legal Aspects of the Housing Loans—National Credit Code" in this base prospectus.

The prospectus supplement for each series may provide additional information regarding the obligations, powers and protections of the issuer trustee and the requirements in relation to the retirement or removal of the issuer trustee and the appointment of a substitute issuer trustee.

Federal reforms in relation to the Consumer Credit Code, whereby the National Credit Code replaced the Consumer Credit Code and new requirements, including licensing and "responsible lending" obligations, were imposed on credit providers, commenced on July 1, 2010.  It is unlikely that existing Consumer Credit Code indemnities described above will extend to all of the new obligations under the National Credit Code; however the issuer trustee may be able to take advantage of an exemption from these obligations for securitisation entities under the regulations.  The issuer trustee will be exempt from the requirements to be registered and licensed as a credit provider under the regime if it meets certain conditions, including:

•	satisfying eligibility criteria for status as a “securitization entity”;

•	being a party to a servicing agreement with a registered or licensed person under which that person agrees to perform certain obligations and exercise certain rights of the securitization entity;

•	being a member of one of the two approved external dispute resolution schemes from October 1, 2010; and

•	satisfying "fit and proper person" requirements.

If the exemption for securitisation entities is not available to the issuer trustee, the issuer trustee will be faced with the additional compliance costs of obtaining and maintaining a license under the federal reforms and complying with the terms of that license.  [This section is to be updated once the final form of relief in respect of securitisation entities is determined.]

The Manager

Powers

MEPM as manager of each fund created under the SMHL program will have full and complete powers of management of each fund, including the administration of assets, borrowings and other liabilities of the fund and the operation of the fund.  Subject to the terms of the mortgage origination and management agreement and the standby servicing agreement, MEPM's management powers include the servicing of any assets that are not serviced by the servicer or back up servicer, as the case may be.  In addition, MEPM has a number of specific responsibilities including making all necessary determinations to enable the issuer trustee to make the payments and allocations required on each payment date specified in the relevant prospectus supplement in accordance with the supplementary bond terms notice relating to the notes, directing the issuer trustee to make those payments and allocations, keeping books of account, preparing the periodic reports and tax returns of each fund and monitoring support facilities.

MEPM must act honestly and in good faith in performance of its duties and in exercising its discretions under the master trust deed, use its best endeavors to carry on and conduct its business insofar as it relates to the master trust deed and the other transaction documents for each fund in a proper and efficient manner and exercise such prudence as a prudent person of business would exercise in performing its express functions and in exercising its discretions under the master trust deed and the other transaction documents having regard to the interests of noteholders, holders of the liquidity notes, payment funding facility notes, redraw funding facility notes [or top-up funding facility notes] and the beneficiaries of each fund.

The issuer trustee has no duty to supervise MEPM in the performance of its functions and duties, or the exercise of its discretions.

MEPM has the absolute discretion to recommend Authorized Investments (as defined in the prospectus supplement for a series) to the issuer trustee and direct the issuer trustee in relation to those Authorized Investments.

Delegation

MEPM may, in carrying out and performing its duties and obligations contained in the master trust deed, delegate to any of MEPM's officers and employees, all acts, matters and things, whether or not requiring or involving MEPM's judgment or discretion, or appoint any person to be its attorney, agent, delegate or sub-contractor for such purposes and with such powers as MEPM thinks fit, including the power to sub-delegate, provided that MEPM may not delegate a material part of its duties and obligations in relation to the fund, except as expressly set out in the master trust deed.  MEPM remains liable for the acts or omissions of such attorneys or agents to the extent that MEPM would itself be liable.

The Manager's Fees, Expenses and Indemnification

MEPM is entitled to a fee in respect of each fund payable in arrears on each relevant payment date, as specified in the prospectus supplement for that fund.

MEPM is entitled to be indemnified out of the assets of a fund for any liability, cost or expense properly incurred by it in its capacity as manager of a fund, other than general overhead costs and expenses.  These liabilities, costs or expenses so properly incurred are included in Expenses.

The fee will be increased to take into account any liability for goods and services tax in respect of the fee.  However, the issuer trustee may be entitled to a tax credit in respect of this increase.

Retirement of the Manager for Cause

The manager is required to retire as manager of the fund after a direction from the issuer trustee in writing if:

•	an Insolvency Event has occurred and is continuing in relation to the manager; or

•	a Manager's Default has occurred and is continuing.

If the manager fails to retire within 30 days from the notice given to it by the issuer trustee, the issuer trustee may, by deed poll executed by the issuer trustee, remove the manager from the management of the fund.

The manager shall bear the costs of its removal after a Manager's Default.  The manager has agreed to indemnify the issuer trustee and the fund for those costs.  The costs of removal of the manager upon an Insolvency Event will be borne by the fund.

On removal or retirement of the manager, the issuer trustee, subject to giving prior notice to the designated rating agencies and any approval required by law, may appoint a replacement manager on such terms as the issuer trustee sees fit, including the amount of the manager's fee, provided that the appointment will not have an adverse effect on the rating of the notes.  Until the appointment is completed the issuer trustee must act as manager and will be entitled to the manager's fee for the period it so acts as manager.

Voluntary Retirement of the Manager

The manager may voluntarily retire as manager of the fund only if:

•	it gives the issuer trustee and each designated rating agency, three months' (or such lesser period as the manager and the issuer trustee may agree) notice in writing of its intention to retire; and

•	a new manager acceptable to the issuer trustee and the designated rating agencies is appointed.

The reasonable costs of the manager's voluntary retirement will be borne by the fund.

Upon the removal or retirement of the manager, provided the outgoing manager has paid all costs and expenses due to the new manager, the outgoing manager will be released from all further obligations (except that the outgoing manager will not be released from any existing or antecedent fraud, negligence or willful default on the part of the outgoing manager or its officers, employees, agents or delegates).

Limitation of the Manager's Liability

MEPM is not personally liable to indemnify the issuer trustee or to make any payments to any other person in relation to the applicable fund except where arising from any fraud, negligence, willful default or breach of duty by it in its capacity as manager of the fund.  Limitations on MEPM's liability are set out in the master trust deed and may also be included in other transaction documents.  These include the following limitations:

•	MEPM will be indemnified out of the fund in respect of any liability, cost or expense properly incurred by it in its capacity as manager of the fund;

•
MEPM is not liable to any person in respect of any failure to perform or do any act or thing if such act or thing is prohibited by any law or a court judgment or if it becomes impossible or impracticable to carry out any or all of the provisions of the master trust deed, except for its own fraud, negligence or willful default; and

•
subject to the master trust deed, MEPM is not responsible for any act, omission, misconduct, mistake, oversight, error of judgment, forgetfulness or want of prudence the issuer trustee, ME Bank, the Class A note trustee, the security trustee, any paying agent, any calculation agent or any other agent or delegate appointed by the issuer trustee or MEPM or on whom MEPM is entitled to rely under the master trust deed (other than a related company of MEPM), any attorney, auditor, banker, receiver, barrister, solicitor, agent or other person acting as agent or adviser to the issuer trustee or MEPM.

The prospectus supplement for each series may provide additional information regarding the obligations, powers and protections of MEPM.

The Management Support Deed

MEPM will not have employees and therefore, pursuant to the management support deed, ME Bank covenants with each of MEPM and the issuer trustee to provide MEPM, at ME Bank's cost (but subject to payment of a fee described below) sufficient resources to enable MEPM to fully and properly perform the obligations, responsibilities and functions undertaken by MEPM under the master trust deed and any transaction document.  These resources include computer systems, day-to-day funding requirements, expertise, office space, facilities and personnel.  MEPM must pay out of its own funds to ME Bank such fees as are agreed between them from time to time (not exceeding the actual amount of fees received by MEPM, as manager under the master trust deed, including after satisfaction of, or provision for, all fees payable by MEPM to ME) and at all times agreed.  A default by MEPM in the payment of those fees will not entitle ME Bank to terminate the management support deed or refuse to perform its obligations under the management support deed.

Limits on the Rights of Noteholders

Apart from the security interest arising under the security trust deed for a series, the noteholders of each series do not own and have no interest in the corresponding fund or any of its assets.  In particular, no noteholder is entitled to:

•	an interest in any particular part of the fund or any asset of the fund;

•	require the transfer to it of any asset of the fund;

•	interfere with or question the exercise or non-exercise of the rights or powers of the issuer trustee or MEPM in their dealings with the fund or any assets of the fund;

•	attend meetings or take part in or consent to any action concerning any property or corporation in which the issuer trustee has an interest;

•	exercise any rights, powers or privileges in respect of any asset of the fund;

•
lodge a caveat or other notice forbidding the registration of any person as transferee or proprietor of or any instrument affecting any asset of the fund or claiming any estate or interest in any asset of the fund;

•	negotiate in any way with any borrower or security provider under any housing loan assigned to the issuer trustee or with any person providing a support facility to the issuer trustee;

•	seek to wind up or terminate the fund;

•	seek to remove MEPM as manager of the fund, issuer trustee, Class A note trustee or paying agent;

•	interfere in any way with the fund;

•
take proceedings against the issuer trustee, MEPM as manager of the fund, the Class A note trustee or security trustee in respect of the fund or the assets of the fund.  This will not limit the right of noteholders to compel the issuer trustee, MEPM and the security trustee to comply with their respective obligations under the master trust deed and the corresponding supplementary bond terms notice relating to the notes, note trust deed and security trust deed, in the case of the issuer trustee and MEPM, and the security trust deed, in the case of the security trustee; or

•	have any recourse to the issuer trustee or MEPM in their personal capacity, except to the extent of fraud, negligence or willful default on the part of the issuer trustee or MEPM respectively.

The Class A Note Trustee, Principal Paying Agent, Calculation Agent and Class A Note Registrar

[                                     ]

Unless otherwise specified in the prospectus supplement for a series, [                                     ] will be appointed to serve as the Class A note trustee, the principal paying agent, the calculation agent and the Class A note registrar in respect of each fund on behalf of the holders of Class A notes (other than any A$ denominated Class A notes) of a series.  [                                     ]  is a New York banking corporation organized under the laws of the state of New York.  The principal corporate trust office of the Class A note trustee responsible for the administration of each fund is located at [                                                                  ]  [                                     ]'s principal business activities are the provision of commercial banking and fiduciary, trustee and other commercial services.

[                                     ] has been, and currently is, serving as indenture trustee and trustee for numerous securitisation transactions and programs involving pools of residential mortgages.

The prospectus supplement for a series may provide additional information regarding [                                     ] or any other entity identified in that prospectus supplement as the Class A note trustee, the principal paying agent, the calculation agent or the Class A note registrar or for the holders of offered notes of that series.

Delegation by the Class A Note Trustee

The Class A note trustee will be entitled to execute any of its trusts or powers under the note trust deed either directly or through agents or attorneys, provided that the Class A note trustee must within a reasonable time prior to the employment of any agent give notice of such employment to the issuer trustee and the designated rating agencies.

Limitation of the Class A Note Trustee's Liability

The Class A note trustee and every other person properly appointed by it under the note trust deed will be entitled to indemnification from the assets of the fund against all loss, liability, expense, costs, damages, actions, proceedings, claims and demands incurred by, or made against, the Class A note trustee in connection with its execution of the Class A note trust under the note trust deed or of their powers or in respect of any matter in any way relating to the note trust deed, provided that the indemnification will not extend to any loss, liability or expense arising from any fraud, negligence or willful default by the Class A note trustee.

The principal limitations on the Class A note trustee's liability will be set out in full in the note trust deed for each series.  These include that the Class A note trustee will have no liability under or in connection with the transaction documents for a series other than to the extent to which the liability is able to be satisfied out of the property from which the Class A note trustee is actually indemnified for the liability.  This limitation will not apply to a liability of the Class A note trustee to the extent that it is not satisfied because, under the transaction documents or by operation of law, there is a reduction in the extent of the Class A note trustee's indemnification as a result of its own fraud, negligence or willful default.

Qualifications of the Note Trustee

The Class A note trustee will at all times be a corporation or association, organized and doing business under the laws of the U.S., any individual state or the District of Columbia, authorized under those laws to exercise corporate trust powers, having a combined capital of U.S.$50,000,000, as set forth in its most recent published annual report of condition, and subject to supervision or examination by federal or state authority.  The Class A note trustee may also, if permitted by the U.S. Securities and Exchange Commission, be organized under the laws of a jurisdiction other than the U.S., provided that it is authorized under such laws to exercise corporate trust powers and is subject to examination by authority of such jurisdictions substantially equivalent to the supervision or examination applicable to a trustee in the U.S.  Neither MEPM, the issuer trustee nor any of their related entities may be approved as Class A note trustee.

Removal of the Note Trustee

The issuer trustee (or MEPM, upon prior notice to the issuer trustee) may remove the Class A note trustee in the following circumstances:

•	if the Class A note trustee becomes insolvent;

•	if the Class A note trustee ceases its business; and

•
if the Class A note trustee fails to comply with any of its obligations under any transaction document and the issuer trustee determines that this failure has had, or if continued, will have, a Material Adverse Effect, and if capable of remedy, the Class A note trustee does not remedy this failure within 14 days after the earlier of the following:

○	the Class A note trustee becoming aware of this failure; and

○	receipt by the Class A note trustee of written notice with respect to this failure from either the issuer trustee or MEPM; or

•	if the Class A note trustee fails to satisfy any obligation imposed under the Trust Indenture Act of 1939 with respect to the fund or the note trust deed.

The holders of 75% of the aggregate Invested Amount of the Class A notes (other than any A$ denominated Class A notes) of a series calculated and expressed in the A$ Equivalent may require the issuer trustee to remove the Class A note trustee.

MEPM's and the trustee's costs relating to removal of the Class A note trustee will be borne by the fund.

Voluntary Resignation of the Note Trustee

The Class A note trustee may resign as note trustee of a series at any time, without being responsible for any liabilities incurred by reason of its resignation (except if those liabilities are caused by the Class A note trustee's fraud, negligence or willful default), upon giving not less than three months' written notice to the issuer trustee, MEPM, the security trustee and each designated rating agency, provided that the period of notice may not expire within 30 days, or such lesser period as may be specified in the prospectus supplement for a series, before a payment date of the Class A notes (other than any A$ denominated Class A notes) as specified in the prospectus supplement for a series.

Any resignation or removal of the Class A note trustee and appointment of a successor Class A note trustee will not become effective until acceptance of the appointment by a successor Class A note trustee and confirmation from each designated rating agency (such confirmation not to be unreasonably withheld or delayed) that such appointment will not cause a downgrade, qualification or withdrawal of the then current ratings of the notes.  MEPM is responsible for obtaining such confirmation from each designated rating agency.

If the issuer trustee fails to appoint a new Class A note trustee at least one month prior to the proposed removal or retirement of the outgoing Class A note trustee, the Class A note trustee may appoint as a substitute Class A note trustee a corporation or association which is qualified to so act as described under "—Qualifications of the Note Trustee".  If no other person can be found to act as the

Class A note trustee, the holders of the Class A notes (other than any A$ denominated Class A notes) may appoint a new Class A note trustee from among the holders of the Class A notes (other than any A$ denominated Class A notes).

The prospectus supplement for a series may provide additional information regarding the removal or retirement of the Class A note trustee and the appointment of a substitute Class A note trustee.

Directions by Holders of Offered Notes

Unless otherwise specified in the prospectus supplement for a series, under the note trust deed, the Class A note trustee may seek directions from holders of the Class A notes (other than any A$ denominated Class A notes) from time to time as described below, including following the occurrence of an event of default under the security trust deed.

The Class A note trustee will be protected with respect to any action the Class A note trustee takes or omits to take in good faith in accordance with the direction of at least 75% of the aggregate Invested Amount of the Class A notes (other than any A$ denominated Class A notes) of a series calculated and expressed in the A$ Equivalent relating to the time, method and place of conducting any proceeding for any remedy available to, or exercising any trust or power conferred upon it, under the note trust deed.

If the Class A note trustee is entitled under the master trust deed or the security trust deed to vote at any meeting on behalf of the holders of Class A notes (other than any A$ denominated Class A notes), the Class A note trustee shall, upon satisfactory indemnification, be bound to so vote if directed or requested to do so in writing by the holders of at least 75% of the aggregate Invested Amount of the Class A notes (other than any A$ denominated Class A notes) calculated and expressed in the A$ Equivalent, whether or not solicited and whether or not all holders of Class A notes (other than any A$ denominated Class A notes) have provided such directions, and otherwise in its absolute discretion.  See also "Description of the Transaction Documents—The Security Trust Deed—The Class A Note Trustee as Voting Secured Creditor" in this base prospectus.

The Class A note trustee in respect of a fund may waive or authorize any breach or proposed breach of any of the covenants or provisions contained in the Class A notes (other than any A$ denominated Class A notes) or any of the transaction documents by the issuer trustee or determine that any condition, event or act which may constitute an event of default under the note trust deed shall not be so treated.  However, the Class A note trustee must not exercise this power in contravention of any express direction by holders of Class A notes (other than any A$ denominated Class A notes) holding at least 75% of the aggregate Invested Amount of the Class A notes (other than any A$ denominated Class A notes) of a series calculated and expressed in the A$ Equivalent.

Calculation Agent

The issuer trustee will procure that there will at all times be a calculation agent, so long as any of the Class A notes (other than any A$ denominated Class A notes) remains outstanding.  The issuer trustee or MEPM, with the consent of the issuer trustee (such consent not to be unreasonably withheld), may terminate the appointment of the calculation agent at any time subject to the terms of the note trust deed.  Notice of the termination of the calculation agent will be given to the holders of Class A notes (other than any A$ denominated Class A notes).  If the calculation agent is unable or unwilling to continue to act as calculation agent, or if the appointment of the calculation agent is terminated, the issuer trustee will, with the approval of the Class A note trustee, appoint a successor calculation agent, provided that neither the resignation nor removal of the calculation agent shall take effect until a successor calculation agent approved by the Class A note trustee has been appointed.

Amendments to the Offered Notes and the Note Trust Deed

Unless otherwise specified in the prospectus supplement for a series and subject to the provisions of the security trust deed and supplementary bond terms notice relating to the notes for a series (see "Description of the Transaction Documents—Amendments to the Master Trust Deed and the Supplementary Bond Terms Notices" in this base prospectus), the issuer trustee, MEPM and the Class A note trustee may alter, add to or modify the note trust deed or the terms of the offered notes, so long as such alteration, addition or modification is:

•	to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

•
in the opinion of the Class A note trustee, necessary to comply with the provisions of any law or regulation or with the requirements of the government of any jurisdiction, any department, commission, office of any government or any corporation owned or controlled by any government;

•
in the opinion of the Class A note trustee, appropriate or expedient as a consequence of an amendment to any statute or regulation or altered requirements of the government of any jurisdiction, any department, commission, office of any government or any corporation owned or controlled by any government, including, without limitation, an alteration, addition or modification which is, in the opinion of the Class A note trustee, appropriate or expedient as a consequence of the enactment of a statute or regulation or an amendment to any statute or regulation or ruling by the Australian Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to any of the SMHL funds established under the master trust deed; or

•
in the reasonable opinion of the Class A note trustee, neither prejudicial nor likely to be prejudicial to the interest of the holders of the Class A notes (other than any A$ denominated Class A notes).

Where, in the reasonable opinion of the Class A note trustee, a proposed alteration, addition or modification to the note trust deed or the offered notes (other than an alteration, addition or modification as described above) is prejudicial or likely to be prejudicial to the interests of the holders of the Class A notes (other than any A$ denominated Class A notes), such alteration, addition or modification may only be effected by the Class A note trustee, MEPM and the issuer trustee with the prior written consent of the holders of Class A notes (other than any A$ denominated Class A notes) holding at least 75% of the aggregate Invested Amount of the Class A notes (other than any A$ denominated Class A notes) of a series calculated and expressed in the A$ Equivalent, and in any case, with respect to the offered notes, in compliance with the Trust Indenture Act of 1939.

Unless otherwise specified in the prospectus supplement for a series, MEPM must provide a copy of all proposed amendments to the note trust deed and the offered notes to each designated rating agency at least 10 Banking Days (or such period as may from time to time be agreed by MEPM with each designated rating agency) prior to the amendment taking effect.

The Security Trust Deed

Perpetual Trustee Company Limited

Unless otherwise specified in the prospectus supplement for a series, Perpetual Trustee Company Limited will serve as security trustee for each series under a security trust deed.  Perpetual Trustee Company Limited was incorporated as Perpetual Trustee Company (Limited) on September 28,

1886 under the Companies Statute of New South Wales as a public company and, after a name change in 1971, is now known as Perpetual Trustee Company Limited.  Perpetual Trustee Company Limited operates as a limited liability public company under the Corporations Act 2001 (Cth).  Perpetual Trustee Company Limited's registered office is located at Level 12, 123 Pitt Street, Sydney, NSW 2000.  Perpetual Trustee Company Limited's principal activities are the provision of services as trustee, executor, administrator, attorney and agent and other fiduciary services.

Perpetual Trustee Company Limited has obtained an Australian Financial Services License under Part 7.6 of the Corporations Act 2001 (Cth) (Australian Financial Services License No. 236643).

Perpetual Trustee Company Limited has acted as security trustee for all of the funds established under the SMHL program since 1994.

The prospectus supplement for a series may provide additional information regarding Perpetual Trustee Company Limited or any other entity identified in that prospectus supplement as the security trustee for that series.

General

The issuer trustee will grant a first ranking floating charge, to be registered with the Australian Securities and Investments Commission, over all of the fund assets of that series in favor of the security trustee subject only to a prior interest in favor of the issuer trustee to secure payment of certain expenses of the fund.  Unless otherwise specified in the relevant prospectus supplement, the floating charge will secure the issuer trustee's obligations to the noteholders, MEPM, the security trustee, counterparties under the fixed-floating interest rate and currency swaps, the Class A note trustee, each paying agent, the calculation agent, the Class A note registrar, the underwriters, each payment funding facility provider, each redraw funding facility provider, [each top-up funding facility provider,] the liquidity noteholders and each provider of credit enhancement.  These secured parties, or such other persons as are specified in relevant prospectus supplement, are collectively known as the "Secured Creditors".

Unless otherwise specified in the prospectus supplement for a series, the principal terms of the security trust deed for each series will be as described below.

Nature of the Charge

A company may not deal with its assets over which it has granted a fixed charge without the consent of the relevant mortgagee.  Fixed charges are usually given over real property, marketable securities and other assets which will not be dealt with by the company.  In the SMHL program, the charge is not fixed with respect to any assets or class of assets.

A floating charge, like that created by the security trust deed, does not attach to specific assets but instead "floats" over a class of assets which may change from time to time.  The company granting the floating charge may deal with those assets and give third parties title to those assets free from any encumbrance, provided such dealings and transfers of title are in the ordinary course of the company's business.  The issuer trustee has agreed not to dispose of or create interests in the assets of the fund subject to the floating charge, except in accordance with the master trust deed, the corresponding supplementary bond issue notice or any other related transaction document, and MEPM has agreed not to direct the issuer trustee to take any such actions.  If the issuer trustee disposes of any of the fund assets, including any housing loan, other than in accordance with the master trust deed, the corresponding supplementary bond issue notice or any other related transaction document, the person acquiring the property will take it free of the floating charge.  The floating charge granted over the fund assets will crystallize, which means it becomes a fixed charge, upon the occurrence of specific events set out in the security trust deed.  On crystallization of the floating charge, the issuer trustee may not deal with the assets of the fund without the consent of the security trustee.

The Security Trustee

The security trustee will be appointed to act as trustee on behalf of the Secured Creditors of a fund and will hold the benefit of the charge over the fund's assets in trust for each Secured Creditor on the terms and conditions of the security trust deed for that fund.  If there is a conflict between the duties owed by the security trustee to any Secured Creditors or a class of Secured Creditors of a fund, the security trustee will give priority to the interests of the noteholders and the holders of the liquidity notes, as determined by the noteholders and the holders of the liquidity notes or, in the case of the holders of Class A notes (other than any A$ denominated Class A notes), the Class A note trustee acting on their behalf.  The prospectus supplement for a series will specify the priority given to each class of noteholders if there is a conflict between the interests of particular classes of noteholders of the fund.

Duties and Liabilities of the Security Trustee

The security trustee's liability to the Secured Creditors of a fund is limited to the amount the security trustee is entitled to recover through its right of indemnity from the assets held on trust by it under the security trust deed relating to that fund.  However, this limitation will not apply to the extent that the security trustee limits its right of indemnity as a result of its own fraud, negligence or willful default.

Each security trust deed will contain a range of provisions regulating the scope of the security trustee's duties and liabilities.  These include the following:

•
the security trustee will not be required to take any steps to ascertain whether an event of default under the security trust deed for a series has occurred in relation to the fund for that series or compliance by the issuer trustee or manager or any other person with the transaction documents or their other activities;

•	the security trustee has no duties or responsibilities except those expressly set out in the security trust deed;

•	any action taken by the security trustee under the security trust deed binds all the Secured Creditors of a fund;

•
the security trustee in its capacity as a Secured Creditor of a fund can exercise its rights and powers as such as if it were not acting as the security trustee.  It and its associates may engage in any kind of business with the issuer trustee, MEPM, Secured Creditors or acting as trustee for the holders of securities or interests of the issuing trustee as if it were not security trustee and may receive consideration for services in connection with any transaction document or otherwise without having to account to the Secured Creditors of a fund.

Events of Default

The prospectus supplement for each series of notes will describe the events of default under the security trust deed for such series.

Where the security trustee has notified the designated rating agencies, obtained the written consent of the relevant Noteholder Secured Creditors and, in its reasonable opinion, considers that it would not be materially prejudicial to the interests of the Secured Creditors, it may elect to treat an event that would otherwise be an event of default as not being an event of default for the purpose of the security trust deed for a series of notes.  Unless the security trustee has made such an election and providing that the security trustee is actually aware of the occurrence of an event of default, the security trustee must promptly convene a meeting of the Voting Secured Creditors at which it shall seek directions from the Voting Secured Creditors by way of Extraordinary Resolution of the Voting Secured Creditors regarding the action it should take as a result of that event of default.

Meetings of Voting Secured Creditors

The security trust deed for a series will contain provisions for convening meetings of the Voting Secured Creditors of the corresponding fund to enable the Voting Secured Creditors to direct or consent to the security trustee taking or not taking certain actions under the security trust deed, including directing the security trustee to enforce the security trust deed.

Neither the security trustee nor MEPM may call a meeting of Voting Secured Creditors while the Noteholder Secured Creditors are the only Voting Secured Creditors unless the Noteholder Secured Creditors for a series otherwise consent.

The security trustee must promptly convene a meeting of the Voting Secured Creditors after it receives notice, or has actual knowledge of, an event of default under the security trust deed.

Voting Procedures

Every question submitted to a meeting of Voting Secured Creditors shall be decided in the first instance by a show of hands.  If a show of hands results in a tie, the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes, if any, to which he may be entitled as Voting Secured Creditor or as a representative.  A representative is, in the case of any noteholder, a person or body corporate appointed as a proxy for that noteholder.  On a show of hands, every person holding, or being a representative holding or representing other persons who hold, Secured Moneys shall have one vote except that the Class A note trustee shall represent each holder of Class A notes (other than any A$ denominated Class A notes) who has directed the Class A note trustee to vote on its behalf under the note trust deed.  On a poll, every person who is present shall have one vote for every A$100 or its equivalent, but not part thereof, of the Secured Moneys calculated and expressed in the A$ Equivalent that he holds or in which he is a representative.  Neither Australian law nor the provisions of the master trust deed and supplementary bond terms notice relating to the notes impose any limitations on the right of non-Australian resident holders to vote the offered notes.

A resolution of all the Voting Secured Creditors, including an Extraordinary Resolution, may be passed, without any meeting or previous notice being required, by an instrument or notice in writing which have been signed by all of the Voting Secured Creditors and such instrument shall be effective upon presentation to the security trustee for entry into the records.

Enforcement of the Charge

An Extraordinary Resolution passed at a duly convened meeting by a majority consisting of not less than 75% of the votes capable of being cast by the Voting Secured Creditors of a fund present in person or by proxy or a written resolution signed by all of the Voting Secured Creditors is required to direct the security trustee to do any or all of the following:

•	declare the charge to be immediately enforceable;

•	declare all Secured Moneys immediately due and payable;

•	give notice to convert the floating charge to a fixed charge over any or all of the fund assets; or

•	appoint a receiver over the fund assets or itself exercise the powers that a receiver would otherwise have under the security trust deed.

If the Noteholder Secured Creditors for a fund represent 75% or more of the total Secured Moneys calculated and expressed in the A$ Equivalent, they may direct the security trustee to do any act which the security trustee is required to do, or may only do, at the direction of an Extraordinary Resolution of Voting Secured Creditors, including enforcing the charge.  Any consent or direction of the Noteholder Secured Creditors for a fund requires the approval of noteholders representing greater than 50% of the Invested Amount of the notes calculated and expressed in the A$ Equivalent.

No Secured Creditor is entitled to enforce the charge under the security trust deed, or appoint a receiver or otherwise exercise any power conferred by any applicable law on charges, otherwise than in accordance with the security trust deed.

The prospectus supplement for each series may provide additional information regarding the voting percentages applicable to that series of notes.

The Class A Note Trustee as Voting Secured Creditor

The Class A note trustee in respect of a fund may, without the consent of the holders of Class A notes (other than any A$ denominated Class A notes), determine that any condition, event or act which with the giving of notice, lapse of time or the issue of a certificate would constitute an event of default under the security trust deed relating to a fund shall not, or shall not subject to specified conditions, be treated as such.  The Class A note trustee in respect of a fund shall not exercise any of these powers in contravention of any express direction given in writing by holders representing at least 75% of the aggregate Invested Amount of the Class A notes (other than any A$ denominated Class A notes) of the series calculated and expressed in the A$ Equivalent.  Any such modification, waiver, authorization or determination shall be binding on the holders of the Class A notes (other than any A$ denominated Class A notes) of a series and, if the Class A note trustee so requires, any such modification shall be notified by the issuer trustee to the noteholders as specified in the transaction documents as soon as practicable thereafter.

If an event of default under the security trust deed relating to a fund occurs and is continuing, the Class A note trustee in respect of the fund shall deliver to each holder of Class A notes (other than any A$ denominated Class A notes) notice of such event of default within 90 days of the date that the Class A note trustee becomes aware of such event of default, provided that, except in the case of a default in payment of interest and principal on the Class A notes, the Class A note trustee may withhold such notice if and so long as the board of directors, the executive committee or a trust committee of its directors determines in good faith that withholding the notice is in the interests of the holders of Class A notes (other than any A$ denominated Class A notes) of a series.

The rights, remedies and discretion of the holders of Class A notes (other than any A$ denominated Class A notes) under the security trust deed relating to a fund, including all rights to vote or give instructions or consents to the security trustee and to enforce its undertakings and warranties, may only be exercised by the Class A note trustee on behalf of the holders of Class A notes (other than any A$ denominated Class A notes), and the security trustee may rely on any instructions or directions given to it by the Class A note trustee as being given on behalf of the holders of Class A notes (other than any A$ denominated Class A notes) without inquiry about compliance with the corresponding note trust deed.

The Class A note trustee in respect of a fund shall not be bound to vote under the security trust deed, or otherwise direct the security trustee under the security trust deed to take any proceedings, actions or steps under, or any other proceedings pursuant to or in connection with the security trust deed, the note trust deed or any notes unless directed or requested to do so in writing by the holders of at least 75% of the aggregate Invested Amount of the Class A notes (other than any A$ denominated Class A notes) of the series calculated and expressed in the A$ Equivalent and then only if the Class A note trustee is indemnified to its satisfaction against all action, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

Unless otherwise specified in the prospectus supplement for a series, if any of the Class A notes of a series remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on the Class A notes, the Class A note trustee in respect of a fund must not vote under the security trust deed to, or otherwise direct the security trustee to enforce the charge created by the security trust deed or to, dispose of the mortgaged property unless either:

•
a sufficient amount would be realized to discharge in full all amounts owing to the Class A noteholders, and any other amounts payable by the issuer trustee ranking in priority to or equal with the Class A notes;

•
the Class A note trustee is of the opinion, reached after considering at any time and from time to time the advice of a merchant bank or other financial adviser selected by the Class A note trustee, that the cash flow receivable by the issuer trustee or the security trustee under the security trust deed will not, or that there is a significant risk that it will not, be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the issuer trustee, to discharge in full in due course all the amounts referred to in the preceding paragraph; or

•
the Class A note trustee is so directed by the holders of 75% of the aggregate Invested Amount of the Class A notes (other than any A$ denominated Class A notes) of the series calculated and expressed in the A$ Equivalent.

Limitations of Actions by the Security Trustee

The security trustee is not obliged to take any action, give any consent or waiver or make any determination under the security trust deed relating to a fund without being directed to do so by the Voting Secured Creditors in accordance with the security trust deed.  The security trustee is not obligated to act unless it obtains an indemnity from the Voting Secured Creditors of a fund and funds have been deposited on behalf of the security trustee to the extent to which it may become liable for the relevant enforcement actions.

If the security trustee convenes a meeting of the Voting Secured Creditors of a fund, or is required by an Extraordinary Resolution to take any action under the corresponding security trust deed, and advises the Voting Secured Creditors that it will not act in relation to the enforcement of the security trust deed unless it is personally indemnified by the Voting Secured Creditors (other than the Class A note trustee) to its reasonable satisfaction against all actions, proceedings, claims and demands to which it may render itself liable, and all costs, charges, damages and expenses which it may incur in relation to the enforcement of the security trust deed and is put in funds to the extent to which it may become liable, including costs and expenses, and the Voting Secured Creditors refuse to grant the requested indemnity, and put the security trustee in funds, then the security trustee is not obliged to act in relation to that enforcement under the security trust deed.  In those circumstances, the Voting Secured Creditors may exercise such of those powers conferred on them by the security trust deed as they determine by Extraordinary Resolution.

Priorities under the Security Trust Deed

The prospectus supplement for each series of notes will describe the order of priority in which the proceeds from the enforcement of the security trust deed are to be applied.

Upon enforcement of the security created by the security trust deed, the net proceeds thereof may be insufficient to pay all amounts due on redemption to the noteholders.  Any claims of the noteholders remaining after realization of the security and application of the proceeds as aforesaid shall, except in limited circumstances, be extinguished.

Security Trustee's Fees and Expenses

The issuer trustee shall reimburse the security trustee for all costs and expenses of the security trustee properly incurred in acting as security trustee for a fund.  Upon the charge becoming enforceable, the security trustee shall be entitled to a fee based on time costs of employees of the security trustee relating to the enforcement of the charge based on the security trustee's usual rates for such employees.  Such fee may be retained from the proceeds of the mortgaged property and payable in arrears on the same dates as the issuer trustee's fee under the master trust deed.

These fees will be increased to take into account any liability for goods and services tax in respect of the fee.  However, the fund may be entitled to a tax credit in respect of this increase.

Indemnification of the Security Trustee

The issuer trustee has agreed to indemnify the security trustee and each person to whom duties, powers, trusts, authorities or discretions may be delegated by the security trustee from and against all losses, costs, liabilities, expenses and damages arising out of or in connection with the execution of their respective duties under the security trust deed, except to the extent that they result from the fraud, negligence or willful default on the part of such persons.

Removal of the Security Trustee

Subject to the appointment of a successor security trustee, the security trustee for a fund may be removed at any time by an Extraordinary Resolution of the Voting Secured Creditors or by MEPM, upon prior notice to each of the designated rating agencies:

•	upon the commencement of the winding-up or the appointment of a receiver, administrator or analogous person to the security trustee in its personal capacity;

•	if the security trustee ceases business;

•	if the security trustee in its personal capacity enters into a compromise or arrangement with its creditors;

•	if the security trustee fails to remedy any material breach within 14 days after written notice by MEPM;

•	if, without the prior written consent of MEPM, there occurs:

○	a change in the effective control of the security trustee;

○	a change in the effective management of the security trustee such that the security trustee is no longer able to fulfill its duties and obligations; or

○	the establishment of a fund under which a third party becomes a beneficial owner of any of the security trustee's rights under the security trust deed.

The costs of removal of the security trustee will be borne by the fund.

Voluntary Retirement of the Security Trustee

The security trustee for a fund may retire at any time upon giving not less than three months' (or such shorter period as MEPM may agree in writing) notice in writing to the issuer trustee, the Class A note trustee and the designated rating agencies.  The retiring security trustee will be responsible for any costs incurred as a result of a voluntary retirement.

Upon notice of removal or resignation of the security trustee, MEPM may appoint a successor security trustee who has been previously approved by an Extraordinary Resolution of the Voting Secured Creditors of a fund.  The removal or retirement of the security trustee will not become effective until a new security trustee has been appointed and MEPM has received confirmation by each of the designated rating agencies that such appointment will not cause a downgrading, qualification or withdrawal of the then current ratings of the series of notes.

If the security trustee retires by notice and no new security trustee has been appointed by the expiry of the notice, the retirement of the security trustee will not become effective until a new security trustee has been appointed.

MEPM will notify the Secured Creditors of the appointment of a new security trustee as soon as practicable.

Amendments to the Security Trust Deed

Unless otherwise specified in the prospectus supplement for a series, the issuer trustee, MEPM, the Class A note trustee and the security trustee may alter, add to or modify the security trust deed (upon the written approval of the Noteholder Secured Creditors, if the proposed alteration, addition or modification is or is likely to be prejudicial to their interests), so long as such alteration, addition or modification is:

•	to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

•
in the opinion of the security trustee, necessary to comply with the provisions of any law or regulation or with the requirements of the government of any jurisdiction, any department, commission, office of any government or any corporation owned or controlled by any government;

•
in the opinion of the security trustee, appropriate or expedient as a consequence of an amendment to any statute or regulation or altered requirements of the government of any jurisdiction, any department, commission, office of any government or any corporation owned or controlled by any government, including, without limitation, an alteration, addition or modification which is, in the opinion of the security trustee, appropriate or expedient as a consequence of the enactment of a statute or regulation or an amendment to any statute or regulation or ruling by the Australian Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to any of the SMHL funds established under the master trust deed;

•	in the opinion of the security trustee, neither prejudicial nor likely to be prejudicial to the interests of the Secured Creditors as a whole or any class of Secured Creditors; or

•	such that it does not adversely affect the rating of the notes by each designated rating agency.

Where, in the reasonable opinion of the security trustee, a proposed alteration, addition or modification to the security trust deed (other than an alteration, addition or modification as described above) is prejudicial or likely to be prejudicial to the interests of the Secured Creditors as a whole or any class of Secured Creditors, such alteration, addition or modification may only be effected by the security trustee and the issuer trustee if sanctioned by an Extraordinary Resolution of the Voting Secured Creditors or the relevant class of Secured Creditors (as the case requires); provided that where the proposed alteration, addition or modification is prejudicial or likely to be prejudicial to the interests of the holders of Class A notes (other than any A$ denominated Class A notes) taken as a whole, or the holders of any US$ denominated Class A notes taken as a class or the holders of any Euro denominated Class A notes taken as a class, only if sanctioned in writing by the holders of at least 75% of the aggregate

Invested Amount of each such class calculated and expressed in the A$ Equivalent, and in any case, with respect to the offered notes, in compliance with the Trust Indenture Act of 1939).

Unless otherwise specified in the prospectus supplement for a series, MEPM must provide a copy of all proposed amendments to the note trust deed and the offered notes to each designated rating agency at least five Banking Days (or such period as may from time to time be agreed by MEPM with each designated rating agency) prior to the amendment taking effect.

The Mortgage Origination and Management Agreement

Appointment and Obligations of ME Bank under the Mortgage Origination and Management Agreement

The issuer trustee and MEPM as manager of each fund have appointed ME Bank as the servicer, an originator and mortgage manager to exercise various powers and discretions and perform various obligations in relation to the housing loans and the mortgages on the terms set out in the mortgage origination and management agreement, as amended.  The principal terms of ME Bank's appointment as servicer, an originator and mortgage manager are as follows.

Management and Servicing of Mortgages

ME Bank is required to manage each mortgage with the same degree of skill and care as would be used by a responsible and prudent mortgagee and in accordance with:

•	the mortgage origination and management agreement; and

•	the requirements of any mortgage insurance policy covering the mortgage.

ME Bank is authorized to delegate its duties and obligations under the mortgage origination and management agreement to any agent, attorney or delegate.  ME Bank will remain liable to the issuer trustee for any acts or omissions of any person appointed as its attorney, agent or delegate, except for the acts or omissions of the Approved Solicitor or the Approved Valuer.

ME Bank must comply with all reasonable directions of the issuer trustee and MEPM as to the performance of ME Bank's obligations.  In the absence of such directions, it must use its own judgment, skill and discretion in performance of its obligations.

Enforcement of Mortgages

Collection and Enforcement Procedures

Pursuant to the terms of the housing loans, borrowers must make the minimum repayment due under the terms and conditions of the housing loans, on or before each regular installment due date.  A borrower may elect to make his or her regular repayments on a monthly, bi-weekly or weekly basis (each, a "regular" repayment) so long as the regular repayment is received on or before its due date (the "installment due date").  Borrowers often select installment due dates to coincide with receipt of their salary or other income.  Unless specified otherwise in this base prospectus or in a prospectus supplement for a series, loan repayments in respect of housing loans for each series may be made by checks, salary deductions and automatic transfer.

A housing loan is subject to recovery action in relation to arrears of payment whenever the regular repayment is not paid by the installment due date.  However, under the terms of the housing loans, a borrower may make payments in excess of the regular repayments required under the housing loan agreement.  The difference between the amount paid by the borrower and the minimum amount that the borrower is required to pay under the housing loan to date is referred to as the "loan prepayment".  If, while a borrower has a variable loan prepayment that is equal to or greater than the amount due, the borrower subsequently fails to make the regular repayment by the installment due date, the housing loan will not be determined to be delinquent (however, in the case of a fixed rate loan, if a borrower has a loan prepayment that is equal to or greater than the amount due, should the borrower subsequently fail to make the regular repayment by the installment due date, the fixed rate loan will be considered delinquent).  On the installment due date, an amount equal to the variable payment due will be deducted from the loan prepayment and applied to the housing loan as the payment due.  If the borrower continues to not make payments, the loan prepayment will be reduced and applied as a payment due against the housing loan until the loan prepayment is insufficient to cover a due payment.  When the loan prepayment is insufficient to cover any amount due, at the close of business on the due date the housing loan will be considered to be delinquent in relation to that shortfall.

ME Bank's collections process identifies all housing loan accounts which are delinquent and produces lists of those housing loans.  The collection process allocates overdue loans to designated collection officers within ME Bank who take recovery action in relation to the delinquency.

Recovery action taken by ME Bank in relation to delinquent housing loans will vary depending on a number of elements, including the following and, if applicable, with the input of a mortgage insurer:

•	arrears history;

•	equity in the mortgaged property; and

•	arrangements made with the mortgagor to meet overdue payments.

If satisfactory arrangements cannot be made to rectify a delinquent housing loan, legal notices are issued and recovery action is initiated by ME Bank.  Recovery action includes ME Bank entering into possession of the mortgaged property and ensuring that the mortgaged property supporting the housing loan is adequately insured and maintained.  Recovery action is overseen by ME Bank's collections staff in conjunction with appointed legal advisors where appropriate.  A number of recovery procedures are adopted, including the following:

•	voluntary sale of the mortgaged property by the mortgagor;

•	payment arrangements negotiated with mortgagor(s) and/or any guarantor(s);

•	government assistance schemes;

•	mortgagee sale of the mortgaged property;

•	claims on mortgage insurance; and

•	action against the mortgagor personally and/or any guarantor.

ME Bank provides reports with respect to recovery actions in accordance with a reporting framework agreed with the relevant mortgage insurer.

Collection and Enforcement Process

Mortgagors are initially telephoned or notified by mail when their loan falls into arrears.  Reminder letters are sent and telephone calls are made to mortgagors in accordance with the procedures agreed from time to time between ME Bank and MEPM within the first 45 days after falling into arrears.  If the mortgagor has not made any arrangements to remedy payment of the arrears position after a period of 45 days, ME Bank may serve the requisite notice(s) of default on the mortgagor and/or any guarantor advising them that if the default is not remedied within a specified period (in accordance with the terms of the mortgage and/or applicable state or territory laws), ME Bank is entitled to commence enforcement proceedings without further notice.

Once the requisite notice(s) of default have expired, ME Bank may, through Approved Solicitors, enter into possession of the mortgaged property (or initiate proceedings to obtain vacant possession of in accordance with applicable state or territory laws) and/or initiate proceedings for recovery of arrears, principal, interest and other costs and charges.  Service of proceedings in a relevant court of a state or territory is required.  Once a mortgagor is served with a proceeding, the mortgagor and/or any guarantor is given, depending on the jurisdiction, a period of between 10 to 42 days to file an appearance to defend the proceeding and thereafter a further period of 30 days or such other period as the court orders to file a defense, failing which ME Bank, in the name of the mortgagee, may apply to the court for default judgment in favor of ME Bank in the name of mortgagee.  ME Bank may then apply in the name of the mortgagee for a writ or warrant of possession of the mortgaged property.  If granted, a writ or warrant of possession is actioned by a nominated officer of the relevant court, called a sheriff, who will obtain vacant possession of the property and evict any unlawful occupiers.  Where appropriate, ME Bank may resort to self help and may also re-enter and take possession of the mortgaged property without an order of the court for possession.  Once in possession, a Valuation and appraisals are obtained and a reserve/listing price is set for sale by way of auction or private treaty.  The enforcement processes described above assume that the mortgagor has either taken no action or has not honored any commitments made in relation to the delinquency to the satisfaction of ME Bank and the mortgage insurers.

It should also be noted that ME Bank's ability to exercise its power of sale on the mortgaged property is dependent upon compliance with the statutory requirements designated by the relevant state or territory laws relating to the giving of notices.  In addition, there may be factors outside the control of ME Bank such as whether the mortgagor opposes the orders for possession and the sale of the mortgaged property.  These issues may affect the length of time between the decision of ME Bank to exercise its power of sale and final completion of the sale.

The collection and enforcement procedures may change from time to time in accordance with business judgment and changes to legislation and guidelines established by the relevant regulatory bodies.

Representations and Warranties regarding the Housing Loans

ME Bank makes various representations and warranties in relation to each mortgage, including the representations and warranties made pursuant to the mortgage origination and management agreement and the bond issue confirmation certificate set forth under "Description of the Assets of a Fund—Representations and Warranties Regarding the Housing Loans" in this base prospectus.

Upon creation of each fund, ME Bank must certify to the issuer trustee and MEPM with respect to various matters, including confirmation of receipt of a Solicitor's Certificate and that, to the best of its knowledge, all representations and warranties above are true in relation to the mortgages.

Breach of Representations and Warranties

If MEPM determines that any representation or warranty by ME Bank in the mortgage origination and management agreement or the bond issue confirmation certificate with respect to a mortgage forming part of the fund is false or misleading, MEPM must request the trustee of another fund in the SMHL program and, upon such request, the trustee of that other fund will be obligated to (at the election of MEPM) repurchase the mortgage from the fund, repurchase the mortgage from the fund and substitute a mortgage for inclusion in the assets of the fund or substitute a mortgage for inclusion in the assets of the fund, as set forth under "Description of the Assets of a Fund—Breach of Representations and Warranties" in this base prospectus.

Powers under the Mortgage Origination and Management Agreement

The function of servicing the housing loans of a series will be vested in ME Bank and it will be entitled to service the housing loans to the exclusion of the issuer trustee.  ME Bank will have the express power to exercise all of the rights, powers and discretions conferred on the issuer trustee as mortgagee of the housing loans pursuant to the loan agreement or by any law governing such agreement.  ME Bank must exercise these powers with the same degree of skill and care as would be used by a responsible and prudent mortgagee and in accordance with:

•	the mortgage origination and management agreement; and

•	the requirements of any mortgage insurance policy covering the mortgage.

Such powers include the powers:

•	to release a borrower from any amount owing where ME Bank has written-off or determined to write-off that amount or where it is required to do so by a court or other binding authority;

•
subject to the preceding paragraph, to waive any right in respect of the housing loans and their securities, except that ME Bank may not increase the term of a housing loan beyond 30 years, or such other term as may be specified in the prospectus supplement for a series, from its settlement date unless required to do so by law or by the order of a court or other binding authority or if, in its opinion, such an increase would be made or required by a court or other binding authority;

•	to release or substitute any security for a housing loan in accordance with the relevant mortgage insurance policy;

•
to consent to subsequent securities over a mortgaged property for a housing loan, provided that the security for the housing loan retains priority over any subsequent security for at least the principal amount and accrued and unpaid interest on the housing loan plus any extra amount determined in accordance with ME Bank's policies and procedures;

•
to institute litigation to recover amounts owing under a housing loan; however, ME Bank is not required to do so if, based on advice from internal or external legal counsel, it believes that the housing loan is unenforceable or such proceedings would be uneconomical;

•	to take other enforcement action in relation to a housing loan as it determines should be taken; and

•	to compromise, compound or settle any claim in respect of a mortgage insurance policy or a general insurance policy in relation to a housing loan or a mortgaged property for a housing loan.

Actions to be undertaken under the Mortgage Origination and Management Agreement

As part of the servicing arrangements under:

•	the mortgage origination and management agreement; and

•	the requirements of any mortgage insurance policy covering the mortgage,

ME Bank must exercise all the powers as set out under "—Powers under the Mortgage Origination and Management Agreement" and perform all of the obligations and functions of the issuer trustee, as mortgagee, under the housing loans, including corresponding with borrowers, preparing and sending statements of account to borrowers and enforcing mortgages.  ME Bank will undertake, among other things, the following:

•	to make reasonable efforts to collect all moneys due under the housing loans and related mortgages and pay them into the collection account;

•
in accordance with the mortgage origination and management agreement, to take action in accordance with its normal enforcement procedures to enforce the relevant housing loan and the related mortgage to the extent it determines to be appropriate;

•
to act in accordance with the terms of any mortgage insurance policies, not do or omit to do anything which could be reasonably expected to prejudicially affect or limit its rights or the rights of the issuer trustee under or in respect of a mortgage insurance policy, and promptly make a claim under any mortgage insurance policy when it is entitled to do so and notify MEPM when each such claim is made;

•
to notify the issuer trustee and the designated rating agencies if it becomes actually aware of the occurrence of any default by ME Bank under the mortgage origination and management agreement or any unremedied breach of a representation or warranty by ME Bank;

•	to obtain and maintain all authorizations, filings and registrations necessary to properly service the housing loans;

•
to not consent to the creation or existence of any security interest in favor of a third party in relation to any mortgaged property which would rank before or equal with the related housing loan and mortgage or allow the creation or existence of any other security interest in the mortgaged property unless priority arrangements are entered into with such third party under which the third party acknowledges that the housing loan and the related mortgage ranks ahead in priority to the third party's security interest on enforcement for an amount not less than the principal amount (plus accrued unpaid interest) outstanding on the mortgage loan plus such other amount as ME Bank determines in accordance with ME Bank's procedures manual or its ordinary course of business;

•	to not, except as required by law, release a borrower or otherwise vary or discharge any housing loan or mortgage where it would have a material adverse effect on the relevant fund;

•	to set the interest rate on the housing loans in accordance with the requirements of the supplementary bond issue notice;

•
subject to the provisions of the Privacy Act 1988 (Cth) and its duty of confidentiality to its clients, to promptly make available to MEPM, the auditor of the corresponding fund and the issuer trustee any books, reports or other oral or written information and supporting evidence of which ME Bank is aware that they reasonably request with respect to the fund or the assets of the fund or with respect to all matters in respect of the activities of ME Bank with respect to the housing loans and related mortgages for a series.

Evidence as to Compliance

The servicer is required to deliver to the depositor, on or before September 1 of each year, commencing in [       ]:

•
a report regarding its assessment of compliance during the preceding calendar year ended June 30 with all applicable servicing criteria set forth in Item 1122 of Regulation AB with respect to mortgage-backed securities transactions involving the servicer, as well as similar reports on assessment of compliance received from certain other parties participating in the servicing function as required by relevant SEC regulations;

•
with respect to each assessment report described immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant SEC regulations; and

•	a servicer compliance certificate, signed by an authorized officer of the servicer, to the effect that:

○	a review of the servicer's activities during the reporting period and of its performance under the mortgage origination and management agreement has been made under such officer's supervision;

○
to the best of such officer's knowledge, based on such review, the servicer has fulfilled all of its obligations under the servicing agreement in all material respects throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

The servicer or MEPM will cause (i) each other party, if any, participating in the servicing function with respect to more than 5% of the housing loans of a fund to deliver to the depositor, on or before September 1 of each year, commencing in [       ], an assessment of compliance with all applicable servicing criteria set forth in Item 1122 of Regulation AB and an attestation report with respect to itself and (ii) each other servicer or subservicer of at least 10% of the housing loans to deliver to the depositor, on or before September 1 of each year, commencing in [       ], a servicer compliance certificate with respect to its servicing activities.

For so long as the fund for a series is required to report under the Securities Exchange Act of 1934, the servicer will, if requested by the depositor, file all such assessments of compliance, attestation reports and servicer compliance certificates with the SEC as part of a report on Form 10-K filed in respect of the relevant fund.  ME Bank's obligation to deliver to the depositor all assessments of compliance, attestation report or servicer compliance certificates described above and, if requested, to file the same with the SEC, is limited to those reports prepared by the servicer and, in the case of reports prepared by any other party, those reports actually received by the servicer on or before September 30 in each year.

Collections

ME Bank must ensure that all moneys paid or payable in connection with any mortgage or received, receivable or realized in connection with the enforcement of any defaulting mortgage are deposited in an account in the name of the issuer trustee designated by MEPM from time to time.  See "Description of the Offered Notes—Collections" in this base prospectus.

Maintenance of Records

ME Bank must keep accounting and other records which correctly record and explain:

•	the origination and settlement of each mortgage;

•	the entering into all Mortgage Documents;

•	all payments made or received in connection with each mortgage;

•	all actions taken in exercise of any power granted to it under the agreement; and

•	the financial position at any time in relation to each mortgage.

All records described above will be property of the issuer trustee.  ME Bank must give adequate access to the records to the issuer trustee and MEPM, including producing any books for inspection, taking copies and provision of computer access.

Reports

ME Bank must provide to MEPM periodic reports at the times and in the form required as agreed from time to time between ME Bank and MEPM.  It must also notify MEPM promptly upon becoming aware of any event or circumstance which it reasonably considers likely to have material adverse effect on its ability to comply with its obligations under the mortgage origination and management agreement.

Servicing Compensation and Expenses

ME Bank will be entitled to a servicing fee in respect of a fund, payable in arrears on each relevant payment date, as specified in the prospectus supplement for that fund.

ME Bank must pay from such fee all costs and expenses incurred in connection with performing of its obligations under the mortgage origination and management agreement, except for certain specified expenses in connection with, among other things, costs, expenses or disbursements incurred in performance of ME Bank's obligations relating to the enforcement of a housing loan or a mortgage or provisions of the mortgage insurance as described under "—Liability of ME Bank under the Mortgage Origination and Management Agreement", which amounts are recoverable from the assets of the fund.

Liability of ME Bank under the Mortgage Origination and Management Agreement

ME Bank will fully indemnify the issuer trustee and MEPM against all losses, liabilities, costs and expenses incurred by either of them as a result of:

•	any negligence, fraud or breach of duty by ME Bank;

•	any default under or breach by ME Bank of the mortgage origination and management agreement; and

•	any breach by ME Bank of any representations and warranty contained in the mortgage origination and management agreement.

ME Bank will also indemnify the issuer trustee for all stamp duty, taxes, registration and similar fees and charges payable, but not so paid, by a mortgagor on or in connection with a mortgage.  The issuer trustee will reimburse ME Bank out of collections from mortgages for all costs, expenses and disbursements:

•
incurred by ME Bank in connection with its obligations following the occurrence of an event of default under a mortgage or any cancellation, termination or lapse of mortgage insurance under a mortgage;

•
incurred by ME Bank in connection with ME Bank's payment of stamp duty, taxes, registration and similar fees and charges payable, but not so paid, by a mortgagor on or in connection with a mortgage; and

•
for all costs, expenses and disbursements incurred by ME Bank, plus interest in respect of such amounts, to the extent that such costs, expenses and disbursements are paid by a mortgagor in accordance with its obligations under the respective mortgage.

Termination of the Mortgage Origination and Management Agreement

MEPM as manager of each fund may, on behalf of the issuer trustee, terminate the mortgage origination and management agreement immediately by notice in writing to ME Bank if:

•
ME Bank breaches any of its obligations under the mortgage origination and management agreement and does not remedy the breach within 10 Banking Days of a notice from the issuer trustee or MEPM of such breach;

•	any representation or warranty made by ME Bank in the mortgage origination and management agreement proves to be untrue in any material respect;

•	an Insolvency Event occurs in relation to ME Bank; or

•	it becomes unlawful for ME Bank to perform the services under the mortgage origination and management agreement in relation to that fund.

ME Bank must provide notice of the occurrence of any of the above events to MEPM and each designated rating agency.

ME Bank may terminate the mortgage origination and management agreement by giving at least three months' written notice to the issuer trustee and MEPM.

ME Bank indemnifies the issuer trustee and MEPM for losses caused by ME Bank's negligence, fraud, breach of a duty, representation, warranty or agreement in the mortgage origination and management agreement, including a failure to provide three month's notice upon termination of the mortgage origination and management agreement.

Back Up Servicer

Perpetual Corporate Trust Limited

Unless otherwise specified in the prospectus supplement for a series, pursuant to the standby servicing agreement, Perpetual Corporate Trust Limited will serve as back up servicer for each series.  Perpetual Corporate Trust Limited was incorporated as ANZ Executors Nominees (NSW) Ltd in 1960 under the Companies (New South Wales) Code (Subsection 72(9)) as a public company and, after name changes in 1990 and 2006, is now known as Perpetual Corporate Trust Limited.  Perpetual Corporate Trust Limited operates as a limited liability public company under the Corporations Act 2001 (Cth).  Perpetual Corporate Trust Limited's registered office is located at Level 12, 123 Pitt Street, Sydney, NSW 2000.  Perpetual Corporate Trust Limited's principal activities are the provision of services as trustee, executor, administrator, attorney and agent and other fiduciary services.

Perpetual Trustee Company Limited, a related body corporate of the back up servicer, has obtained an Australian Financial Services License under Part 7.6 of the Corporations Act 2001 (Cth) (Australian Financial Services License No. 236643).  Perpetual Trustee Company Limited has appointed Perpetual Corporate Trust Limited to act as its authorized representative under that license (Authorized Representative No. 266799).

Perpetual Corporate Trust Limited has acted as back up servicer for all of the funds established under the SMHL program since 2001.

The Back Up Servicer

Under the standby servicing agreement, upon the termination of the mortgage origination and management agreement, the back up servicer will be deemed a party to the mortgage origination and management agreement and will be bound by the applicable terms of, and obliged to perform the duties of the servicer under mortgage origination and management, agreement until the earlier of:

•	the appointment of a replacement servicer; and

•	the termination of the back up servicer under the mortgage origination and management agreement as described under "—Termination of the Mortgage Origination and Management Agreement";

•	the termination of the appointment of the back up servicer upon the appointment of a replacement back up servicer under the standby servicing agreement.

Fees and Expenses of the Back Up Servicer

The back up servicer will be entitled to the servicing fee payable with respect to the general management of mortgages under the mortgage origination and management agreement in arrears on each relevant payment date specified in the corresponding prospectus supplement for that fund.

These fees will be increased to take into account any liability for goods and services tax in respect of the fee.  However, MEPM may be entitled to a tax credit in respect of this increase.

Termination of the Back Up Servicer

The back up servicer or MEPM may terminate the standby servicing agreement upon three months' written notice to each party to the standby servicing agreement, provided that before termination of the standby servicing agreement, the issuer trustee appoints a replacement back up servicer and each designated rating agency confirms that such appointment will not have an adverse effect on the rating of the notes of each fund.

Amendments to the Mortgage Origination and Management Agreement

ME Bank and the issuer trustee may amend the mortgage origination and management agreement with respect to a fund in writing after giving prior notice of the proposed amendment to the designated rating agencies and the designated rating agencies have confirmed that the amendment will not result in an adverse effect on the rating of any notes.

Unless otherwise specified in the prospectus supplement for a series, ME Bank, the issuer trustee, MEPM and the Class A note trustee may alter, add to or modify the mortgage origination and management agreement with respect to a fund, so long as such alteration, addition or modification is:

•	to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

•
in the opinion of the issuer trustee, necessary to comply with the provisions of any law or regulation or with the requirements of the government of any jurisdiction, any department, commission, office of any government or any corporation owned or controlled by any government;

•
in the opinion of the issuer trustee, appropriate or expedient as a consequence of an amendment to any statute or regulation or altered requirements of the government of any jurisdiction, any department, commission, office of any government or any corporation owned or controlled by any government, including, without limitation, an alteration, addition or modification which is, in the opinion of the Class A note trustee, appropriate or expedient as a consequence of the enactment of a statute or regulation or an amendment to any statute or regulation or ruling by the Australian Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to any of the SMHL funds established under the master trust deed; or

•	in the reasonable opinion of the issuer trustee, neither prejudicial nor likely to be prejudicial to the interest of the holders of the Class A notes (other than any A$ denominated Class A notes).

Where, in the reasonable opinion of the Class A note trustee, a proposed alteration, addition or modification to the mortgage origination and management agreement (other than an alteration, addition or modification as described above) is prejudicial or likely to be prejudicial to the interests of the holders of the Class A notes (other than any A$ denominated Class A notes), such alteration, addition or modification may only be effected by the Class A note trustee, MEPM and the issuer trustee with the prior written consent of the holders of Class A notes (other than any A$ denominated Class A notes) holding at least 75% of the aggregate Invested Amount of the Class A notes (other than any A$ denominated Class A notes) of a series calculated and expressed in the A$ Equivalent, and in any case, with respect to the offered notes, in compliance with the Trust Indenture Act of 1939.

Unless otherwise specified in the prospectus supplement for a series, MEPM must provide a copy of all proposed amendments to the mortgage origination and management agreement to each designated rating agency at least 10 Banking Days (or such period as may from time to time be agreed by MEPM with each designated rating agency) prior to the amendment taking effect.

Custody of the Housing Loan Documents

ME Bank must promptly deliver or cause to be delivered to the issuer trustee all Mortgage Documents which come in its possession, except where the issuer trustee consents to ME Bank holding the documents.

Prepayment and Yield Considerations

The following discussions of prepayment and yield considerations is general in nature and reference is made to the discussion in each prospectus supplement for a series regarding prepayment and yield considerations particular to that series.

General

The rate of principal payments and aggregate amount of payments on the notes and the yield to maturity of the notes will relate to the rate and timing of payments of principal on the housing loans.  The rate of principal payments on the housing loans will in turn be affected by the amortization schedules of the housing loans and by the rate of principal prepayments, redraws [and any top-up loans], including for this purpose prepayments resulting from refinancing, liquidations of the housing loans due to defaults, casualties, condemnations and repurchases by ME Bank.  Subject, in the case of fixed rate housing loans, to the payment of any applicable fees and break costs, the housing loans may be prepaid by the mortgagors at any time.

Prepayments

Prepayments, liquidations and purchases of the housing loans, including the optional purchase of the remaining housing loans in connection with the termination of a fund, will result in early payments of principal amounts on the notes.

Since the rate of payment of principal of the housing loans cannot be predicted and will depend on future events and a variety of factors, we cannot assure you as to the rate of payment or the rate of principal prepayments.  The extent to which the yield to maturity of any note may vary from the anticipated yield will depend upon the following factors:

•	the degree to which a note is purchased at a discount or premium; and

•	the degree to which the timing of payments on the note is sensitive to prepayments, liquidations and purchases of the housing loans.

A wide variety of factors, including economic, demographic, geographic, legal, tax, social and other factors may affect the fund's prepayment experience with respect to the housing loans.  For example, under Australian law, unlike the law of the United States, interest on loans used to purchase a principal place of residence is not ordinarily deductible for taxation purposes.  However, borrowers who prepay fixed rate housing loans in Australia are generally subject to prepayment penalties.

There is no assurance that the prepayment of the housing loans included in the related fund will conform to any level of any prepayment standard or model specified in the prospectus supplement.

Weighted Average Lives

The weighted average life of a note refers to the average amount of time that will elapse from the date of issuance of the note to the date the amount in respect of principal repayable under the note is reduced to zero.

Usually greater than anticipated principal prepayments will increase the yield on notes purchased at a discount and will decrease the yield on notes purchased at a premium.  The effect on yield due to principal prepayments occurring at a rate that is faster or slower than the rate anticipated will not be entirely offset by a subsequent similar reduction or increase, as applicable, in the rate of principal payments. The amount and timing of delinquencies and defaults on the housing loans and the recoveries, if any, on defaulted housing loans and foreclosed properties will also affect the weighted average life of the notes.

Legal Aspects of the Housing Loans

The following discussion is a summary of the material legal aspects of Australian residential housing loans and mortgages in the relevant states and territories of Australia.  It is not an exhaustive analysis of the relevant law.  Some of the legal aspects are governed by the law of the applicable state or territory.  Laws may differ between states and territories.  The summary does not reflect the laws of any particular jurisdiction or cover all relevant laws of all jurisdictions in which a mortgaged property may be situated, although it reflects the material aspects of the laws of New South Wales (except where it expressly provides otherwise), without referring to any specific legislation of that state.  Purchasers of the offered notes should consult their own legal advisers for advice on the legal aspects of Australian residential housing loans and mortgages.

The prospectus supplement for a series will provide additional information regarding the legal aspects of Australian residential housing loans and mortgages which are considered material for that series or updates to the legal analysis in this section as a result of changes in law or in the interpretation of that law.

General

There are two parties to a mortgage.  The first party is the mortgagor, who is either the borrower and homeowner or, where the relevant loan is guaranteed and the guarantee is secured by a mortgage, the guarantor.  The mortgagor grants the mortgage over its property.  The second party is the mortgagee, who is the lender.  Each housing loan will be secured by a mortgage which has a first ranking priority in respect of the mortgaged property over all other mortgages granted by the relevant borrower or guarantor and over all unsecured creditors of the borrower or guarantor, except in respect of certain statutory rights such as some rates and taxes, which are granted statutory priority.  Each borrower under the housing loans is prohibited under its loan documents from creating another mortgage or other security interest over the relevant mortgaged property without the consent of the mortgagee.

Nature of Housing Loans as Security

There are a number of different forms of title to land in Australia.  The most common form of title in Australia is "Torrens title."

Torrens Title

Torrens title land is freehold or leasehold title, interests in which are created by registration in the central land registries of the relevant state or territory.  Each parcel of land is represented by a specific certificate of title.  The original certificate is retained by the registry, and in most states and territories a duplicate certificate is issued to the owner who then provides it to the mortgagee as part of the security for the housing loan.  Any dealing with the relevant land is carried out by pro forma instruments which become effective on registration and which normally require production of the duplicate certificate of title.

The Torrens title system differs from that in the United States in that it is a statutory based system of indefeasible title by registration with a central land registry.  This means that conclusive evidence of a proprietor's title to the land can be ascertained from examination of the register, and upon registration a proprietor's interest is not dependent on his predecessor's title.  As a result it is not necessary to investigate the previous chain of title for the property, or obtain title insurance to guarantee valid title.  Additionally, under the Torrens title system, transfer of title occurs by way of registration, rather than being effected by a deed.

Ordinarily the relevant certificate of title, or any registered plan and instruments referred to in it, will reveal the relative position and dimensions of the land, the present owner, and any registered leases, registered mortgages, registered easements and other registered dealings to which it is subject.  The certificate of title is conclusive evidence, except in limited circumstances, such as fraud, of the matters stated in it.

Some Torrens title property securing housing loans and thus comprised in the mortgaged property, will be "strata title" or "stratum title" or "Crown leasehold".

Strata Title

"Strata title" was developed to enable the creation of and dealings with apartment units similar to condominiums in the United States.  The rights and obligations of the apartment owners are governed by strata title legislation in the state or territory in which the property is situated.  Some parts of the legislation (for example the rules governing the conduct of the building) can be varied for a particular strata scheme when the scheme is first created and registered, or by agreement of the requisite majority of the apartment owners following registration.  Each proprietor has title to, and may freely dispose of, their apartment unit.  The building itself and the land, and public parts of the building such as stairwells, entrance lobbies and similar, are known as "common property" and are held on a separate title and owned by the "body corporate" or "owners corporation".  All proprietors are members of the body corporate, which manages and administers the strata scheme and levies members for costs of maintenance, insurance and the like.  The body corporate can enforce the levy as a debt and has statutory rights enforceable against an apartment owner.

Only Torrens title land can be subject to strata title in this way, and so the provisions referred to in this section in relation to Torrens title apply to the tile in an apartment unit held by a strata proprietor.

Stratum Title

A stratum subdivision is a Torrens Title subdivision with one or more lots limited in height, depth or both.  While there are facilities and areas shared by the stratum lot owners there is no concept of common areas as all parts of a building or parcel must be owned by the owner of one of the stratum lots.  Accordingly, there is normally a contractual arrangement between the stratum lot owners in relation to the shared areas and facilities.

A stratum lot subdivision may also occur in conjunction with a strata subdivision whereby part of the building or parcel is a stratum lot or lots and part of the building or parcel is a strata scheme.

Company Title

Company Title is not strictly speaking title to land.  In Company Title, the company owns the land and all of the individual lots.  An owner only owns shares in the company.  The ownership of these shares entitles the owner to occupy a lot within the company's building.

Old System Title

Old System Title (or General Law Title) is a system of title where a purchaser receives a title that is only as good as that which the vendor had to sell, and has to trace the ownership of the property from a "good root of title".  Old System Title is still in operation in Australia, although the proportion of land under Old System titles is rapidly declining.

Community Title

In some jurisdictions there exists the concept of "Community Title"; it incorporates principles and concepts similar to those used in strata title.

Residential Crown Leasehold in the Australian Capital Territory

All land in the Australian Capital Territory is owned by the Commonwealth of Australia and is subject to a leasehold system of land title known as Crown leasehold.  Dealings with these leases are registered under the Torrens title system.  Mortgaged property in that jurisdiction comprises a lease from the Commonwealth and developments on the land are subject to the terms of that lease.  Any such lease:

•
cannot have a term exceeding 99 years, although the term can be extended under a straightforward administration process in which the only qualification to be considered is whether the land may be required for a public purpose; and

•	where it involves residential property, is subject to a nominal rent.

As with other Torrens title land, the borrower's leasehold interest in the land is entered in a central register and the borrower may deal with his or her leasehold interest, including granting a mortgage over the property, without consent from the government.

Other Crown Leasehold

Crown land is land that is the property of the Commonwealth, a state or a territory of Australia.  Legislation of the Commonwealth and various states and territories provides for the granting of leasehold interests in Crown land.  A Crown lease is a lease of Crown land granted in accordance with the applicable legislation.  The legislation, which is different for each state and territory, strictly circumscribes the capacity of the Crown to grant a Crown lease.

Depending on the legislation within each state or territory of Australia, leasehold interests in Crown land may be registered under the Torrens system of title or they may not.

Depending on the jurisdiction, a Crown lease may be granted for a term of years or in perpetuity.  Save to the extent that the applicable legislation, or the terms and conditions of the Crown lease, provide otherwise the basic incidents of a Crown lease are similar to the incidents of a normal lease.  For instance, the lessee will normally be required to pay a rent, the lessee can only use the property for a specified purpose and the lessor can forfeit the lease in certain circumstances.  In some Crown leases the lessee can be required to carry out improvements to the property.  Some Crown leases contain break clauses which, subject to the payment of compensation, enable the Crown to terminate the lease if the land is needed for a specified purpose.

The specific rights pertaining to, and obligations arising from, a Crown lease are determined by the relevant legislation and the terms and conditions of the lease.

Duration of Leasehold Interest

In all cases, where mortgaged property consists of a leasehold interest, the unexpired term of the lease exceeds the term of the housing loan secured by that mortgaged property.

Native Title

Crown leasehold property may become subject to native title claims.  Native title to particular property is based on the traditional laws and customs of indigenous Australians and is not necessarily extinguished by grants of Crown leases over that property.  The extent to which native title exists over property, including property subject to a Crown lease, depends, among other things, on how that property was previously used by the indigenous claimants asserting native title, the nature and extent of the connection between the land in question and the indigenous claimants, and whether the native title has been extinguished by the granting of the leasehold interest.  If the lease confers the right of exclusive possession over the property, which is typically the case with residential leases, the Courts have held that native title over the relevant property would be extinguished.  Whether a lease confers exclusive possession will depend on a construction of the lease and the legislation under which the lease was granted.

Taking Security Over Land

The law relating to the granting of securities over real property is made complex by the fact that each state and territory has separate governing legislation.  The following is a brief overview of some issues involved in taking security over land.

Under Torrens title, registration of a mortgage using the prescribed form executed by the mortgagor is required in order for the mortgagee to obtain both the remedies of a mortgagee granted by statute and the relevant priorities against other secured creditors.  To this extent, the mortgagee is said to have a legal or registered title.  However, registration does not transfer title in the property and the mortgagor remains as legal owner.  Rather, the Torrens title mortgage takes effect as a statutory charge or security only.  The Torrens title mortgagee does not obtain an "estate" in the property but does have an interest in the land which is recorded on the register and the certificate of title for the property.  A search of the register by any subsequent creditor or proposed creditor will reveal the existence of the prior registered mortgage.

In most states and territories, a mortgagee will retain a duplicate certificate of title which mirrors the original certificate of title held at the relevant land registry office.  Although the certificate is not a document of title as such, the procedure for replacement is sufficiently onerous to act as a deterrent against most mortgagor fraud.  Failure to retain the certificate may in certain circumstances constitute negligent conduct resulting in a postponement of the mortgagee's priority to a later secured creditor.

In Queensland, under the Land Title Act 1994 (Qld), duplicate certificates of title are no longer issued to mortgagees as a matter of practice.  A record of the title is stored on computer at the land registry office and the mortgagee is registered on that computerized title.  However, a copy of the computer title can be used and held by the mortgagee.  In Western Australia, under the Transfer of Land Act 1893 (WA), duplicate certificates of title are optional at the election of the registered proprietor.

Once the borrower has repaid his or her debt, a discharge of mortgage executed by the mortgagee is lodged with the relevant land registry office by the mortgagor or the mortgagee and the mortgage will then be removed from the certificate of title for the property.

In general, an interest created by a Crown lease can be mortgaged, subject, however, in some cases, to the consent of the relevant Minister for the Crown.  A common control imposed upon a Crown lease is a requirement that assignment can take place only with the consent of the relevant Minister of the Crown.

In Queensland, mortgagees intending to lodge freehold or leasehold land mortgages for registration are required to take "reasonable steps" to verify the identity of the person executing the instrument.  If a mortgagee fails to verify the identity of a mortgagor and it is found that the mortgage was obtain by fraud, the mortgagee may lose its indefeasible title.  Further, the mortgagee may not be entitled to compensation by the state of Queensland for the loss of indefeasible title if the loss can be fairly attributed to the mortgagee's failure to verify the identity of the mortgagor.  Copies of evidence of identity must be kept by the mortgagee for a period of seven years.  If the execution of a mortgage involves fraud against the registered proprietor but "reasonable steps" were taken by the mortgagee to verify the identity of the mortgagor, the mortgagee will retain indefeasibility of title but the amount of costs and interest recoverable when exercising a power of sale may be limited.

Enforcement of Registered Mortgages

Subject to the discussion in this section, if a borrower defaults under a housing loan the loan documents provide that all moneys under the housing loan may be declared immediately due and payable.  In Australia, a lender may sue to recover all outstanding principal, interest and fees under the personal covenant of a borrower contained in the loan documents to repay those amounts.  In addition, the lender may enforce a registered mortgage in relation to the defaulted loan.  Enforcement may occur in a number of ways, including the following:

•
The mortgagee may enter into possession of the property.  If it does so, it does so in its own right and not as agent of the mortgagor, and so may be personally liable for mismanagement of the property and to third parties as occupier of the property.

•	The mortgagee may, in limited circumstances, lease the property to third parties.

•
The mortgagee may foreclose on the property.  Under foreclosure procedures, the mortgagee extinguishes the mortgagor's title to the property so that the mortgagee becomes the absolute owner of the property, a remedy that is, because of procedural constraints, rarely used.  If the mortgagee forecloses on the property, it loses the right to sue the borrower under the personal covenant to repay and can look only to the value of the property for satisfaction of the debt.

•
The mortgagee may appoint a receiver to deal with income from the property or exercise other rights delegated to the receiver by the mortgagee.  A receiver is expressed to be the agent of the mortgagor and so, unlike when the mortgagee enters possession of property, in theory the mortgagee is not liable for the receiver's acts or as occupier of the property.  In practice, however, the receiver will require indemnities from the mortgagee that appoints it.

•
The mortgagee may sell the property, subject to various duties to ensure that the mortgagee exercises proper care in relation to the sale.  This power of sale is usually expressly contained in the Mortgage Documents, and is also implied in registered mortgages under the relevant Torrens title legislation in each state or territory.  The Torrens title legislation prescribes certain forms and periods of notice to be given to the mortgagor prior to enforcement.  A sale under a mortgage may be by public auction or private treaty subject to the mortgagee's duty to obtain a fair price.  Once registered, the purchaser of property sold pursuant to a mortgagee's power of sale becomes the absolute owner of the property.  Provided that the mortgagee has not exchanged contracts for the sale of the mortgaged property (or otherwise irrevocably bound itself to sell to a third party), the borrower may always discharge the mortgage by tendering to the mortgagee all monies owed to it.

A mortgagee's ability to call in all amounts under a housing loan or enforce a mortgage which is subject to the National Credit Code is limited by various demand and notice procedures which are required to be followed.  For example, as a general rule enforcement cannot occur unless the relevant default is not remedied within 30 days after a default notice in a prescribed form is given.  Borrowers may also be entitled to initiate negotiations with the mortgagee for a postponement of enforcement proceedings.

Concerning Crown leases, in some jurisdictions, foreclosure requires the consent of the Minister of the Crown.  In Queensland there does not appear to be any power to foreclose.  In some jurisdictions there is a restriction upon the period for which possession may be retained by a mortgagee who enters into possession in exercise of its security rights over a Crown lease.  In some jurisdictions there is a specified procedure to be followed where a mortgagee wishes to sell a mortgaged Crown lease.

Penalties and Prohibited Fees

Australian courts will not enforce an obligation of a borrower to pay default interest on delinquent payments if the court determines that the relevant default interest rate is a penalty in the sense that it exceeds a reasonable estimate of the loss resulting from the default.  Certain jurisdictions prescribe a maximum recoverable interest rate, although in most jurisdictions there is no specified threshold rate to determine what is a penalty.  In those circumstances, whether a rate is a penalty or not will be determined by reference to such factors as the prevailing market interest rates.  The National Credit Code does not impose a limit on the rate of default interest, but a rate which is too high may entitle the borrower to have the loan agreement re-opened on the ground that it is unjust.  Under the Corporations Act 2001 (Cth), where a company is being wound up, the liquidator of a company may avoid a loan under which an extortionate interest rate is levied.

The National Credit Code requires that any fee or charge to be levied by the lender must be provided for in the contract, otherwise it cannot be levied.  The regulations under the National Credit Code may also from time to time prohibit certain fees and charges.  The National Credit Code also requires that establishment fees, early termination fees, prepayment fees and interest rate increases must not be unconscionable otherwise they may be reduced or set aside.

Bankruptcy and Insolvency

The insolvency of a natural person is governed by the provisions of the Bankruptcy Act 1966 (Cth).  Generally, secured creditors of a natural person, such as mortgagees under real property mortgages, stand outside the bankruptcy.  That is, the property of the bankrupt which is vested in the trustee in bankruptcy and is available for distribution by the trustee in bankruptcy does not include the secured property.  The secured creditor may, if it wishes, prove, or file a claim, in the bankruptcy proceedings as an unsecured creditor in a number of circumstances, including if it has realized the related mortgaged property and the debt has not been fully repaid in which case it can prove for the unpaid balance.  Certain dispositions of property by a bankrupt may be avoided by the trustee in bankruptcy.  These include where:

•
the main purpose of the disposition was made to prevent the transferred property from becoming divisible among creditors or to hinder or delay the process of making property available for division among creditors;

•	the disposition was made by an insolvent debtor within six months of the petition for bankruptcy and that disposition gave a preference, priority or advantage to a creditor over other creditors; or

•
the disposition involves a transfer of property in the period beginning five years before the commencement of the bankruptcy and ending on the date of the bankruptcy for which consideration of less than market value of the property was given.

The insolvency of a company is governed by the Corporations Act 2001 (Cth).  Again, secured creditors generally stand outside the insolvency except in limited circumstances where certain payments owed to employee creditors must be paid in priority to secured creditors' rights under a floating charge component of a mortgage or security.  However, a liquidator may avoid a mortgage or other security which is voidable under the Corporations Act 2001 (Cth) if it was registered with the Australian Securities and Investments Commission less than six months before the date of the appointment of a liquidator or administrator, or if it was an uncommercial transaction or unfair preference or a transaction for the purpose of defeating, delaying or interfering with the rights of creditors, and that transaction occurred:

•
when the company was insolvent, or an act was done to give effect to the transaction when the company was insolvent, or the company became insolvent because of the transaction or the doing of an act to give effect to the transaction; and

•	within a prescribed period prior to the commencement of the winding up of the company.

In addition, a transaction entered into by the company with, on behalf of, or for the benefit of a director of the company (or a close associate) is voidable against a liquidator of the company if a reasonable person in the company's circumstances would not have entered into the transaction and the transaction was entered into, or an act was done for the purposes of giving effect to the transaction, during the four years ending on the day when the winding up began.  Similarly, a loan to a company in liquidation at extortionate interest or with extortionate charges may be avoided at any time.

The appointment of an administrator to a company will generally give rise to a statutory moratorium which delays enforcement of a mortgage given by a company (unless it is over the whole, or substantially the whole, of the company's assets, in which case the mortgagee may itself appoint an administrator or receiver to the company within 13 business days after the commencement of the administration, or if the administrator otherwise consents).

Environmental

Real property in Australia is subject to a range of environmental laws, which deal with issues such as planning regulation and land contamination.  Most environmental laws in Australia are state-based, and laws may therefore vary among the various Australian states and territories.  Federal laws provide additional regulation in respect of some environmental and planning issues, such as biodiversity conservation and heritage protection.

Planning laws in each state of Australia regulate the way in which land is used and developed and state, regional and local planning policies identify appropriate land uses and impose restrictions on certain types of development.  Those policies and laws may require planning approvals, consents, permits, licenses, declarations and orders to be first obtained for the relevant permissible use or development in order for it to be a lawful use.  Routinely, conditions are imposed on these authorizations.

If land is used or developed in a manner which is not permissible, if an appropriate planning approval has not been obtained or the conditions of an approval are breached, the unlawful use or development may be restrained and penalties may apply.  Proceedings to restrain the unlawful use or development of land will generally be taken by the relevant consent authority, but in some states legislation permits these proceedings to be brought by any person without the need to establish standing.

All Australian jurisdictions regulate the management of and responsibility for contamination and pollution of land.  Liability for the costs associated with the contamination or pollution, such as damage to property, remediation and clean up costs, usually (but not always) rests with the party whose activities are likely to have caused the contamination or pollution.  However, in some circumstances, other parties may also bear responsibility at law for contamination or pollution of land, particularly where the party causing the contamination or pollution is unknown, insolvent or cannot be found.  However, liability in respect of environmentally damaged land, which liability may include the cost of rectifying the damage, may attach to a person who is, for instance, an owner, occupier or person in control of the relevant property. In some states, lenders are expressly excluded from the definitions of one or more of these categories. However, a lender or receiver who takes possession of contaminated mortgaged property or otherwise enforces its security may be responsible as a "notional owner" or person in occupation or control of the relevant property.

In addition to statutory liability, potential liability for contamination migrating from the property or pollution affecting others also arises under common law, attracting risk for the owner or occupier.

In some states, owners, occupiers, polluters and others are legally obliged to inform government agencies on becoming aware that their land is contaminated or polluted.  This is the case even where the source of the contamination and/or the polluter is unknown and a failure to notify when legally required to do so is usually an offense.

Land which becomes the subject of regulation under pollution or contamination legislation may be listed on a public register maintained by the relevant public authority.  Such registers disclose certain declarations and orders made in relation to the land, for example, with respect to remediation or clean up obligations, and provide details of the historical contamination or pollution.

In some states, third party rights to enforce contamination and pollution legislation are available without any need to demonstrate standing.

Regulatory authorities usually have power to require persons whom they hold responsible for contaminated or polluted land to investigate and/or clean up the contamination or pollution. Alternatively, in some states a regulatory authority may carry out investigation work or clean up work itself and recover the cost of doing so from other persons held responsible for the contamination or pollution. In addition, some jurisdictions provide that security interests may be created in favor of a regulatory or public authority over contaminated property to secure payment of its remediation costs. The security interests created over the contaminated land may have priority over pre-existing mortgages. To the extent that the issuer trustee or a receiver appointed on its behalf incurs any such liabilities, it will be entitled to be indemnified out of the assets of the fund.

The breach of an environmental law may also result in criminal prosecution. Generally, large fines can be imposed on corporations and individuals. In some circumstances, managers and directors of offending corporations can be fined or imprisoned. A company cannot lawfully indemnify directors and managers for these fines and no insurance policy will cover these fines. Generally in Australia, parties who have caused pollution are also perpetually liable under statutory law and cannot contract out of their statutory liability to comply with any clean-up or remediation orders (although the costs of compliance may be passed through to third parties as a result of contractual indemnities).

In some states of Australia, parent companies can be held responsible for the clean up of pollution or remediation of contamination caused by subsidiaries. In some states, in certain circumstances directors may attract personal liability if they wind up a company so that the company does not have the financial resources to comply with clean up or remediation orders.

Lenders and their directors and managers are not normally exposed to these risks of prosecution, but in more extreme circumstances they may be found to be liable for failure to prevent pollution at premises over which they have practical control.

In some states, a person may recover the costs of investigation and/or clean up it incurs from the person who caused the contamination or pollution.

Land which is contaminated may also become unsuitable for particular (sensitive) land uses. A consent authority will generally need to be satisfied before it can grant a planning approval that the land is suitable for the proposed use. Where land is contaminated, the consent authority may require independent certification of the completion of remedial works before it can grant planning approval for particular land uses. This may result in conditions attaching to the planning approval requiring remedial action or ongoing monitoring of the contamination.  A misuse or unreasonable use of power by decision makers, such as where a consent authority fails to properly assess contamination and remediation issues in granting a planning approval, may result in an appeal or judicial review of the decision making process.

Insolvency Considerations

The structure of the SMHL program is intended to mitigate insolvency risk.  The housing loans and the other assets of the fund are not assets available to the liquidator or creditors of ME Bank or MEPM in the event of an insolvency of ME Bank or MEPM.

Under Australian law it is not possible to declare a bankruptcy or similar proceeding under the Corporations Act 2001 (Cth) with respect to the fund, as it is not a separate legal entity.  Such declaration or proceeding would need to be made with respect to the issuer trustee in its capacity as trustee of the fund and such declaration or proceeding would only be in relation to the issuer trustee's rights of indemnity over the assets and liabilities of the fund and not any assets and liabilities of the issuer trustee in its personal capacity (absent any acts outside power or in breach of trust by the issuer trustee or any omission of the issuer trustee in breach of trust).

The assets in a fund are the assets of that fund, and are not the assets of any other fund of which the issuer trustee is trustee, nor are they assets of the issuer trustee in its personal capacity.  Accordingly, the assets of a fund will be available to the creditors of that fund only and not to other creditors of the issuer trustee in its personal capacity nor to other creditors of the issuer trustee in its capacity as trustee of any other fund, in the event of an insolvency proceeding affecting the issuer trustee.  If any Insolvency Event occurs with respect to the issuer trustee, the security trust deed may be enforced by the security trustee at the direction of the Voting Secured Creditors.  See "Description of the Transaction Documents—Security Trust Deed—Enforcement of the Charge" in this base prospectus.  Thus, the security created by the security trust deed will stand outside any liquidation of the issuer trustee, and the assets the subject of that security will not be available to the liquidator or any creditor of the issuer trustee, other than a creditor which has the benefit of the security trust deed until the secured obligations have been satisfied (provided, however, that under the Corporations Act 2001 (Cth), certain payments owed to employee creditors must be paid in priority to a secured creditor's rights under a floating charge).  The proceeds of enforcement of the security trust deed are to be applied by the security trustee as set out under "Description of the Transaction Documents—The Security Trust Deed—Priorities under the Security Trust Deed" in this base prospectus.  If the proceeds from enforcement of the security trust deed are not sufficient to redeem the notes in full, some or all of the noteholders will incur a loss.

Tax Treatment of Interest on Australian Housing Loans

Under Australian law, interest on loans used to purchase a person's primary place of residence is not ordinarily deductible for taxation purposes.  Conversely, interest payments on loans and other non-capital expenditures relating to non-owner-occupied properties that generate assessable income to the owner are generally allowable as tax deductions.

National Credit Code

Some or all of the housing loans and related mortgages and guarantees are regulated by the National Credit Code, which replaced the Consumer Credit Code from July 1, 2010.  As under the Consumer Credit Code, under the National Credit Code, a borrower may have a right to apply to a court to make orders in relation to the following, among other things:

•	vary the terms of a housing loan on the grounds of hardship or that it is an unjust contract;

•	annul or reduce a change in the interest rate or methodology of calculation of any interest rate payable payable on a housing loan if the change is unconscionable;

•	annul or reduce any establishment fee, early termination fee or prepayment fee which the court is satisfied is unconscionable;

•	have certain provisions of a housing loan which are in breach of the legislation declared unenforceable or void;

•	obtain an order for a civil penalty against the issuer trustee, the amount of which may be set off against any amount payable by the borrower under the applicable housing loan; or

•	obtain restitution or compensation from the issuer trustee in relation to breaches of the National Credit Code in relation to a housing loan.

A person who provides a guarantee or mortgage security can also apply to a court in some instances.

Where a systemic contravention affects contract disclosures across multiple housing loans, there is a risk of a representative or class action under which a civil penalty could be imposed in respect of all affected housing loan contracts.  If borrowers suffer any loss, orders for compensation may also be made.

Under the National Credit Code, the Australian Securities and Investments Commission is able to make an application to vary the terms of a contract or a class of contracts on the above grounds if this is in the public interest (rather than limiting these rights to affected debtors, as was the case under the Consumer Credit Code).

The issuer trustee is liable for compliance with the National Credit Code.  Any order under the code may affect the timing or amount of interest or principal payments or repayments under the relevant housing loan, which might in turn affect the timing or amount of interest or principal payments or repayments to you under the notes.

In addition, the issuer trustee may be liable for offenses and civil penalties for contravention of the code.

The National Credit Code also imposes a new licensing regime for credit providers and others involved in the provision of consumer credit.  The issuer trustee will be exempt from the requirements to be registered and licensed as a credit provider under that regime if it meets certain conditions, including:

•	satisfying eligibility criteria for status as a “securitization entity”;

•	being a party to a servicing agreement with a registered or licensed person under which that person agrees to perform certain obligations and exercise certain rights of the securitization entity;

•	being a member of one of the two approved external dispute resolution schemes from October 1, 2010; and

•	satisfying "fit and proper person" requirements.

The issuer trustee will be indemnified out of the assets of the relevant fund for offenses and civil penalties and liabilities it incurs under the National Credit Code.  ME Bank has indemnified the issuer trustee against any loss or damage, including civil but not criminal penalties, that the issuer trustee may incur as a result of a failure to comply with the Consumer Credit Code in respect of a mortgage.  Where the issuer trustee is held liable for breaches of the Consumer Credit Code, the issuer trustee must seek relief initially under any indemnities provided to it by ME Bank before exercising its rights to recover against any assets of the fund.

ME Bank will give certain representations and warranties that the mortgages relating to the housing loans complied in all material respects with all applicable laws when those mortgages were entered into.  In addition, ME Bank has undertaken to comply with applicable laws in carrying out its obligations under the transaction documents.  In certain circumstances the issuer trustee may have the right to claim damages from ME Bank where the issuer trustee suffers loss in connection with a breach of the National Credit Code which is caused by the inaccuracy of a relevant representation or a breach of a relevant undertaking.

For further information in relation to the Consumer Credit Code and the National Credit Code, see "Description of the Transaction Documents—The Issuer Trustee—Rights of Indemnity of the Issuer Trustee" and "Description of the Assets of a Fund—Representations and Warranties Regarding the Housing Loans" in this base prospectus.

Privacy

The collection and handling of personal information (including credit reports) about individuals (including debtors, mortgagors and guarantors) is regulated by the Privacy Act 1988 (Cth).  The Act contains, among other things, restrictions on the use and disclosure of personal information.  In most cases, if the collection and handling of personal credit information or reports does not comply with the Act, the contravening party is guilty of an offence punishable by a fine.  Fines are rare.  Contraventions in relation to personal credit information are more likely to result in remedial compliance action having to be taken.  In addition, in relation to the mishandling of any personal information, a person may complain to the Privacy Commissioner, who can investigate the complaint and make a determination that can include a declaration that the complainant is entitled to loss and damage suffered by reason of the act or practice the subject of the complaint.

The determination may be enforced by the Federal Court, which can also hear appeals on merits.  The Privacy Commissioner has other powers including to investigate certain acts and conduct audits.

Anti-Money Laundering and Counter-Terrorism Financing

The Anti-Money Laundering and Counter-Terrorism Financing Act 2006 (Cth) (the 'AML Act') regulates reporting entities. Reporting entities are identified by reference to a list of a multitude of designated services. These include making a loan in the course of carrying on a loans business or the issuing or selling of a security (e.g., a share or debenture) by a company other than a security in the company itself.

The AML Act imposes the following key obligations (amongst others) on reporting entities:

•	the verification of customer identities and collection of account holder information;

•	the reporting of suspicious transactions, significant cash transactions (being payments of A$10,000 or more in cash) and international funds transfer instructions;

•	the retention of records;

•	the adoption of and compliance with an AML programme in managing compliance with their AML obligations and in verifying customer identities; and

•	the conduct of ongoing due diligence of customers in relation to money laundering and financing of terrorism risks.

The AML Act operates subject to the Anti-Money Laundering and Counter-Terrorism Financing Rules Instrument 2007 (No. 1) (the 'AML Rules') and other Anti-Money Laundering and Counter-Terrorism Financing rules which may be made by the Chief Executive Officer of the Australian Transaction Reports and Analysis Centre from time to time. Among other things, the AML Rules outline more detailed risk-based requirements for verifying customer identities and monitoring customer transactions on an ongoing basis. Contravention of the AML Act attracts civil penalties of fines up to A$11 million and certain criminal penalties of imprisonment for up to 10 years and fines up to A$1.1 million.

Australian Tax Matters

The following statements with respect to Australian taxation are the material tax consequences to United States residents of holding offered notes and other non-Australian residents of holding notes are based on advice received by MEPM from Corrs Chambers Westgarth, on the basis of Australian law as in effect on the date of this prospectus (which is subject to change possibly with retrospective effect).  Purchasers of offered notes should consult their own tax advisers concerning the application of the Australian tax laws and the laws of any other taxing jurisdiction of the ownership of or any dealing in the notes to their particular circumstances.

Subject to the discussion in this section, a United States resident holding offered notes and a non-Australian resident holding notes may be subject to Australian tax by virtue of any payment received from the issuer trustee being considered or deemed to be interest, any profit on sale of the note being considered or deemed to be Australian sourced or any payment on transfer of the note being deemed to be interest.  The liability of such a noteholder to Australian tax is discussed below.

Payments of Principal, Premiums and Interest

Australian interest withholding tax - general

It is anticipated that the only payments to be made by the issuer trustee in relation to the offered notes will constitute principal or interest for Australian tax purposes.  Under existing Australian tax law, non-resident holders of notes or interests in any notes (other than persons holding such securities or interests as part of a business carried on at or through a permanent establishment in Australia) potentially may be subject to Australian interest withholding tax on payments of interest or amounts in the nature of interest.  Interest withholding tax is currently levied at the rate of 10% on the gross amount of interest (as defined in section 128A(1AB) of the Income Tax Assessment Act 1936 (Cth) (the "1936 Act")) paid or credited by the borrower.

Interest includes amounts in the nature of interest, amounts paid in substitution for interest and amounts received in exchange for interest in connection with a "washing arrangement".  A premium on redemption may be treated as an amount in the nature of interest for this purpose.  A washing arrangement is an arrangement under which title to a security is transferred to a resident shortly before an interest payment is made and the sole or dominant purpose of the arrangement is to reduce the amount of withholding tax payable.

Interest that is derived by a non-resident carrying on business in Australia at or through a permanent establishment in Australia is not subject to Australian withholding tax but would be subject to Australian income tax.

Australian interest withholding tax - exemptions

Pursuant to section 128F or section 128FA, as applicable, of the 1936 Act, an exemption from Australian interest withholding tax applies to interest paid or credited on notes provided all prescribed conditions are met.

These conditions are:

•	the notes constitute debentures or certain other kinds of debt interests;

•	the issuer trustee is a company (as defined in section 128F of the 1936 Act) or an eligible unit trust (as defined in section 128FA of the 1936 Act) when the notes are issued;

•
the issuer trustee is a company (as defined in section 128F of the 1936 Act) or an eligible unit trust (as defined in section 128FA of the 1936 Act) when the relevant interest is paid on the notes; and

•
the notes, or a global bond or note or interests in such a global bond or note, are issued in a manner which satisfies the public offer test as prescribed under section 128F or section 128FA, as applicable, of the 1936 Act (the "public offer test").

The issuer trustee will seek to issue the offered notes and interests in any offered note in a way that will satisfy the public offer test and otherwise meet the requirements of section 128F or section 128FA, as applicable.  Among other methods, the public offer test can be satisfied where the issue of the notes resulted from them being offered for issue to at least 10 persons each of whom:

•	was carrying on a business of providing finance, or investing or dealing in securities in the course of operating in financial markets (a “financial entity”); and

•	was not known, or suspected, by the issuer trustee to be an associate of any other financial entity.

The public offer test will not be satisfied in relation to the issue of a note if, at the time of issue, the issuer trustee knew or had reasonable grounds to suspect that the note was being, or would later be, acquired directly or indirectly by an associate of the issuer trustee (other than in the capacity of a dealer, manager or underwriter in relation to the placement of the note or a clearing house, custodian, funds manager or responsible entity of a registered scheme) and the associate of the issuer trustee is either:

•	a non-resident and the note is not acquired in carrying on a business at or through a permanent establishment in Australia; or

•	an Australian resident and the note is acquired in carrying on business at or through a permanent establishment in a country outside Australia.

The exemption from Australian withholding tax will also not apply to interest paid by the issuer trustee to an associate of the issuer trustee if, at the time of the payment, the issuer trustee knows, or has reasonable grounds to suspect, that the person is an associate of the issuer trustee and the associate is either:

•	a non-resident and the payment is not received in respect of a note that was acquired in carrying on business at or through a permanent establishment in Australia; or

•	an Australian resident and the payment was received in respect of a note that was acquired in carrying on business at or through a permanent establishment in a country outside Australia; and

the associate does not receive the payment in the capacity of a clearing house, paying agent, custodian, funds manager or responsible entity of a registered scheme.

If, for any reason other than the noteholders holding the offered notes in connection with an Australian permanent establishment, the interest paid by the issuer trustee is not exempt from interest withholding tax, the treaty entitled "Convention between the Government of Australia and the Government of the United States of America for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income" and the protocol amending such treaty (collectively, the "Treaty") would need to be considered.  The Treaty provides generally that interest which has its source in Australia, and to which a United States resident, as defined in the Treaty and who is entitled to that benefit of the Treaty, is beneficially entitled, may be taxed in Australia, but that any tax charged shall not exceed 10% of the gross amount of interest.  As Australian interest withholding tax does not exceed this rate, the Treaty would generally not operate to limit the amount of withholding tax in these circumstances.

However, we note that under the Treaty, interest derived by a resident of the United States, which is a government body (including a body exercising governmental functions), a bank performing central banking functions or a financial institution unrelated to and dealing wholly independently with the payer may not be subject to interest withholding tax in Australia.

Where an offered noteholder who is a resident of a country other than the United States derives interest income not exempt from withholding tax, the application of the relevant double tax agreement, if any, between the country of residence and Australia would need to be considered.

Tax file numbers

There is a requirement under the Taxation Administration Act 1953 (Cth) that an issuer of securities such as the offered notes withhold an amount on account of tax at the highest marginal rate of tax (currently 46.5%) from payments of income on the securities in some circumstances.  This requirement does not apply if the investor in the securities has quoted or is taken to have quoted an Australian tax file number ("TFN") or, if applicable, an Australian Business Number ("ABN") to the issuer of the security.

In the case of a non-resident deriving interest income on the offered notes (other than at or through a permanent establishment in Australia), the non-resident will not be subject to these rules if:

•	section 128F or section 128FA, as applicable, of the 1936 Act applies to exempt the payment of interest from withholding tax; or

•	section 128F or section 128FA, as applicable, of the 1936 Act does not apply and the issuer trustee is required to withhold an amount of tax under the interest withholding tax provisions.

In the case of a non-resident deriving interest income on the offered notes at or through a permanent establishment in Australia, the requirement to withhold tax at the rate of 46.5% will apply unless the non-resident quotes a TFN or, if applicable, an ABN or is able to rely on a relevant exemption from quoting a TFN or an ABN.

Profit on Sale

Income tax

Under existing Australian law, non-resident holders of offered notes who are United States residents entitled to the benefits of the Treaty will not be subject to Australian income tax (other than withholding tax in some circumstances) on "business profits" derived from the sale or disposal of the offered notes unless the gain on the disposal of such notes is attributable to a permanent establishment of the offered noteholder in Australia.

To the extent that an offered noteholder who is a United States resident derives income to which the "business profits" article of the Treaty does not apply and to which no other article applies, then that income will only be subject to tax in Australia if it has an Australian source.

The source of any profit on the disposal of the offered notes will depend on the factual circumstances of the actual disposal.  Where these notes are acquired and disposed of pursuant to contractual arrangements entered into and concluded outside Australia, and any payment is made outside Australia and the seller and the purchaser are non-residents of Australia and do not have a business carried on at or through a permanent establishment in Australia, the profit should not have an Australian source.

Similar consequences would arise to offered noteholders who are residents of countries with which Australia has concluded a comprehensive Double Tax Agreement.

An offered noteholder who is not a resident of a country with which Australia has concluded a comprehensive Double Tax Agreement will only be subject to income tax (other than withholding tax) on income which is sourced in Australia.

Withholding tax

There are specific withholding tax rules that can apply in some circumstances to treat a portion of the sale price of notes as interest for withholding tax purposes.  If an amount is deemed to be interest under these provisions, this interest is not currently covered by the exemption in section 128F or section 128FA, as applicable, of the 1936 Act.  These rules would apply to deem part of the sale proceeds to be interest if the offered notes are sold to an Australian resident in connection with a "washing arrangement" as described above.  If the exemption from withholding tax is available it is unlikely that a sale of an offered note by an offered noteholder would be in connection with a washing arrangement.

Also, legislation provides for withholding obligations on certain payments that are made to foreign residents or received on behalf of foreign residents.  The type of payments affected can be prescribed by regulation but, to date, the categories of payments prescribed do not include the types of payments to be made by the issuer trustee, which are already subject to the existing withholding rules.  Since these obligations are expected to apply only to amounts outside the existing withholding taxes where non-residents are currently subject to Australian taxation, they should not adversely impact the payments made in relation to the transaction.

Tax Liability of the Issuer Trustee

General

Under Australian income tax law, the beneficiary of a trust estate (and not the trustee) is subject to tax on the income of the trust that is determined for tax law purposes ("taxable income") in the same proportion to which it is presently entitled to the amount of income of the trust that is determined for trust law purposes ("trust law income").  If there is an amount of trust law income of the fund in a year and the income unitholder of the fund is presently entitled to that income (as the terms of the master trust deed contemplate), the issuer trustee will not pay Australian income tax on any taxable income of the fund in that year.  Instead, the income unitholder of the fund will pay tax on this amount.

The issuer trustee, however, may have a liability to pay goods and services tax ("GST").

Goods and Services Tax

General

If an entity, such as the issuer trustee, makes a taxable supply it will have to pay GST equal to (generally) one-eleventh of the consideration (inclusive of GST) received for the supply.  However, GST is not payable if an entity makes a GST-free supply or an input taxed supply.  GST-free supplies include supplies that are for consumption outside Australia.  Input taxed supplies include most financial supplies.  GST-free characterization prevails over input taxed characterization in the event of overlap.

An entity may also incur a GST liability in respect of the acquisition (rather than supply) of services from outside Australia where the supply to the entity is not "connected with Australia" and is not wholly for a "creditable purpose" (the "reverse charge" provisions).

To the extent that the supplies made by an entity are taxable supplies or GST-free supplies the entity can obtain a credit for the GST component of the cost of goods and services acquired to make those supplies.

To the extent that the supplies made by an entity are "input taxed", the entity may not be entitled to a full credit (or in some circumstances, any credit) for the GST component of the cost of goods and services acquired to make those supplies.

Application to offered noteholders

On the basis of the current GST legislation, a disposal of an offered note or receipt of interest by a holder of such offered note will not give rise to a GST liability to the noteholder.

Application to the issuer trustee

The issue of the offered notes, the issue of the other classes of notes and the provision of credit under the mortgages will not be taxable supplies by the issuer trustee.  The supply of the notes will, in general, be an input taxed supply.  The issue of the offered notes to non-residents may be a GST-free supply.  As such, the issuer trustee should not incur a GST liability on these supplies.  However, some of the acquisitions made by the issuer trustee may give rise to a GST liability under the reverse charge provisions.

Services provided to the issuer trustee will be a mixture of taxable and input taxed supplies.  If a supply is taxable, the supplier has the primary obligation to account for GST in respect of that supply and must rely on a contractual provision to recoup that GST from the issuer trustee.  Various fees paid by the issuer trustee, including the manager's fee, the issuer trustee's fee and the security trustee's fee will be in consideration of a taxable supply and will be increased to take into account the supplier's GST liability.

GST may increase the cost of repairing or replacing damaged properties offered as security for housing loans.  However, we understand that it is a condition of the loan contracts associated with the mortgages held by the fund that the borrower must maintain full replacement value Property Insurance at all times during the loan term.

In respect of certain specified costs and expenses, the issuer trustee may be entitled to a partial credit for the GST component of those costs and expenses (including any GST liability arising under the reverse charge provisions) to the extent those costs are incurred in making financial supplies.  The issuer trustee would be entitled to a full credit for the GST component of its costs and expenses to the extent those costs are incurred in making GST-free supplies.  If the issuer trustee is not entitled to a full credit for the increase in any costs and expenses that is attributable to GST, the overall fund expenses will increase, resulting in a decrease in the funds available to the fund to pay noteholders.

Supplies of other person's property made by the issuer trustee to third parties in satisfaction of debts (e.g., if it exercised its power of sale in respect of a property) are taxable supplies if, had the debtor made the supply, the supply would have been a taxable supply.  The issuer trustee will have to account for GST out of the sale proceeds.  The issuer trustee may or may not be able to increase the sale price to cover this liability.  If a sale price cannot be increased to recover GST the remaining sale proceeds may be insufficient to cover the unpaid balance of the related loan.

In many circumstances, the supply of residential premises to be used predominantly for residential accommodation will not be a taxable supply and will not give rise to a GST liability to the issuer trustee.  However, a GST liability may arise in respect of the supply of premises that are commercial residential premises (e.g., a hostel or boarding house) or new residential premises (e.g., if the issuer trustee is making the first supply of the premises, or the first supply after substantial renovation or demolition and replacement).

Any GST liability accruing to the issuer trustee when enforcing the housing loans will decrease the funds available to the fund to pay a noteholder to the extent not covered by the mortgage insurance policies.  The extent to which the issuer trustee is able to recover an amount on account of GST arising in the circumstances described above will depend on the terms of the relevant policy.

Consolidation

The fund will not qualify as a wholly owned subsidiary of a head company provided that all of the beneficial interests in the fund will not be owned, directly or indirectly, by a single holding company.  Accordingly, the fund cannot be a member of a consolidated group for the purposes of the consolidation rules.

Taxation of Financial Arrangements

New rules governing the taxation of financial arrangements were enacted in March 2009 under the Income Tax Assessment Act 1997 (Cth).  The new rules include changes to the time at which income and expenses arising from financial transactions need to be recognized for tax purposes, and may result in timing differences in the tax recognition of income and expenses of the fund when compared to the current applicable tax laws.  The new rules do not apply to transactions of the fund entered into before July 1, 2010.  The application of the new measures to transactions of the fund should not alter the liability for income tax on any taxable income of the fund.  See "—Tax Liability of the Issuer Trustee".

Taxation of Managed Investment Trusts

On June 3, 2010, legislation came into force which, broadly, allows eligible managed investment trusts to treat gains and losses on disposals of certain classes of investment assets on capital account.  The Commonwealth Government also has accepted a recommendation made by the Board of Taxation to replace the present rules on the taxation of trusts with an elective attribution system of taxation so that beneficiaries of eligible managed investment trusts would be taxed only on the taxable income that the trustee allocates to them.  It is unlikely that the new legislation allowing gains and losses on certain assets to be treated on capital account, or the proposed reforms to the taxation of managed investment trusts, would apply to a trust such as the Fund or, if such new legislation or proposed reforms did apply, that they would adversely impact on the Fund.

Tax Reform Proposals

The final report of the Australia's Future Tax System Review (the "Henry Review") was released on May 2, 2010.  The Henry Review makes broad ranging recommendations, including that the Commonwealth Government should update and rewrite the current general taxation rules for trusts.  The Commonwealth Government has not responded to this recommendation.  Depending on the Commonwealth Government's response to this recommendation and other recommendations in the Henry Review, there may be amendments to the taxation laws that could impact on the Fund.  Any implications will need to be assessed when the Commonwealth Government finalises its response to all aspects of the Henry Review.

Other Taxes

No stamp duty, issue, registration or similar taxes are payable in Australia in connection with the issue of the offered notes.  Furthermore, a transfer of, or agreement to transfer, offered notes executed outside of Australia will not be subject to Australian stamp duty.

Enforcement of Foreign Judgments in Australia

Each of MEPM and Perpetual Limited is an Australian company incorporated with limited liability, registered under the Corporations Act 2001 (Cth).  The issuer trustee and MEPM have been advised by [Corrs Chambers Westgarth] that there is doubt as to whether the courts of Australia would recognize the jurisdiction of the U.S. courts in respect of judgments obtained in those courts in actions against the issuer trustee or MEPM or such directors, officers and employees, and as to whether Australian courts would enforce judgments of U.S. courts predicated upon the civil liability provisions of the U.S. federal or state securities laws.  The issuer trustee and MEPM have also been advised that there is doubt as to whether Australian courts would admit original actions brought under the U.S. securities laws.  In addition, certain remedies available under the U.S. federal or state laws may not be admitted or enforced by Australian courts on the basis of being contrary to Australian public policy.  However, each of MEPM and the issuer trustee has been advised by [Corrs Chambers Westgarth] (and using terms as understood under Australian law) that, under the current Australian law, an unsatisfied monetary judgment obtained against MEPM or the issuer trustee, as the case may be, from any state court of the state of New York or any federal court in the U.S. located in the Southern District of New York (the "New York Court") for a breach of an obligation under the transaction documents (the "New York Judgment"), may, subject to compliance with the rules and procedures of the relevant Commonwealth or state court in Australia (the "Australian Court"), be the subject of an action pursuant to the Australian common law against MEPM or the issuer trustee, as the case may be, for the purposes of enabling a corresponding judgment to be obtained and enforced in an Australian Court (the "Corresponding Australian Judgment").  However, the New York Judgment may not be recognized, and the Australian action to obtain the Corresponding Australian Judgment may be the subject of a temporary or permanent stay, if the New York Judgment is, among other things (as interpreted or applied by an Australian Court):

•	not for a fixed or readily ascertainable sum;

•	in respect of taxes or any revenue law (including for any fiscal penalty) or a fine or other penalty;

•	obtained:

○	by fraud;

○	contrary to notions of natural justice or public policy under the laws of Australia;

○
without limiting the bullet point immediately above, in circumstances where MEPM or the issuer trustee, as the case may be, did not receive notice of the proceedings in sufficient time to enable it to defend the proceedings before the New York Court;

○	in circumstances where the New York Court's jurisdiction is not recognized under the Australian rules of private international law;

○	in circumstances where the New York Court lacked jurisdiction according to the applicable law in the United States;

•	not clear in respect of the identity of the parties to which it applies;

•	in favor of a person other than the applicant for enforcement or recognition;

•	not final and conclusive (for example, it is subject to a dismissal, reversal, setting aside or stay of execution);

•	in respect of a cause of action or issues previously adjudicated upon;

•	of a nature or type which the Australian Court refuses to enforce as a matter of public policy under the laws of Australia;

•
based on a clear or perverse mistake of fact or application of Australian law or there is a defence or material evidence which was not available before the New York Court or United States federal court; or

•	prevented from enforcement by the Foreign Proceedings (Excess of Jurisdiction) Act 1984 (Cth).

Recognition and enforcement of the New York Judgment may also be the subject of a temporary stay in certain circumstances additional to those described above.

On the hearing of an action to enforce the New York Judgment in Australia, the Australian Court will not re-examine the New York Judgment on its merits, although:

•
if there is a defense (or, arguably material evidence) not available before the New York Court or (arguably) if the judgment was based on a clear or perverse mistake as to the facts or application of Australian law, these factors may be permitted to be raised in defense of enforcement; and

•
the defendant may be permitted to raise in those or separate proceedings any counterclaim which it might have raised had the action originally been brought before the Australian Courts unless the subject of the counterclaim was in issue and was decided or stayed by the New York Court.

Each of MEPM and the issuer trustee expressly submits to the jurisdiction of New York state and United States federal courts sitting in the Borough of Manhattan in the City of New York for the purpose of any suit, action or proceeding arising out of this offering.  Each of MEPM and the issuer trustee has appointed CT Corporation System, 111 Eighth Avenue, New York, New York 10011, as its agent upon whom process may be served in any such action.

All of the directors and executive officers of MEPM and the issuer trustee and certain experts named in this prospectus reside outside the United States, in the Commonwealth of Australia.  Substantially all or a substantial portion of the assets of all or many of such persons are located outside the United States.  As a result, it may not be possible for holders of the notes to effect service of process within the United States upon such persons or to enforce against them judgments obtained in United States courts predicated upon the civil liability provisions of Federal securities laws of the United States.  Each of MEPM and the issuer trustee has been advised by [Corrs Chambers Westgarth] that, based on the restrictions discussed in this section, there is doubt as to the enforceability in the Commonwealth of Australia, in original actions or in actions for enforcement of judgments of United States courts, of civil liabilities predicated upon the federal securities laws of the United States.

Exchange Controls and Limitations

The prospectus supplement for a series will specify any Australian foreign exchange controls and limitations that apply to payments by an Australian resident.

ERISA Considerations

Subject to the considerations discussed in this section and in the prospectus supplement for a series, the offered notes are eligible for purchase by employee benefit plans.

Section 406 of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), prohibit pension, profit-sharing or other employee benefit plans that are subject to Title I of ERISA, as well as individual retirement accounts, Keogh Plans and certain other plans subject to Section 4975 of the Code, and entities that hold "plan assets" (as defined in Section 3(42) of ERISA) of such employee benefit plans, plans or accounts (each, a "Benefit Plan Investor") from engaging in certain transactions with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to these Benefit Plan Investors.  A violation of these "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for these persons or the fiduciaries of the Benefit Plan Investor.  Title I of ERISA also requires that fiduciaries of a Benefit Plan Investor subject to ERISA make investments that are prudent, diversified (except if prudent not to do so) and in accordance with the governing plan documents.

Some transactions involving the fund might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Benefit Plan Investor that purchased offered notes if assets of the fund were deemed to be assets of the Benefit Plan Investor.  Under ERISA and regulations issued by the United States Department of Labor, the assets of the fund would be treated as plan assets of a Benefit Plan Investor for the purposes of ERISA and the Code only if a Benefit Plan Investor acquires an "equity interest" in the fund and none of the exceptions to plan assets contained in the regulations are applicable.  An equity interest is defined under the regulations as an interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features.

The offered notes are expected to be treated as indebtedness under local law.  Accordingly, if the notes are not deemed to have any "substantial equity features", purchases of the offered notes with assets of a Benefit Plan Investor should not be treated as equity investments and, therefore, the assets of the fund should not be deemed to be assets of the investing Benefit Plan Investors.  In this regard there is no specific guidance in the regulations regarding whether a principal charge-off feature under the circumstances described under "Description of the Offered Notes—Application of Realized Losses" in the prospectus supplement would constitute a "substantial equity feature".  The regulations, however, state that an instrument will not fail to be treated as indebtedness merely because it has certain equity features that are incidental to the instrument's primary fixed obligation.  Therefore, while there can be no assurances in this regard, it appears, at the time of their issuance, that the offered notes should be treated as debt without substantial equity features for purposes of the regulation and that the offered notes should not constitute equity interests in the fund for purposes of the regulation.  These conclusions are based, in part, upon the traditional debt features of the offered notes, including the reasonable expectation of purchasers of the offered notes that the offered notes will be repaid when due, as well as the absence of conversion rights, warrants and other typical equity features.  The debt characterization of the offered notes could change (i.e., they could be treated as equity) after their issuance if, for instance, the fund incurs losses or there is a change in the ratings of the offered notes.  This risk of recharacterization is enhanced for notes that are subordinated to other classes of securities.

Without regard to whether the offered notes are treated as a debt interest for purposes of the regulation, the acquisition or holding of the offered notes by or on behalf of a Benefit Plan Investor could be considered to give rise to a prohibited transaction if the fund, the issuer trustee, ME, MEPM, the Class A note trustee, any holder of 50% or more of any equity interests in the fund, any of the swap providers, the underwriters or the security trustee or certain of their respective affiliates is or becomes a party in interest or a disqualified person with respect to such Benefit Plan Investor.  In such case, certain exemptions from the prohibited transaction rules could be applicable to the purchase and holding of offered notes by a Benefit Plan Investor depending on the type and circumstances of the plan fiduciary making the decision to acquire an offered note.  Included among these exemptions are:

•	Prohibited Transaction Class Exemption 96-23, regarding transactions effected by "in-house asset managers";

•	Prohibited Transaction Class Exemption 90-1, regarding investments by insurance company pooled separate accounts;

•	Prohibited Transaction Class Exemption 95-60, regarding transactions effected by insurance company general accounts;

•	Prohibited Transaction Class Exemption 91-38, regarding investments by bank collective investment funds; and

•	Prohibited Transaction Class Exemption 84-14, regarding transactions effected by "qualified professional asset managers."

There can be no assurance that any of these, or any other exemption, will be available with respect to any transaction involving the offered notes.  By your acquisition of an offered note, you hereby represent and warrant that either (x) you are not a Benefit Plan Investor or any other plan that is subject to a law that is substantially similar to Title I of ERISA or Section 4975 of the Code or (y) your purchase, holding and disposition of the offered note will not result in a non-exempt prohibited transaction under ERISA, the Code or any substantially similar applicable law.

Benefit Plan Investors that are governmental plans, as defined in Section 3(32) of ERISA, and certain church plans, as defined in Section 3(33) of ERISA, are not subject to ERISA requirements, but may be subject to state or other laws that are substantially similar to ERISA or the Code.

If you are a plan fiduciary considering the purchase of any of the offered notes, you should consult your tax and legal advisors regarding whether the assets of the fund would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.  The non-offered notes are not eligible for purchase by Benefit Plan Investors.

The prospectus supplement for a series may provide additional information regarding ERISA considerations for that series.

Incorporation of Certain Documents by Reference

The SEC allows the depositor to "incorporate by reference" information filed with the SEC by the depositor pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 that relates to any fund or series of offered notes.  This means that the depositor may disclose important information to any investor by referring the investor to these documents.  Any information incorporated by reference is an important part of this prospectus, and information filed by the depositor with the SEC that relates to a fund or series of offered notes and that is incorporated by reference into this prospectus will automatically update and supersede the information contained in this prospectus.  Documents that may be incorporated by reference with respect to a particular series of offered notes include, as applicable, a swap provider's financial statements, computational materials, collateral term sheets, certain material transaction documents and amendments thereto and other documents on Form 8-K and filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 as may be required in connection with the related fund.

The depositor will provide or cause to be provided without charge to each person to whom this base prospectus and prospectus supplement is delivered in connection with the offering of one or more classes of the offered notes, upon written or oral request of that person, a copy of any or all reports incorporated in this prospectus by reference, in each case to the extent the reports relate to one or more of the classes of the related offered notes, other than the exhibits to those documents, unless the exhibits are specifically incorporated by reference in the documents.  Requests should be directed in writing to:  ME Portfolio Management Limited, Level 16, 360 Collins Street, Melbourne, VIC 3000, Australia, telephone:  + 613 9605 6000.

The depositor may provide static pool information, in response to Item 1105 of Regulation AB, through an internet web site, and if the depositor decides to provide information through such means, the applicable prospectus supplement accompanying this base prospectus will disclose the specific internet address where such information is posted.

Legal Investment Considerations

The offered notes will not constitute "mortgage related securities" for purposes of the U.S. Secondary Mortgage Market Enhancement Act of 1984, because the originators of the housing loans were not subject to United States state or federal regulatory authority.  Accordingly, some U.S. institutions with legal authority to invest in comparably rated securities based on such housing loans may not be legally authorized to invest in the offered notes.  No representation is made as to whether the notes constitute legal investments under any applicable statute, law, rule, regulation or order for any entity whose investment activities are subject to investment laws and regulations or to review by any regulatory authorities.  You are urged to consult with your counsel concerning the status of the offered notes as legal investments for you.

Available Information

The depositor and each issuing entity are subject to some of the information requirements of the Securities Exchange Act of 1934, and, accordingly, the depositor and each issuing entity will file reports thereunder with the SEC.  The registration statement and the exhibits thereto, and reports and other information filed by the depositor and each issuing entity with the SEC pursuant to the Securities Exchange Act of 1934 can be read and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  The SEC file number of the depositor is 000-1186142.  A separate SEC file number will be assigned for each issuing entity.  The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  In addition, the SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.  For purposes of any electronic version of this prospectus, the preceding uniform resource locator, or URL, is an inactive textual reference only.  Steps have been taken to ensure that this URL reference was inactive at the time the electronic version of this prospectus was created.

The registration statement and the exhibits thereto, and reports and other information filed by the depositor and each issuing entity with the SEC pursuant to the Securities Exchange Act of 1934 will also be posted to the internet website maintained by the depositor at http://www.[                                            ] as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.  For purposes of any electronic version of this prospectus, the preceding uniform resource locator, or URL, is an inactive textual reference only.  Steps have been taken to ensure that this URL reference was inactive at the time the electronic version of this prospectus was created.

Upon receipt of a request by an investor who has received an electronic prospectus supplement and base prospectus from the underwriter or a request by the investor's representative within the period during which there is an obligation to deliver a prospectus supplement and base prospectus, the underwriter will promptly deliver, or cause to be delivered, without charge, to the investor a paper copy of the prospectus supplement and base prospectus.

See "Description of the Offered Notes—Reports to Noteholders" in the prospectus supplement.

Ratings of the Notes

Unless specified otherwise in a prospectus supplement for a series, each class of notes of a series offered by this base prospectus and the corresponding prospectus supplement will be rated by at least one nationally recognized statistical rating agency or organization that initially rates the series at the request of MEPM (each such rating agency referred to in this base prospectus as a "designated rating agency").

The security rating(s) of the notes should be evaluated independently from similar ratings on other types of notes or securities.  A security rating by a rating agency is not a recommendation to buy, sell or hold securities and may be subject to revision, suspension, qualification or withdrawal at any time by the relevant rating agency.  A rating does not address the market price or suitability of the notes for you.  The rating(s) of the notes address the likelihood of the payment of principal and interest on the notes according to their terms. The rating(s) do not address the expected schedule of principal repayments under the notes, only that principal will be returned no later than the final maturity date of the notes.

You are urged to make your own evaluation of the suitability of the notes for you, and not to rely solely on the rating(s) on the notes.

Plan of Distribution

The issuer trustee may sell the offered notes in any of three ways:

•	through underwriters or dealers;

•	directly to a limited number of purchasers or to a single purchaser; or

•	through agents.

The prospectus supplement for a series will set for the terms of the offering of that series of offered notes including:

•	the name or names of any underwriters, dealers or agents;

•	the purchase price of the offered notes and the proceeds to the issuer trustee from the sale;

•	any underwriting discounts and other items constituting underwriters' compensation; and

•	any discounts and commissions allowed or paid to dealers.

Any initial public offering prices and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If any offered notes of any series are sold through underwriters, the prospectus supplement will describe the nature of the obligation of the underwriters to purchase the notes.  The offered notes may be offered to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more underwriting firms acting alone.  The underwriter or underwriters for a particular underwritten offering of offered notes will be named in the prospectus supplement relating to that offering, and, if an underwriting syndicate is used, the managing underwriter or underwriters will be set forth on the cover of the prospectus supplement.  Unless otherwise described in a prospectus supplement, the obligation of the underwriters to purchase any offered notes of the related series will be subject to various conditions precedent, and the underwriters will be obligated to purchase all of the offered notes if any are purchased.

The prospectus supplement for any series of offered notes offered other than through the underwriters will contain information regarding the nature of the offering and any agreements to be entered into between the issuer trustee and dealers for the offered notes of that series.

The issuer trustee anticipates that the offered notes will be sold to institutional and retail investors.  Purchasers of offered notes, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with re-offers and sales by them of offered notes.  Offered noteholders should consult with their legal advisors in this regard prior to any re-offer or sale.

There is currently no secondary market for the offered notes.  The issuer trustee does not intend to make a secondary market for the offered notes.  There can be no assurance that a secondary market for the offered notes will develop or, if it does develop, that it will continue.

Legal Matters

[Corrs Chambers Westgarth, Melbourne, Australia,] will pass upon certain legal matters with respect to the offered notes for ME Portfolio Management Limited.  Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, will pass upon the material U.S. federal income tax matters with respect to the offered notes for ME Portfolio Management Limited.  [Corrs Chambers Westgarth, Melbourne, Australia,] will pass upon the material Australian tax matters with respect to the offered notes for ME Portfolio Management Limited.

Each prospectus supplement will identify the other law firms who will give opinions on additional legal matters for the related underwriters and other transaction parties.

Glossary

A$ Equivalent	has the meaning set out in the prospectus supplement for a series.

Approved Mortgage Insurance Policy

means the mortgage insurance policy maintained by Perpetual Limited to cover certain losses incurred in connection with mortgages originated in accordance with the mortgage origination and management agreement.

Approved Solicitor	means a solicitor or other person approved to act for Perpetual Limited in relation to settling mortgages as contemplated by the mortgage origination and management agreement.

Approved Valuer	means a person approved to act for Perpetual Limited in valuing properties which are the subject of any mortgage.

Bank	means:

• for the purposes of the definition of Banking Day:

○
a corporation authorized under the Banking Act 1959 (Cth) to carry on general banking business in Australia or a corporation formed or incorporated under any Act of the Parliament of an Australian jurisdiction to carry on the general business of banking;

○ [a person authorized under the Banking Act 1987 (UK) to carry on a deposit taking business;] or

○ a banking institution or trust company organised or doing business under the laws of the United States of America or any of its states; and

•
in any other case, a corporation authorized under the Banking Act 1959 (Cth) to carry on general banking business in Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian jurisdiction to carry on the general business of banking.

Banking Day	has the meaning set out in the prospectus supplement for a series.

Benefit Plan Investor
means a pension, profit-sharing or other employee benefit plan that is subject to Title I of ERISA, as well as individual retirement accounts, Keogh Plans and certain other "plans" subject to Section 4975 of the Code, and entities that hold "plan assets" (as defined in Section 3(42) of ERISA) of such employee benefit plans, plans or accounts.

Code	means the U.S. Internal Revenue Code of 1986, as amended.

Collateral Security
means, in relation to a mortgage, each guarantee, indemnity or other mortgage, charge, caveat or other security interest executed in favor of Perpetual Limited or held by Perpetual Limited as further security for the money secured by that mortgage.

Consumer Credit Code
means the Consumer Credit Code (as set out in the appendix to the Consumer Credit (Queensland) Act 1994), as it is in force, and the equivalent legislation, in each State or Territory of the Commonwealth of Australia.

ERISA	means the U.S. Employee Retirement Income Security Act of 1974, as amended.

Expenses	in relation to a fund means all costs, charges, liabilities and expenses incurred by the issuer trustee or MEPM in the operation of the fund, including the following:

(a)
any fees and expenses under or in connection with any transaction document payable to any paying agent or calculation agent (for which the issuer trustee is not personally liable under the transaction documents) and any fees, costs and expenses incurred by the issuer trustee or MEPM in complying with their respective obligations under or in connection with any transaction document or in connection with compliance with any requirements of any securities system and any stock exchange;

	(b)	any amounts payable or incurred by the issuer trustee or MEPM under any enhancement or hedge;

	(c)	any amounts (other than fees) payable by the issuer trustee or MEPM to a mortgage manager under its corresponding mortgage origination and management agreement;

(d)
any amounts payable under or incurred by the issuer trustee or MEPM under the underwriting agreement[, any other subscription or dealer agreement] or the security trust deed or otherwise in relation to the issue of the notes;

	(e)	any fees and other amounts payable to MEPM under the master trust deed;

	(f)	any fees and expenses payable to the auditor of the fund;

	(g)	any fees and expenses charged from time to time by or in relation to a securities system or any stock exchange to the issuer trustee's account;

(h)
any costs of postage and printing of all checks, accounts, statements, notices, note registration confirmations and other documents required to be posted to the beneficiaries or noteholders of the fund under the master trust deed;

	(i)	any costs of any valuation of the fund or of any asset of the fund;

	(j)	any expenses incurred in connection with the bank accounts of the issuer trustee in relation to the fund and bank fees

(including but not limited to account keeping fees) and other bank or government charges incurred in connection with the keeping of, or the transaction of business through, the internal accounts and bank accounts of the issuer trustee and their management;

(k)
any fees, charges and amounts which are paid or payable to any person appointed or engaged by the issuer trustee or MEPM to the extent that the fees, charges and amounts would be payable or reimbursable to the issuer trustee or MEPM under any other provision of this definition or under the master trust deed if the services performed by the person so appointed or engaged had been carried out directly by the issuer trustee or MEPM and to the extent that those fees, charges and amounts are reasonable in amount and properly incurred;

(l)	the amount of any indemnity from the fund claimed by the issuer trustee or MEPM for legal costs in relation to enforcement proceedings;

(m)
reasonable in amount and properly incurred legal costs and disbursements incurred by MEPM and the issuer trustee in relation to settling and executing any transaction document and any subsequent consent, agreement, approval, waiver or amendment thereto or in relation to any matter of concern to MEPM or the issuer trustee in relation to a transaction document or the fund, provided that the basis of incurring any such costs and disbursements by the issuer trustee has been approved in advance by MEPM;

(n)
except where otherwise provided by the master trust deed, any costs incurred by MEPM or the issuer trustee in, or in connection with, the retirement or removal of the issuer trustee or MEPM respectively under the master trust deed and the appointment of any person in substitution to the extent that those costs are reasonable in amount and properly incurred, other than as contemplated in paragraph (t) of the definition of Expenses;

(o)	any amount specified as an Expense for the purposes of the master trust deed in any transaction document;

(p)
any fees, indemnities and expenses under or in connection with any transaction document payable to DTC, the Class A note trustee, any paying agent, the Class A note registrar, any calculation agent, any Transparency Directive agent, any Irish listing agent, any securities systems or any stock exchange;

(q)	any fees, costs and expenses incurred by the issuer trustee or MEPM in complying with their obligations under any transaction document in connection with compliance with Regulation AB; and

(r)
any other costs, charges, expenses, fees, liabilities, taxes (including stamp duty payable on checks), imposts and other outgoings properly incurred by the issuer trustee or MEPM in exercising their respective powers, duties and obligations under the master trust deed or any other transaction document (other than the notes),

provided that:

(s)
general overhead costs and expenses of the issuer trustee and MEPM (including, without limitation, rents and any amounts payable by the issuer trustee or MEPM (as applicable) to its employees in connection with their employment) incurred directly or indirectly in connection with the business of the issuer trustee or MEPM (as applicable) or in the exercise of its rights, powers and discretions or the performance of its duties and obligations in relation to the fund, other than as contemplated in paragraph (r) of the definition of Expenses; and

	(t)	any fees payable by MEPM under the management support deed,

shall not constitute Expenses.

Extraordinary Resolution
means a resolution passed at a duly convened meeting of Voting Secured Creditors by a majority consisting of not less than 75% of the votes cast thereat or a resolution in writing by all Voting Secured Creditors.

Financial Default	means any failure by the issuer trustee to pay within 10 Banking Days of the due date:

	•	the issuer trustee's fee in relation to the fund;

	•	the manager's fee in relation to the fund;

	•	any amount payable under any fixed-floating interest rate swap, currency swap or enhancement; or

	•	any amount of interest or principal payable under or in respect of the notes.

Insolvency Event
means with respect to any person (and, in the case of the issuer trustee, excluding in its personal capacity or in its capacity as trustee of any other trust or settlement) the happening of the following events:

	•	an application or order is made for the bankruptcy, winding up or dissolution of the person other than a frivolous or vexatious application or an application which is not stayed within 21 days;

•
a resolution is passed, or steps are taken to pass a resolution, for the winding up or dissolution of the person, otherwise than for the purpose of an amalgamation or reconstruction while solvent on terms previously approved by the security trustee;

	•	the person is otherwise wound up or dissolved or made bankrupt;

	•	a liquidator, provisional liquidator, official manager,

administrator, receiver, receiver and manager, trustee in bankruptcy or any similar official is appointed to the person or any of the assets of the person, but in the case of a receiver or receiver and manager only, in respect of the assets of the fund, or any steps are taken for any such appointment and such appointment is not revoked within 21 days;

	•	the person suspends payment of its debts generally;

	•	the person is, or becomes unable to pay its debts when they are due or is, or becomes, unable to pay its debts within the meaning of the Corporations Act 2001 (Cth);

	•	the person enters into, or resolves to enter into, any arrangement, composition or compromise with, or assignment for the benefit of, its creditors or any class of them;

	•	the person ceases or threatens to cease, to carry on business;

	•	a notice under section 601AB(3) of the Corporations Act 2001 (Cth) is given to, or in respect of, the person;

	•	the person is, or becomes, or under the Corporations Act 2001 (Cth) is presumed to be, insolvent;

	•	the person takes any steps to obtain, or is granted protection from its creditors or any class of them, under applicable legislation;

	•	anything analogous or having substantially similar effect, to any of the above occurs under or in respect of any existing or future law.

Invested Amount	means at any time in relation to a note, an amount equal to

	•	the initial Outstanding Principal Balance of the note; minus

	•	all repayments of principal made in relation to the note.

Issuer Trustee's Default
means the issuer trustee, breaches any obligation or duty imposed on the issuer trustee under any transaction document in relation to the fund and the issuer trustee fails or neglects after 10 days' notice from MEPM to remedy that breach.

Manager's Default
means MEPM or any replacement manager breaches any obligation or duty imposed on such manager under the master trust deed, any other transaction document or any other deed, agreement or arrangement entered into by such manager under the master trust deed in relation to the fund or any representation given by such manager in any transaction document in relation to the fund is or becomes not true, and the breach is not remedied within 30 days' notice being given by the issuer trustee to such manager.

Material Adverse Effect	means a material adverse effect on the ability of the Class A note trustee to perform its obligations under the note trust deed.

Mortgage Document	means in relation to a mortgage:

	•	that mortgage;

	•	each Secured Agreement relating to that mortgage;

	•	each Collateral Security relating to that mortgage;

	•	each Property Insurance relating to that mortgage;

	•	each enhancement, to the extent it relates to that mortgage;

	•	each hedge, to the extent it relates to that mortgage;

	•	each mortgage insurance policy; and

	•	any other document or agreement which is agreed between Perpetual Limited and/or MEPM and ME Bank to be a Mortgage Document for the purposes of the mortgage origination and management agreement.

National Credit Code	means the National Credit Code (as set out in Schedule 1 to the National Consumer Credit Protection Act 2009 (Cth)), as it is in force.

Noteholder Secured Creditors	means:

	•	the Class A note trustee, acting on behalf of the holders of Class A notes (other than any A$ denominated Class A notes);

	•	the holders of any A$ denominated Class A notes;

	•	any Class AB noteholders; and

	•	the Class B noteholders.

Outstanding Principal Balance	•	at any time in relation to a note or a liquidity note, has the meaning set out in the prospectus supplement for a series; and

•
at any time in relation to a housing loan, means the then outstanding principal under the housing loan after giving effect to any redraws [or top-up loans] made prior to the time of such determination.

Property Insurance	means, in relation to a mortgage, all insurance policies which a mortgagor maintains, or is required to maintain under that mortgage.

Secured Agreement	means, in relation to a mortgage, any document or agreement under which any money secured by that mortgage is or may become outstanding.

Secured Creditor	see page [ ].

Secured Moneys
means, all money which the issuer trustee is or at any time may become actually or contingently liable to pay to or for the account of any Secured Creditor for any reason whatever under or in connection with a transaction document.

Solicitor's Certificate
means, in relation to a mortgage, a certificate from an Approved Solicitor addressed to Perpetual Limited and MEPM as to certain matters relating to the origination of that mortgage and the property which is the subject of the mortgage.

Suspended Moneys	see page [ ].

Termination Date	in relation to the fund means the earliest of the following dates in relation to the fund:

• the date upon which the fund terminates by operation of statute or by the application of general principles of law;

•
the Banking Day immediately following the date upon which the issuer trustee pays in full all moneys due or which may become due, whether contingently or otherwise, to the noteholders in respect of the notes and the issuer trustee and MEPM agree that no further notes are proposed to be issued by the issuer trustee in relation to the fund; or

• if a Financial Default occurs before the notes are paid in full, the date appointed by the Noteholder Secured Creditors as the Termination Date pursuant to the master trust deed.

U.S.	means United States of America.

Valuation	means, in relation to a mortgage, a valuation of the property which is the subject of that mortgage, prepared by an Approved Valuer.

Voting Secured Creditors	means:

•
with respect to enforcement of the security trust deed, for so long as the Secured Moneys of the Noteholder Secured Creditors are 75% or more of the total Secured Moneys calculated and expressed in the A$ Equivalent, the Noteholder Secured Creditors alone;

	•	at any other time:

○
the Class A note trustee, or, if the Class A note trustee fails to act on behalf of the holders of Class A notes (other than any A$ denominated Class A notes) within a reasonable time and such failure is continuing, the holders of Class A notes (other than any A$ denominated Class A notes) to the extent permitted by Australian law; and

		○	each other Secured Creditor (other than the holders of any U.S. dollar-denominated and Euro-denominated Class A notes), including the holders of any A$ denominated Class A notes.

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SMHL GLOBAL FUND [    ]-[ ]

Dealer Prospectus Delivery Obligations

Until 90 days after the date of this prospectus supplement all dealers that effect transactions in these notes, whether or not participating in this offering, may be required to deliver a prospectus.  This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.          Other Expenses of Issuance and Distribution.*

The following table sets forth the estimated expenses in connection with the issuance and distribution of the notes being registered under this Registration Statement, other than underwriting discounts and commissions:

SEC Registration Fee	US$	147,360.00
Printing and Engraving		$172,500.00
Legal Fees and Expenses		$1,400,000.00
Trustee Fees and Expenses		$193,200.00
Rating Agency Fees		$300,000.00
Accounting Fees and Expenses		$200,000.00
Miscellaneous		$70,000.00
Total		$2,483,060.00

*	All amounts, except the SEC Registration Fee, are estimates of expenses incurred in connection with the issuance and distribution of the notes.

Item 15.          Indemnification of Directors and Officers.

Pursuant to Part 31 of the Articles of Association of the registrant:  every officer (including each director), Auditor or agent of the Registrant shall be indemnified out of the property of the Registrant against any liabilities incurred by that person as an officer, Auditor or agent in defending any proceedings, whether civil or criminal, in which judgment is given in that person's favor or in which that person is acquitted or in connection with any application in relation to any such proceedings in which relief is granted under the Corporations Act 2001 (Cth) to that person by the Court.  However, the right of indemnity against the Registrant may, in certain circumstances, be limited by the Corporations Act 2001 (Cth).

Item 16.          Exhibits and Financial Statement Schedules.

Exhibit No.	Description of Exhibit
1.1	Form of Underwriting Agreement.*
3.1	Memorandum of Association of the Registrant.*
3.2	Articles of Association of the Registrant.*
4.1.1	Amending and Restating Deed, dated as of June 1, 2004, to the Master Trust Deed.*
4.1.2	Supplemental Deed, dated as of April 18, 2006, to the Master Trust Deed.*
4.1.3	Amending and Restating Deed, dated as of May 2, 2007, to the Master Trust Deed.*
4.1.4	Amending and Restating Deed, dated as of December 22, 2008, to the Master Trust Deed.*
4.2	Form of Notice of Creation of a Securitisation Fund.*
4.3	Form of Supplementary Bond Terms Notice – Class A Notes[, Class AB Notes] and Class B Notes.*
4.4	Form of Supplementary Bond Terms Notice – Liquidity Notes.*
4.5	Form of Security Trust Deed.*
4.6	Form of Note Trust Deed.*
4.7	Form of Securitisation Fund Bond Issue Direction.*
5.1	Opinion of Corrs Chambers Westgarth as to legality of the Notes.*
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters.*
8.2	Opinion of Corrs Chambers Westgarth as to certain tax matters.*
10.1.1	Consolidated Mortgage Origination and Management Agreement, incorporating amendments through September 2, 2008.*
10.1.2	Amending Deed, dated as of January 20, 2009, to the Mortgage Origination and Management Agreement.*
10.2	Form of Nomination Notice – SMHL Mortgage Origination and Management Agreement.*
10.3	Standby Servicing Agreement, dated as of August 7, 2001.*
10.4.1	Management Support Deed, dated as of June 16, 2000.*
10.4.2	Amending Deed, dated as of March 23, 2004, to the Management Support Deed.*
10.5	Form of Fixed-Floating Interest Rate Swap Agreement.*
10.6	Form of Cross Currency Swap Agreement.*
10.7	Form of Payment Funding Facility Agreement.*
10.8	Form of Redraw Funding Facility Agreement.*
10.9	Form of Top-up Funding Facility Agreement.*
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1 hereof).*
23.2	Consent of Corrs Chambers Westgarth (included in Exhibits 5.1, 8.2 and 99.1 hereof).*
24.1	Power of Attorney (included on signature pages of the Registration Statement).
25.1	Statement of Eligibility of Note Trustee.*
99.1	Opinion of Corrs Chambers Westgarth as to Enforceability of U.S. Judgments under Australian Law.*

*	To be filed by amendment.

The agreements included or incorporated by reference as exhibits to this Registration Statement contain representations and warranties by each of the parties to the applicable agreement.  These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Registration Statement not misleading.

Item 17.          Undertakings.

(a)	Undertakings pursuant to Rule 415:

The undersigned Registrant hereby undertakes:

	(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)
To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement.  Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

(iii)
To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that:

(A)
Paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if this Registration Statement is on Form S-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this Registration Statement; and

(B)
Paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if this Registration Statement is for an offering of asset-backed securities on Form S-3 and the information required to be included in a post-effective amendment is provided pursuant to Item 1100(c) of Regulation AB.

(2)
That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

	(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

If the Registrant is relying on Rule 430B:

(A)
Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of this Registration Statement as of the date the filed prospectus was deemed part of and included in this Registration Statement; and

(B)
Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in this Registration Statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus.  As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of this Registration Statement relating to the securities in this Registration Statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.  Provided, however, that no statement made in a Registration Statement or prospectus that is part of this Registration Statement or made in a document incorporated or deemed incorporated by reference into this Registration Statement or prospectus that is part of this Registration Statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in this Registration Statement or prospectus that was part of this Registration Statement or made in any such document immediately prior to such effective date.

(5)	That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

	(i)	Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

	(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii)
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

	(iv)	Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(b)	Undertaking in respect of incorporation by reference of subsequent Exchange Act documents:

The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	Undertaking in respect of indemnification:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d)	Undertakings pursuant to Rule 430A:

The undersigned registrant hereby undertakes that:

(1)
For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b) (1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(2)
For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(e)	Undertaking pursuant to qualification of Trust Indentures under Trust Indenture Act of 1939 for delayed offerings:

The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

(f)	Undertaking in respect of incorporation by reference of subsequent Exchange Act documents by third parties:

The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 of a third party that is incorporated by reference in this Registration Statement in accordance with Item 1100(c)(1) of Regulation AB shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(g)	Undertaking in respect of information provided through an Internet web site:

The undersigned Registrant hereby undertakes that, except as otherwise provided by Item 1105 of Regulation AB, information provided in response to that Item pursuant to Rule 312 of Regulation S-T through the specified Internet address in the prospectus is deemed to be a part of the prospectus included in this Registration Statement.  In addition, the undersigned Registrant hereby undertakes to provide to any person without charge, upon request, a copy of the information provided in response to Item 1105 of Regulation AB pursuant to Rule 312 of Regulation S-T through the specified Internet address as of the date of the prospectus included in this Registration Statement if a subsequent update or change is made to the information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement I.B.5 of Form S-3 will be met by the time of the sale of securities hereunder, and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Melbourne, Australia, on the 20th day of December 2010.

ME PORTFOLIO MANAGEMENT LIMITED

By:	/s/ Nicholas Vamvakas
Name:	Nicholas Vamvakas
Title:	Chief Financial Officer

By:	/s/ Paul Garvey
Name:	Paul Garvey
Title:	General Manager, Funding and Financial Markets

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Nicholas Vamvakas and Paul Garvey acting jointly as his or her true and lawful attorneys in fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons acting in the following capacities for ME Portfolio Management Limited and on the dates indicated.

Signature	Title	Date

/s/ Nicholas Vamvakas	Chief Financial Officer (principal executive officer, principal financial officer and principal accounting officer), Director	December 20, 2010
Nicholas Vamvakas

/s/ Paul Garvey	Director	December 20, 2010
Paul Garvey

/s/ Tony Beck	Director	December 20, 2010
Tony Beck

/s/ Susan Mackenzie	Director	December 20, 2010
Susan Mackenzie

SIGNATURE OF AGENT FOR SERVICE OF PROCESS

Pursuant to the requirements of the Securities Act of 1933, the undersigned hereby certifies that it is the agent for service of process in the United States of the Registrant with respect to this Registration Statement and signs this Amendment No. 1 to the Registration Statement solely in such capacity.

CT CORPORATION SYSTEM

By:	/s/ Kathryn A. Widdoes
Name:	Kathryn A. Widdoes
Title:	Assistant Secretary

Address:	CT Corporation System 111 Eighth Avenue 13th Floor New York, New York 10011 Telephone: (212) 590-9100

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1	Form of Underwriting Agreement.*
3.1	Memorandum of Association of the Registrant.*
3.2	Articles of Association of the Registrant.*
4.1.1	Amending and Restating Deed, dated as of June 1, 2004, to the Master Trust Deed.*
4.1.2	Supplemental Deed, dated as of April 18, 2006, to the Master Trust Deed.*
4.1.3	Amending and Restating Deed, dated as of May 2, 2007, to the Master Trust Deed.*
4.1.4	Amending and Restating Deed, dated as of December 22, 2008, to the Master Trust Deed.*
4.2	Form of Notice of Creation of a Securitisation Fund.*
4.3	Form of Supplementary Bond Terms Notice – Class A Notes[, Class AB Notes] and Class B Notes.*
4.4	Form of Supplementary Bond Terms Notice – Liquidity Notes.*
4.5	Form of Security Trust Deed.*
4.6	Form of Note Trust Deed.*
4.7	Form of Securitisation Fund Bond Issue Direction.*
5.1	Opinion of Corrs Chambers Westgarth as to legality of the Notes.*
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters.*
8.2	Opinion of Corrs Chambers Westgarth as to certain tax matters.*
10.1.1	Consolidated Mortgage Origination and Management Agreement, incorporating amendments through September 2, 2008.*
10.1.2	Amending Deed, dated as of January 20, 2009, to the Mortgage Origination and Management Agreement.*
10.2	Form of Nomination Notice – SMHL Mortgage Origination and Management Agreement.*
10.3	Standby Servicing Agreement, dated as of August 7, 2001.*
10.4.1	Management Support Deed, dated as of June 16, 2000.*
10.4.2	Amending Deed, dated as of March 23, 2004, to the Management Support Deed.*
10.5	Form of Fixed-Floating Interest Rate Swap Agreement.*
10.6	Form of Cross Currency Swap Agreement.*
10.7	Form of Payment Funding Facility Agreement.*
10.8	Form of Redraw Funding Facility Agreement.*
10.9	Form of Top-up Funding Facility Agreement.*
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1 hereof).*
23.2	Consent of Corrs Chambers Westgarth (included in Exhibits 5.1, 8.2 and 99.1 hereof).*
24.1	Power of Attorney (included on signature pages of the Registration Statement).
25.1	Statement of Eligibility of Note Trustee.*
99.1	Opinion of Corrs Chambers Westgarth as to Enforceability of U.S. Judgments under Australian Law.*

*	To be filed by amendment.

The agreements included or incorporated by reference as exhibits to this Registration Statement contain representations and warranties by each of the parties to the applicable agreement.  These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Registration Statement not misleading.